UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490

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Date of fiscal year end: 7/31

Date of reporting period: 7/31/15

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared nine annual reports to shareholders for the year ended July 31, 2015 for series of John Hancock Funds II with July 31 fiscal year end.  The first report applies to the Technical Opportunities Fund, the second report applies to the Global Income Fund, the third report applies to Short Duration Credit Opportunities Fund, the fourth report applies to Absolute Return Currency Fund, the fifth report applies to the Fundamental All Cap Core Fund, the sixth report applies to the Fundamental Large Cap Core Fund, the seventh report applies to Fundamental Large Cap Value Fund, the eight report applies to the Diversified Strategies Fund and  the ninth report applies to the Global Absolute Return Strategy Fund.

John Hancock

Technical Opportunities Fund

Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Technical Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
25	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities gained ground despite volatility

The accommodative monetary policies of the world's central banks provided a positive underpinning for stocks during the annual period.

The fund strongly outperformed its benchmark

Stock selection and sector allocations both played positive roles in performance.

Sector positioning added value

The fund was helped by its emphasis in the healthcare and information technology sectors, as well as its relatively low weightings in energy and materials.

PORTFOLIO COMPOSITION AS OF 7/31/15 (%)

A note about risks

A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, including emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. The fund may invest its assets in a small number of issuers. Performance could suffer significantly from adverse events affecting these issuers. Frequent trading may increase fund transaction costs. The fund may invest in initial public offerings, which are frequently volatile in price. The fund can invest up to 100% of its assets in cash, which may cause the fund to not meet its investment objective. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP

Frank L. Teixeira, CMT, CFA
Portfolio Manager
Wellington Management Company LLP

Can you describe the market environment of the past 12 months?

Global equities produced a gain during the period, based on the 3.37% return of the fund's benchmark, the MSCI All Country World Index. Global economic data remained positive, with continued signs of a gradual recovery in the United States and Europe. Accommodative global monetary policy also continued to be an important theme for the markets in the second half of 2014 and early 2015, led by central banks in Europe and Japan. A continued boom in corporate takeovers further fueled bullish sentiment, as 2015 is on pace to be the second-highest year of global merger-and-acquisition activity in history (behind only 2007).

While the environment was generally positive, certain factors led to elevated volatility and dampened overall performance late in the period. Most notably, investors grew more concerned about the Greek debt crisis, the uncertainty regarding U.S. Federal Reserve policy, and instability in China's financial markets. Nevertheless, the longer-term uptrend in global equities remained largely intact as the period drew to a close.

What factors influenced performance during the annual period?

The fund's sector positioning had a substantial, positive impact on performance. The fund held large underweight positions in both the energy and materials sectors, which enabled it to avoid the majority of the poor returns in both areas - a positive for performance relative to the benchmark. The fund also benefited from being overweight in the healthcare and information technology sectors, both of which outperformed the broader market by a wide margin.

Our individual stock selection process also worked very well and made a large contribution to the fund's strong results. The fund delivered the largest margin of outperformance in the healthcare sector, where its holdings generated a total return well above that of the healthcare stocks in the benchmark. Receptos, Inc., a biopharmaceutical company that was acquired at a premium, was the largest contributor in both the sector and the fund as a whole. We tendered the fund's shares following the buyout, and the stock is no longer held in the portfolio. Anacor Pharmaceuticals, Inc., a biopharmaceutical company focused on developing novel small molecule therapeutics, also made

4

a strong contribution to performance after the company reported positive data in its Food and Drug Administration Phase 3 trials. Incyte Corp., Agios Pharmaceuticals, Inc., Regeneron Pharmaceuticals, Inc., and Allergan PLC further boosted the fund's return within healthcare.

Certain holdings in the information technology sector also delivered strong performance for the fund. An overweight position in Apple, Inc., which finished the period with a gain that was well in excess of the broader tech group, made a meaningful contribution to returns. In addition, the fund's investments in Palo Alto Networks, Inc. and Fortinet, Inc. generated strong performance as corporations' demand for cybersecurity solutions continued to increase. We took profits on Apple and Palo Alto Networks, selling both positions.

Outside of technology and healthcare, Netflix, Inc. was a top contributor to fund performance. We established a position in the stock after it rebounded significantly from its January lows following a better-than-expected earnings report. We later trimmed the position during times when the price moved well above its trend, but it remained the fund's largest position at the close of the period.

Only a few aspects of the fund's positioning detracted from performance. The fund was underweight in both the consumer staples and consumer discretionary sectors, which cost it some performance relative to the benchmark. Among individual stocks, the leading detractor was a position in GoPro, Inc., a developer of high-definition action cameras whose share price was pressured by concerns about rising competition. LinkedIn Corp., a U.S.-based networking website for professionals, also lost ground due to concerns about slowing growth. We have since sold the stock from the fund.

SECTOR COMPOSITION AS OF 7/31/15 (%)

5

The fund's weighting in cash and cash equivalents went up during the period. Why is this?

One of the unique aspects of the fund's strategy is its flexibility to raise cash levels when there is a limited opportunity set of technically attractive securities. We therefore aren't compelled to keep the fund fully invested if we don't feel there are a sufficient number of ideas that offer the requisite upside from a technical standpoint. Importantly, the cash level is a by-product of the investment process and is not managed to specific targets. As we sell or trim positions, the fund's weighting in cash and cash equivalents naturally rises until we redeploy those assets into other areas of the market. To the extent that we don't find other ideas, we are comfortable with the fund having a larger position in cash and short-term investments.

What factors led you to emphasize the healthcare and technology sectors?

We use a technical approach to construct the fund's portfolio. Although the fund is built using bottom-up security selection, it is generally concentrated in the most technically attractive areas of the market, with the size of its positions based on strength of the trends. This led us to overweight these two sectors, an approach that paid off during the past year.

The fund has been overweight in the healthcare sector since early 2012, at which time we were positioning the portfolio away from more cyclical market segments toward less economically sensitive sectors, such as healthcare. The fund has been overweight in technology since mid-2013, when technical conditions began to look favorable. Conversely, we reduced exposure to energy from its mid-2014 level due to the lack of a sustained leadership position for the sector. We intend to maintain the fund's underweight in energy until we see a meaningful shift in the underlying technical conditions.

TOP 10 HOLDINGS AS OF 7/31/15 (%)

Netflix, Inc.	3.1
Allergan PLC	3.0
Jazz Pharmaceuticals PLC	3.0
Illumina, Inc.	2.9
Humana, Inc.	1.8
Amazon.com, Inc.	1.7
Endo International PLC	1.7
Cigna Corp.	1.7
Bristol-Myers Squibb Company	1.5
Ono Pharmaceutical Company, Ltd.	1.5
TOTAL	21.9
As a percentage of net assets.
Cash and cash equivalents are not included.

6

How would you characterize the fund's positioning at the close of the period?

We believe the global equity markets continued to exhibit positive trends as the period drew to a close. While our bottom-up, trend-following process continued to keep us away from most emerging-market stocks, we have seen solid, long-standing absolute and relative outperformance from the United States (the fund's largest overweight) and newly established leadership from Japan (its second-largest overweight). Japanese equities have been dealing with weak currency performance longer than Europe, so trends there are better established and leadership is more persistent. Many European indexes also began to show signs of improvement despite concerns about the debt crisis in Greece earlier this year. We therefore added incremental exposure to Europe, but the fund remained underweight in the region at the close of the period.

MANAGED BY

Frank L. Teixeira, CMT, CFA On the fund since 2009 Investing since 1989

COUNTRY COMPOSITION AS OF 7/31/15 (%)

United States	72.7
Japan	11.0
Ireland	5.2
United Kingdom	2.9
China	1.7
Switzerland	1.4
France	1.4
Netherlands	1.2
Singapore	0.8
Denmark	0.6
Other countries	1.1
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	15.42	13.07	10.52	84.83	82.20
Class C2	19.50	13.48	10.74	88.20	84.39
Class I3	21.79	14.63	11.84	97.92	95.74
Class NAV[3]	22.02	14.84	12.04	99.77	97.77
Index†	3.37	10.96	11.08	68.22	87.76

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class NAV
Gross/Net (%)	1.66	2.35	1.34	1.22

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI All Country World Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Technical Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI All Country World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-3-09	18,439	18,439	18,776
Class I3	8-3-09	19,574	19,574	18,776
Class NAV[3]	8-3-09	19,777	19,777	18,776

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-3-09.
2	Class C shares were first offered on 8-28-14. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C shares.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,145.70	$8.67	1.63%
Class C	1,000.00	1,141.30	13.27	2.50%
Class I	1,000.00	1,146.80	7.03	1.32%
Class NAV	1,000.00	1,147.30	6.39	1.20%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.70	$8.15	1.63%
Class C	1,000.00	1,012.40	12.47	2.50%
Class I	1,000.00	1,018.20	6.61	1.32%
Class NAV	1,000.00	1,018.80	6.01	1.20%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 7-31-15
	Shares	Value
Common stocks 94.2%		$819,019,528
(Cost $657,419,422)
Consumer discretionary 13.4%		116,707,409
Hotels, restaurants and leisure 0.5%
Whitbread PLC	55,106	4,461,585
Household durables 1.7%
GoPro, Inc., Class A (I)	87,759	5,449,834
Mohawk Industries, Inc. (I)	43,859	8,841,536
Internet and catalog retail 5.6%
Amazon.com, Inc. (I)	28,366	15,208,431
Expedia, Inc.	56,018	6,802,826
Netflix, Inc. (I)	236,621	27,048,147
Media 2.0%
CyberAgent, Inc.	270,232	11,622,777
Rightmove PLC	104,599	5,943,327
Textiles, apparel and luxury goods 3.6%
ANTA Sports Products, Ltd.	3,729,674	9,560,293
Asics Corp.	419,332	12,050,828
Christian Dior SA	21,974	4,545,261
Pandora A/S	45,936	5,172,564
Consumer staples 0.5%		4,349,996
Food and staples retailing 0.5%
Rite Aid Corp. (I)	488,215	4,349,996
Energy 2.1%		18,059,104
Oil, gas and consumable fuels 2.1%
Marathon Petroleum Corp.	105,185	5,750,464
Tesoro Corp.	64,814	6,308,995
Valero Energy Corp.	91,458	5,999,645
Financials 7.0%		60,598,953
Banks 0.6%
Seven Bank, Ltd.	1,089,643	5,189,712
Capital markets 2.8%
Interactive Brokers Group, Inc., Class A	135,572	5,443,216
Partners Group Holding AG	21,953	7,340,484
Schroders PLC	109,344	5,387,433
WisdomTree Investments, Inc. (L)	261,433	6,509,682
Consumer finance 0.6%
Springleaf Holdings, Inc. (I)	102,983	5,201,671

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Diversified financial services 1.8%
Euronext NV (S)	67,575	$3,084,717
Japan Exchange Group, Inc.	164,514	5,726,410
London Stock Exchange Group PLC	156,631	6,371,414
Insurance 1.2%
First American Financial Corp.	127,779	5,185,272
FNF Group	131,976	5,158,942
Health care 47.5%		413,252,598
Biotechnology 16.0%
Actelion, Ltd. (I)	34,137	5,048,290
Agios Pharmaceuticals, Inc. (I)	91,217	10,050,289
Alkermes PLC (I)	63,590	4,452,572
Alnylam Pharmaceuticals, Inc. (I)	54,270	6,915,626
Anacor Pharmaceuticals, Inc. (I)	50,552	7,541,853
Biogen, Inc. (I)	23,730	7,564,649
BioMarin Pharmaceutical, Inc. (I)	81,090	11,861,034
Bluebird Bio, Inc. (I)	26,250	4,353,038
Celgene Corp. (I)	38,037	4,992,356
Dyax Corp. (I)	226,920	5,584,501
Incyte Corp. (I)	69,453	7,242,559
Intrexon Corp. (I)(L)	60,018	3,916,175
MacroGenics, Inc. (I)	252,912	9,509,491
Medivation, Inc. (I)	59,216	6,237,221
Portola Pharmaceuticals, Inc. (I)	171,624	8,485,091
PTC Therapeutics, Inc. (I)	70,015	3,585,468
Regeneron Pharmaceuticals, Inc. (I)	21,311	11,799,048
Ultragenyx Pharmaceutical, Inc. (I)	52,341	6,329,597
United Therapeutics Corp. (I)	39,983	6,771,521
Vertex Pharmaceuticals, Inc. (I)	54,402	7,344,270
Health care equipment and supplies 1.5%
Boston Scientific Corp. (I)	287,780	4,990,105
Hoya Corp.	132,001	5,582,097
Sysmex Corp.	33,713	2,181,577
Health care providers and services 9.4%
Acadia Healthcare Company, Inc. (I)	80,087	6,389,341
Cigna Corp.	100,335	14,454,260
Envision Healthcare Holdings, Inc. (I)	145,104	6,500,659
HCA Holdings, Inc. (I)	124,751	11,603,091
Humana, Inc.	83,739	15,248,035
LifePoint Health, Inc. (I)	109,482	9,071,679
Team Health Holdings, Inc. (I)	97,055	6,542,478
Universal Health Services, Inc., Class B	82,175	11,934,275

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Health care (continued)
Life sciences tools and services 2.9%
Illumina, Inc. (I)	114,867	$25,190,333
Pharmaceuticals 17.7%
Akorn, Inc. (I)	145,381	6,703,518
Allergan PLC (I)	78,723	26,069,121
Astellas Pharma, Inc.	412,593	6,210,317
Bristol-Myers Squibb Company	197,178	12,942,764
Eisai Company, Ltd.	117,593	7,674,695
Eli Lilly & Company	149,236	12,611,934
Endo International PLC (I)	167,933	14,700,854
Jazz Pharmaceuticals PLC (I)	134,963	25,945,287
Mylan NV (I)	93,935	5,259,421
Ono Pharmaceutical Company, Ltd.	107,302	12,927,523
Santen Pharmaceutical Company, Ltd.	726,376	10,686,466
Tetraphase Pharmaceuticals, Inc. (I)	257,584	12,248,119
Industrials 2.7%		23,682,927
Aerospace and defense 0.5%
Airbus Group NV	63,838	4,531,569
Airlines 0.8%
JetBlue Airways Corp. (I)	285,936	6,570,809
Machinery 0.6%
KUKA AG (L)	59,075	5,055,305
Road and rail 0.5%
East Japan Railway Company	45,207	4,459,549
Trading companies and distributors 0.3%
Travis Perkins PLC	87,432	3,065,695
Information technology 18.8%		163,392,179
Electronic equipment, instruments and components 1.5%
Hamamatsu Photonics KK	130,859	3,403,145
Ingenico SA	23,481	3,077,800
IPG Photonics Corp. (I)	46,599	4,297,360
Murata Manufacturing Company, Ltd.	16,866	2,498,738
Internet software and services 2.0%
Facebook, Inc., Class A (I)	131,293	12,342,855
Tencent Holdings, Ltd.	283,824	5,287,822
IT services 3.6%
EPAM Systems, Inc. (I)	90,248	6,688,279
Global Payments, Inc.	63,790	7,150,221
MasterCard, Inc., Class A	87,787	8,550,454
Visa, Inc., Class A	112,956	8,510,105

14SEE NOTES TO FINANCIAL STATEMENTS

		Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment 2.1%
	Avago Technologies, Ltd.	54,302	$6,795,352
	Integrated Device Technology, Inc. (I)	228,377	4,364,284
	NXP Semiconductors NV (I)	72,502	7,031,969
Software 9.6%
	Activision Blizzard, Inc.	338,635	8,733,397
	Adobe Systems, Inc. (I)	114,466	9,385,067
	FireEye, Inc. (I)	117,003	5,205,463
	Fortinet, Inc. (I)	119,723	5,715,576
	Guidewire Software, Inc. (I)	76,403	4,511,597
	HubSpot, Inc. (I)	152,906	8,249,279
	Manhattan Associates, Inc. (I)	141,858	9,195,236
	Mobileye NV (I)	73,942	4,443,914
	Proofpoint, Inc. (I)	83,506	5,402,838
	ServiceNow, Inc. (I)	72,884	5,867,162
	Splunk, Inc. (I)	82,871	5,795,998
	Tableau Software, Inc., Class A (I)	86,549	9,065,142
	The Ultimate Software Group, Inc. (I)	9,897	1,823,126
Materials 2.2%			18,976,362
Chemicals 0.7%
	Daicel Corp.	413,699	5,607,316
Construction materials 1.5%
	Martin Marietta Materials, Inc.	47,317	7,420,252
	Vulcan Materials Company	65,357	5,948,794
	Yield (%)	Shares	Value
Securities lending collateral 1.1%			$10,058,472
(Cost $10,058,220)
John Hancock Collateral Trust (W)	0.1789(Y)	1,005,314	10,058,472
		Par value	Value
Short-term investments 11.8%			$102,800,000
(Cost $102,800,000)
Repurchase agreement 11.8%			102,800,000
	Bank of America Tri-Party Repurchase Agreement dated 07-31-15 at 0.150% to be repurchased at $102,801,285 on 08-03-15, collateralized by $103,215,900 Government National Mortgage Association 3.000% due 7-20-45 (valued at $104,856,001, including interest).	102,800,000	102,800,000
Total investments (Cost $770,277,642)† 107.1%			$931,878,000
Other assets and liabilities, net (7.1%)			($62,180,541)
Total net assets 100.0%			$869,697,459

SEE NOTES TO FINANCIAL STATEMENTS15

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 7-31-15.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 7-31-15.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $773,835,667. Net unrealized appreciation aggregated $158,042,333, of which $163,634,147 related to appreciated investment securities and $5,591,814 related to depreciated investment securities.

16SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $657,419,422) including $10,193,406 of securities loaned	$819,019,528
Investments in affiliated issuers, at value (Cost $10,058,220)	10,058,472
Repurchase agreements, at value (Cost $102,800,000)	102,800,000
Total investments, at value (Cost $770,277,642)	931,878,000
Cash	95,208
Receivable for investments sold	5,221,029
Receivable for fund shares sold	848,329
Dividends and interest receivable	189,300
Receivable for securities lending income	9,001
Other receivables and prepaid expenses	56,931
Total assets	938,297,798
Liabilities
Payable for investments purchased	56,445,308
Payable for fund shares repurchased	1,914,780
Payable upon return of securities loaned	10,110,043
Payable to affiliates
Accounting and legal services fees	18,897
Transfer agent fees	10,567
Trustees' fees	617
Investment management fees	24
Other liabilities and accrued expenses	100,103
Total liabilities	68,600,339
Net assets	$869,697,459
Net assets consist of
Paid-in capital	$628,698,436
Accumulated net investment loss	(7,496)
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	79,387,324
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	161,619,195
Net assets	$869,697,459

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($66,364,707 ÷ 4,587,606 shares)[1]	$14.47
Class C ($1,853,535 ÷ 124,770 shares) [1]	$14.86
Class I ($43,511,109 ÷ 2,931,307 shares)	$14.84
Class NAV ($757,968,108 ÷ 50,418,233 shares)	$15.03
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.23

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

18SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 7-31-15

Investment income
Dividends	$4,455,544
Securities lending	1,068,910
Interest	18,064
Less foreign taxes withheld	(100,014)
Total investment income	5,442,504
Expenses
Investment management fees	10,325,096
Distribution and service fees	170,413
Accounting and legal services fees	108,226
Transfer agent fees	105,988
Trustees' fees	12,683
State registration fees	56,451
Printing and postage	8,969
Professional fees	58,107
Custodian fees	130,208
Registration and filing fees	36,158
Other	24,586
Total expenses	11,036,885
Less expense reductions	(76,265)
Net expenses	10,960,620
Net investment loss	(5,518,116)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	90,642,472
Investments in affiliated issuers	(422)
Written options	132,203
90,774,253
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	92,354,090
Investments in affiliated issuers	(6,725)
92,347,365
Net realized and unrealized gain	183,121,618
Increase in net assets from operations	$177,603,502

SEE NOTES TO FINANCIAL STATEMENTS19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment loss	($5,518,116)	($4,881,231)
Net realized gain	90,774,253	157,113,608
Change in net unrealized appreciation (depreciation)	92,347,365	(39,528,519)
Increase in net assets resulting from operations	177,603,502	112,703,858
Distributions to shareholders
From net realized gain
Class A	(7,064,030)	(5,373,130)
Class C1	(17,531)	—
Class I	(4,070,058)	(2,431,447)
Class NAV	(106,392,068)	(69,367,006)
Total distributions	(117,543,687)	(77,171,583)
From fund share transactions	(62,339,874)	166,627,235
Total increase (decrease)	(2,280,059)	202,159,510
Net assets
Beginning of year	871,977,518	669,818,008
End of year	$869,697,459	$871,977,518
Accumulated net investment income (loss)	($7,496)	$2,464

1 The inception date for Class C shares is 8-28-14.

20SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$13.76	$13.15	$9.65	$11.33	$9.86
Net investment loss[1]	(0.14)	(0.14)	(0.08)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	2.81	2.09	3.58	(1.17)	1.56
Total from investment operations	2.67	1.95	3.50	(1.27)	1.47
Less distributions
From net realized gain	(1.96)	(1.34)	—	(0.41)	—
Total distributions	(1.96)	(1.34)	—	(0.41)	—
Net asset value, end of period	$14.47	$13.76	$13.15	$9.65	$11.33
Total return (%)[2,3]	21.46	14.86	36.27	(10.93)	14.91
Ratios and supplemental data
Net assets, end of period (in millions)	$66	$59	$45	$51	$125
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	1.72	1.78	1.88	1.90
Expenses including reductions	1.65	1.71	1.78	1.88	1.90
Net investment loss	(1.05)	(1.03)	(0.69)	(1.04)	(0.79)
Portfolio turnover (%)	228	306	391	507	361

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class C Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$14.94
Net investment loss[2]	(0.27)
Net realized and unrealized gain on investments	2.15
Total from investment operations	1.88
Less distributions
From net realized gain	(1.96)
Total distributions	(1.96)
Net asset value, end of period	$14.86
Total return (%)[3,5]	14.41	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	3.39	[6]
Expenses including reductions	2.50	[6]
Net investment loss	(2.06	) [6]
Portfolio turnover (%)	228	[7]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Does not reflect the effect of sales charges, if any.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$14.03	$13.35	$9.77	$11.42	$9.89
Net investment loss[1]	(0.10)	(0.11)	(0.04)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	2.87	2.13	3.62	(1.17)	1.57
Total from investment operations	2.77	2.02	3.58	(1.24)	1.53
Less distributions
From net realized gain	(1.96)	(1.34)	—	(0.41)	—
Total distributions	(1.96)	(1.34)	—	(0.41)	—
Net asset value, end of period	$14.84	$14.03	$13.35	$9.77	$11.42
Total return (%)[2]	21.79	15.17	36.64	(10.57)	15.47
Ratios and supplemental data
Net assets, end of period (in millions)	$44	$30	$18	$17	$63
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.44	1.48	1.55	1.49
Expenses including reductions	1.34	1.43	1.47	1.51	1.49
Net investment loss	(0.74)	(0.75)	(0.39)	(0.69)	(0.37)
Portfolio turnover (%)	228	306	391	507	361

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS23

Class NAV Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$14.16	$13.44	$9.81	$11.45	$9.90
Net investment loss[1]	(0.08)	(0.08)	(0.02)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	2.91	2.14	3.65	(1.19)	1.58
Total from investment operations	2.83	2.06	3.63	(1.23)	1.55
Less distributions
From net realized gain	(1.96)	(1.34)	—	(0.41)	—
Total distributions	(1.96)	(1.34)	—	(0.41)	—
Net asset value, end of period	$15.03	$14.16	$13.44	$9.81	$11.45
Total return (%)[2]	22.02	15.38	37.00	(10.45)	15.66
Ratios and supplemental data
Net assets, end of period (in millions)	$758	$783	$606	$433	$535
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.22	1.24	1.32	1.37
Expenses including reductions	1.20	1.21	1.23	1.32	1.37
Net investment loss	(0.59)	(0.54)	(0.16)	(0.46)	(0.31)
Portfolio turnover (%)	228	306	391	507	361

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

24SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Technical Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

25

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2015, by major security category or type:

	Total value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$116,707,409	$63,350,774	$53,356,635	—
Consumer staples	4,349,996	4,349,996	—	—
Energy	18,059,104	18,059,104	—	—
Financials	60,598,953	27,498,783	33,100,170	—
Health care	413,252,598	362,941,633	50,310,965	—
Industrials	23,682,927	6,570,809	17,112,118	—
Information technology	163,392,179	149,124,674	14,267,505	—
Materials	18,976,362	13,369,046	5,607,316	—
Securities lending collateral	10,058,472	10,058,472	—	—
Short-term investments	102,800,000	—	102,800,000
Total investments in securities	$931,878,000	$655,323,291	$276,554,709	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

26

If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, during the year ended July 31, 2015 the fund and other affiliated funds had an agreement with Citibank N.A. that enabled them to participate in a $300 million unsecured committed line of credit. Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2015 were $813. For the year ended July 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

27

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through November 30, 2014, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$57,537,282	$40,919,436
Long-Term Capital Gain	60,006,405	36,252,147
Total	$117,543,687	$77,171,583

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2015, the components of distributable earnings on a tax basis consisted of $50,688,493 of undistributed ordinary income and $32,256,856 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and net operating losses.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

28

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2015, the fund wrote option contracts to manage against anticipated changes in securities markets. The following tables summarize the fund's written options activities during the year ended July 31, 2015. There were no contracts held at July 31, 2015.

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$0
Options written	385	132,203
Option closed	(385)	(132,203)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	—	$0

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Statement of operations location - net realized gain (loss) on:
Risk	Written options
Equity contracts	$132,203

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 1.20% of the first $250 million of the fund's average daily net assets and b) 1.15% of the fund's average daily net assets in excess of $250 million. The Advisor has

29

a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

To the extent that expenses of Class C shares exceed 2.50% of average annual net assets (on an annualized basis) attributable to Class C shares (the class expense limitation), the advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the class expense limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The class expense limitation expires on November 30, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $4,118, $3,336, $2,396, and $59,026 for Class A, Class C, Class I, Class NAV shares, respectively, for the year ended July 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2015 were equivalent to a net annual effective rate of 1.16% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Service fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $124,849 for the year ended July 31, 2015. Of this amount, $19,180 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $104,188 was paid as sales commissions to broker-dealers and $1,481 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

30

connection with the sale of these shares. During the year ended July 31, 2015, CDSCs received by the Distributor amounted to $114 and $78 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$166,530	$68,863	$17,016	$4,553
Class C	3,883	490	4,087	8
Class I	—	36,635	7,422	2,128
Total	$170,413	$105,988	$28,525	$6,689

Effective December 1, 2014, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period December 1, 2014 to July 31, 2015, state registration fees and printing and postage amounted to $27,926 and $2,280, respectively. During the six months ended January 31, 2015, an unaffiliated blue sky registration agent reimbursed Class A, Class C and Class I shares for the state registration fees of $6,916, $168, and $305, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2015 and 2014 were as follows:

		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,563,779	$21,819,493	2,206,615	$31,058,487
Distributions reinvested	552,141	6,979,063	389,040	5,325,964
Repurchased	(1,796,035)	(24,805,471)	(1,786,477)	(24,594,639)
Net increase	319,885	$3,993,085	809,178	$11,789,812
Class C shares[1]
Sold	133,315	$1,913,897	—	—
Distributions reinvested	339	4,415	—	—
Repurchased	(8,884)	(124,711)	—	—
Net increase	124,770	$1,793,601	—	—

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		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class I shares
Sold	1,622,024	$23,236,910	1,659,902	$23,701,365
Distributions reinvested	305,393	3,951,781	166,347	2,318,883
Repurchased	(1,168,738)	(16,237,349)	(1,023,095)	(14,372,274)
Net increase	758,679	$10,951,342	803,154	$11,647,974
Class NAV shares
Sold	1,943,810	$28,158,805	11,508,682	$164,442,778
Distributions reinvested	8,121,532	106,392,068	4,937,153	69,367,006
Repurchased	(14,911,150)	(213,628,775)	(6,260,362)	(90,620,335)
Net increase (decrease)	(4,845,808)	($79,077,902)	10,185,473	$143,189,449
Total net increase (decrease)	(3,642,474)	($62,339,874)	11,797,805	$166,627,235

1 The inception date for Class C shares is 8-28-14.

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,937,549,304 and $2,162,180,340, respectively, for the year ended July 31, 2015.

Note 8 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net assets value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2015, funds within the John Hancock group of funds complex held 86.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Fund	39.7%
John Hancock Funds II Lifestyle Balanced Fund	24.2%
John Hancock Funds II Lifestyle Aggressive Fund	15.3%
John Hancock Funds II Alternative Asset Allocation	7.4%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Technical Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Technical Opportunities Fund (the "Fund") at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $60,006,405 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Technical Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one- and three-year periods ended December 31, 2014. The Board also noted that the fund underperformed its benchmark index and its peer

36

group average for the five-year period ended December 31, 2014. The Board noted the fund's favorable performance relative to the benchmark index and to the peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

37

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

38

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;

39

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

43

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

45

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Technical Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF216838	347A 7/15 9/15

John Hancock

Global Income Fund

Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
27	Financial statements
30	Financial highlights
33	Notes to financial statements
43	Auditor's report
44	Tax information
45	Continuation of investment advisory and subadvisory agreements
51	Trustees and Officers
55	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

The Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Slower growth and weaker commodity prices pressured returns

High-yield bonds and emerging-market debt were the weakest segments of the global bond market.

The fund underperformed its benchmark

The fund's positioning in both high yield and the emerging markets detracted from performance.

Downturn in energy was a key factor

Lower oil prices pressured the performance of the fund's energy-related holdings in both its high-yield and emerging-market portfolios.

PORTFOLIO COMPOSITION AS OF 7/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risk. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

How did the bond market perform during the past 12 months?

While many global bond indexes generally gained during the past year, the two segments most relevant to the fund—high-yield bonds and emerging-market debt—both finished with weak relative performance.

Areas of the bond market most sensitive to prevailing interest rates generally gained ground during the period, as investors reacted to the combination of slower-than-expected global growth and the decline in the prices of oil and other commodities. However, these factors also proved to be a headwind for the performance of the credit-sensitive market segments in which the fund invests. High-yield bonds were particularly hard hit by the downturn in oil prices, which weighed on the credit outlook of the many energy issuers with below-investment-grade ratings. High yield was also hurt by an unfavorable balance of supply and demand, as heavy new issuance was accompanied by large outflows from mutual funds and exchange-traded funds invested in the asset class. Emerging-market bonds, for their part, were hurt not just by the decline in commodity prices but also by slowing economic growth in key countries such as China and Brazil. Still, both high-yield and emerging-market debt finished the 12-month period with a slight gain, thanks in part to the contribution from their above-average yields.

The fund underperformed its benchmark index during the period. What was the reason for this?

Relative to its benchmark, the fund's results were hurt by underperformance within both its high-yield and emerging-market segments.

The largest shortfall occurred in the emerging-market portfolio. Here, the fund was hurt by having a substantial position in Venezuela, which was disproportionately impacted by the decline in oil prices in late 2014. This position recovered somewhat during the second half of the period, but not to a large enough extent to offset its earlier decline. It should be noted that certain positions in Venezuela added value, particularly the fund's investments in shorter-dated securities. Security selection was helpful to performance across the emerging markets as a whole, with the fund's positioning in Argentina and Kazakhstan also contributing to returns.

The emerging-market portfolio was also hurt by its exposure to local currency debt, which underperformed dollar-denominated bonds by a meaningful margin. An allocation to ruble-denominated Russian debt was an especially notable headwind, as the currency lagged sharply. We substantially reduced exposure to local currency markets in the current strong U.S. dollar environment.

4

"... the fund was hurt by having a substantial position in Venezuela, which was disproportionately impacted by the decline in oil prices in late 2014."

The high-yield portfolio also lagged its benchmark, due largely to its positions in the energy sector. The fund's weighting in energy was tilted toward oil field services and exploration and production companies, which suffered the largest negative impact from the downturn in oil prices. In contrast, refiners and pipeline operators—where the fund had less exposure—held up relatively well. The fund's positions in the metals and mining sector also underperformed due to its holdings in bonds issued by coal companies. The entire industry was impacted by low prices for natural gas, tighter EPA standards for air pollutants, and a weakening export market stemming from slower global demand.

How did the fund's allocations to the two asset classes change during the course of the period?

At the start of the period, the fund was tilted toward the emerging markets over U.S. high-yield bonds. We began to increase the fund's allocation to high yield in October and November on the belief that valuations had become more compelling following the volatility of early autumn. We moved the fund to an approximate equal weighting in the two asset classes in December, and we maintained that allocation through the close of the period.

QUALITY COMPOSITION AS OF 7/31/15 (%)

5

"The emerging-market portfolio was also hurt by its exposure to local-currency debt, which underperformed dollar-denominated bonds by a meaningful margin."

How was the fund positioned within each segment at the end of the period?

Our ability to invest anywhere within the high-yield bond and emerging markets provides a wide range of potential opportunities for the fund. Although this did not translate to outperformance in the past year, we also think that the overall weakness in market performance has created potential opportunities within both market segments.

In the emerging markets, for instance, we continued to emphasize dollar-denominated sovereign debt over local currency bonds. We have also identified select opportunities in the emerging-market corporate space, focusing on companies that offer the combination of strong dollar-based cash flows, robust balance sheets, and attractive yields. At the close of the period, the fund held corporate debt issued by companies in Russia, Morocco, Brazil, Argentina, China, and India.

In the high-yield segment, we kept the fund positioned for a generally positive environment characterized by slow but steady economic growth. The fund was tilted toward market segments that we believe offer the combination of both stable cash flows and upside potential, including cable and media, food and beverages, and telecommunications. In terms of credit quality, we emphasized B-rated securities over those rated BB, as higher-rated debt tends to have above-average sensitivity to interest-rate movements—a potential negative if prevailing yields begin to move higher. In addition, we maintained the fund's allocation to senior loans on the belief that their floating rates may prove to be an attractive feature if rates indeed start to rise.

We also took steps to manage the risk of additional volatility in oil prices. First, we reduced the fund's weightings in emerging-market countries with above-average sensitivity to oil prices, including Venezuela and Russia. Second, we sought opportunities in countries that stand to benefit

TOP 10 ISSUERS AS OF 7/31/15 (%)

Government of Mexico	3.2
Republic of Indonesia	3.1
KazMunayGas National Company	2.5
Federative Republic of Brazil	2.4
Petroleos de Venezuela SA	2.4
Republic of Colombia	2.3
Republic of Turkey	2.0
Corporacion Nacional del Cobre de Chile	1.8
Government of Dominican Republic	1.8
Republic of Ivory Coast	1.3
TOTAL	22.8
As a percentage of net assets.
Cash and cash equivalents are not included.

6

from oil price weakness. For example, Costa Rica and the Dominican Republic can be helped by lower oil prices by virtue of their status as oil importers and tourist destinations. We also reduced the fund's energy weighting within the high-yield segment, although we retained some exposure to the group given our positive view on the credit outlook for specific companies in that segment. While the credit-sensitive asset classes remain vulnerable to fluctuations in commodity prices, we believe this approach will help dampen the potentially negative impact on fund performance.

More broadly speaking, we believe higher volatility is likely to remain a feature of the overall market environment as investors react to the shifting outlook for global growth and U.S. Federal Reserve policy. We therefore remain focused on using our selective, research-based approach to capitalize on potential opportunities that may arise if market conditions remain challenging in the months ahead.

MANAGED BY

The Global Income Fund is managed by a five person team at Stone Harbor Investment Partners LP.

COUNTRY COMPOSITION AS OF 7/31/15 (%)

United States	44.2
Mexico	3.7
Venezuela	3.2
Brazil	3.0
Kazakhstan	2.6
Colombia	2.5
Indonesia	2.3
United Kingdom	2.1
Turkey	2.0
Chile	1.8
Other countries	32.6
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Pablo Cisilino, Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 7-31-15	as of 7-31-15
Class A	-7.17	3.80	4.97	20.51	32.15	5.02	4.97
Class I3	-3.07	4.95	6.02	27.34	39.94	5.53	4.11
Class NAV[3]	-2.85	5.11	6.17	28.32	41.10	5.74	5.73
Index 1†	0.87	7.51	8.71	43.64	61.54	---	---
Index 2†	0.40	6.80	8.03	38.96	55.85	---	---

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4%. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I	Class NAV
Gross(%)	1.35	1.03	0.91
Net (%)	1.31	1.01	0.91

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index; Index 2 is 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a separate index and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class I3	11-2-09	13,994	13,994	16,154	15,585
Class NAV[3]	11-2-09	14,110	14,110	16,154	15,585

The values shown in the chart for Class A with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The BofA Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies.

The blended index is 50% BofA Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 11-2-09.
3	For certain types of investors as described in the fund's prospectuses.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,012.00	$6.68	1.34%
Class I	1,000.00	1,013.40	5.19	1.04%
Class NAV	1,000.00	1,014.80	3.95	0.79%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1.018.10	$6.71	1.34%
Class I	1,000.00	1,019.60	5.21	1.04%
Class NAV	1,000.00	1,020.90	3.96	0.79%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 7-31-15
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 59.6%				$296,746,334
(Cost $312,510,492)
Argentina 0.4%				1,983,917
YPF SA (S)	8.500	07-28-25	650,000	626,212
YPF SA (S)	8.750	04-04-24	862,000	851,225
YPF SA (S)	8.875	12-19-18	487,000	506,480
Austria 0.1%				625,475
ESAL GmbH (S)	6.250	02-05-23	635,000	625,475
Azerbaijan 0.4%				1,808,720
State Oil Company of the Azerbaijan Republic	4.750	03-13-23	1,631,000	1,516,200
State Oil Company of the Azerbaijan Republic	5.450	02-09-17	284,000	292,520
Brazil 0.6%				2,898,459
Brazil Loan Trust 1	5.477	07-24-23	206,762	202,626
Brazil Loan Trust 1 (S)	5.477	07-24-23	2,561,054	2,509,833
Brazil Minas SPE	5.333	02-15-28	200,000	186,000
Canada 1.7%				8,221,194
Bombardier, Inc. (S)	6.000	10-15-22	855,000	695,756
Bombardier, Inc. (S)	7.500	03-15-25	695,000	575,113
Cascades, Inc. (S)	5.500	07-15-22	845,000	817,538
Concordia Healthcare Corp. (S)	7.000	04-15-23	640,000	652,000
Mercer International, Inc.	7.750	12-01-22	1,485,000	1,570,388
Norbord, Inc. (S)	5.375	12-01-20	1,775,000	1,777,219
Quebecor Media, Inc.	5.750	01-15-23	1,590,000	1,629,750
Trinidad Drilling, Ltd. (S)	7.875	01-15-19	519,000	503,430
Cayman Islands 0.5%				2,345,328
Offshore Group Investment, Ltd.	7.125	04-01-23	2,040,000	1,076,100
Three Gorges Finance I Cayman Islands, Ltd. (S)	3.700	06-10-25	334,000	340,428
UPCB Finance IV, Ltd. (S)	5.375	01-15-25	960,000	928,800
Chile 1.8%				9,118,102
Banco del Estado de Chile (S)	3.875	02-08-22	164,000	168,828
Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22	3,450,000	3,285,256
Corporacion Nacional del Cobre de Chile	3.875	11-03-21	419,000	423,271
Corporacion Nacional del Cobre de Chile (S)	4.250	07-17-42	637,000	553,419
Corporacion Nacional del Cobre de Chile (S)	4.500	08-13-23	909,000	941,590
Corporacion Nacional del Cobre de Chile (S)	4.875	11-04-44	608,000	576,838
Corporacion Nacional del Cobre de Chile	6.150	10-24-36	2,361,000	2,653,200
Corporacion Nacional del Cobre de Chile (S)	6.150	10-24-36	255,000	286,559
Corporacion Nacional del Cobre de Chile	7.500	01-15-19	197,000	229,141

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
China 0.1%					$653,024
Country Garden Holdings Company, Ltd.	7.250	04-04-21		188,000	191,534
Country Garden Holdings Company, Ltd.	7.500	03-09-20		250,000	260,070
Longfor Properties Company, Ltd.	6.750	01-29-23		200,000	201,420
Colombia 0.0%					174,570
Pacific Exploration and Production Corp. (S)	5.125	03-28-23		276,000	174,570
Ecuador 0.6%					3,048,525
EP PetroEcuador (P)	5.897	09-24-19		3,565,526	3,048,525
France 0.9%					4,394,607
Albea Beauty Holdings SA (S)	8.375	11-01-19		1,095,000	1,163,438
Numericable Group SA (S)	6.000	05-15-22		1,110,000	1,128,315
Numericable Group SA (S)	6.250	05-15-24		630,000	640,679
SPCM SA (S)	6.000	01-15-22		1,430,000	1,462,175
Germany 0.6%					3,185,701
CeramTec Group GmbH	8.250	08-15-21	EUR	1,275,000	1,533,013
Unitymedia Hessen GmbH & Company KG (S)	5.000	01-15-25		855,000	842,175
Unitymedia KabelBW GmbH (S)	6.125	01-15-25		785,000	810,513
Hong Kong 0.8%					4,080,340
Sinochem Overseas Capital Company, Ltd.	4.500	11-12-20		2,875,000	3,043,055
Sinochem Overseas Capital Company, Ltd. (S)	4.500	11-12-20		980,000	1,037,285
India 0.1%					455,465
Vedanta Resources PLC (S)	6.000	01-31-19		318,000	293,355
Vedanta Resources PLC (S)	8.250	06-07-21		172,000	162,110
Indonesia 0.1%					562,250
Perusahaan Listrik Negara PT	5.250	10-24-42		650,000	562,250
Ireland 0.6%					2,854,158
Ardagh Packaging Finance PLC (S)	6.000	06-30-21		675,000	672,469
Endo Finance LLC (S)	6.000	02-01-25		1,190,000	1,228,675
Vimpel Communications (S)	7.748	02-02-21		924,000	953,014
Italy 0.3%					1,226,531
Telecom Italia SpA (S)	5.303	05-30-24		1,225,000	1,226,531
Jamaica 0.2%					815,658
Digicel Group, Ltd. (S)	7.125	04-01-22		889,000	815,658
Kazakhstan 2.5%					12,642,935
KazMunayGas National Company (S)	4.400	04-30-23		795,000	719,276
KazMunayGas National Company (S)	4.875	05-07-25		426,000	383,826
KazMunayGas National Company (S)	5.750	04-30-43		4,572,000	3,612,429
KazMunayGas National Company	5.750	04-30-43		212,000	167,505

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Kazakhstan (continued)
KazMunayGas National Company	6.000	11-07-44	213,000	$171,648
KazMunayGas National Company (S)	6.375	04-09-21	1,748,000	1,813,550
KazMunayGas National Company	6.375	04-09-21	2,369,000	2,457,838
KazMunayGas National Company (S)	7.000	05-05-20	211,000	224,715
KazMunayGas National Company	7.000	05-05-20	1,598,000	1,701,870
KazMunayGas National Company (S)	9.125	07-02-18	1,019,000	1,150,400
Zhaikmunai LLP (S)	7.125	11-13-19	265,000	239,878
Luxembourg 1.5%				7,424,015
Altice SA (S)	7.750	05-15-22	1,265,000	1,269,744
ArcelorMittal	7.000	02-25-22	1,175,000	1,204,375
ArcelorMittal	7.500	10-15-39	920,000	887,800
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	767,830	802,382
Cosan Luxembourg SA (S)	5.000	03-14-23	692,000	603,770
INEOS Group Holdings SA (S)	5.875	02-15-19	2,045,000	2,062,894
Wind Acquisition Finance SA (S)	4.750	07-15-20	580,000	593,050
Malaysia 0.5%				2,715,214
Petronas Capital, Ltd. (S)	3.500	03-18-25	2,249,000	2,215,092
Petronas Capital, Ltd. (S)	4.500	03-18-45	519,000	500,122
Mexico 0.5%				2,629,510
Cemex SAB de CV (S)	5.700	01-11-25	34,000	33,048
Cemex SAB de CV (S)	6.125	05-05-25	360,000	358,650
Cemex SAB de CV (S)	7.250	01-15-21	200,000	213,000
Cemex SAB de CV (S)	9.500	06-15-18	400,000	438,000
Comision Federal de Electricidad (S)	4.875	01-15-24	295,000	307,169
Petroleos Mexicanos (S)	5.625	01-23-46	1,358,000	1,279,643
Morocco 0.2%				896,885
OCP SA (S)	4.500	10-22-25	540,000	517,725
OCP SA (S)	5.625	04-25-24	362,000	379,160
Netherlands 0.8%				3,760,775
CIMPOR Financial Operations BV (S)	5.750	07-17-24	488,000	378,200
Intergas Finance BV	6.375	05-14-17	158,000	163,628
Lukoil International Finance BV (S)	3.416	04-24-18	81,000	77,888
Nostrum Oil & Gas Finance BV (S)	6.375	02-14-19	393,000	344,858
Schaeffler Holding Finance BV, PIK (S)	6.250	11-15-19	625,000	660,156
VimpelCom Holdings BV (S)	5.200	02-13-19	300,000	294,024
VimpelCom Holdings BV (S)	7.504	03-01-22	983,000	990,373
VTR Finance BV (S)	6.875	01-15-24	837,000	851,648
Peru 0.0%				120,015
Cementos Pacasmayo SAA (S)	4.500	02-08-23	126,000	120,015

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Russia 0.3%					$1,560,606
Gazprom Neft OAO (S)	4.375	09-19-22		228,000	193,800
Gazprom OAO (S)	4.950	07-19-22		87,000	80,040
Gazprom OAO (S)	6.510	03-07-22		241,000	238,629
Gazprom OAO	9.250	04-23-19		530,000	590,971
Gazprom OAO (S)	9.250	04-23-19		410,000	457,166
Singapore 0.1%					669,800
ABJA Investment Company Pte, Ltd.	5.950	07-31-24		680,000	669,800
South Africa 1.1%					5,595,702
Eskom Holdings SOC, Ltd. (S)	6.750	08-06-23		1,023,000	1,029,811
Eskom Holdings SOC, Ltd. (S)	7.125	02-11-25		4,518,000	4,565,891
United Kingdom 1.7%					8,455,493
Bakkavor Finance 2 PLC	8.250	02-15-18	GBP	140,204	227,706
Boparan Finance PLC	5.500	07-15-21	GBP	1,550,000	2,210,157
Fiat Chrysler Automobiles NV (S)	5.250	04-15-23		765,000	769,781
Premier Foods Finance PLC	6.500	03-15-21	GBP	1,000,000	1,474,194
R&R PLC, PIK	9.250	05-15-18	EUR	1,100,000	1,221,605
Virgin Media Finance PLC (S)	6.000	10-15-24		1,440,000	1,461,600
Virgin Media Secured Finance PLC (S)	5.250	01-15-26		1,130,000	1,090,450
United States 37.5%					186,384,506
ACCO Brands Corp.	6.750	04-30-20		1,842,000	1,952,520
AECOM (S)	5.750	10-15-22		1,430,000	1,451,450
Aircastle, Ltd.	5.500	02-15-22		1,045,000	1,089,413
Alcatel-Lucent USA, Inc. (S)	6.750	11-15-20		1,280,000	1,376,000
Allegiant Travel Company	5.500	07-15-19		525,000	531,563
Altice US Finance I Corp. (S)	5.375	07-15-23		575,000	577,875
AMC Entertainment, Inc. (S)	5.750	06-15-25		1,635,000	1,626,825
AMC Entertainment, Inc.	5.875	02-15-22		775,000	792,438
Amsurg Corp.	5.625	07-15-22		1,135,000	1,167,404
Argos Merger Sub, Inc. (S)	7.125	03-15-23		1,700,000	1,797,750
Artesyn Embedded Technologies, Inc. (S)	9.750	10-15-20		1,030,000	1,030,000
Bonanza Creek Energy, Inc.	5.750	02-01-23		450,000	364,500
Bonanza Creek Energy, Inc.	6.750	04-15-21		1,710,000	1,479,150
Building Materials Corp. of America (S)	5.375	11-15-24		1,125,000	1,127,700
Cable One, Inc. (S)	5.750	06-15-22		810,000	828,225
Cablevision Systems Corp.	5.875	09-15-22		2,955,000	2,799,863
Cablevision Systems Corp.	8.000	04-15-20		490,000	534,100
Calpine Corp.	5.750	01-15-25		1,490,000	1,452,750
Calumet Specialty Products Partners LP	7.625	01-15-22		570,000	577,519
Calumet Specialty Products Partners LP (S)	7.750	04-15-23		190,000	193,088
CCO Holdings LLC	5.125	02-15-23		500,000	495,625
CCO Holdings LLC	6.625	01-31-22		1,630,000	1,721,688

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Cemex Finance LLC (S)	9.375	10-12-22	166,000	$185,663
CenturyLink, Inc.	5.800	03-15-22	680,000	660,450
CenturyLink, Inc.	7.650	03-15-42	1,310,000	1,159,350
Cequel Communications Holdings I LLC (S)	5.125	12-15-21	2,615,000	2,428,681
Chemtura Corp.	5.750	07-15-21	3,325,000	3,358,250
Chesapeake Energy Corp.	5.750	03-15-23	2,145,000	1,812,525
Chiquita Brands International, Inc.	7.875	02-01-21	800,000	858,000
Cincinnati Bell, Inc.	8.375	10-15-20	850,000	891,438
Cinemark USA, Inc.	5.125	12-15-22	725,000	728,625
CIT Group, Inc.	5.000	08-15-22	920,000	934,950
Clean Harbors, Inc.	5.250	08-01-20	1,115,000	1,141,649
Cleaver-Brooks, Inc. (S)	8.750	12-15-19	1,251,000	1,188,450
Cloud Peak Energy Resources LLC	6.375	03-15-24	1,250,000	762,500
Cloud Peak Energy Resources LLC	8.500	12-15-19	1,060,000	768,500
CNOOC Finance 2015 USA LLC	3.500	05-05-25	240,000	232,200
Cogent Communications Group, Inc. (S)	5.375	03-01-22	595,000	589,050
CommScope Technologies Finance LLC (S)	6.000	06-15-25	900,000	888,750
Community Health Systems, Inc.	6.875	02-01-22	1,465,000	1,567,550
CyrusOne LP	6.375	11-15-22	1,775,000	1,831,587
CyrusOne LP (S)	6.375	11-15-22	285,000	294,086
DaVita HealthCare Partners, Inc.	5.125	07-15-24	1,000,000	1,007,715
Dean Foods Company (S)	6.500	03-15-23	1,730,000	1,773,250
Denbury Resources, Inc.	5.500	05-01-22	1,780,000	1,410,650
DISH DBS Corp.	5.000	03-15-23	4,100,000	3,838,625
Dynegy, Inc. (S)	6.750	11-01-19	1,350,000	1,393,875
Dynegy, Inc. (S)	7.625	11-01-24	795,000	820,838
Energizer Holdings, Inc. (S)	5.500	06-15-25	1,185,000	1,158,338
EnerSys (S)	5.000	04-30-23	840,000	821,100
EP Energy LLC (S)	6.375	06-15-23	1,165,000	1,098,013
EP Energy LLC	9.375	05-01-20	1,145,000	1,185,075
Erickson, Inc.	8.250	05-01-20	889,000	697,865
Family Tree Escrow LLC (S)	5.750	03-01-23	455,000	480,025
First Data Corp.	12.625	01-15-21	1,100,000	1,273,250
Frontier Communications Corp.	6.250	09-15-21	1,345,000	1,240,763
Frontier Communications Corp.	9.000	08-15-31	1,629,000	1,486,463
FTS International, Inc.	6.250	05-01-22	1,365,000	914,550
Gannett Company, Inc.	6.375	10-15-23	1,435,000	1,521,100
GCI, Inc.	6.875	04-15-25	1,115,000	1,134,513
GenOn Energy, Inc.	9.500	10-15-18	3,400,000	3,417,000
Gray Television, Inc.	7.500	10-01-20	1,845,000	1,953,394
Griffon Corp.	5.250	03-01-22	1,840,000	1,794,000
Halcon Resources Corp. (S)	8.625	02-01-20	335,000	319,925
Halcon Resources Corp.	9.750	07-15-20	1,690,000	912,600

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
HCA, Inc.	5.375	02-01-25	1,160,000	$1,186,332
HealthSouth Corp.	5.750	11-01-24	1,725,000	1,757,689
Hornbeck Offshore Services, Inc.	5.000	03-01-21	965,000	769,588
Hornbeck Offshore Services, Inc.	5.875	04-01-20	550,000	464,750
Hostess Brands LLC (Z)	0.035	07-29-22	700,000	698,250
Hostess Brands LLC (Z)	0.062	07-29-23	280,000	278,600
Hot Topic, Inc. (S)	9.250	06-15-21	1,500,000	1,537,500
IASIS Healthcare LLC	8.375	05-15-19	1,505,000	1,567,081
Isle of Capri Casinos, Inc.	5.875	03-15-21	2,220,000	2,303,250
JC Penney Company, Inc.	5.650	06-01-20	639,000	575,100
Kinetic Concepts, Inc.	10.500	11-01-18	1,105,000	1,174,063
Kinetic Concepts, Inc.	12.500	11-01-19	820,000	879,450
Landry's, Inc. (S)	9.375	05-01-20	1,715,000	1,839,338
Laredo Petroleum, Inc.	5.625	01-15-22	715,000	688,188
Laredo Petroleum, Inc.	7.370	05-01-22	830,000	840,375
Level 3 Communications, Inc.	5.750	12-01-22	710,000	713,550
Level 3 Financing, Inc.	5.375	08-15-22	1,915,000	1,934,150
Levi Strauss & Company	6.875	05-01-22	1,020,000	1,100,325
LifePoint Health, Inc.	5.500	12-01-21	1,475,000	1,530,313
Linn Energy LLC	6.500	09-15-21	690,000	396,750
Linn Energy LLC	7.750	02-01-21	1,900,000	1,111,500
Louisiana-Pacific Corp.	7.500	06-01-20	1,205,000	1,277,300
Mallinckrodt International Finance SA (S)	5.750	08-01-22	1,020,000	1,066,538
Masonite International Corp. (S)	5.625	03-15-23	680,000	700,400
MasTec, Inc.	4.875	03-15-23	2,665,000	2,318,550
Media General Financing Sub, Inc. (S)	5.875	11-15-22	2,485,000	2,528,488
Mediacom Broadband LLC	5.500	04-15-21	460,000	446,200
Mediacom LLC	7.250	02-15-22	2,240,000	2,318,400
MGM Resorts International	6.625	12-15-21	1,610,000	1,700,563
Midstates Petroleum Company, Inc.	10.750	10-01-20	945,000	330,750
MPG Holdco I, Inc.	7.375	10-15-22	1,360,000	1,445,068
NCI Building Systems, Inc. (S)	8.250	01-15-23	705,000	743,775
NCR Corp.	5.000	07-15-22	825,000	818,813
Nexstar Broadcasting, Inc.	6.875	11-15-20	1,500,000	1,590,000
NRG Energy, Inc.	6.250	07-15-22	2,305,000	2,310,763
Nuance Communications, Inc. (S)	5.375	08-15-20	1,250,000	1,268,750
Oasis Petroleum, Inc.	7.250	02-01-19	2,085,000	2,022,450
Outerwall, Inc.	6.000	03-15-19	1,480,000	1,494,800
Outfront Media Capital LLC	5.250	02-15-22	1,190,000	1,195,950
Pacific Drilling SA (S)	5.375	06-01-20	830,000	639,100
Parker Drilling Company	6.750	07-15-22	1,955,000	1,612,875
Peabody Energy Corp.	6.250	11-15-21	1,670,000	471,775
Petco Holdings Inc., PIK (S)	8.500	10-15-17	1,115,000	1,144,966

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Pilgrim's Pride Corp. (S)	5.750	03-15-25		1,165,000	$1,191,213
Pinnacle Entertainment, Inc.	6.375	08-01-21		1,960,000	2,114,350
Platform Specialty Products Corp. (S)	6.500	02-01-22		1,515,000	1,568,025
Post Holdings, Inc.	7.375	02-15-22		1,785,000	1,823,253
QEP Resources, Inc.	5.375	10-01-22		1,870,000	1,748,450
Quicken Loans, Inc. (S)	5.750	05-01-25		985,000	952,988
Quiksilver, Inc. (S)	7.875	08-01-18		1,095,000	925,275
Quiksilver, Inc.	10.000	08-01-20		515,000	126,175
Quintiles Transnational Corp. (S)	4.875	05-15-23		480,000	486,898
Rayonier AM Products, Inc. (S)	5.500	06-01-24		1,695,000	1,436,513
Reynolds Group Issuer, Inc.	8.250	02-15-21		2,220,000	2,303,250
RHP Hotel Properties LP	5.000	04-15-21		1,735,000	1,748,013
RJS Power Holdings LLC (S)	5.125	07-15-19		1,550,000	1,503,500
RSI Home Products, Inc. (S)	6.500	03-15-23		1,390,000	1,431,700
Ruby Tuesday, Inc.	7.625	05-15-20		455,000	468,650
SandRidge Energy, Inc.	7.500	03-15-21		940,000	282,000
Shea Homes LP (S)	5.875	04-01-23		680,000	690,200
Signode Industrial Group Lux SA (S)	6.375	05-01-22		990,000	967,725
Sinclair Television Group, Inc.	6.125	10-01-22		2,245,000	2,317,963
Smithfield Foods, Inc.	6.625	08-15-22		1,275,000	1,362,911
Spectrum Brands, Inc. (S)	5.750	07-15-25		1,360,000	1,400,528
Spectrum Brands, Inc. (S)	6.125	12-15-24		870,000	903,913
Sprint Capital Corp.	8.750	03-15-32		3,855,000	3,647,794
Standard Pacific Corp.	5.875	11-15-24		847,000	868,175
T-Mobile USA, Inc.	6.731	04-28-22		3,190,000	3,381,400
Tenet Healthcare Corp.	6.000	10-01-20		755,000	821,063
Tenet Healthcare Corp.	8.125	04-01-22		400,000	446,250
Tesoro Logistics LP	5.875	10-01-20		622,000	640,660
Tesoro Logistics LP	6.125	10-15-21		810,000	844,425
THC Escrow Corp. II (S)	6.750	06-15-23		555,000	579,975
The Bon-Ton Department Stores, Inc.	8.000	06-15-21		955,000	716,250
The Goodyear Tire & Rubber Company	6.500	03-01-21		995,000	1,053,456
The Sun Products Corp. (S)	7.750	03-15-21		1,615,000	1,465,613
The William Carter Company	5.250	08-15-21		1,125,000	1,167,188
Tops Holding LLC (S)	8.000	06-15-22		1,150,000	1,141,375
Tribune Media Company (S)	5.875	07-15-22		2,225,000	2,282,183
Trinseo Materials Operating SCA (S)	6.375	05-01-22	EUR	450,000	498,561
Trinseo Materials Operating SCA (S)	6.750	05-01-22		1,195,000	1,200,975
Venoco, Inc.	8.875	02-15-19		1,100,000	302,500
VRX Escrow Corp. (S)	5.875	05-15-23		1,370,000	1,424,663
WESCO Distribution, Inc.	5.375	12-15-21		660,000	660,000
Windstream Corp.	7.500	04-01-23		2,073,000	1,689,495
Xerium Technologies, Inc.	8.875	06-15-18		930,000	957,900

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
XPO Logistics, Inc. (S)	6.500	06-15-22		1,165,000	$1,146,069
Venezuela 2.4%					11,922,161
Petroleos de Venezuela SA	8.500	11-02-17		17,494,000	11,922,161
Virgin Islands 0.7%					3,516,693
Gerdau Trade, Inc. (S)	5.750	01-30-21		55,000	54,340
GTL Trade Finance, Inc. (S)	5.893	04-29-24		634,000	596,911
Sinochem Offshore Capital Company, Ltd. (S)	3.250	04-29-19		933,000	946,329
Sinopec Capital 2013, Ltd. (S)	3.125	04-24-23		458,000	441,119
Sinopec Group Overseas Development 2012, Ltd. (S)	4.875	05-17-42		371,000	393,703
Sinopec Group Overseas Development 2015, Ltd. (S)	3.250	04-28-25		1,127,000	1,084,291
Foreign government obligations 32.8%					$163,076,629
(Cost $166,736,359)
Angola 0.2%					897,365
Republic of Angola Bond	7.000	08-16-19		909,000	897,365
Argentina 1.1%					5,426,539
Republic of Argentina
Bond (H)	5.870	03-31-23	EUR	600,000	262,794
Bond (H)	6.000	03-31-23		931,000	986,860
Bond	7.000	04-17-17		4,283,985	4,176,885
Azerbaijan 0.4%					1,936,347
Republic of Azerbaijan Bond (S)	4.750	03-18-24		1,964,000	1,936,347
Brazil 2.4%					11,968,413
Federative Republic of Brazil
Bond	2.625	01-05-23		881,000	766,470
Bond	4.250	01-07-25		6,819,000	6,433,727
Bond	4.875	01-22-21		710,000	732,720
Bond	5.000	01-27-45		1,944,000	1,626,156
Bond	7.125	01-20-37		2,206,000	2,404,540
Bond	8.250	01-20-34		4,000	4,800
Colombia 2.5%					12,305,140
Bogota Distrito Capital Bond	9.750	07-26-28	COP	2,548,000,000	1,057,940
Republic of Colombia
Bond	4.000	02-26-24		3,919,000	3,903,324
Bond	4.375	07-12-21		521,000	541,840
Bond	5.000	06-15-45		1,199,000	1,112,073

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^		Value
Colombia (continued)
Bond	7.375	09-18-37		1,828,000	$2,239,300
Bond	7.750	04-14-21	COP	633,000,000	235,595
Bond	8.125	05-21-24		450,000	572,625
Bond	9.850	06-28-27		510,000,000	216,088
Bond	10.375	01-28-33		391,000	588,455
Bond	11.750	02-25-20		1,109,000	1,502,695
Bond	12.000	10-22-15	COP	954,000,000	335,205
Costa Rica 1.1%					5,306,078
Republic of Costa Rica
Bond	4.250	01-26-23		3,197,000	2,941,240
Bond (S)	4.375	04-30-25		909,000	815,828
Bond (S)	7.000	04-04-44		1,622,000	1,549,010
Croatia 0.6%					2,790,650
Republic of Croatia
Bond	5.500	04-04-23		1,225,000	1,259,305
Bond	6.250	04-27-17		1,450,000	1,531,345
Dominican Republic 1.8%					8,921,831
Government of Dominican Republic
Bond (S)	5.875	04-18-24		1,420,000	1,480,350
Bond	6.600	01-28-24		2,459,000	2,665,556
Bond (S)	6.850	01-27-45		654,000	663,810
Bond (S)	7.450	04-30-44		647,000	695,525
Bond	7.500	05-06-21		2,970,000	3,318,975
Bond	9.040	01-23-18		90,280	97,615
Egypt 0.4%					1,981,496
Government of Egypt Bond (S)	5.875	06-11-25		2,024,000	1,981,496
El Salvador 0.8%					3,749,169
Republic of El Salvador
Bond	7.650	06-15-35		1,995,000	1,992,506
Bond	7.750	01-24-23		1,135,000	1,217,288
Bond	8.250	04-10-32		500,000	539,375
Ethiopia 0.1%					703,531
Federal Democratic Republic of Ethiopia Bond (S)	6.625	12-11-24		713,000	703,531
Gabon 0.2%					1,247,786
Republic of Gabon
Note (S)	6.000	06-16-25		388,000	374,397
Note	6.375	12-12-24		277,684	260,329
Note	8.200	12-12-17		580,000	613,060

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Ghana 0.4%					$2,229,104
Republic of Ghana
Bond (S)	8.125	01-18-26		905,000	838,709
Note (S)	7.875	08-07-23		1,107,000	1,035,045
Note	8.500	10-04-17		345,000	355,350
Honduras 0.1%					689,325
Republic of Honduras Note	8.750	12-16-20		606,000	689,325
Hungary 0.6%					2,780,857
Republic of Hungary
Bond	4.125	02-19-18		390,000	406,380
Bond	4.375	07-04-17	EUR	442,000	516,979
Bond	5.000	03-30-16	GBP	104,000	165,552
Bond	5.375	03-25-24		88,000	96,290
Bond	5.750	11-22-23		458,000	510,945
Bond	6.000	01-11-19	EUR	331,000	419,485
Bond	6.375	03-29-21		582,000	665,226
Indonesia 2.2%					10,972,051
Republic of Indonesia
Bond	3.750	04-25-22		1,864,000	1,840,700
Bond	4.875	05-05-21		472,000	499,140
Bond (S)	5.875	01-15-24		898,000	1,001,270
Bond	6.875	03-09-17		874,000	946,105
Bond	7.750	01-17-38		2,912,000	3,690,960
Bond	8.375	03-15-24	IDR	6,500,000,000	473,295
Bond	8.500	10-12-35		755,000	1,013,588
Bond (S)	11.625	03-04-19		1,157,000	1,506,993
Iraq 0.5%					2,748,583
Republic of Iraq Bond	5.800	01-15-28		3,463,000	2,748,583
Ivory Coast 1.3%					6,331,859
Republic of Ivory Coast
Bond (S)	5.375	07-23-24		916,000	847,758
Bond (P)	5.750	12-31-32		4,950,000	4,543,546
Bond (S)	6.375	03-03-28		980,000	940,555
Jamaica 1.0%					5,034,132
Government of Jamaica
Bond	6.750	04-28-28		1,828,000	1,832,570
Bond	7.625	07-09-25		2,036,000	2,270,140
Bond	7.875	07-28-45		364,000	361,270
Bond	8.000	06-24-19		510,000	570,152

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^		Value
Kazakhstan 0.1%					$348,721
Republic of Kazakhstan Bond (S)	4.875	10-14-44		423,000	348,721
Kenya 0.4%					2,088,767
Republic of Kenya
Bond	6.875	06-24-24		431,000	423,027
Bond (S)	6.875	06-24-24		596,000	584,974
Note (S)	5.875	06-24-19		1,074,000	1,080,766
Mexico 3.2%					15,756,993
Government of Mexico
Bond	3.600	01-30-25		1,750,000	1,736,875
Bond	4.000	10-02-23		4,032,000	4,152,960
Bond	4.600	01-23-46		1,368,000	1,289,340
Bond	4.750	03-08-44		1,154,000	1,119,380
Bond	5.550	01-21-45		3,152,000	3,404,160
Bond	6.050	01-11-40		1,484,000	1,714,020
Bond	6.250	06-16-16	MXN	21,861,000	1,388,196
Bond	10.000	12-05-24	MXN	11,969,000	952,062
Morocco 0.0%					75,258
Kingdom of Morocco Bond (S)	4.250	12-11-22		74,000	75,258
Mozambique 0.1%					505,520
Republic of Mozambique Bond	6.305	09-11-20		568,000	505,520
Nigeria 0.5%					2,468,288
Federal Republic of Nigeria
Bond (S)	6.375	07-12-23		526,000	512,955
Bond	6.375	07-12-23		353,000	344,246
Bond	6.750	01-28-21		1,589,000	1,611,087
Panama 1.2%					5,822,446
Republic of Panama
Bond	6.700	01-26-36		1,234,000	1,542,500
Bond	7.125	01-29-26		101,000	128,523
Bond	8.125	04-28-34		472,000	638,380
Bond	8.875	09-30-27		1,155,000	1,651,650
Bond	9.375	04-01-29		1,243,000	1,861,393
Paraguay 0.6%					3,010,293
Republic of Paraguay
Bond	4.625	01-25-23		670,000	676,700
Bond (S)	4.625	01-25-23		783,000	790,830
Bond (S)	6.100	08-11-44		1,487,000	1,542,763

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Peru 0.7%				$3,661,093
Republic of Peru
Bond	6.550	03-14-37	617,000	769,708
Bond	8.750	11-21-33	1,918,000	2,891,385
Philippines 0.8%				4,197,784
Republic of Philippines
Bond	3.950	01-20-40	943,000	966,575
Bond	6.375	01-15-32	588,000	773,220
Bond	7.750	01-14-31	1,051,000	1,530,519
Bond	9.500	02-02-30	569,000	927,470
Poland 0.1%				331,764
Republic of Poland Bond	5.000	03-23-22	297,000	331,764
Romania 0.9%				4,435,026
Government of Romania
Bond (S)	4.375	08-22-23	536,000	558,726
Bond	6.750	02-07-22	3,285,000	3,876,300
Russia 1.3%				6,263,895
Government of Russia
Bond	4.875	09-16-23	3,400,000	3,306,500
Bond	5.625	04-04-42	2,600,000	2,384,200
Bond	12.750	06-24-28	371,000	573,195
Serbia 0.3%				1,583,158
Republic of Serbia
Note	4.875	02-25-20	613,000	618,364
Note (S)	5.875	12-03-18	917,000	964,794
South Africa 0.6%				2,965,419
Republic of South Africa
Bond	4.665	01-17-24	1,223,000	1,252,046
Bond	5.875	09-16-25	1,540,000	1,713,373
Sri Lanka 0.5%				2,340,396
Republic of Sri Lanka
Bond (S)	5.875	07-25-22	1,469,000	1,456,146
Bond (S)	6.125	06-03-25	900,000	884,250
Trinidad And Tobago 0.3%				1,580,085
Republic of Trinidad & Tobago Bond (S)	4.375	01-16-24	1,443,000	1,580,085
Turkey 1.9%				9,720,709
Republic of Turkey
Bond	3.250	03-23-23	1,530,000	1,407,294
Bond	5.750	03-22-24	1,130,000	1,213,941

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^	Value
Turkey (continued)
Bond	6.000	01-14-41	1,349,000	$1,409,705
Bond	7.000	06-05-20	522,000	592,105
Bond	7.375	02-05-25	2,129,000	2,533,510
Bond	7.500	11-07-19	2,233,000	2,564,154
Uruguay 0.6%				3,019,479
Republic of Uruguay
Bond	4.500	08-14-24	1,284,426	1,355,069
Bond	5.100	06-18-50	1,733,760	1,664,410
Venezuela 0.8%				3,814,681
Republic of Venezuela
Bond	5.750	02-26-16	3,817,000	3,086,999
Bond	7.750	10-13-19	571,100	211,307
Bond	13.625	08-15-18	810,000	516,375
Zambia 0.2%				1,066,598
Government of Zambia
Bond (S)	8.500	04-14-24	507,000	482,918
Bond (S)	8.970	07-30-27	608,000	583,680
Convertible bonds 0.2%				$1,021,741
(Cost $1,124,873)
United States 0.2%				1,021,741
Hornbeck Offshore Services, Inc.	1.500	09-01-19	250,000	199,063
Jarden Corp.	1.125	03-15-34	110,000	136,056
RTI International Metals, Inc.	1.625	10-15-19	18,000	19,046
RTI International Metals, Inc.	3.000	12-01-15	257,000	260,213
SanDisk Corp.	0.500	10-15-20	230,000	229,713
Stone Energy Corp.	1.750	03-01-17	209,000	177,650
Term loans 2.3%				$11,720,660
(Cost $13,131,790)
Germany 0.3%				1,686,227
Styrolution Group GmbH	6.500	10-02-19	1,671,600	1,686,227
Luxembourg 0.1%				750,594
Accudyne Industries Borrower SCA	4.000	12-13-19	780,000	750,594
United States 1.9%				9,283,839
Albertson's Holdings LLC	5.500	08-25-21	2,219,438	2,227,004
Gates Global LLC	4.250	07-05-21	1,262,500	1,256,188
La Quinta Intermediate Holdings LLC	4.000	04-14-21	1,262,604	1,264,183
MA FinanceCo LLC	5.250	11-19-21	651,091	653,184
Old HB, Inc.	6.750	04-09-20	863,226	879,412
Summit Materials LLC	4.250	07-18-22	720,000	721,800

24SEE NOTES TO FINANCIAL STATEMENTS

Rate (%)	Maturity date	Par value^	Value
United States (continued)
Texas Competitive Electric Holdings Company LLC (H)	4.646	10-10-17	4,483,433	$2,282,068
Structured notes 0.4%	$2,060,230
(Cost $2,744,827)
United Kingdom 0.4%	2,060,230
Republic of Indonesia (Deutsche Bank AG) (S)	7.000	05-17-22	IDR	30,200,000,000	2,060,230
Shares	Value
Common stocks 0.1%	$359,190
(Cost $734,106)
United Kingdom 0.0%	41,774
Subsea 7 SA (I)	4,768	41,774
United States 0.1%	317,416
Ciena Corp. (I)	6,352	161,658
EME Reorganization Trust	1,794,196	23,325
NRG Energy, Inc.	5,899	132,433
Shares	Value
Preferred securities 0.0%	$47,763
(Cost $270,994)
United States 0.0%	47,763
SandRidge Energy, Inc., 8.500%	2,620	47,763
Yield (%)	Shares	Value
Short-term investments 3.1%	$15,310,231
(Cost $15,310,231)
Money market funds 3.1%	15,310,231
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio	0.0800%(Y	)	15,310,231	15,310,231
Total investments (Cost $512,563,672)† 98.5%	$490,342,778
Other assets and liabilities, net 1.5%	$7,341,096
Total net assets 100.0%	$497,683,874

SEE NOTES TO FINANCIAL STATEMENTS25

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. Dollars unless otherwise indicated.
Key to Currency Abbreviations
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
MXN	Mexican Peso
Key to Security Abbreviations and Legend
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $154,664,931 or 31.1% of the fund's net assets as of 7-31-15.
(Y)	The rate shown is the annualized seven-day yield as of 7-31-15.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $515,700,945. Net unrealized depreciation aggregated $25,358,167, of which $5,551,229 related to appreciated investment securities and $30,909,396 related to depreciated investment securities.

26SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments, at value (Cost $512,563,672)	$490,342,778
Cash	120
Foreign currency, at value (Cost $55,499)	55,053
Receivable for investments sold	2,346,680
Receivable for fund shares sold	4,957
Receivable for forward foreign currency exchange contracts	175,421
Dividends and interest receivable	7,752,807
Receivable for exchange cleared swaps	293,455
Other receivables and prepaid expenses	57,009
Total assets	501,028,280
Liabilities
Payable for investments purchased	2,977,484
Payable for forward foreign currency exchange contracts	16,431
Payable for fund shares repurchased	209,033
Distributions payable	461
Payable to affiliates
Accounting and legal services fees	9,753
Transfer agent fees	411
Trustees' fees	427
Other liabilities and accrued expenses	130,406
Total liabilities	3,344,406
Net assets	$497,683,874
Net assets consist of
Paid-in capital	$546,821,456
Accumulated distributions in excess of net investment income	(49,983)
Accumulated net realized gain (loss) on investments, swap agreements and foreign currency transactions	(27,087,299)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	(22,000,300)
Net assets	$497,683,874

Net asset value per share
Class A ($3,742,045 ÷ 401,239 shares)[1]	$9.33
Class I ($119,810 ÷ 12,852 shares)	$9.32
Class NAV ($493,822,019 ÷ 52,946,841 shares)	$9.33
Maximum offering price per share
Class A (net assets value per share ÷ 96[2]	$9.72

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS27

STATEMENT OF OPERATIONS  For the year ended 7-31-15

Investment income
Interest	$35,406,959
Dividends	248,330
Less foreign taxes withheld	(3,281)
Total investment income	35,652,008
Expenses
Investment management fees	4,264,942
Distribution and service fees	9,418
Accounting and legal services fees	64,789
Transfer agent fees	4,544
Trustees' fees	8,155
State registration fees	38,552
Printing and postage	2,165
Professional fees	79,537
Custodian fees	160,250
Registration and filing fees	33,835
Other	12,462
Total expenses	4,678,649
Less expense reductions	(53,080)
Net expenses	4,625,569
Net investment income	31,026,439
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(18,225,881)
Swap contracts	(79,244)
(18,305,125)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(29,726,118)
Swap contracts	68,862
(29,657,256)
Net realized and unrealized loss	(47,962,381)
Decrease in net assets from operations	($16,935,942)

28SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment income	$31,026,439	$29,338,209
Net realized loss	(18,305,125)	(3,312,062)
Change in net unrealized appreciation (depreciation)	(29,657,256)	15,138,027
Increase (decrease) in net assets resulting from operations	(16,935,942)	41,164,174
Distributions to shareholders
From net investment income
Class A	(167,034)	(67,892)
Class I	(29,854)	(27,309)
Class NAV	(31,769,537)	(30,676,339)
From net realized gain
Class A	—	(7,716)
Class I	—	(373)
Class NAV	—	(3,727,098)
From tax return of capital
Class A	—	(1,944)
Class I	—	(782)
Class NAV	—	(878,433)
Total distributions	(31,966,425)	(35,387,886)
From fund share transactions	(44,709,759)	43,081,855
Total increase (decrease)	(93,612,126)	48,858,143
Net assets
Beginning of year	591,296,000	542,437,857
End of year	$497,683,874	$591,296,000
Accumulated distributions in excess of net investment income	($49,983)	($272,363)

SEE NOTES TO FINANCIAL STATEMENTS29

Financial highlights

Class A Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$10.18	$10.09	$10.47	$10.67	$10.47
Net investment income [1]	0.49	0.47	0.52	0.63	0.65
Net realized and unrealized gain (loss) on investments	(0.82)	0.21	(0.21)	0.02	0.42
Total from investment operations	(0.33)	0.68	0.31	0.65	1.07
Less distributions
From net investment income	(0.52)	(0.51)	(0.57)	(0.71)	(0.68)
From net realized gain	—	(0.07)	(0.12)	(0.14)	(0.19)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.52)	(0.59)	(0.69)	(0.85)	(0.87)
Net asset value, end of period	$9.33	$10.18	$10.09	$10.47	$10.67
Total return (%)[2,3]	(3.34)	6.95	2.85	6.72	10.67
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$3	$1	— [4]	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	3.22	7.91	1.41	1.39
Expenses including reductions	1.35	1.35	1.34	1.30	1.30
Net investment income	5.11	4.65	5.18	6.17	6.11
Portfolio turnover (%)	63	70	71	48	68

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Less than $500,000.

30SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$10.17	$10.09	$10.47	$10.67	$10.47
Net investment income[1]	0.46	0.50	0.55	0.66	0.68
Net realized and unrealized gain (loss) on investments	(0.77)	0.20	(0.21)	0.03	0.42
Total from investment operations	(0.31)	0.70	0.34	0.69	1.10
Less distributions
From net investment income	(0.54)	(0.53)	(0.60)	(0.75)	(0.71)
From net realized gain	—	(0.07)	(0.12)	(0.14)	(0.19)
Return of capital	—	(0.02)	—	—	—
Total distributions	(0.54)	(0.62)	(0.72)	(0.89)	(0.90)
Net asset value, end of period	$9.32	$10.17	$10.09	$10.47	$10.67
Total return (%)[2]	(3.07)	7.17	3.17	7.05	11.00
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	— [3]	— [3]	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.24	5.82	16.19	1.01	0.97
Expenses including reductions	1.04	1.04	1.02	1.00	1.00
Net investment income	4.74	4.92	5.31	6.47	6.41
Portfolio turnover (%)	63	70	71	48	68

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS31

Class NAV Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$10.18	$10.09	$10.47	$10.67	$10.47
Net investment income [1]	0.55	0.52	0.57	0.67	0.69
Net realized and unrealized gain (loss) on investments	(0.83)	0.20	(0.22)	0.03	0.42
Total from investment operations	(0.28)	0.72	0.35	0.70	1.11
Less distributions
From net investment income	(0.57)	(0.54)	(0.61)	(0.76)	(0.72)
From net realized gain	—	(0.07)	(0.12)	(0.14)	(0.19)
Return of capital	—	(0.02)	—	—	—
Total distributions	(0.57)	(0.63)	(0.73)	(0.90)	(0.91)
Net asset value, end of period	$9.33	$10.18	$10.09	$10.47	$10.67
Total return (%)[2]	(2.85)	7.43	3.30	7.15	11.09
Ratios and supplemental data
Net assets, end of period (in millions)	$494	$589	$542	$469	$377
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.92	0.90	0.90	0.93
Expenses net reductions	0.84	0.91	0.90	0.90	0.92
Net investment income (loss)	5.66	5.18	5.44	6.55	6.50
Portfolio turnover (%)	63	70	71	48	68

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

32SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Global Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income with capital appreciation as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

33

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2015, by major security category or type:

	Total market value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$296,746,334	—	$296,746,334	—
Foreign government obligations	163,076,629	—	163,076,629	—
Convertible bonds	1,021,741	—	1,021,741	—
Term loans	11,720,660	—	11,720,660	—
Structured notes	2,060,230	—	2,060,230	—
Common stocks	359,190	$317,416	41,774	—
Preferred securities	47,763	47,763	—	—
Warrants	—	—	—	—
Short-term investments	15,310,231	15,310,231	—	—
Total investments in securities	$490,342,778	$15,675,410	$474,667,368	—
Other financial instruments
Forward foreign currency contracts	$158,990	—	$158,990	—
Interest rate swaps	$68,862	—	68,862	—

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans, and may be impacted by elongated settlement periods. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund's income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

34

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, during the year ended July 31, 2015, the fund and other affiliated funds had an agreement with Citibank N.A. that enabled them to participate in a $300 million unsecured committed line of credit. Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2015 were $693. For the year ended July 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class. Through November 30, 2014, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2015, the fund has a short-term capital loss carryfoward of $12,993,565 and a long-term capital loss carryforward of $10,964,720 available to offset future net realized capital gains. These carryforwards as of July 31, 2015 do not expire.

35

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$31,966,425	$30,771,819
Long-Term Capital Gain	—	$3,734,908
Tax Return of Capital	—	$881,159
Total	$31,966,425	$35,387,886

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2015, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market. Certain forwards and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of

36

cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to manage currency exposure. During the year ended July 31, 2015, the fund held forward foreign currency contracts with U.S. dollar notional values ranging from $13.0 million to $25.6 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
COP	5,377,860,000	USD	1,883,070	Citibank N.A.	08/13/2015	—	($16,431)	($16,431)
EUR	61,615	USD	67,343	Citibank N.A.	08/10/2015	$330	—	330
GBP	18,516	USD	28,826	Citibank N.A.	08/10/2015	88	—	88
USD	4,770,930	EUR	4,305,000	Citibank N.A.	08/10/2015	42,603	—	42,603
USD	4,248,421	GBP	2,716,433	Citibank N.A.	08/10/2015	6,501	—	6,501
USD	1,992,538	COP	5,377,860,000	Citibank N.A.	08/13/2015	125,899	—	125,899
						$175,421	($16,431)	$158,990

Currency Abbreviations
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange and are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted

37

against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

During the year ended July 31, 2015, the fund used interest rate swaps to manage duration of the fund. During the year ended July 31, 2015, the fund held interest rate swaps with total USD notional amounts ranging up to $8.4 million as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of July 31, 2015:

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market Value
Exchange Cleared Swaps
	2,216,458	USD	$2,216,458	Fixed 2.077%	USD LIBOR BBA	Jan 2025	$27,262	$27,262
	6,190,934	USD	6,190,934	Fixed 2.140%	USD LIBOR BBA	Jan 2025	41,600	41,600
			$8,407,392				$68,862	$68,862

The following are abbreviations for the table above:

BBA The British Bankers' Association

LIBOR London Interbank Offered Rate

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Interest rate swaps^	$68,862	—
Foreign exchange	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	175,421	($16,431)
Total			$244,283	($16,431)

^ Reflects cumulative appreciation/depreciation on swap contracts. Variation margin for exchange cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The fund's exposure to counterparties subject to an ISDA is comprised of forward foreign currency assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Swap contracts	Investments and foreign currency translations	Total
Interest rate	Net realized gain (loss)	($79,244)	—	($79,244)
Foreign exchange	Net realized gain (loss)	—	$2,319,651	2,319,651
Total		($79,244)	$2,319,651	$2,240,407

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* Realized gain/loss associated with forward foreign currency contracts is included in the caption Investments and foreign currency transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Swap contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Foreign exchange	Change in unrealized appreciation (depreciation)	—	($106,722)	($106,722)
Interest rate	Change in unrealized appreciation (depreciation)	$68,862	—	68,862
Total		$68,862	($106,722)	($37,860)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption Investments and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.785% of the first $250 million of the fund's average daily net assets, b) 0.770% of the next $500 million of the fund's average daily net assets and c) 0.750% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

To the extent that expenses of Class A and Class I shares exceed 1.30% and 1.00%, respectively, of average annual net assets (on an annualized basis) attributable to Class A and Class I shares (Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payments to the classes in an amount equal to the amount by which expenses of each share class exceeds its the Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding taxes, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and short dividend expense. The Expense Limitation expires on November 30, 2016 for Class A and Class I shares, respectively, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2015, Class A and Class I shares had fee waivers and/or reimbursements such that the expenses would not exceed 1.35% and 1.04% for Class A and Class I shares, respectively.

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The Advisor has voluntarily agreed to reduce a portion of its management fee or make payments to the fund if certain expenses of the fund exceed 0.15% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, class specific expenses, underlying fund expenses ("acquired fund fees") and short dividend expense, and acquired fund fees. Prior to December 1, 2014 this voluntary waiver also excluded blue sky fees and printing and postage. This expense reduction will continue in effect until terminated at any time by the Advisor on notice of the fund.

The expense reductions described above amounted to $5,052, $6,778, and $41,250 for Class A, Class I, and Class NAV shares, respectively, for the year ended July 31, 2015.

The investment management fees incurred for the year ended July 31, 2015 were equivalent to a net annual effective rate of 0.77% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares distribution and service fees under this arrangement, expressed as an annual percentage of average daily net assets of the fund's Class A shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $42,016 for the year ended July 31, 2015. Of this amount, $6,160 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $30,924 was paid as sales commissions to broker-dealers and $4,932 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2015, CDSCs received by the Distributor amounted to $148 for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2015 were:

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Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$9,418	$3,899	$6,805	$595
Class I	—	645	6,795	412
Total	$9,418	$4,544	$13,600	$1,007

Effective December 1, 2014, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period December 1, 2014 to July 31, 2015, state registration fees and printing and postage amounted to $24,952 and $1,158, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2015 and 2014 were as follows:

		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	246,620	$2,395,208	257,992	$2,605,280
Distributions reinvested	16,377	158,066	7,049	70,979
Repurchased	(113,773)	(1,098,505)	(66,129)	(664,029)
Net increase	149,224	$1,454,769	198,912	$2,012,230
Class I shares
Sold	441,784	$4,297,495	121,960	$1,207,785
Distributions reinvested	2,975	28,562	2,673	26,856
Repurchased	(439,821)	(4,171,457)	(129,574)	(1,324,190)
Net increase (decrease)	4,938	$154,600	(4,941)	($89,549)
Class NAV shares
Sold	2,755,819	$26,857,784	6,911,611	$69,234,172
Distributions reinvested	3,280,183	31,769,537	3,515,976	35,281,870
Repurchased	(10,892,859)	(104,946,449)	(6,304,804)	(63,356,868)
Net increase (decrease)	(4,856,857)	($46,319,128)	4,122,783	$41,159,174
Total net increase (decrease)	(4,702,695)	($44,709,759)	4,316,754	$43,081,855

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $337,250,526 and $382,567,041, respectively, for the year ended July 31, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2015, funds within the John Hancock group of funds complex held 99.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

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Fund	Affiliate concentration
John Hancock Funds II Lifestyle Balanced	33.9%
John Hancock Funds II Lifestyle Growth	19.4%
John Hancock Funds II Lifestyle Moderate	13.4%
John Hancock Funds II Alternative Asset Allocation	8.5%
John Hancock Funds II Lifestyle Conservative	7.1%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Income Fund (the "Fund") at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five year periods then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers and agent banks provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor), for John Hancock Global Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

45

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2014. The Board also noted that the fund outperformed its peer group average for the one-year period ended December 31, 2014 and underperformed its peer group average for the three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, including the favorable

46

performance relative to the peer group for the one-year period. The Board also concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that management fees were waived for this fund and were lower than the peer group median, and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including actions taken that have reduced fund expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

47

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory

48

compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

49

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

51

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

52

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

53

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

54

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

55

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF216833	352A 7/15 9/15

John Hancock

Short Duration Credit Opportunities Fund

Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Credit Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
40	Financial statements
44	Financial highlights
51	Notes to financial statements
64	Auditor's report
65	Tax information
66	Continuation of investment advisory and subadvisory agreements
72	Trustees and Officers
76	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

Class A shares (without sales charge)
Barclays 1–5 Year U.S. Credit Index
Morningstar U.S. nontraditional bond fund category average
1.63
–0.41
–2.03
1.68
2.00
2.04
2.92
2.74
2.79
3.42
3.33
1 year
3 year
5 year
Since inception
(11/2/2009)

The Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Falling energy prices weighed on market performance

The downturn in energy prices pressured the returns of the credit-sensitive areas of the bond market, leading to weak performance relative to other market segments.

The fund underperformed its benchmark

The fund lagged the Barclays 1-5 Year U.S. Credit Index due to our emphasis on investment-grade corporate, non-investment-grade high-yield, and emerging-market bonds.

Security selection hampered returns

Positions in specific U.S. energy issuers and oil-producing emerging-market nations were a headwind to fund performance.

PORTFOLIO COMPOSITION AS OF 7/31/15 (%)

A note about risks

A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and the risks of being a lender. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs. Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability. For additional information on these and other risk considerations, please see the fund's prospectuses.

3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

Can you describe the market environment of the past 12 months?

The annual period was characterized by a generally positive backdrop for the bond market, with relatively slow economic growth, tame inflation, and periodic flights to quality stemming from events overseas. However, these factors largely aided the performance of longer-term, interest-rate-sensitive bonds rather than the areas in which the fund was invested. Short-term bonds did not fully participate in the rally due to mounting evidence that the U.S. Federal Reserve (Fed) intends to raise interest rates before the end of 2015. At the same time, the credit-sensitive areas of the market—such as investment-grade corporate and high-yield bonds—were pressured by the combination of the substantial downturn in oil prices and the rising supply of new issuance. In this environment, the fund's benchmark, the Barclays 1-5 Year U.S. Credit Index, was limited to a gain of 1.63% during the reporting period.

The fund trailed its benchmark index during the 12-month period. What was the reason for this?

While our approach has enabled the fund to outpace its benchmark over the 5-year period ended July 31, 2015 (Class A, excluding sales charges), the fund underperformed during the past 12 months. Several aspects of our strategy contributed to this shortfall, but we have taken steps to adopt a positioning that we believe will add value in the current environment.

The primary factor in the fund's underperformance was positioning in the investment-grade corporate bond space, which makes up a substantial portion of the portfolio. The fund held positions in longer-dated corporate bonds, which underperformed as rising new issue supply pressured yield spreads. Further, holdings in the energy and communications sectors lagged the broader market. In energy, key detractors included positions in Continental Resources, Inc., Kinder Morgan, Inc., and Plains All-American Pipeline LP. Laggards included 21st Century Fox America, Inc., Rogers Communications, Inc., and DIRECTV Holdings LLC. We made up for this, to some extent, through the strong performance of positions in securitized assets such as commercial mortgage-backed securities and asset-backed securities, but this was not enough to offset the underperformance in investment-grade corporates.

The fund's allocation to emerging markets also detracted from performance. The asset class, which is not represented in the benchmark, lagged due to the weakness in commodity prices and concerns

4

"The primary factor in the fund's underperformance was positioning in the investment-grade corporate bond space, which makes up the bulk of the portfolio."
about slowing growth in key economies such as China and Brazil. The largest detractor from performance in the emerging-market portfolio was the fund's position in Venezuela. While we believe the nation retains both the ability and willingness to pay its debt, its bond market was nonetheless pressured by the downturn in oil prices. The emerging-market portfolio was also hurt by exposure to local currency debt, which underperformed dollar-denominated bonds by a wide margin. On the plus side, positioning in Argentina and Russia contributed positively to returns.
The fund's high-yield portfolio lagged the broader asset class, with the energy sector having the largest negative impact on performance. Within high yield, the fund's exposure to energy was tilted toward oil field services and exploration and production companies, which were most negatively

QUALITY COMPOSITION AS OF 7/31/15 (%)

5

" The fund's high-yield portfolio lagged the broader asset class, with the energy sector having the largest negative impact on performance."
affected by the downturn in oil prices, over refiners and pipeline operators, which held up relatively well. The fund's positions in the metals and mining segment also underperformed due to the weakness among holdings in the coal industry. Coal companies were hurt by the combination of lower prices for natural gas, tighter EPA standards for air pollutants, and a weakening export market stemming from slower global demand. On the other side of the ledger, investments in chemicals, cable and media, and consumer-related companies made a positive contribution to performance. Still, this was not sufficient to offset the impact of the fund's underperformance within the resources industries.

How was the fund positioned at the end of the period?

Although the credit segments experienced unsteady performance during the past year, we believe they offer a favorable risk/return profile given that yields have risen and credit fundamentals remain strong. Accordingly, we have maintained a substantial allocation to the most credit-sensitive asset classes: high-yield bonds, senior loans, and emerging-market debt. In comparison, the benchmark holds no positions in these market segments. We believe the fund's allocation to these higher-yielding asset classes is appropriate for what we anticipate will remain a relatively low-return environment for the bond market.

In the emerging markets, we continued to emphasize dollar-denominated sovereign debt over local currency bonds, which have been hampered by the strength of the U.S. dollar. We also sought opportunities in the emerging-market corporate space, focusing on companies that offer the combination of strong, dollar-based cash flows, robust balance sheets, and attractive yields. In the high-yield market, we favored market segments that we believe offer the combination of both stable cash flows and upside potential, including cable and media, food and beverages, and telecommunications. In addition, we maintained an allocation to senior loans on the belief that their floating rates may prove to be an attractive feature if prevailing yields begin to move higher. In the investment-grade portfolio, we continued to favor opportunities in corporate bonds and structured securities over government issues.

We also took steps to manage the risk of additional volatility in oil prices. First, we reduced the fund's weightings in emerging-market countries with above-average sensitivity to oil prices, including Venezuela and Russia, Second, we sought opportunities in countries that stand to benefit

6

from oil price weakness; for example, Costa Rica and the Dominican Republic can be helped by lower oil prices by virtue of their status as oil importers and tourist destinations. Last, we slightly reduced the fund's energy weighting within the high-yield and investment-grade segments, although we retained some exposure to the group given our positive view on the credit outlook for the specific companies whose debt we hold in the fund. While the credit-sensitive asset classes remain vulnerable to fluctuations in commodity prices, we believe this approach will help dampen the potential impact on fund performance.

We maintained the fund's duration, or interest-rate sensitivity, below that of the benchmark. The fund's duration stood at 2.0 years at the close of the period, which compared with 2.8 years for its benchmark. We believe the combination of positive growth and the likelihood of tighter Fed policy indicates that yields are more likely to drift higher over time, and we have positioned the fund accordingly. We also positioned the fund to benefit from a flattening of the yield curve; in other words, stronger performance for longer-dated issues relative to short-term debt.

More broadly speaking, we believe higher volatility is likely to remain a feature of the overall market environment as investors react to the shifting outlook for global growth and Fed policy. We therefore remain focused on using our selective, research-based approach to capitalize on potential opportunities that may arise if market conditions remain challenging in the months ahead.

MANAGED BY

The Short Duration Credit Opportunities Fund is managed by a five-person team at Stone Harbor Investment Partners LP.

The views expressed in this report are exclusively those of the management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2015

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception		5-year	Since inception		as of 7-31-15	as of 7-31-15
Class A	-4.45	2.40	2.96	[2]	12.61	18.24	[2]	3.20	3.19
Class C	-3.77	---	-2.74	[3]	---	-3.00	[3]	2.37	2.36
Class I4	-1.71	3.23	3.71	[2]	17.23	23.30	[2]	3.52	3.51
Class R2[4]	---	---	---		---	-0.87	[5]	3.35	3.34
Class R4[4]	---	---	---		---	-0.84	[5]	3.45	3.34
Class R6[4]	---	---	---		---	-0.78	[5]	3.61	3.59
Class NAV[4]	-1.46	3.44	3.92	[2]	18.43	24.73	[2]	3.62	3.61
Index†	1.63	2.74	3.33	[2]	14.47	20.72	[2]	---	---

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.17	1.88	0.87	1.27	1.12	0.77	0.75
Net (%)	1.17	1.88	0.87	1.27	1.02	0.75	0.75

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	Expenses have been estimated for the first year of operation for Class R2, Class R4 and Class R6 shares, respectively.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Credit Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays 1-5 Year U.S. Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C6	6-27-14	9,700	9,700	10,150
Class I4	11-2-09	12,330	12,330	12,072
Class R2[4]	3-27-15	9,913	9,913	10,035
Class R4[4]	3-27-15	9,916	9,916	10,035
Class R6[4]	3-27-15	9,922	9,922	10,035
Class NAV[4]	11-2-09	12,473	12,473	12,072

The values shown in the chart for "Class A with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.

Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of waivers and reimbursements.
2	From 11-2-09.
3	From 6-27-14.
4	For certain types of investors as described in the fund's prospectuses.
5	From 3-27-15.
6	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,001.70	$5.81	1.17%
Class C	1,000.00	997.60	9.91	2.00%
Class I	1,000.00	1,003.40	4.22	0.85%
Class R2[2]	1,000.00	991.30	3.44	1.00%
Class R4[2]	1,000.00	991.60	3.09	0.90%
Class R6[2]	1,000.00	992.20	2.51	0.73%
Class NAV	1,000.00	1,004.00	3.63	0.73%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$5.86	1.17%
Class C	1,000.00	1,014.90	9.99	2.00%
Class I	1,000.00	1,020.60	4.26	0.85%
Class R2	1,000.00	1,019.80	5.01	1.00%
Class R4	1,000.00	1,020.30	4.51	0.90%
Class R6	1,000.00	1,021.20	3.66	0.73%
Class NAV	1,000.00	1,021.20	3.66	0.73%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
2	The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 126/365 (to reflect the period).

11

Fund's investments

As of 7-31-15
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 45.5%				$662,723,560
(Cost $677,266,419)
Consumer discretionary 7.3%				106,190,002
Auto components 0.4%
BorgWarner, Inc.	3.375	03-15-25	3,710,000	3,646,370
Metaldyne Performance Group, Inc.	7.375	10-15-22	940,000	998,797
Schaeffler Holding Finance BV, PIK (S)	6.250	11-15-19	420,000	443,625
The Goodyear Tire & Rubber Company	6.500	03-01-21	750,000	794,063
Automobiles 0.5%
Fiat Chrysler Automobiles NV	5.250	04-15-23	530,000	533,313
Ford Motor Credit Company LLC	4.250	09-20-22	3,500,000	3,641,930
Hyundai Capital America (S)	4.000	06-08-17	3,725,000	3,878,098
Diversified consumer services 0.0%
Cable One, Inc. (S)	5.750	06-15-22	545,000	557,263
Hotels, restaurants and leisure 0.7%
Isle of Capri Casinos, Inc.	5.875	03-15-21	1,560,000	1,618,500
Landry's, Inc. (S)	9.375	05-01-20	1,050,000	1,126,125
Marriott International, Inc.	3.000	03-01-19	3,250,000	3,333,727
MGM Resorts International	6.625	12-15-21	1,090,000	1,151,313
Pinnacle Entertainment, Inc.	6.375	08-01-21	1,270,000	1,370,013
RHP Hotel Properties LP	5.000	04-15-21	845,000	851,338
Ruby Tuesday, Inc.	7.625	05-15-20	401,000	413,030
Household durables 0.5%
Argos Merger Sub, Inc. (S)	7.125	03-15-23	1,010,000	1,068,075
Lennar Corp.	4.750	11-15-22	230,000	230,432
Newell Rubbermaid, Inc.	4.000	06-15-22	3,400,000	3,481,947
RSI Home Products, Inc. (S)	6.500	03-15-23	990,000	1,019,700
Shea Homes LP (S)	5.875	04-01-23	480,000	487,200
Standard Pacific Corp.	5.875	11-15-24	567,000	581,175
Leisure products 0.1%
AMC Entertainment, Inc.	5.750	06-15-25	1,105,000	1,099,475
Media 3.9%
21st Century Fox America, Inc.	6.650	11-15-37	2,750,000	3,385,297
Altice SA (S)	7.750	05-15-22	885,000	888,319
Cablevision Systems Corp.	5.875	09-15-22	2,085,000	1,975,538
CBS Corp.	4.850	07-01-42	3,650,000	3,436,092
CCO Holdings LLC	5.125	02-15-23	500,000	495,625
CCO Holdings LLC	6.625	01-31-22	695,000	734,094
Cequel Communications Holdings I LLC (S)	5.125	12-15-21	1,610,000	1,495,288
Cinemark USA, Inc.	5.125	12-15-22	500,000	502,500
Comcast Corp.	4.250	01-15-33	4,970,000	4,958,504

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
DIRECTV Holdings LLC	6.000	08-15-40	3,100,000	$3,218,098
Discovery Communications LLC	3.300	05-15-22	3,500,000	3,459,845
DISH DBS Corp.	5.000	03-15-23	2,525,000	2,364,031
Gannett Company, Inc.	6.375	10-15-23	1,035,000	1,097,100
Gray Television, Inc.	7.500	10-01-20	1,235,000	1,307,556
LIN Television Corp. (S)	5.875	11-15-22	1,240,000	1,261,700
Mediacom Broadband LLC	5.500	04-15-21	130,000	126,100
Mediacom LLC	7.250	02-15-22	1,475,000	1,526,625
Nexstar Broadcasting, Inc.	6.875	11-15-20	1,000,000	1,060,000
Numericable Group SA (S)	6.000	05-15-22	630,000	640,395
Numericable-SFR SAS (S)	6.250	05-15-24	350,000	355,933
Omnicom Group, Inc.	3.625	05-01-22	3,475,000	3,511,091
Outfront Media Capital LLC	5.250	02-15-22	740,000	743,700
Quebecor Media, Inc.	5.750	01-15-23	1,125,000	1,153,125
Sinclair Television Group, Inc.	6.125	10-01-22	1,220,000	1,259,650
The Interpublic Group of Companies, Inc.	4.000	03-15-22	3,250,000	3,337,874
Time Warner, Inc.	3.600	07-15-25	3,225,000	3,131,665
Time Warner, Inc.	6.100	07-15-40	3,175,000	3,625,463
Tribune Media Company (S)	5.875	07-15-22	1,915,000	1,964,216
Unitymedia GmbH (S)	6.125	01-15-25	530,000	547,225
Unitymedia Hessen GmbH & Company KG (S)	5.000	01-15-25	595,000	586,075
Virgin Media Finance PLC (S)	6.000	10-15-24	905,000	918,575
Virgin Media Secured Finance PLC (S)	5.250	01-15-26	775,000	747,875
VTR Finance BV (S)	6.875	01-15-24	703,000	715,303
Multiline retail 0.5%
Dollar Tree, Inc. (S)	5.750	03-01-23	310,000	327,050
JC Penney Company, Inc.	5.650	06-01-20	435,000	391,500
Macy's Retail Holdings, Inc.	3.875	01-15-22	5,125,000	5,286,863
Macy's Retail Holdings, Inc.	6.900	04-01-29	175,000	216,732
The Bon-Ton Department Stores, Inc.	8.000	06-15-21	620,000	465,000
Specialty retail 0.5%
Outerwall, Inc.	6.000	03-15-19	1,010,000	1,020,100
Petco Holdings, Inc., PIK (S)	8.500	10-15-17	690,000	708,544
The Home Depot, Inc.	2.625	06-01-22	3,750,000	3,713,306
The TJX Companies, Inc.	2.750	06-15-21	1,825,000	1,850,820
Textiles, apparel and luxury goods 0.2%
Hot Topic, Inc. (S)	9.250	06-15-21	1,020,000	1,045,500
Levi Strauss & Company	6.875	05-01-22	890,000	960,088
Quiksilver, Inc. (S)	7.875	08-01-18	655,000	553,475
Quiksilver, Inc.	10.000	08-01-20	285,000	69,825
The William Carter Company	5.250	08-15-21	699,000	725,213

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^		Value
Consumer staples 2.8%					$40,738,843
Beverages 0.4%
JB y Company SA de CV (S)	3.750	05-13-25		1,875,000	1,833,375
PepsiCo, Inc.	4.250	10-22-44		3,650,000	3,615,540
Food and staples retailing 1.0%
Bakkavor Finance 2 PLC	8.250	02-15-18	GBP	332,472	539,974
Boparan Finance PLC	5.500	07-15-21	GBP	1,150,000	1,639,799
CVS Pass-Through Trust	6.036	12-10-28		3,331,179	3,810,426
R&R PLC, PIK	9.250	05-15-18	EUR	850,000	943,968
The Kroger Company	5.150	08-01-43		3,250,000	3,503,568
Tops Holding LLC (S)	8.000	06-15-22		960,000	952,800
Walgreens Boots Alliance, Inc.	3.300	11-18-21		3,650,000	3,631,929
Food products 0.7%
Chiquita Brands International, Inc.	7.875	02-01-21		538,000	577,005
Dean Foods Company (S)	6.500	03-15-23		1,025,000	1,050,625
ESAL GmbH (S)	6.250	02-05-23		672,000	661,920
Kraft Heinz Foods Company (S)	5.000	07-15-35		600,000	622,166
Kraft Heinz Foods Company (S)	5.200	07-15-45		1,200,000	1,263,352
Pilgrim's Pride Corp. (S)	5.750	03-15-25		830,000	848,675
Post Holdings, Inc.	7.375	02-15-22		1,290,000	1,317,645
Premier Foods Finance PLC	6.500	03-15-21	GBP	725,000	1,068,794
Smithfield Foods, Inc.	6.625	08-15-22		1,140,000	1,218,603
Tyson Foods, Inc.	3.950	08-15-24		1,750,000	1,770,659
Household products 0.3%
Energizer SpinCo, Inc. (S)	5.500	06-15-25		800,000	782,000
Reynolds Group Issuer, Inc.	8.250	02-15-21		1,505,000	1,561,438
Spectrum Brands, Inc. (S)	5.750	07-15-25		922,000	949,476
Spectrum Brands, Inc. (S)	6.125	12-15-24		600,000	623,388
The Sun Products Corp. (S)	7.750	03-15-21		1,245,000	1,129,838
Personal products 0.1%
Albea Beauty Holdings SA (S)	8.375	11-01-19		760,000	807,500
Tobacco 0.3%
Altria Group, Inc.	2.850	08-09-22		1,900,000	1,841,446
Philip Morris International, Inc.	1.125	08-21-17		2,175,000	2,172,934
Energy 7.3%					105,882,751
Energy equipment and services 0.5%
Hornbeck Offshore Services, Inc.	5.000	03-01-21		725,000	578,188
Hornbeck Offshore Services, Inc.	5.875	04-01-20		310,000	261,950
Nostrum Oil & Gas Finance BV (S)	6.375	02-14-19		309,000	271,148
Offshore Group Investment, Ltd.	7.125	04-01-23		1,365,000	720,038
Pacific Drilling SA (S)	5.375	06-01-20		510,000	392,700
Parker Drilling Company	6.750	07-15-22		1,220,000	1,006,500
Three Gorges Finance I Cayman Islands, Ltd. (S)	3.700	06-10-25		286,000	291,504

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Energy equipment and services (continued)
Transocean, Inc.	6.875	12-15-21	3,275,000	$2,771,469
Trinidad Drilling, Ltd. (S)	7.875	01-15-19	350,000	339,500
Oil, gas and consumable fuels 6.8%
Anadarko Petroleum Corp.	6.450	09-15-36	2,925,000	3,294,176
Apache Corp.	5.100	09-01-40	3,675,000	3,523,208
Boardwalk Pipelines LP	3.375	02-01-23	3,950,000	3,551,070
Bonanza Creek Energy, Inc.	5.750	02-01-23	255,000	206,550
Bonanza Creek Energy, Inc.	6.750	04-15-21	1,025,000	886,625
Calumet Specialty Products Partners LP	7.625	01-15-22	390,000	395,145
Calumet Specialty Products Partners LP (S)	7.750	04-15-23	125,000	127,031
Chesapeake Energy Corp.	5.750	03-15-23	1,500,000	1,267,500
Cloud Peak Energy Resources LLC	6.375	03-15-24	1,105,000	674,050
Cloud Peak Energy Resources LLC	8.500	12-15-19	505,000	366,125
CNOOC Finance 2015 USA LLC	3.500	05-05-25	655,000	633,711
Continental Resources, Inc.	3.800	06-01-24	1,925,000	1,700,122
Continental Resources, Inc.	4.500	04-15-23	1,925,000	1,789,370
Cosan Luxembourg SA (S)	5.000	03-14-23	586,000	511,285
Denbury Resources, Inc.	5.500	05-01-22	1,170,000	927,225
Enterprise Products Operating LLC	3.900	02-15-24	3,550,000	3,554,189
EP Energy LLC (S)	6.375	06-15-23	830,000	782,275
EP Energy LLC	9.375	05-01-20	745,000	771,075
EP PetroEcuador (P)	5.912	09-24-19	2,589,368	2,213,910
EQT Midstream Partners LP	4.000	08-01-24	3,650,000	3,424,262
FTS International, Inc.	6.250	05-01-22	940,000	629,800
Gazprom Neft OAO (S)	4.375	09-19-22	195,000	165,750
Gazprom OAO (S)	4.950	07-19-22	119,000	109,480
Gazprom OAO (S)	6.510	03-07-22	191,000	189,121
Gazprom OAO (S)	9.250	04-23-19	320,000	356,813
Gazprom OAO	9.250	04-23-19	1,539,000	1,716,047
Halcon Resources Corp. (S)	8.625	02-01-20	225,000	214,875
Halcon Resources Corp.	9.750	07-15-20	1,145,000	618,300
Intergas Finance BV	6.375	05-14-17	269,000	278,582
KazMunayGas National Company (S)	4.400	04-30-23	4,045,000	3,659,714
KazMunayGas National Company (S)	4.875	05-07-25	315,000	283,815
KazMunayGas National Company (S)	5.750	04-30-43	186,000	146,962
KazMunayGas National Company	5.750	04-30-43	3,007,000	2,375,891
KazMunayGas National Company	6.375	04-09-21	1,250,000	1,296,875
KazMunayGas National Company (S)	7.000	05-05-20	637,000	678,405
KazMunayGas National Company (S)	9.125	07-02-18	1,968,000	2,221,774
Kinder Morgan, Inc.	5.550	06-01-45	3,275,000	2,981,717
Kinder Morgan, Inc. (S)	5.625	11-15-23	3,850,000	4,012,528
Laredo Petroleum, Inc.	5.625	01-15-22	365,000	351,313
Laredo Petroleum, Inc.	7.375	05-01-22	400,000	405,000

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Linn Energy LLC	6.500	09-15-21	390,000	$224,250
Linn Energy LLC	7.750	02-01-21	1,235,000	722,475
Lukoil International Finance BV (S)	3.416	04-24-18	214,000	205,779
Marathon Petroleum Corp.	6.500	03-01-41	2,900,000	3,278,360
Midstates Petroleum Company, Inc.	10.750	10-01-20	650,000	227,500
Oasis Petroleum, Inc.	7.250	02-01-19	1,410,000	1,367,700
Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	238,000	150,535
Peabody Energy Corp.	6.250	11-15-21	1,190,000	336,175
Pertamina Persero PT	6.000	05-03-42	200,000	183,760
Petroleos de Venezuela SA	5.250	04-12-17	4,401,900	2,123,036
Petroleos de Venezuela SA	8.500	11-02-17	14,226,400	9,695,292
Petroleos Mexicanos (S)	4.250	01-15-25	665,000	647,710
Petroleos Mexicanos (S)	5.625	01-23-46	328,000	309,074
Petronas Capital, Ltd. (S)	3.500	03-18-25	2,528,000	2,489,885
Phillips 66	4.650	11-15-34	1,875,000	1,854,263
Plains All American Pipeline LP	3.600	11-01-24	3,700,000	3,562,264
QEP Resources, Inc.	5.375	10-01-22	1,250,000	1,168,750
SandRidge Energy, Inc.	7.500	03-15-21	565,000	169,500
Sinopec Group Overseas Development 2012, Ltd. (S)	4.875	05-17-42	200,000	212,239
Sinopec Group Overseas Development 2015, Ltd. (S)	3.250	04-28-25	933,000	897,643
Spectra Energy Partners LP	3.500	03-15-25	3,625,000	3,457,086
State Oil Company of the Azerbaijan Republic	4.750	03-13-23	2,026,000	1,883,443
State Oil Company of the Azerbaijan Republic	5.450	02-09-17	200,000	206,000
Talisman Energy, Inc.	5.850	02-01-37	3,650,000	3,334,359
Tesoro Logistics LP	5.875	10-01-20	274,000	282,220
Tesoro Logistics LP	6.125	10-15-21	600,000	625,500
Transcanada Pipelines Ltd.	5.000	10-16-43	1,700,000	1,708,235
Venoco, Inc.	8.875	02-15-19	710,000	195,250
Williams Partners LP	3.600	03-15-22	3,675,000	3,552,950
YPF SA (S)	8.750	04-04-24	690,000	681,375
Zhaikmunai LP (S)	7.125	11-13-19	227,000	205,480
Financials 10.2%				149,030,056
Banks 5.9%
ANZ New Zealand International, Ltd. (S)	1.750	03-29-18	3,475,000	3,478,065
Bank of America Corp.	3.300	01-11-23	6,625,000	6,542,327
Bank of America Corp.	3.950	04-21-25	2,550,000	2,481,956
Bank of America Corp.	6.050	05-16-16	3,530,000	3,654,807
BPCE SA (S)	5.700	10-22-23	3,450,000	3,690,351
CIT Group, Inc.	5.000	08-15-22	630,000	640,238
Citigroup, Inc.	1.800	02-05-18	950,000	948,316

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Citigroup, Inc.	3.875	03-26-25	10,100,000	$9,804,666
HBOS PLC (S)	6.750	05-21-18	3,175,000	3,521,456
ING Bank NV (S)	2.500	10-01-19	3,600,000	3,636,407
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (P)(Q)	6.500	04-16-25	3,700,000	3,630,625
Intesa Sanpaolo SpA	3.125	01-15-16	3,625,000	3,653,097
JPMorgan Chase & Co.	2.250	01-23-20	3,725,000	3,681,965
Mizuho Bank, Ltd. (S)	2.950	10-17-22	3,075,000	3,034,158
Mizuho Bank, Ltd. (S)	3.600	09-25-24	2,475,000	2,521,874
MUFG Americas Holdings Corp.	3.000	02-10-25	3,550,000	3,379,064
PNC Bank NA	2.700	11-01-22	3,000,000	2,894,523
Royal Bank of Scotland Group PLC	6.100	06-10-23	3,325,000	3,594,169
Santander UK PLC (S)	5.000	11-07-23	3,600,000	3,736,321
Skandinaviska Enskilda Banken AB (S)	2.375	03-25-19	3,725,000	3,770,445
The Bank of Tokyo-Mitsubishi UFJ, Ltd. (S)	1.650	02-26-18	5,500,000	5,482,373
The PNC Financial Services Group, Inc.	3.900	04-29-24	4,155,000	4,197,223
Wells Fargo & Company	3.450	02-13-23	3,650,000	3,644,397
Capital markets 0.9%
Morgan Stanley	4.875	11-01-22	3,700,000	3,928,198
Nomura Holdings, Inc.	2.750	03-19-19	3,575,000	3,629,036
TD Ameritrade Holding Corp.	2.950	04-01-22	5,275,000	5,266,924
Consumer finance 1.3%
American Express Company	3.625	12-05-24	3,850,000	3,792,289
Capital One Bank USA NA	3.375	02-15-23	3,125,000	3,017,800
Capital One Financial Corp.	6.750	09-15-17	3,650,000	4,018,694
Discover Bank	4.250	03-13-26	3,800,000	3,771,359
Synchrony Financial	4.250	08-15-24	3,650,000	3,639,649
Diversified financial services 0.0%
CIMPOR Financial Operations BV (S)	5.750	07-17-24	430,000	333,250
Diversified telecommunication services 0.0%
Altice US Finance I Corp. (S)	5.375	07-15-23	390,000	391,950
Insurance 1.0%
American International Group, Inc.	3.875	01-15-35	3,775,000	3,438,655
Marsh & McLennan Companies, Inc.	3.500	03-10-25	4,050,000	4,037,870
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	3,450,000	3,593,175
Reinsurance Group of America, Inc.	4.700	09-15-23	2,825,000	3,016,753
Real estate investment trusts 1.1%
AvalonBay Communities, Inc.	3.450	06-01-25	1,700,000	1,691,988
Corporate Office Properties LP	3.600	05-15-23	3,875,000	3,586,336
DDR Corp.	3.500	01-15-21	3,875,000	3,929,440

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Real estate investment trusts (continued)
Kimco Realty Corp.	3.200	05-01-21	3,450,000	$3,479,087
Select Income REIT	4.150	02-01-22	3,550,000	3,514,727
Real estate management and development 0.0%
Country Garden Holdings Company, Ltd.	7.250	04-04-21	276,000	281,189
Country Garden Holdings Company, Ltd.	7.500	03-09-20	200,000	208,056
Longfor Properties Company, Ltd.	6.750	01-29-23	200,000	201,420
Thrifts and mortgage finance 0.0%
Quicken Loans, Inc. (S)	5.750	05-01-25	665,000	643,388
Health care 2.8%				41,445,111
Biotechnology 0.6%
Amgen, Inc.	3.625	05-22-24	5,375,000	5,376,027
Gilead Sciences, Inc.	4.500	02-01-45	3,300,000	3,285,797
Health care equipment and supplies 0.7%
Kinetic Concepts, Inc.	10.500	11-01-18	780,000	828,750
Kinetic Concepts, Inc.	12.500	11-01-19	535,000	573,788
Medtronic, Inc. (S)	3.150	03-15-22	2,825,000	2,847,490
Medtronic, Inc. (S)	4.625	03-15-45	2,550,000	2,588,462
Zimmer Holdings, Inc.	2.700	04-01-20	3,625,000	3,613,139
Health care providers and services 0.8%
Amsurg Corp.	5.625	07-15-22	775,000	797,126
Community Health Systems, Inc.	6.875	02-01-22	995,000	1,064,650
DaVita HealthCare Partners, Inc.	5.125	07-15-24	765,000	770,902
HCA, Inc.	5.375	02-01-25	1,310,000	1,339,737
HealthSouth Corp.	5.750	11-01-24	1,195,000	1,217,645
Humana, Inc.	4.625	12-01-42	3,500,000	3,402,147
IASIS Healthcare LLC	8.375	05-15-19	1,000,000	1,041,250
LifePoint Health, Inc.	5.500	12-01-21	850,000	881,875
Tenet Healthcare Corp.	6.000	10-01-20	330,000	358,875
Tenet Healthcare Corp. (S)	6.750	06-15-23	375,000	391,875
Tenet Healthcare Corp.	8.125	04-01-22	325,000	362,578
Life sciences tools and services 0.2%
Thermo Fisher Scientific, Inc.	1.300	02-01-17	3,825,000	3,815,919
Pharmaceuticals 0.5%
Actavis Funding SCS	4.550	03-15-35	1,060,000	998,642
Actavis, Inc.	1.875	10-01-17	2,650,000	2,648,368
Concordia Healthcare Corp. (S)	7.000	04-15-23	455,000	463,531
Endo Finance LLC (S)	6.000	02-01-25	815,000	841,488
Mallinckrodt International Finance SA (S)	5.750	08-01-22	620,000	648,288
Quintiles Transnational Corp. (S)	4.875	05-15-23	310,000	314,455
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	935,000	972,307

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Industrials 4.3%					$62,876,687
Aerospace and defense 0.4%
Bombardier, Inc. (S)	6.000	10-15-22		615,000	500,456
Bombardier, Inc. (S)	7.500	03-15-25		320,000	264,800
Erickson, Inc.	8.250	05-01-20		504,000	395,640
Northrop Grumman Corp.	1.750	06-01-18		1,350,000	1,344,468
Textron, Inc.	3.650	03-01-21		3,700,000	3,784,860
Air freight and logistics 0.2%
FedEx Corp.	5.100	01-15-44		1,800,000	1,893,348
XPO Logistics, Inc. (S)	6.500	06-15-22		785,000	772,244
Airlines 0.3%
Allegiant Travel Company	5.500	07-15-19		475,000	480,938
Aviation Capital Group Corp. (S)	6.750	04-06-21		3,125,000	3,556,275
Building products 0.4%
Cleaver-Brooks, Inc. (S)	8.750	12-15-19		845,000	802,750
Griffon Corp.	5.250	03-01-22		1,130,000	1,101,750
Masonite International Corp. (S)	5.625	03-15-23		485,000	499,550
NCI Building Systems, Inc. (S)	8.250	01-15-23		490,000	516,950
Owens Corning	7.000	12-01-36		1,600,000	1,869,606
Trinseo Materials Operating SCA	6.375	05-01-22	EUR	325,000	360,072
Commercial services and supplies 0.6%
ACCO Brands Corp.	6.750	04-30-20		1,141,000	1,209,460
Clean Harbors, Inc.	5.250	08-01-20		460,000	470,994
Pitney Bowes, Inc.	4.625	03-15-24		3,900,000	3,971,156
Republic Services, Inc.	3.550	06-01-22		3,450,000	3,495,119
Construction and engineering 0.2%
AECOM (S)	5.750	10-15-22		855,000	867,825
MasTec, Inc.	4.875	03-15-23		1,465,000	1,274,550
Electrical equipment 0.4%
ABB Finance USA, Inc.	2.875	05-08-22		3,750,000	3,702,255
Artesyn Embedded Technologies, Inc. (S)	9.750	10-15-20		625,000	625,000
CeramTec Group GmbH	8.250	08-15-21	EUR	800,000	961,892
EnerSys (S)	5.000	04-30-23		595,000	581,613
Industrial conglomerates 0.2%
Siemens Financieringsmaatschappij NV (S)	3.250	05-27-25		3,575,000	3,528,339
Machinery 0.0%
Xerium Technologies, Inc.	8.875	06-15-18		550,000	566,500
Road and rail 1.0%
Burlington Northern Santa Fe LLC	4.400	03-15-42		3,615,000	3,548,524
ERAC USA Finance LLC (S)	3.850	11-15-24		3,775,000	3,835,102
Penske Truck Leasing Company LP (S)	3.375	02-01-22		3,725,000	3,640,297
Ryder System, Inc.	2.450	09-03-19		1,900,000	1,900,819
Ryder System, Inc.	2.550	06-01-19		2,000,000	2,008,368

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors 0.6%
Air Lease Corp.	3.875	04-01-21	3,650,000	$3,693,764
Aircastle, Ltd.	5.500	02-15-22	675,000	703,688
GATX Corp.	2.500	03-15-19	3,700,000	3,692,715
WESCO Distribution, Inc.	5.375	12-15-21	455,000	455,000
Information technology 1.7%				23,992,730
Communications equipment 0.5%
Alcatel-Lucent USA, Inc. (S)	6.750	11-15-20	820,000	881,500
Cisco Systems, Inc.	2.450	06-15-20	5,150,000	5,199,373
CommScope Technologies Finance LLC (S)	6.000	06-15-25	595,000	587,563
Electronic equipment, instruments and components 0.5%
Corning, Inc.	1.500	05-08-18	2,950,000	2,943,200
Ingram Micro, Inc.	4.950	12-15-24	3,575,000	3,684,091
Internet software and services 0.2%
Tencent Holdings, Ltd. (S)	2.875	02-11-20	3,625,000	3,619,345
Software 0.1%
First Data Corp.	12.625	01-15-21	450,000	520,875
Nuance Communications, Inc. (S)	5.375	08-15-20	500,000	507,500
Technology hardware, storage and peripherals 0.4%
Apple, Inc.	3.850	05-04-43	5,925,000	5,483,558
NCR Corp.	5.000	07-15-22	570,000	565,725
Materials 3.2%				46,742,895
Building materials 0.1%
Building Materials Corp. of America (S)	5.375	11-15-24	790,000	791,896
Chemicals 1.4%
Chemtura Corp.	5.750	07-15-21	2,015,000	2,035,150
Eastman Chemical Company	4.650	10-15-44	1,700,000	1,627,225
INEOS Group Holdings SA (S)	5.875	02-15-19	1,165,000	1,175,194
LyondellBasell Industries NV	6.000	11-15-21	3,300,000	3,754,027
OCP SA (S)	5.625	04-25-24	285,000	298,510
Platform Specialty Products Corp. (S)	6.500	02-01-22	885,000	915,975
Rayonier AM Products, Inc. (S)	5.500	06-01-24	1,115,000	944,963
Sinochem Offshore Capital Company, Ltd. (S)	3.250	04-29-19	1,288,000	1,306,400
Sinochem Overseas Capital Company, Ltd. (S)	4.500	11-12-20	3,230,000	3,418,806
Sinochem Overseas Capital Company, Ltd.	4.500	11-12-20	236,000	249,795
SPCM SA (S)	6.000	01-15-22	1,015,000	1,037,838
The Mosaic Company	4.250	11-15-23	3,350,000	3,439,921
Trinseo Materials Operating SCA (S)	6.750	05-01-22	775,000	778,875
Construction materials 0.1%
Cemex Finance LLC (S)	9.375	10-12-22	369,000	412,708
Cemex SAB de CV (S)	5.700	01-11-25	86,000	83,592

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Construction materials (continued)
Cemex SAB de CV (S)	6.125	05-05-25	292,000	$290,905
Cemex SAB de CV (S)	9.500	06-15-18	200,000	219,000
Containers and packaging 0.2%
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	504,445	527,145
Ardagh Packaging Finance PLC (S)	6.000	06-30-21	355,000	353,669
Cascades, Inc. (S)	5.500	07-15-22	890,000	861,075
Packaging Corp. of America	3.900	06-15-22	1,400,000	1,413,503
Metals and mining 1.2%
ABJA Investment Company Pte, Ltd.	5.950	07-31-24	380,000	374,300
ArcelorMittal	7.000	02-25-22	780,000	799,500
ArcelorMittal	7.750	10-15-39	625,000	603,125
Barrick Gold Corp.	4.100	05-01-23	3,800,000	3,404,439
Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22	1,692,000	1,611,204
Corporacion Nacional del Cobre de Chile (S)	4.250	07-17-42	200,000	173,758
Corporacion Nacional del Cobre de Chile (S)	4.500	08-13-23	2,513,000	2,603,099
Corporacion Nacional del Cobre de Chile (S)	4.875	11-04-44	1,045,000	991,440
Corporacion Nacional del Cobre de Chile	6.150	10-24-36	2,046,000	2,299,215
Gerdau Trade, Inc. (S)	5.750	01-30-21	46,000	45,448
GTL Trade Finance, Inc. (S)	5.893	04-29-24	625,000	588,438
Newmont Mining Corp.	6.250	10-01-39	3,450,000	3,148,325
Signode Industrial Group Lux SA (S)	6.375	05-01-22	705,000	689,138
Vedanta Resources PLC (S)	6.000	01-31-19	239,000	220,478
Vedanta Resources PLC (S)	8.250	06-07-21	218,000	205,465
Paper and forest products 0.2%
Louisiana-Pacific Corp.	7.500	06-01-20	600,000	636,000
Mercer International, Inc.	7.750	12-01-22	985,000	1,041,638
Norbord, Inc. (S)	5.375	12-01-20	1,370,000	1,371,713
Telecommunication services 2.9%				42,180,343
Diversified telecommunication services 2.3%
AT&T, Inc.	2.450	06-30-20	1,850,000	1,820,139
AT&T, Inc.	4.500	05-15-35	1,825,000	1,688,331
CCO Safari II LLC (S)	3.579	07-23-20	3,425,000	3,433,470
CCO Safari II LLC (S)	6.484	10-23-45	3,450,000	3,568,349
CenturyLink, Inc.	5.800	03-15-22	460,000	446,775
CenturyLink, Inc.	7.650	03-15-42	885,000	783,225
Cincinnati Bell, Inc.	8.375	10-15-20	460,000	482,425
Cogent Communications Group, Inc. (S)	5.375	03-01-22	405,000	400,950
CyrusOne LP	6.375	11-15-22	765,000	789,388
CyrusOne LP (S)	6.375	11-15-22	500,000	515,940
Frontier Communications Corp.	6.250	09-15-21	905,000	834,863
Frontier Communications Corp.	9.000	08-15-31	1,224,000	1,116,900
GCI, Inc.	6.875	04-15-25	755,000	768,213

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Level 3 Communications, Inc.	5.750	12-01-22	480,000	$482,400
Level 3 Financing, Inc.	5.375	08-15-22	1,250,000	1,262,500
T-Mobile USA, Inc.	6.731	04-28-22	2,155,000	2,284,300
Telecom Italia SpA (S)	5.303	05-30-24	410,000	410,513
Telefonica Emisiones SAU	5.134	04-27-20	3,200,000	3,533,686
Verizon Communications, Inc.	5.150	09-15-23	3,650,000	4,021,588
Verizon Communications, Inc.	6.400	09-15-33	2,800,000	3,244,520
Wind Acquisition Finance SA (S)	4.750	07-15-20	444,000	453,990
Windstream Corp.	7.500	04-01-23	1,460,000	1,189,900
Internet software and services 0.0%
UPCB Finance IV, Ltd. (S)	5.375	01-15-25	685,000	662,738
Wireless telecommunication services 0.6%
Digicel Group, Ltd. (S)	7.125	04-01-22	861,000	789,968
Rogers Communications, Inc.	5.450	10-01-43	3,175,000	3,397,939
Sprint Capital Corp.	8.750	03-15-32	2,085,000	1,972,931
Vimpel Communications (S)	7.748	02-02-21	477,000	491,978
VimpelCom Holdings BV (S)	5.200	02-13-19	110,000	107,809
VimpelCom Holdings BV (S)	5.950	02-13-23	95,000	87,147
VimpelCom Holdings BV (S)	7.504	03-01-22	1,129,000	1,137,468
Utilities 3.0%				43,644,142
Electric utilities 1.6%
Eskom Holdings SOC, Ltd. (S)	7.125	02-11-25	4,037,000	4,079,792
Georgia Power Company	4.300	03-15-42	5,550,000	5,271,856
NextEra Energy Capital Holdings, Inc.	2.700	09-15-19	3,600,000	3,636,788
Oncor Electric Delivery Company LLC	2.150	06-01-19	3,600,000	3,589,189
PacifiCorp	2.950	02-01-22	3,950,000	3,945,766
Talen Energy Supply LLC (S)	4.625	07-15-19	805,000	780,850
WEC Energy Group, Inc.	2.450	06-15-20	2,400,000	2,407,126
Independent power and renewable electricity producers 0.7%
Calpine Corp.	5.750	01-15-25	955,000	931,125
Dynegy, Inc. (S)	6.750	11-01-19	1,190,000	1,228,675
Dynegy, Inc. (S)	7.625	11-01-24	545,000	562,713
Exelon Generation Company LLC	5.600	06-15-42	3,675,000	3,796,764
GenOn Energy, Inc.	9.500	10-15-18	2,160,000	2,170,800
NRG Energy, Inc.	6.250	07-15-22	1,365,000	1,368,413
Multi-utilities 0.7%
Columbia Pipeline Group, Inc. (S)	2.450	06-01-18	2,950,000	2,969,039
Dominion Gas Holdings LLC	4.800	11-01-43	1,850,000	1,816,402
Dominion Resources, Inc. (P)	7.500	06-30-66	1,975,000	1,780,463
DTE Energy Company	3.850	12-01-23	3,200,000	3,308,381

22SEE NOTES TO FINANCIAL STATEMENTS

Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 0.7%	$10,454,235
(Cost $10,362,936)
U.S. Government Agency 0.7%	10,454,235
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	2.294	01-01-37	310,854	333,290
30 Yr Pass Thru (C)	3.000	TBA	200,000	200,813
Federal National Mortgage Association
10 Yr Pass Thru	5.000	01-01-16	41,972	42,176
10 Yr Pass Thru	5.000	01-01-19	2,068	2,180
15 Yr Pass Thru (C)	2.500	TBA	400,000	406,176
15 Yr Pass Thru (C)	3.000	TBA	200,000	207,618
30 Yr Pass Thru (P)	2.227	04-01-37	1,342,038	1,438,900
30 Yr Pass Thru (P)	2.281	11-01-35	304,215	323,995
30 Yr Pass Thru (P)	2.365	10-01-38	498,287	534,251
30 Yr Pass Thru (P)	2.479	01-01-37	135,965	145,551
30 Yr Pass Thru (C)	3.000	TBA	725,000	730,041
30 Yr Pass Thru (C)	3.500	TBA	925,000	960,555
30 Yr Pass Thru (C)	4.000	TBA	600,000	638,531
30 Yr Pass Thru (C)	4.500	TBA	1,075,000	1,166,430
30 Yr Pass Thru (C)	5.000	TBA	850,000	940,210
30 Yr Pass Thru (C)	5.500	TBA	600,000	673,906
Government National Mortgage Association
30 Yr Pass Thru (C)	3.500	TBA	675,000	705,111
30 Yr Pass Thru (C)	4.000	TBA	500,000	532,734
30 Yr Pass Thru (C)	4.500	TBA	300,000	325,173
30 Yr Pass Thru	6.000	08-15-35	128,257	146,594
Foreign government obligations 10.2%	$148,624,110
(Cost $154,604,775)
Angola 0.0%	636,744
Republic of Angola Bond	7.000	08-16-19	645,000	636,744
Argentina 0.4%	5,391,195
Republic of Argentina
Bond (H)	5.870	03-31-23	EUR	760,000	332,873
Bond (H)	6.000	03-31-23	611,000	647,660
Bond	7.000	04-17-17	4,523,756	4,410,662
Azerbaijan 0.1%	825,215
Republic of Azerbaijan Bond (S)	4.750	03-18-24	837,000	825,215
Brazil 0.8%	11,954,420
Brazil Minas SPE
Bond	5.333	02-15-28	575,000	534,750

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^		Value
Brazil (continued)
Bond (S)	5.333	02-15-28		694,000	$645,420
Federative Republic of Brazil
Bond	2.625	01-05-23		1,208,000	1,050,960
Bond	4.250	01-07-25		3,863,000	3,644,741
Bond	4.875	01-22-21		415,000	428,280
Bond	5.000	01-27-45		5,866,000	4,906,909
Bond	7.125	01-20-37		584,000	636,560
Bond	8.250	01-20-34		89,000	106,800
Colombia 0.9%					12,554,567
Bogota Distrito Capital Note	9.750	07-26-28	COP	1,355,000,000	525,479
Republic of Colombia
Bond	2.625	03-15-23		838,000	765,932
Bond	4.000	02-26-24		1,913,000	1,905,348
Bond	4.375	07-12-21		1,548,000	1,609,920
Bond	4.375	03-21-23	COP	1,605,000,000	493,175
Bond	5.000	06-15-45		928,000	860,720
Bond	5.625	02-26-44		593,000	601,895
Bond	7.375	09-18-37		1,320,000	1,617,000
Bond	7.750	04-14-21	COP	4,559,000,000	1,696,803
Bond	8.125	05-21-24		476,000	605,710
Bond	9.850	06-28-27	COP	1,702,000,000	721,140
Bond	10.375	01-28-33		278,000	418,390
Bond	11.750	02-25-20		541,000	733,055
Costa Rica 0.3%					4,592,603
Republic of Costa Rica
Bond	4.250	01-26-23		3,065,000	2,819,800
Bond (S)	4.375	04-30-25		775,000	695,563
Bond (S)	7.000	04-04-44		1,128,000	1,077,240
Croatia 0.2%					2,480,287
Republic of Croatia
Bond	6.000	01-26-24		450,000	473,081
Bond (S)	6.375	03-24-21		665,000	715,706
Bond	6.375	03-24-21		1,200,000	1,291,500
Dominican Republic 0.6%					8,602,746
Government of Dominican Republic
Bond (S)	5.875	04-18-24		608,000	633,840
Bond	6.600	01-28-24		814,000	882,376
Bond (S)	6.850	01-27-45		873,000	886,095
Bond (S)	7.450	04-30-44		329,000	353,675
Bond	7.500	05-06-21		5,232,000	5,846,760

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Egypt 0.1%					$1,722,061
Arab Republic of Egypt Bond (S)	5.875	06-11-25		1,759,000	1,722,061
El Salvador 0.2%					3,321,342
Republic of El Salvador
Bond (S)	5.875	01-30-25		1,008,000	951,300
Bond (S)	7.375	12-01-19		180,000	194,625
Bond	7.650	06-15-35		1,974,000	1,971,533
Bond	8.250	04-10-32		189,000	203,884
Ethiopia 0.0%					548,616
Federal Democratic Republic of Ethiopia Bond (S)	6.625	12-11-24		556,000	548,616
Gabon 0.1%					1,379,307
Republic of Gabon
Bond (S)	6.375	12-12-24		824,000	772,500
Bond (S)	6.950	06-16-25		332,000	320,360
Bond	8.200	12-12-17		271,000	286,447
Ghana 0.1%					1,833,728
Republic of Ghana
Bond (S)	7.875	08-07-23		666,000	622,710
Bond	8.125	01-18-26		368,000	341,044
Bond (S)	8.125	01-18-26		682,000	632,044
Bond	8.500	10-04-17		231,000	237,930
Honduras 0.0%					543,725
Republic of Honduras Bond	8.750	12-16-20		478,000	543,725
Hungary 0.1%					1,342,529
Republic of Hungary
Bond	5.000	03-30-16	GBP	37,000	58,899
Bond	5.375	03-25-24		72,000	78,782
Bond	5.750	11-22-23		1,080,000	1,204,848
Indonesia 0.8%					11,490,286
Republic of Indonesia
Bond (S)	3.375	04-15-23		648,000	614,790
Bond	4.875	05-05-21		2,300,000	2,432,250
Bond	5.375	10-17-23		3,527,000	3,800,343
Bond	5.625	05-15-23	IDR	3,564,000,000	219,333
Bond (S)	5.875	01-15-24		985,000	1,098,275
Bond	7.000	05-15-22	IDR	310,000,000	21,049
Bond	7.750	01-17-38		598,000	757,965
Bond	7.875	04-15-19	IDR	3,290,000,000	240,776
Bond	8.375	03-15-24	IDR	16,954,000,000	1,234,499

SEE NOTES TO FINANCIAL STATEMENTS25

	Rate (%)	Maturity date	Par value^		Value
Indonesia (continued)
Bond	8.500	10-12-35		420,000	$563,850
Bond	9.000	03-15-29	IDR	2,500,000,000	188,043
Bond (S)	11.625	03-04-19		245,000	319,113
Iraq 0.2%					2,277,125
Republic of Iraq Bond	5.800	01-15-28		2,869,000	2,277,125
Ivory Coast 0.3%					4,871,447
Republic of Ivory Coast
Bond (S)	5.375	07-23-24		314,000	290,607
Bond (P)	5.750	12-31-32		3,165,000	2,905,116
Bond (S)	6.375	03-03-28		1,746,000	1,675,724
Jamaica 0.3%					4,504,953
Government of Jamaica
Bond	6.750	04-28-28		1,602,000	1,606,005
Bond	7.625	07-09-25		2,316,000	2,582,340
Bond	7.875	07-28-45		319,000	316,608
Kazakhstan 0.1%					901,343
Republic of Kazakhstan
Bond (S)	4.875	10-14-44		708,000	583,675
Bond (S)	5.125	07-21-25		321,000	317,668
Kenya 0.1%					1,630,556
Republic of Kenya
Bond (S)	5.875	06-24-19		1,080,000	1,086,804
Bond	6.875	06-24-24		339,000	332,729
Bond (S)	6.875	06-24-24		215,000	211,023
Mexico 1.1%					15,876,833
Government of Mexico
Bond	3.600	01-30-25		2,217,000	2,200,373
Bond	4.000	10-02-23		3,682,000	3,792,460
Bond	4.600	01-23-46		1,036,000	976,430
Bond	4.750	03-08-44		2,080,000	2,017,600
Bond	5.550	01-21-45		1,953,000	2,109,240
Bond	6.050	01-11-40		428,000	494,340
Bond	6.250	06-16-16	MXN	31,520,000	2,037,681
Bond	10.000	12-05-24	MXN	28,270,000	2,248,709
Morocco 0.0%					482,058
Kingdom of Morocco Bond (S)	4.250	12-11-22		474,000	482,058
Mozambique 0.0%					622,110
Republic of Mozambique Bond	6.305	09-11-20		699,000	622,110

26SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Nigeria 0.1%				$2,027,404
Federal Republic of Nigeria
Bond	6.375	07-12-23	669,000	652,409
Bond (S)	6.375	07-12-23	232,000	226,246
Bond	6.750	01-28-21	1,133,000	1,148,749
Panama 0.3%				4,772,738
Republic of Panama
Bond	4.875	02-05-21	2,000,000	2,140,400
Bond	6.700	01-26-36	231,000	288,750
Bond	9.375	04-01-29	1,565,000	2,343,588
Paraguay 0.2%				2,622,203
Republic of Paraguay
Bond	4.625	01-25-23	399,000	402,990
Bond (S)	6.100	08-11-44	2,139,000	2,219,213
Peru 0.2%				3,395,521
Republic of Peru
Bond	6.550	03-14-37	531,000	662,423
Bond	8.750	11-21-33	1,813,000	2,733,098
Philippines 0.2%				3,152,815
Republic of Philippines
Bond	4.200	01-21-24	394,000	433,400
Bond	6.375	01-15-32	971,000	1,276,865
Bond	9.500	02-02-30	885,000	1,442,550
Poland 0.0%				20,073
Republic of Poland Bond	4.000	01-22-24	19,000	20,073
Romania 0.3%				4,226,387
Government of Romania
Bond (S)	4.375	08-22-23	465,000	484,716
Bond	4.875	01-22-24	412,000	442,391
Bond	6.750	02-07-22	2,796,000	3,299,280
Russia 0.4%				5,227,700
Government of Russia
Bond	4.875	09-16-23	2,600,000	2,528,500
Bond	5.625	04-04-42	2,000,000	1,834,000
Bond	12.750	06-24-28	560,000	865,200
Serbia 0.1%				1,513,999
Republic of Serbia
Bond	4.875	02-25-20	355,000	358,106
Bond	5.875	12-03-18	1,058,000	1,113,143
Bond	7.250	09-28-21	38,000	42,750

SEE NOTES TO FINANCIAL STATEMENTS27

	Rate (%)	Maturity date	Par value^	Value
South Africa 0.3%				$3,973,023
Republic of South Africa Bond	5.875	09-16-25	3,571,000	3,973,023
Sri Lanka 0.1%				2,016,928
Government of Sri Lanka
Bond (S)	6.125	06-03-25	755,000	741,788
Bond (S)	6.250	10-04-20	1,238,000	1,275,140
Trinidad And Tobago 0.1%				1,015,065
Republic of Trinidad & Tobago Bond (S)	4.375	01-16-24	927,000	1,015,065
Turkey 0.6%				8,296,135
Republic of Turkey
Bond	3.250	03-23-23	830,000	763,434
Bond	5.125	03-25-22	226,000	235,171
Bond	6.000	01-14-41	4,564,000	4,769,380
Bond	6.250	09-26-22	2,000,000	2,209,600
Bond	6.875	03-17-36	277,000	318,550
Uruguay 0.2%				2,622,401
Republic of Uruguay
Bond	4.500	08-14-24	321,601	339,289
Bond	5.100	06-18-50	2,378,242	2,283,112
Venezuela 0.2%				2,420,379
Republic of Venezuela
Bond	5.750	02-26-16	2,740,500	2,216,379
Bond	13.625	08-15-18	320,000	204,000
Zambia 0.1%				935,543
Republic of Zambia(S)
Bond	8.500	04-14-24	445,000	423,863
Bond	8.970	07-30-27	533,000	511,680
Capital preferred securities 0.3%				$4,161,385
(Cost $4,018,035)
Financials 0.3%				4,161,385
Capital markets 0.3%
Goldman Sachs Capital I	6.345	02-15-34	3,500,000	4,161,385
Convertible bonds 1.2%				$17,887,241
(Cost $21,978,766)
Consumer discretionary 0.2%				3,009,383
Household durables 0.2%
Jarden Corp.	1.125	03-15-34	1,452,000	1,795,943
The Ryland Group, Inc.	0.250	06-01-19	1,264,000	1,213,440

28SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy 0.4%				$5,388,567
Energy equipment and services 0.2%
Hornbeck Offshore Services, Inc.	1.500	09-01-19	3,236,000	2,576,665
Oil, gas and consumable fuels 0.2%
Cobalt International Energy, Inc.	2.625	12-01-19	500,000	335,625
Energy XXI, Ltd.	3.000	12-15-18	3,589,000	464,327
Stone Energy Corp.	1.750	03-01-17	2,367,000	2,011,950
Industrials 0.0%				501,743
Machinery 0.0%
The Greenbrier Companies, Inc.	3.500	04-01-18	399,000	501,743
Information technology 0.4%				5,991,296
Communications equipment 0.0%
Brocade Communications Systems, Inc. (S)	1.375	01-01-20	500,000	493,750
Internet software and services 0.0%
Homeaway, Inc.	0.125	04-01-19	556,000	528,200
Semiconductors and semiconductor equipment 0.1%
Intel Corp.	2.950	12-15-35	897,000	1,055,657
Microchip Technology, Inc. (S)	1.625	02-15-25	250,000	235,000
ON Semiconductor Corp. (S)	1.000	12-01-20	250,000	241,406
Software 0.1%
NetSuite, Inc.	0.250	06-01-18	900,000	966,375
Technology hardware, storage and peripherals 0.2%
SanDisk Corp.	0.500	10-15-20	2,474,000	2,470,908
Materials 0.2%				2,996,252
Metals and mining 0.2%
RTI International Metals, Inc.	1.625	10-15-19	494,000	522,714
RTI International Metals, Inc.	3.000	12-01-15	2,443,000	2,473,538
Term loans (M) 21.8%				$317,046,662
(Cost $325,302,920)
Consumer discretionary 6.4%				92,414,840
Auto components 0.8%
Allison Transmission, Inc.	3.500	08-23-19	3,546,733	3,555,600
INA Beteiligungsgesellschaft MBH	4.250	05-15-20	1,393,269	1,400,514
MPG Holdco I, Inc.	3.750	10-20-21	1,169,188	1,169,665
The Goodyear Tire & Rubber Company	3.750	04-30-19	1,678,333	1,683,578
TI Group Automotive Systems LLC	4.500	06-24-22	2,050,000	2,057,688
Visteon Corp.	3.500	04-09-21	1,015,746	1,014,899
Automobiles 0.2%
FCA US LLC	3.250	12-31-18	3,213,263	3,210,050
Diversified consumer services 0.1%
The ServiceMaster Company LLC	4.250	07-01-21	1,237,952	1,239,941

SEE NOTES TO FINANCIAL STATEMENTS29

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure 1.3%
CityCenter Holdings LLC	4.250	10-16-20	2,589,735	$2,594,821
ElDorado Resorts LLC Term Loan B	4.250	07-13-22	492,000	492,923
Four Seasons Holdings, Inc.	3.500	06-27-20	1,891,464	1,890,281
Hilton Worldwide Finance LLC	3.500	10-26-20	2,791,357	2,794,411
La Quinta Intermediate Holdings LLC	4.000	04-14-21	4,448,444	4,454,004
Landry's, Inc.	4.000	04-24-18	1,553,606	1,558,045
New Red Finance, Inc.	3.750	12-12-21	2,254,924	2,259,433
Scientific Games International, Inc.	6.000	10-18-20	2,864,380	2,873,927
Household durables 0.4%
Alliance Laundry Systems LLC	4.250	12-10-18	3,256,236	3,263,018
Libbey Glass, Inc.	3.750	04-09-21	2,322,784	2,311,170
Household products 0.1%
PetSmart, Inc.	4.250	03-11-22	2,110,710	2,117,905
Leisure products 0.2%
Performance Sports Group, Ltd.	4.000	04-15-21	2,524,791	2,520,583
Media 2.4%
AMC Entertainment, Inc.	3.500	04-30-20	1,796,677	1,798,006
Atlantic Broadband Penn LLC	3.250	11-30-19	2,306,604	2,301,991
Creative Artists Agency LLC	5.500	12-17-21	1,886,921	1,907,206
Cumulus Media Holdings, Inc.	4.250	12-23-20	2,905,725	2,673,267
Delta 2 Lux Sarl	4.750	07-30-21	2,515,000	2,510,808
Hubbard Radio LLC	4.250	05-15-20	3,683,125	3,692,333
MGOC, Inc.	4.000	07-31-20	5,105,412	5,126,686
Mission Broadcasting, Inc.	3.750	10-01-20	1,493,759	1,494,692
Nexstar Broadcasting, Inc.	3.750	10-01-20	1,693,485	1,694,543
Numericable US LLC	4.500	05-21-20	3,520,310	3,527,277
Tribune Media Company	3.750	12-27-20	3,044,962	3,045,915
Univision Communications, Inc.	4.000	03-01-20	5,596,730	5,587,833
Multiline retail 0.2%
JC Penney Company, Inc.	5.000	06-20-19	2,517,875	2,516,976
Specialty retail 0.7%
Bass Pro Group LLC	4.000	06-05-20	997,500	999,059
Burlington Coat Factory Warehouse Corp.	4.250	08-13-21	2,064,588	2,067,155
J Crew Group, Inc.	4.000	03-05-21	3,129,177	2,580,454
Michaels Stores, Inc.	4.000	01-28-20	1,888,920	1,894,693
Staples, Inc. (T)	TBD	04-07-21	1,595,000	1,594,770
The Men's Wearhouse, Inc.	4.500	06-18-21	935,213	938,720
Consumer staples 2.5%				36,265,192
Food and staples retailing 0.7%
Albertson's Holdings LLC	5.500	08-25-21	5,076,278	5,093,583
Aramark Services, Inc.	3.250	02-24-21	2,342,861	2,337,004

30SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food and staples retailing (continued)
Hearthside Group Holdings LLC	4.500	06-02-21	2,279,970	$2,279,913
Food products 1.0%
Del Monte Foods, Inc.	4.258	02-18-21	2,657,022	2,573,990
Diamond Foods, Inc.	4.250	08-20-18	2,354,150	2,356,111
HB Acquisition Corp. (T)	TBD	07-17-22	2,540,000	2,544,763
HB Acquisition Corp. (T)	TBD	07-28-23	530,000	531,988
Old HB, Inc.	6.750	04-09-20	1,434,935	1,461,840
Pinnacle Foods Finance LLC	3.000	04-29-20	1,675,098	1,669,864
Post Holdings, Inc.	3.750	06-02-21	2,234,364	2,231,571
Shearer's Foods LLC	4.500	06-30-21	1,697,175	1,697,175
Household products 0.6%
Reynolds Group Holdings, Inc.	4.500	12-01-18	3,569,225	3,586,607
Spectrum Brands, Inc.	3.750	06-09-22	1,050,483	1,054,159
The Sun Products Corp.	5.500	03-23-20	4,183,613	4,052,876
Personal products 0.2%
Revlon Consumer Products Corp.	4.000	10-08-19	2,794,447	2,793,748
Energy 0.8%				12,131,305
Energy equipment and services 0.2%
Offshore Group Investment, Ltd.	5.000	10-25-17	3,240,695	1,964,671
Pacific Drilling SA	4.500	06-03-18	1,191,698	951,571
Paragon Offshore Finance Company	3.750	07-18-21	1,488,750	962,105
Oil, gas and consumable fuels 0.6%
Arch Coal, Inc.	6.250	05-16-18	2,545,734	1,440,886
EP Energy LLC	3.500	05-24-18	2,207,491	2,166,100
FTS International, Inc.	5.750	04-16-21	1,271,000	883,345
Granite Acquisition, Inc.	5.000	12-19-21	2,181,533	2,189,714
Southcross Holdings LP	6.000	08-04-21	1,645,594	1,572,913
Financials 0.7%				9,866,044
Capital markets 0.4%
Onex Wizard Acquisition Company II SCA	4.250	03-13-22	2,693,045	2,697,160
Sequa Corp.	5.250	06-19-17	2,902,421	2,558,484
Diversified financial services 0.1%
Alixpartners LLP 2015 Term Loan B	4.500	07-15-22	1,479,000	1,481,219
Real estate management and development 0.2%
Realogy Group LLC	3.750	03-05-20	3,128,202	3,129,181
Health care 2.7%				38,891,656
Health care equipment and supplies 0.8%
Air Medical Group Holdings, Inc.	4.500	04-06-22	3,380,000	3,358,172
Alere, Inc.	4.250	06-18-22	1,733,000	1,738,535
DJO Finance LLC	4.250	06-08-20	1,115,000	1,116,394

SEE NOTES TO FINANCIAL STATEMENTS31

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care equipment and supplies (continued)
Kinetic Concepts, Inc.	4.500	05-04-18	3,716,364	$3,731,464
Sterigenics-Nordion Holdings LLC	4.250	05-15-22	1,565,000	1,572,825
Health care providers and services 1.1%
Community Health Systems, Inc.	3.534	12-31-18	492,765	493,586
Community Health Systems, Inc.	3.750	12-31-19	1,235,740	1,237,457
Community Health Systems, Inc.	4.000	01-27-21	2,273,729	2,281,940
DaVita HealthCare Partners, Inc.	3.500	06-24-21	2,361,150	2,364,101
Drumm Investors LLC	6.750	05-04-18	1,711,854	1,728,973
IASIS Healthcare LLC	4.500	05-03-18	3,839,742	3,846,143
US Renal Care, Inc.	4.250	07-03-19	3,253,491	3,253,491
Pharmaceuticals 0.8%
Endo Luxembourg Finance I Company SARL (T)	TBD	06-11-22	1,511,522	1,517,899
Klockner Pentaplast	5.000	04-28-20	700,599	704,102
Par Pharmaceutical Companies, Inc.	4.000	09-30-19	2,213,763	2,211,786
Par Pharmaceutical Companies, Inc.	4.250	09-30-19	487,550	487,144
Pharmaceutical Product Development, Inc.	4.000	12-05-18	2,945,237	2,942,607
Surgical Care Affiliates LLC	4.250	03-17-22	1,736,648	1,735,562
Valeant Pharmaceuticals International, Inc.	4.000	04-01-22	2,559,585	2,569,475
Industrials 1.5%				21,982,056
Aerospace and defense 0.2%
Accudyne Industries Borrower SCA	4.000	12-13-19	3,704,608	3,564,759
Aerospace and defense 0.1%
B/E Aerospace, Inc.	4.000	12-16-21	995,411	1,003,810
Commercial services and supplies 0.1%
Waste Industries USA, Inc.	4.250	02-27-20	904,733	908,125
Construction and engineering 0.2%
RBS Global, Inc.	4.000	08-21-20	2,944,730	2,943,257
Containers and packaging 0.1%
Novelis, Inc.	4.000	06-02-22	1,908,000	1,905,273
Internet software and services 0.0%
Blue Coat Systems, Inc.	4.500	05-20-22	495,000	495,516
Machinery 0.8%
Doosan Infracore International, Inc.	4.500	05-28-21	2,392,262	2,404,223
Gates Global LLC	4.250	07-05-21	3,708,338	3,689,796
Husky Injection Molding Systems, Ltd.	4.250	06-30-21	2,518,746	2,512,973
Husky Injection Molding Systems, Ltd.	7.250	06-30-22	758,490	755,645
Milacron LLC	4.500	09-28-20	1,795,312	1,798,679
Information technology 2.0%				29,462,727
Communications equipment 0.5%
Avaya, Inc.	4.691	10-26-17	1,340,603	1,326,824

32SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Communications equipment (continued)
Avaya, Inc.	6.500	03-30-18	1,382,974	$1,372,170
Ciena Corp.	3.750	07-15-19	2,518,560	2,521,708
Riverbed Technology, Inc.	6.000	04-24-22	1,925,175	1,947,865
Electronic equipment, instruments and components 0.1%
CPI International, Inc.	4.250	11-17-17	2,182,231	2,171,320
Internet software and services 0.2%
Fibertech Networks LLC	5.250	12-18-19	3,018,761	3,011,214
IT services 0.1%
Science Applications International Corp.	3.750	09-26-18	1,298,745	1,302,804
Semiconductors and semiconductor equipment 0.3%
Avago Technologies Cayman, Ltd.	3.750	05-06-21	1,170,983	1,172,447
Freescale Semiconductor, Inc.	4.250	02-28-20	3,176,455	3,183,405
Software 0.8%
First Data Corp.	3.687	03-24-18	3,896,632	3,885,675
Infor US, Inc.	3.750	06-03-20	3,402,827	3,378,724
MA FinanceCo LLC	5.250	11-19-21	2,736,343	2,745,137
MITEL US Holdings, Inc.	5.000	03-31-22	475,000	477,969
SS&C Technologies Holdings, Inc.	4.000	07-08-22	958,278	965,465
Materials 2.5%				36,723,108
Building products 0.2%
Summit Materials LLC	4.250	07-17-22	3,626,700	3,635,767
Chemicals 1.5%
Axalta Coating Systems US Holdings, Inc.	3.750	02-01-20	3,252,039	3,246,960
Ineos US Finance LLC	3.750	12-15-20	2,149,479	2,141,418
Ineos US Finance LLC	4.250	03-31-22	1,211,088	1,213,251
MacDermid, Inc.	4.500	06-07-20	3,293,806	3,303,806
MacDermid, Inc.	4.750	06-07-20	621,875	624,013
OXEA Sarl	4.250	01-15-20	3,211,977	3,119,633
OXEA Sarl	8.250	07-15-20	1,541,000	1,450,466
Styrolution Group GmbH	6.500	11-07-19	2,537,250	2,559,451
The Chemours Company	3.750	05-22-22	2,160,000	2,073,600
Trinseo Materials Operating SCA	4.250	10-13-21	1,882,000	1,874,943
Construction materials 0.1%
Headwaters, Inc.	4.500	03-24-22	1,587,000	1,592,951
Containers and packaging 0.3%
BWAY Holding Company	5.500	08-14-20	2,187,900	2,198,840
Hilex Poly Company LLC	6.000	12-05-21	2,177,060	2,194,749
KP Germany Erste GmbH	5.000	04-22-20	299,401	300,898
Metals and mining 0.4%
FMG Resources August 2006 Pty, Ltd.	3.750	06-30-19	2,490,992	2,038,461

SEE NOTES TO FINANCIAL STATEMENTS33

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining (continued)
Signode Industrial Group US, Inc.	3.750	05-01-21	3,168,753	$3,153,901
Telecommunication services 1.7%				25,311,330
Communications equipment 0.2%
Integra Telecom Holdings, Inc.	5.250	08-14-20	2,508,713	2,516,239
Diversified telecommunication services 1.4%
CommScope, Inc.	3.750	12-29-22	1,232,000	1,235,080
Consolidated Communications, Inc.	4.250	12-23-20	1,697,257	1,700,970
Intelsat Jackson Holdings SA	3.750	06-30-19	3,720,116	3,678,265
Level 3 Financing, Inc.	3.500	05-31-22	2,675,000	2,660,956
Level 3 Financing, Inc.	4.000	01-15-20	3,414,000	3,421,470
Syniverse Holdings, Inc.	4.000	04-23-19	2,991,509	2,838,194
Virgin Media Investment Holdings, Ltd.	3.500	06-30-23	2,643,768	2,633,854
XO Communications LLC	4.250	03-17-21	2,313,877	2,311,466
Wireless telecommunication services 0.1%
LTS Buyer LLC	4.000	04-13-20	2,329,395	2,314,836
Utilities 1.0%				13,998,404
Electric utilities 0.6%
La Frontera Generation LLC	4.500	09-30-20	3,047,586	3,005,682
Texas Competitive Electric Holdings Company LLC (H)	4.646	10-10-17	10,931,597	5,564,183
Independent power and renewable electricity producers 0.4%
Calpine Corp.	3.500	05-27-22	3,491,100	3,476,067
Dynegy, Inc. (S)	4.000	04-23-20	1,950,034	1,952,472
Collateralized mortgage obligations 13.4%				$195,470,058
(Cost $189,319,654)
Commercial and residential 13.3%				194,686,122
American Home Mortgage Assets Trust Series 2007-1, Class A1 (P)	0.870	02-25-47	2,363,468	1,447,428
BAMLL-DB Trust Series 2012-OSI, Class A1 (S)	2.343	04-13-29	1,446,318	1,455,228
BCAP LLC Trust
Series 2011-RR11, Class 21A5 (P) (S)	2.863	06-26-34	1,636,065	1,657,253
Series 2012-RR9, Class 2A5 (P) (S)	0.357	08-26-46	1,634,158	1,613,891
BCRR Trust Series 2009-1, Class 2A1 (P) (S)	5.858	07-17-40	5,873,071	6,022,065
BHMS Mortgage Trust Series 2014-ATLS, Class AFL (P) (S)	1.684	07-05-33	9,925,000	9,869,152
BLCP Hotel Trust Series 2014-CLRN, Class A (P) (S)	1.137	08-15-29	4,300,000	4,293,180
Carefree Portfolio Trust Series 2014-CARE, Class A (P) (S)	1.507	11-15-19	6,675,000	6,694,257

34SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class A (P) (S)	1.587	12-15-27	3,150,000	$3,141,111
CG-CCRE Commercial Mortgage Trust Series 2014-FL2, Class A (P) (S)	2.041	11-15-31	6,400,000	6,441,459
Citigroup Commercial Mortgage Trust Series 2014-388G, Class B (P) (S)	1.238	06-15-33	7,575,000	7,518,718
Citigroup Mortgage Loan Trust
Series 2010-8, Class 5A6 (S)	4.000	11-25-36	1,519,953	1,539,648
Series 2010-8, Class 6A6 (S)	4.500	12-25-36	1,595,487	1,625,688
Series 2012-1, Class 1A1 (P) (S)	0.557	06-25-35	2,063,246	2,018,575
Series 2013-2, Class 3A1 (P) (S)	0.370	04-25-37	7,898,531	7,433,892
Series 2013-2, Class 5A1 (P) (S)	0.327	07-25-36	4,232,768	3,986,036
Commercial Mortgage Pass Through Certificates
Series 2006-C8, Class AJ	5.377	12-10-46	1,075,000	1,085,381
Series 2007-C9, Class A4 (P)	5.796	12-10-49	2,475,000	2,645,287
Series 2013-THL, Class A2 (P) (S)	1.237	06-08-30	4,675,000	4,667,674
Series 2014-KYO, Class B (P) (S)	1.487	06-11-27	6,025,000	6,021,512
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (P)	0.441	02-25-36	1,702,620	1,430,606
Series 2004-25, Class 1A1 (P)	0.521	02-25-35	3,154,281	2,902,695
Series 2004-25, Class 2A1 (P)	0.531	02-25-35	4,396,952	3,839,911
Credit Suisse Mortgage Capital Certificates
Series 2010-16, Class A3 (P) (S)	3.812	06-25-50	1,887,686	1,897,256
Series 2010-RR5, Class 1A (P) (S)	5.467	12-16-43	2,594,989	2,650,260
First Horizon Alternative Mortgage Securities Trust Series 2005-AA12, Class 1A1 (P)	2.315	02-25-36	1,815,191	1,444,015
FREMF Mortgage Trust
Series 2011-K701, Class C (P) (S)	4.286	07-25-48	5,025,000	5,236,894
Series 2012-KF01, Class B (P) (S)	2.784	10-25-44	2,100,000	2,132,094
Series 2012-KF01, Class C (P) (S)	2.996	10-25-44	4,300,000	4,501,889
HarborView Mortgage Loan Trust Series 2007-3, Class 2A1A (P)	0.388	05-19-47	3,355,217	2,822,711
Hilton USA Trust
Series 2013-HLF, Class BFL (P) (S)	1.688	11-05-30	4,631,686	4,625,581
Series 2013-HLT, Class BFX (S)	3.367	11-05-30	4,825,000	4,853,627
IndyMac INDA Mortgage Loan Trust Series 2005-AR2, Class 1A1 (P)	2.683	01-25-36	1,135,963	1,042,764
Jefferies Resecuritization Trust Series 2009-R9, Class 1A1 (P) (S)	2.254	08-26-46	991,745	1,003,267
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AJ (P)	5.523	12-12-44	4,050,000	4,032,067
Series 2010-C1, Class A1 (S)	3.853	06-15-43	90,433	90,288
Series 2014-INN, Class A (P) (S)	1.107	06-15-29	4,000,000	3,990,752
Series 2015-CSMO, Class A (P) (S)	1.436	01-15-32	5,000,000	4,987,445

SEE NOTES TO FINANCIAL STATEMENTS35

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4	5.372	09-15-39	525,780	$543,607
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-8, Class AMA (P)	5.881	08-12-49	3,800,000	3,934,832
Nomura Resecuritization Trust Series 2011-1RA, Class 1A5 (P) (S)	2.650	03-26-36	1,588,726	1,584,926
OBP Depositor LLC Trust Series 2010-OBP, Class A (S)	4.646	07-15-45	2,500,000	2,751,073
RBS Commercial Funding, Inc. Trust Series 2013-GSP, Class A (P) (S)	3.834	01-13-32	4,250,000	4,481,430
RBSSP Resecuritization Trust
Series 2012-6, Class 10A1 (P) (S)	0.337	08-26-36	3,294,216	3,086,795
Series 2012-6, Class 4A1 (P) (S)	0.517	01-26-36	4,197,572	3,914,811
Series 2012-6, Class 6A1 (P) (S)	0.527	11-26-35	4,701,116	4,361,023
Series 2012-6, Class 8A1 (P) (S)	0.687	04-26-35	3,529,666	3,383,686
Series 2013-1, Class 4A1 (P) (S)	0.355	01-26-37	6,446,426	5,907,646
Structured Asset Mortgage Investments II Trust Series 2005-AR6, Class 2A1 (P)	0.501	09-25-45	2,863,740	2,502,840
Towd Point Mortgage Trust Series 2015-3, Class A1B (P) (S)	3.000	03-25-54	3,750,000	3,751,236
WaMu Mortgage Pass Through Certificates
Series 2005-11, Class A1 (P)	0.511	08-25-45	3,618,278	3,394,122
Series 2005-AR1, Class A1A (P)	0.511	01-25-45	1,417,073	1,330,620
Series 2005-AR19, Class A1A1 (P)	0.461	12-25-45	3,751,759	3,603,756
Series 2005-AR6, Class 2A1A (P)	0.421	04-25-45	3,344,764	3,154,095
Series 2005-AR8, Class 1A (P)	0.461	07-25-45	2,805,418	2,631,499
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR4, Class 2A2 (P)	2.632	04-25-35	1,670,520	1,676,932
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class A (P) (S)	1.309	11-15-29	4,049,141	4,029,636
U.S. Government Agency 0.1%				783,936
Government National Mortgage Association Series 2014-80, Class XA	3.000	06-20-40	762,612	783,936
Asset backed securities 3.9%				$56,086,840
(Cost $55,894,124)
Brazil Loan Trust 1 Senior Secured Pass-Through Notes (S)	5.477	07-24-23	1,018,862	993,391
Carrington Mortgage Loan Trust Series 2006-FRE1, Class A2 (P)	0.301	07-25-36	1,890,593	1,852,151
Colony American Homes Series 2014-2A, Class A (P) (S)	1.137	07-17-31	3,590,288	3,544,767
Ellington Loan Acquisition Trust Series 2007-1, Class A2B (P) (S)	1.091	05-28-37	1,472,513	1,453,020
Financial Asset Securities Corp. AAA Trust Series 2005-2, Class A3 (P) (S)	0.487	11-26-35	3,449,758	3,313,474

36SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
GMAT Trust Series 2014-1A, Class A (P) (S)	3.721	02-25-44	1,149,923	$1,148,411
GSAMP Trust Series 2006-NC1, Class A2 (P)	0.371	02-25-36	1,928,785	1,876,741
Invitation Homes Trust
Series 2013-SFR1, Class A (P) (S)	1.400	12-17-30	7,441,764	7,423,174
Series 2014-SFR1, Class A (P) (S)	1.186	06-17-31	4,600,000	4,558,315
Long Beach Mortgage Loan Trust Series 2005-WL2, Class M1 (P)	0.661	08-25-35	1,449,229	1,434,951
Oak Hill Advisors Residential Loan Trust
Series 2014-NPL2, Class A1 (P) (S)	3.352	04-25-54	1,882,767	1,877,971
Series 2015-NPL1, Class A1 (P) (S)	3.475	01-25-55	3,058,699	3,053,711
PennyMac LLC Series 2015-NPL1, Class A1 (P) (S)	4.000	03-25-55	3,498,421	3,492,449
RAAC Series Trust Series 2006-SP2, Class A3 (P)	0.461	02-25-36	1,523,462	1,496,038
SLC Private Student Loan Trust Series 2010-B, Class A1 (P) (S)	4.000	07-15-42	943,814	984,866
SLM Private Education Loan Trust Series 2012-C, Class A1 (P) (S)	1.287	08-15-23	661,322	663,016
SLM Student Loan Trust Series 2011-1, Class A1 (P)	0.711	03-25-26	3,033,007	3,029,471
TAL Advantage V LLC Series 2013-2A, Class A (S)	3.550	11-20-38	3,125,000	3,137,884
US Residential Opportunity Fund III Trust Series 2015-1III, Class A (S)	3.721	01-27-35	3,573,521	3,574,489
VOLT XXII LLC Series 2015-NPL4, Class A1 (P) (S)	3.500	02-25-55	1,820,882	1,818,330
VOLT XXV LLC Series 2015-NPL8, Class A1 (P) (S)	3.500	06-26-45	4,037,041	4,032,600
VOLT XXXIII LLC Series 2015-NPL5, Class A1 (P) (S)	3.500	03-25-55	1,329,567	1,327,620
			Shares	Value
Common stocks 0.3%				$4,135,322
(Cost $4,851,511)
Energy 0.0%				250,679
Energy equipment and services 0.0%
Subsea 7 SA			28,612	250,679
Information technology 0.3%				3,769,364
Communications equipment 0.3%
Ciena Corp. (I)			92,224	2,347,101
Comtech Telecommunications Corp.			49,367	1,422,263
Utilities 0.0%				115,279
Electric utilities 0.0%
EME Reorganization Trust			1,327,835	17,262

SEE NOTES TO FINANCIAL STATEMENTS37

		Shares	Value
Utilities (continued)
Independent power and renewable electricity producers 0.0%
NRG Energy, Inc.		4,366	$98,017
Preferred securities 0.1%			$1,631,631
(Cost $2,852,027)
Consumer staples 0.1%			1,317,528
Food products 0.1%
Post Holdings, Inc., 2.500% (S)		7,500	778,028
Tyson Foods, Inc., 4.750%		10,000	539,500
Energy 0.0%			314,103
Oil, gas and consumable fuels 0.0%
SandRidge Energy, Inc., 8.500%		17,230	314,103
	Yield (%)	Shares	Value
Short-term investments 1.9%			$27,947,773
(Cost $27,947,773)
Money market funds 1.9%			27,697,193
State Street Institutional Liquid Reserves Fund	0.1115(Y)	27,697,193	27,697,193
		Par value	Value
Repurchase agreement 0.0%			250,580
Repurchase Agreement with State Street Corp., dated 7-31-15 at 0.000% to be repurchased at $250,580 on 8-3-15, collateralized by $250,600 U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $255,787, including interest)		250,580	$250,580
Total investments (Cost $1,474,398,940)† 99.3%			$1,446,168,817
Other assets and liabilities, net 0.7%			$10,616,167
Total net assets 100.0%			$1,456,784,984

38SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
MXN	Mexican Peso
Key to Security Abbreviations and Legend
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
PIK	Payment-in-kind
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
TBD	To Be Determined
(C)	Security purchased on a when-issued or delayed delivery basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $393,994,929 or 27.0% of the fund's net assets as of 7-31-15.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(Y)	The rate shown is the annualized seven-day yield as of 7-31-15.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $1,478,324,967. Net unrealized depreciation aggregated $32,156,150, of which $15,883,265 related to appreciated investment securities and $48,039,415 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS39

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments, at value (Cost $1,474,398,940)	$1,446,168,817
Foreign currency, at value (Cost $42,821)	43,179
Cash held at broker for futures contracts	5,703,900
Cash collateral for swap contracts	1,125,000
Receivable for investments sold	10,833,278
Receivable for delayed delivery securities sold	212,329
Receivable for fund shares sold	1,125,894
Receivable for forward foreign currency exchange contracts	527,699
Dividends and interest receivable	12,542,492
Swap contracts, at value (including unamortized upfront payment of $3,490,948)	3,722,301
Other receivables and prepaid expenses	92,784
Total assets	1,482,097,673
Liabilities
Due to custodian	29,721
Payable for investments purchased	12,440,184
Payable for delayed delivery securities purchased	7,668,201
Payable for forward foreign currency exchange contracts	1,299,911
Payable for fund shares repurchased	656,554
Swap contracts, at value (including unamortized upfront payment of $2,690,729)	920,387
Payable for exchange cleared swaps	135,654
Payable for futures variation margin	1,920,813
Distributions payable	1,404
Payable to affiliates
Accounting and legal services fees	29,138
Transfer agent fees	5,556
Trustees' fees	959
Other liabilities and accrued expenses	204,207
Total liabilities	25,312,689
Net assets	$1,456,784,984
Net assets consist of
Paid-in capital	$1,521,926,295
Undistributed net investment income	5,587,349
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap agreements	(42,587,577)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	(28,141,083)
Net assets	$1,456,784,984

40SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($26,710,940 ÷ 2,744,454 shares)[1]	$9.73
Class C ($2,263,092 ÷ 232,510 shares)[1]	$9.73
Class I ($25,746,903 ÷ 2,648,588 shares)	$9.72
Class R2 ($98,018 ÷ 10,070 shares)	$9.73
Class R4 ($98,019 ÷ 10,070 shares)	$9.73
Class R6 ($98,020 ÷ 10,070 shares)	$9.73
Class NAV ($1,401,769,992 ÷ 143,970,753 shares)	$9.74
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$9.98

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS41

STATEMENT OF OPERATIONS   For the year ended 7-31-15

Investment income
Interest	$63,690,643
Dividends	440,153
Less foreign taxes withheld	(19,866)
Total investment income	64,110,930
Expenses
Investment management fees	10,218,947
Distribution and service fees	79,728
Accounting and legal services fees	172,590
Transfer agent fees	55,941
Trustees' fees	20,933
State registration fees	55,281
Printing and postage	6,964
Professional fees	111,171
Custodian fees	216,994
Registration and filing fees	68,089
Other	25,194
Total expenses	11,031,832
Less expense reductions	(115,727)
Net expenses	10,916,105
Net investment income	53,194,825
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	1,022,380 [1]
Futures contracts	(17,208,481)
Swap contracts	(1,492,060)
(17,678,161)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(56,627,583)
Futures contracts	(2,354,971)
Swap contracts	(118,762)
(59,101,316)
Net realized and unrealized loss	(76,779,477)
Decrease in net assets from operations	($23,584,652)

1	Net of foreign taxes of $13,877.

42SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment income	$53,194,825	$45,186,578
Net realized loss	(17,678,161)	(7,115,691)
Change in net unrealized appreciation (depreciation)	(59,101,316)	15,493,850
Increase (decrease) in net assets resulting from operations	(23,584,652)	53,564,737
Distributions to shareholders
From net investment income
Class A	(661,087)	(285,864)
Class C	(36,796)	(595)
Class I	(856,208)	(148,463)
Class R2[1]	(1,152)	—
Class R4[1]	(1,186)	—
Class R6[1]	(1,241)	—
Class NAV	(51,698,629)	(44,864,530)
From net realized gain
Class A	—	(82,888)
Class I	—	(2,590)
Class NAV	—	(14,630,523)
Total distributions	(53,256,299)	(60,015,453)
From fund share transactions	28,899,818	353,072,157
Total increase (decrease)	(47,941,133)	346,621,441
Net assets
Beginning of year	1,504,726,117	1,158,104,676
End of year	$1,456,784,984	$1,504,726,117
Undistributed net investment income	5,587,349	($3,255,766)

1	The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS43

Financial highlights

Class A Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$10.25	$10.32	$10.30	$10.41	$10.25
Net investment income[1]	0.31	0.30	0.36	0.38	0.39
Net realized and unrealized gain (loss) on investments	(0.52)	0.08	(0.01)	(0.05)	0.26
Total from investment operations	(0.21)	0.38	0.35	0.33	0.65
Less distributions
From net investment income	(0.31)	(0.32)	(0.33)	(0.39)	(0.46)
From net realized gain	—	(0.13)	—	(0.05)	(0.03)
Total distributions	(0.31)	(0.45)	(0.33)	(0.44)	(0.49)
Net asset value, end of period	$9.73	$10.25	$10.32	$10.30	$10.41
Total return (%)[2,3]	(2.03)	3.76	3.41	3.27	6.37
Ratios and supplemental data
Net assets, end of period (in millions)	$27	$18	$2	— [4]	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.47	4.65	1.25	1.24
Expenses including reductions	1.20	1.21	1.21	1.25	1.24
Net investment income	3.10	2.93	3.58	3.81	3.75
Portfolio turnover (%)	61	65	77	60	80

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

44SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	7-31-15	7-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$10.25	$10.29
Net investment income[2]	0.23	—	[3]
Net realized and unrealized loss on investments	(0.52)	(0.02)
Total from investment operations	(0.29)	(0.02)
Less distributions
From net investment income	(0.23)	(0.02)
Total distributions	(0.23)	(0.02)
Net asset value, end of period	$9.73	$10.25
Total return (%)[4,5]	(2.82)	(0.18	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.27	7.95	[7]
Expenses including reductions	2.00	2.00	[7]
Net investment income (loss)	2.36	(0.52	) [7]
Portfolio turnover (%)	61	65	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS45

Class I Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$10.24	$10.32	$10.30	$10.41	$10.24
Net investment income[1]	0.34	0.32	0.38	0.42	0.42
Net realized and unrealized gain (loss) on investments	(0.51)	0.08	— [2]	(0.06)	0.26
Total from investment operations	(0.17)	0.40	0.38	0.36	0.68
Less distributions
From net investment income	(0.35)	(0.35)	(0.36)	(0.42)	(0.48)
From net realized gain	—	(0.13)	—	(0.05)	(0.03)
Total distributions	(0.35)	(0.48)	(0.36)	(0.47)	(0.51)
Net asset value, end of period	$9.72	$10.24	$10.32	$10.30	$10.41
Total return (%)[3]	(1.71)	3.98	3.73	3.64	6.70
Ratios and supplemental data
Net assets, end of period (in millions)	$26	$17	$1	— [4]	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	1.46	4.14	0.88	0.95
Expenses including reductions	0.87	0.90	0.90	0.88	0.95
Net investment income	3.46	3.23	3.76	4.16	4.01
Portfolio turnover (%)	61	65	77	60	80

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

46SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.93
Net investment income[2]	0.11
Net realized and unrealized loss on investments	(0.20)
Total from investment operations	(0.09)
Less distributions
From net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$9.73
Total return (%)[3]	(0.87	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	[6]
Expenses including reductions	1.00	[6]
Net investment income	3.09	[6]
Portfolio turnover (%)	61	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total return would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS47

Class R4 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.93
Net investment income[2]	0.11
Net realized and unrealized loss on investments	(0.19)
Total from investment operations	(0.08)
Less distributions
From net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$9.73
Total return (%)[3]	(0.84	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	[6]
Expenses including reductions	0.90	[6]
Net investment income	3.19	[6]
Portfolio turnover (%)	61	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total return would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

48SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.93
Net investment income[2]	0.11
Net realized and unrealized loss on investments	(0.19)
Total from investment operations	(0.08)
Less distributions
From net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$9.73
Total return (%)[3]	(0.78	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	[6]
Expenses including reductions	0.73	[6]
Net investment income	3.31	[6]
Portfolio turnover (%)	61	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total return would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS49

Class NAV Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$10.25	$10.32	$10.30	$10.41	$10.24
Net investment income[1]	0.36	0.37	0.40	0.43	0.44
Net realized and unrealized gain (loss) on investments	(0.51)	0.06	— [2]	(0.05)	0.26
Total from investment operations	(0.15)	0.43	0.40	0.38	0.70
Less distributions
From net investment income	(0.36)	(0.37)	(0.38)	(0.44)	(0.50)
From net realized gain	—	(0.13)	—	(0.05)	(0.03)
Total distributions	(0.36)	(0.50)	(0.38)	(0.49)	(0.53)
Net asset value, end of period	$9.74	$10.25	$10.32	$10.30	$10.41
Total return (%)[3]	(1.46)	4.26	3.88	3.78	6.92
Ratios and supplemental data
Net assets, end of period (in millions)	$1,402	$1,469	$1,155	$1,070	$1,023
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.75	0.75	0.75	0.77
Expenses including reductions	0.73	0.75	0.74	0.75	0.77
Net investment income	3.63	3.59	3.79	4.29	4.21
Portfolio turnover (%)	61	65	77	60	80

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

50SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Fund II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to maximize total return, which consists of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

51

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2015, by major security category or type:

	Total value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$662,723,560	—	$662,723,560	—
U.S. Government and Agency obligations	10,454,235	—	10,454,235	—
Foreign government obligations	148,624,110	—	148,624,110	—
Capital preferred securities	4,161,385	—	4,161,385	—
Convertible bonds	17,887,241	—	17,887,241	—
Term loans	317,046,662	—	317,046,662	—
Collateralized mortgage obligations	195,470,058	—	195,470,058	—
Asset backed securities	56,086,840	—	56,086,840	—
Common stocks	4,135,322	$3,884,643	250,679	—
Preferred securities	1,631,631	853,603	778,028	—
Short-term investments	27,947,773	27,697,193	250,580	—
Total investments in securities	$1,446,168,817	$32,435,439	$1,413,733,378	—
Other Financial Instruments:
Futures	($1,187,008)	($1,187,008)	—	—
Forward foreign currency contracts	($772,212)	—	($772,212)	—
Interest rate swaps	$64,557	—	$64,557	—
Credit default swaps	$2,801,914	—	$2,801,914	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a "To Be Announced" (TBA) or "forward commitment" transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Fund's investments or in a schedule to the Fund's investments (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the fund's

52

net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer's failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans, and may be impacted by elongated settlement periods. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund's income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the

53

custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, during the year ended July 31, 2015, the fund and other affiliated funds had entered into an agreement with Citibank N.A. that enabled them to participate in a $300 million unsecured committed line of credit. Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2015 were $1,020. For the year ended July 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through November 30, 2014, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expenses rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2015, the fund has a short-term capital loss carryfoward of $23,605,469 and a long-term capital loss carryforward of $16,087,476 available to offset future net realized capital gains. These carryforwards as of July 31, 2015, do not expire.

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends and pays them monthly. Capital gain distributions, if any, are paid annually.

The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$53,256,299	$45,301,141
Long-Term Capital Gains	—	14,714,312
Total	$53,256,299	$60,015,453

54

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2015, the components of distributable earnings on a tax basis consisted of $6,686,833 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, wash sale loss deferrals and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market. Certain forwards and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities as Cash collateral for swap contracts. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or

55

cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and Payable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2015, the fund used futures contracts to manage duration of the fund. During the year ended July 31, 2015, the fund held futures contracts with notional values ranging from $476.7 million to $592.5 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2015:

Open Contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Sep 2015	$37,142,987	$37,240,625	$97,638
5-Year U.S. Treasury Note Futures	717	Short	Sep 2015	(85,409,915)	(85,927,969)	(518,054)
10-Year U.S. Treasury Note Futures	2,310	Short	Sep 2015	(293,938,768)	(294,380,625)	(441,857)
Ultra U.S. Treasury Bond Futures	492	Short	Sep 2015	(78,164,640)	(78,489,375)	(324,735)
						($1,187,008)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to gain exposure to foreign currency. During the year ended July 31, 2015, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $60.7 million to $136.5 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2015:

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Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	27,300,000	USD	21,008,888	Citibank N.A.	8/27/2015	—	($138,180)	($138,180)
COP	6,450,064,000	USD	2,258,505	Citibank N.A.	8/13/2015	—	(20,166)	(20,166)
EUR	36,068	USD	39,190	Citibank N.A.	8/10/2015	$425	—	425
GBP	13,839	USD	21,545	Citibank N.A.	8/10/2015	66	—	66
MXN	338,100,000	USD	21,570,066	Citibank N.A.	8/3/2015	—	(586,357)	(586,357)
MXN	338,100,000	USD	20,683,959	Citibank N.A.	9/3/2015	253,610	—	253,610
USD	3,829,538	COP	10,335,924,000	Citibank N.A.	8/13/2015	242,706	—	242,706
USD	2,867,434	EUR	2,587,400	Citibank N.A.	8/10/2015	25,621	—	25,621
USD	9,877,403	EUR	9,112,500	Citibank N.A.	8/24/2015	—	(132,854)	(132,854)
USD	3,442,324	GBP	2,201,006	Citibank N.A.	8/10/2015	5,271	—	5,271
USD	30,178,668	GBP	19,435,000	Citibank N.A.	8/17/2015	—	(169,149)	(169,149)
USD	20,730,503	MXN	338,100,000	Citibank N.A.	8/3/2015	—	(253,205)	(253,205)
						$527,699	($1,299,911)	($772,212)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2015, the fund used interest rate swaps to manage duration of the fund. During the year ended July 31, 2015, the fund held interest rate swaps with total USD notional amounts ranging up to $7.3 million, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of July 31, 2015:

USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
$2,697,376	Fixed 1.4625%	3 Month LIBOR (a)	Aug 2016	$33,269	$33,269
4,592,923	Fixed 0.875%	3 Month LIBOR (a)	Jul 2017	31,288	31,288
$7,290,299				$64,557	$64,557

(a) At 7-31-15, the 3-month LIBOR rate was 0.30860%.

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Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended July 31, 2015, the fund used CDS as a Buyer of protection to manage against potential credit events. During the year ended July 31, 2015, the fund held credit default swap contracts with total USD notional amounts ranging up to $223.5 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of Buyer of protection contracts as of July 31, 2015:

Counterparty	Reference obligation	Notional amount	Currency	USD notional amount	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Citibank N.A.	CDX IG CDSI S24	2,000,000	USD	$51,050,000	(0.100)%	Jun 2020	($799,663)	$37,563	($762,100)
				$51,050,000			($799,663)	$37,563	($762,100)

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended July 31, 2015 to take a long exposure to the benchmark credit. During the year ended July 31, 2015, the fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $7.5 million to $67.5 million, measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2015 where the fund acted as a Seller of protection:

Counterparty	Reference obligation	Implied credit spread and/or credit rating at 7-31-15	Currency	USD notional amount	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Citibank N.A.	CDX HY NA 24	3.52%	USD	55,093,500	0.500%	Jun 2020	$3,490,948	$231,353	$3,722,301
Citibank N.A.	CMBX NA AM 4	1.45%	USD	3,000,000	0.500%	Feb 2051	(483,542)	429,105	(54,437)
Citibank N.A.	CMBX.NA.A.4	1.45%	USD	1,150,000	0.500%	Feb 2051	(269,074)	248,206	(20,868)
Citibank N.A.	CMBX.NA.AAA.4	0.46%	USD	4,000,000	0.350%	Feb 2051	(720,028)	713,712	(6,316)
Citibank N.A.	CMBX.NA.AM.4	1.45%	USD	225,000	0.500%	Feb 2051	(43,033)	38,950	(4,083)
Citibank N.A.	CMBX-NA-A 4	1.45%	USD	4,000,000	0.500%	Feb 2051	(375,389)	302,806	(72,583)
				67,468,500			$1,599,882	$1,964,132	$3,564,014

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For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest rate contracts	Receivable/payable for futures	Futures†	$97,638	($1,284,646)
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	527,699	(1,299,911)
Interest rate contracts	Swap contracts, at value	Interest rate swaps^	64,557	—
Credit contracts	Swap contracts, at value	Credit default swaps	3,722,301	(920,387)
Total			$4,412,195	($3,504,944)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts. Year end variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Futures contracts	Swap contracts	Investments and foreign currency transactions*	Total
Interest rate contracts	Net realized gain (loss) on	($17,208,481)	($67,705)	—	($17,276,186)
Forward foreign currency contracts	Net realized gain (loss) on	—	—	$6,079,901	6,079,901
Credit contracts	Net realized gain (loss) on	—	($1,424,355)	—	(1,424,355)
Total		($17,208,481)	($1,492,060)	$6,079,901	($12,620,640)

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Futures contracts	Swap contracts	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*	Total
Interest rate contracts	Change in unrealized appreciation (depreciation)	($2,354,971)	$64,557	—	($2,290,414)
Forward foreign currency contracts	Change in unrealized appreciation (depreciation)	—	—	($1,210,431)	(1,210,431)
Credit contracts	Change in unrealized appreciation (depreciation)	—	(183,319)	—	(183,319)
Total		($2,354,971)	($118,762)	($1,210,431)	($3,684,164)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

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Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.740% of the first $250 million of the fund's average net assets, b) 0.700% of the next $500 million of the fund's average net assets and c) 0.675% of the fund's average net assets in excess of $750 million. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive fees and/or reimburse operating expenses for Class A, Class C and Class I shares excluding certain expenses such as taxes, brokerage commissions, interest expense, short dividend expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The fee waivers and/or expense reimbursements are such that these expenses will not exceed 1.21%, 2.00% and 0.90% for Class A, Class C and Class I shares, respectively. The fee waivers and/or reimbursements will continue in effect until November 30, 2015 for Class A, Class C and Class I shares, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares. The class expense waiver expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended July 31, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$1,666	Class R4	$2
Class C	4,205	Class R6	8
Class I	1,933	Class NAV	107,876
Class R2	3	Total	$115,693

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2015 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These

60

accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $34 for Class R4 shares for the year ended July 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $137,759 for the year ended July 31, 2015. Of this amount, $27,889 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $109,658 was paid as sales commissions to broker-dealers and $212 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that were acquired through purchases of $1 million or more through February 2, 2014 and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2015, CDSCs received by the Distributor amounted to $4,119 and $249 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$63,779	$26,353	$8,774	$1,084
Class C	15,777	1,969	6,360	114
Class I	—	27,604	6,516	387
Class R2	86	5	—	—
Class R4	86	5	—	—
Class R6	—	5	—	—
Total	$79,728	$55,941	$21,650	$1,585

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Effective December 1, 2014, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period December 1, 2014 to July 31, 2015, state registration fees and printing and postage amounted to $33,631 and $5,379, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2015 and 2014 were as follows:

		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,597,167	$35,808,943	2,924,136	$29,912,719
Distributions reinvested	65,649	653,652	35,534	362,781
Repurchased	(2,702,630)	(26,876,002)	(1,346,429)	(13,802,271)
Net increase	960,186	$9,586,593	1,613,241	$16,473,229
Class C shares
Sold	239,839	$2,394,102	71,399	$734,012
Distributions reinvested	3,489	34,663	38	390
Repurchased	(82,240)	(816,684)	(15)	(152)
Net increase	161,088	$1,612,081	71,422	$734,250
Class I shares
Sold	3,627,223	$36,285,716	1,822,681	$18,618,876
Distributions reinvested	86,076	855,367	14,610	149,471
Repurchased	(2,739,695)	(27,265,331)	(281,852)	(2,890,625)
Net increase	973,604	$9,875,752	1,555,439	$15,877,722
Class R2 shares[1]
Sold	10,070	$100,000	—	—
Net increase	10,070	$100,000	—	—
Class R4 shares[1]
Sold	10,070	$100,000	—	—
Net increase	10,070	$100,000	—	—
Class R6 shares[1]
Sold	10,070	$100,000	—	—
Net increase	10,070	$100,000	—	—
Class NAV shares
Sold	7,684,729	$76,894,773	29,499,006	$301,772,650
Distributions reinvested	5,184,673	51,698,629	5,829,733	59,495,053
Repurchased	(12,125,479)	(121,068,010)	(4,020,768)	(41,280,747)
Net increase	743,923	$7,525,392	31,307,971	$319,986,956
Total net increase	2,869,011	$28,899,818	34,548,073	$353,072,157

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV, respectively, on July 31, 2015.

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Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $924,743,544 and $869,586,311, respectively, for the year ended July 31, 2015. Purchases and sales of U.S. Treasury obligations aggregated $0 and $1,511,250, respectively, for the year ended July 31, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2015, funds within the John Hancock group of funds complex held 96.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentation
John Hancock Lifestyle Balanced Portfolio	37.2%
John Hancock Lifestyle Growth Portfolio	15.6%
John Hancock Lifestyle Moderate Portfolio	13.3%
John Hancock Lifestyle Conservative Portfolio	11.2%
John Hancock Alternative Asset Allocation Portfolio	8.5%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Short Duration Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Short Duration Credit Opportunities Fund (the "Fund") at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor), for John Hancock Short Duration Credit Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period and its peer group average for the one- and five-year periods ended December 31, 2014. The Board also noted that the fund outperformed its benchmark

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index for the three- and five-year periods and its peer group average for the three-year period ended December 31, 2014. The Board noted the fund's favorable performance relative to the benchmark index for the three- and five-year periods and to the peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are lower than the peer group median and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

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(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

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the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds and the fund's benchmark index;

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(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

76

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF216837	350A 7/15 9/15

John Hancock

Absolute Return Currency Fund

Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Absolute Return Currency Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
34	Auditor's report
35	Tax information
36	Continuation of investment advisory and subadvisory agreements
42	Trustees and Officers
46	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to achieve absolute return from investments in currency markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Swiss franc surged to the fund's detriment

The Swiss National Bank made an unexpected policy change, allowing the Swiss franc to appreciate versus the euro; this drove steep losses on the fund's short franc position.

Yen suffered

A long position in the Japanese yen detracted from results as the Bank of Japan expanded its quantitative easing efforts.

Krone depreciated

A sharp decline in global oil prices amid OPEC's refusal to cut production hindered the fund's long Norwegian krone exposure.

CURRENCY ALLOCATION AS OF 7/31/15 (%)

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques, which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. However, there is no guarantee that any investment strategy will be successful or that the fund's objectives will be achieved.Currency transactions are affected by fluctuations in exchange rates. The fund's losses could exceed the amount invested in its currency instruments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Dori S. Levanoni, First Quadrant, LP

Dori S. Levanoni
Portfolio Manager
First Quadrant, LP

Broadly speaking, what was the financial market environment like during the year ended July 31, 2015?

We saw both ups and downs across the global capital markets during the period. U.S. stock markets were up, international developed-market equities were essentially flat, and emerging-market shares were down. The equity dispersion extended beyond regional boundaries as growth stocks handily outpaced their value counterparts.

Fixed-income market movements were also mixed. U.S. government securities slightly outpaced corporate bonds, and both were positive. Broadly speaking, emerging-market debt issues were flat. International developed-market sovereign bonds were down.

Meanwhile, energy and other commodity markets experienced a downturn on oversupply concerns, bringing some prices near their lowest levels since 2009.

Massive, continuous foreign exchange trading volume makes the market for currency among the deepest and most liquid in the world. It's also among the most difficult to summarize in general terms. After all, the currency market as a whole is never up or down; the rise or fall of any one unit of currency can only be measured in relation to another. Still, it's worth noting that the U.S. dollar rose against virtually all of the major currencies across the globe.

4

"Massive, continuous foreign exchange trading volume makes the market for currency among the deepest and most liquid in the world."

How did the fund perform during the period?

The fund posted a sharp loss for the year and underperformed its benchmark, the Citigroup 1-Month U.S. Treasury Bill Index.

What caused the loss?

There were several factors, a short position in the Swiss franc chiefly among them. The Swiss National Bank (SNB) decided to abandon its euro-Swiss franc floor in January 2015, a large, sudden, and surprising policy change that prompted one of the steepest single-day losses in the fund's history. The fund's short Swiss franc position had been partially driven by our proprietary models that suggested lackluster inflation in both Switzerland and the eurozone. While this lack of inflation led the European Central Bank to initiate further monetary policy loosening through a quantitative easing asset purchase program, the SNB decision resulted, against our expectations, in effective policy tightening in Switzerland through an appreciation of the Swiss franc. The abrupt SNB announcement changed our view on the outlook for the franc, and we closed the fund's short position in it at a loss.

A few weeks before the SNB decision, the Bank of Japan (BOJ) had announced a surprise of its own: additional stimulus measures. This, too, caused the fund some difficulty by driving down the yen, in which the fund maintained long exposure. In addition to the BOJ's announcement, Prime Minister Abe's government chose to postpone a planned second increase of consumption taxes and unexpectedly called for elections, further weakening the yen and, by extension, the fund's long position in it.

A sharp decline in global oil prices amid OPEC's refusal to cut production hindered the fund's long Norwegian krone exposure, driven primarily by our inflation-dictated view on fair-value exchange

5

"While the fund continued to benefit from an extended period of appreciation from the American currency, the recent slide in bond yields and modest inflation figures gave us some concern that the dollar has become overvalued."
rates. Falling oil prices led to a deteriorating outlook for the Norwegian economy and a weaker krone.

Which positions performed better?

The fund's U.S. dollar position, long for most of the period, was the top contributor during the period. The U.S. economic recovery was reflected in stronger inflation readings relative to the other developed markets. Our proprietary model that uses information about unhedged export fund flows indicated that this strength would place short-term upward pressure on the currency given international trade dynamics. That view was rewarded as the U.S. Federal Reserve (Fed) signaled potential interest-rate hikes during this calendar year, and the dollar appreciated as a result. Meanwhile, as the federal funds rate continues to hover near zero as of this writing, investors await the Fed's first rate increase since 2006.

The New Zealand dollar short position was a positive contributor as the country's economic conditions continued to deteriorate beyond already low expectations. The Swedish krona short, too, profited from loosening monetary policy.

How was the fund positioned at the close of the period?

We reduced the fund's long position in the U.S. dollar as the fiscal year drew to a close, and the fund ended the period modestly short the dollar. While the fund continued to benefit from an extended period of appreciation from the American currency, the recent slide in bond yields and modest inflation figures gave us some concern that the dollar has become overvalued. We also changed the fund's exposure to the euro, moving from a short to a long position.

6

On the long side, the fund's largest positions included those in the Japanese yen, Norwegian krone, and euro. Meanwhile, the fund's short exposure included positions in the British pound and the Singapore and New Zealand dollars.

The fund's correlation to other asset classes is low. We measure a slightly negative correlation to the equities, with the potential to benefit from a stock market correction, especially if such a correction were to originate outside the eurozone. Still, most of the risk in the fund is driven by country-specific factors rather than by indirect exposure to movements in stocks or bonds.

MANAGED BY

Dori S. Levanoni On the fund since 2010 Investing since 1991
Jeppe F. Ladekarl On the fund since 2012 Investing since 1995

The views expressed in this report are exclusively those of Dori S. Levanoni, First Quadrant, LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-14.18	-2.13	-2.13	-10.19	-10.19
Class C2	-13.19	-2.21	-2.21	-10.57	-10.57
Class I3	-11.29	-1.14	-1.14	-5.56	-5.56
Class R2[2,3]	-11.49	-1.42	-1.42	-6.92	-6.92
Class R4[2,3]	-11.30	-1.26	-1.26	-6.16	-6.16
Class R6[2,3]	-11.13	-1.02	-1.02	-4.99	-4.98
Class NAV[3]	-11.10	-0.95	-0.95	-4.64	-4.64
Index†	0.01	0.05	0.05	0.23	0.23

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C*	Class I	Class R2*	Class R4*	Class R6	Class NAV
Gross (%)	1.37	2.06	1.05	1.45	1.30	0.96	0.93
Net (%)	1.37	2.06	1.05	1.45	1.20	0.92	0.93

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	Expenses have been estimated for the first year of operation for Class C, Class R2 and Class R4 shares, respectively.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Citigroup 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Absolute Return Currency Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Citigroup 1-Month U.S. Treasury Bill Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-2-10	8,943	8,943	10,023
Class I3	8-2-10	9,444	9,444	10,023
Class R2[2,3]	8-2-10	9,308	9,308	10,023
Class R4[2,3]	8-2-10	9,384	9,384	10,023
Class R6[2,3]	8-2-10	9,502	9,502	10,023
Class NAV[3]	8-2-10	9,536	9,536	10,023

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-2-10.
2	Class R6 shares were first offered on 11-1-11; Class C shares were first offered on 8-28-14; Class R2 and Class R4 shares were first offered on 3-27-15. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6, Class C, Class R2, and Class R4 shares, as applicable.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$968.30	$6.44	1.32%
Class C	1,000.00	964.40	10.96	2.25%
Class I	1,000.00	968.90	4.93	1.01%
Class R2[2]	1,000.00	972.40	3.95	1.16%
Class R4[2]	1,000.00	973.60	3.61	1.06%
Class R6	1,000.00	971.40	4.35	0.89%
Class NAV	1,000.00	971.50	4.40	0.90%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.20	$6.61	1.32%
Class C	1,000.00	1,013.60	11.23	2.25%
Class I	1,000.00	1,019.80	5.06	1.01%
Class R2	1,000.00	1,019.00	5.81	1.16%
Class R4	1,000.00	1,019.50	5.31	1.06%
Class R6	1,000.00	1,020.40	4.46	0.89%
Class NAV	1,000.00	1,020.30	4.51	0.90%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
2	The inception date for Class R2 and Class R4 shares is 3-27-15. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 126/365 (to reflect the period).

11

Fund's investments

As of 7-31-15
Short-term investments 88.7%				$1,167,103,795
(Cost $1,167,065,036)
	Yield* (%)	Maturity date	Par value	Value
U.S. Government 81.5%				1,072,816,264
U.S. Treasury Bills (D)	0.072	12-03-15	500,000,000	499,877,000
U.S. Treasury Bills	0.073	09-03-15	27,000,000	26,999,190
U.S. Treasury Bills	0.075	11-19-15	50,000,000	49,990,250
U.S. Treasury Bills (D)	0.091	10-22-15	250,000,000	249,970,750
U.S. Treasury Bills	0.100	11-27-15	40,000,000	39,991,640
U.S. Treasury Bills (D)	0.110	09-24-15	206,000,000	205,987,434
	Yield (%)		Shares	Value
Money market funds 7.2%				94,287,531
State Street Institutional Liquid Reserves Fund	0.1115(Y)		94,287,531	94,287,531
Total investments (Cost $1,167,065,036)† 88.7%				$1,167,103,795
Other assets and liabilities, net 11.3%				$148,877,139
Total net assets 100.0%				$1,315,980,934

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
(D)	A portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(Y)	The rate shown is the annualized seven-day yield as of 7-31-15.
*	Yield represents the annualized yield at the date of purchase.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $1,167,065,036. Net unrealized appreciation aggregated $38,759, of which $49,820 related to appreciated investment securities and $11,061 related to depreciated investment securities.

The following table summarizes the forward foreign currency contracts held at July 31, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	383,575,752	USD	290,863,529	Barclays Bank PLC Wholesale	9/16/2015	—	($11,126,320)	($11,126,320)
AUD	49,245,460	USD	37,679,425	Deutsche Bank AG London	9/16/2015	—	(1,765,300)	(1,765,300)
AUD	591,824,325	USD	455,424,236	J. Aron & Company	9/16/2015	—	(23,813,832)	(23,813,832)
AUD	190,930,806	USD	146,044,819	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(6,801,266)	(6,801,266)
CAD	81,682,870	USD	65,173,079	Barclays Bank PLC Wholesale	9/16/2015	—	(2,734,564)	(2,734,564)
CAD	18,931,569	USD	15,433,202	Deutsche Bank AG London	9/16/2015	—	(961,881)	(961,881)
CAD	152,046,211	USD	120,055,002	J. Aron & Company	9/16/2015	—	(3,830,639)	(3,830,639)
CAD	87,917,231	USD	69,466,183	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(2,262,113)	(2,262,113)
CHF	120,391,975	USD	129,484,228	Barclays Bank PLC Wholesale	9/16/2015	—	(4,715,611)	(4,715,611)
CHF	34,620,916	USD	37,236,801	Deutsche Bank AG London	9/16/2015	—	(1,357,302)	(1,357,302)

12SEE NOTES TO FINANCIAL STATEMENTS

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CHF	196,784,564	USD	212,071,391	Morgan Stanley Capital Services, Inc.	9/16/2015	—	($8,133,065)	($8,133,065)
EUR	663,415,598	USD	741,660,918	Barclays Bank PLC Wholesale	9/16/2015	—	(12,657,341)	(12,657,341)
EUR	144,823,494	USD	162,944,590	Deutsche Bank AG London	9/16/2015	—	(3,803,252)	(3,803,252)
EUR	250,818,434	USD	283,840,844	J. Aron & Company	9/16/2015	—	(8,225,474)	(8,225,474)
EUR	191,861,944	USD	215,048,703	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(4,218,500)	(4,218,500)
GBP	38,739,839	USD	60,405,094	Barclays Bank PLC Wholesale	9/16/2015	$74,650	—	74,650
GBP	259,443,792	USD	402,241,533	J. Aron & Company	9/16/2015	2,796,139	—	2,796,139
GBP	60,166,041	USD	94,249,224	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(319,387)	(319,387)
JPY	45,480,272,222	USD	366,567,123	Barclays Bank PLC Wholesale	9/16/2015	591,659	—	591,659
JPY	24,360,856,590	USD	196,169,506	Deutsche Bank AG London	9/16/2015	493,839	—	493,839
JPY	119,307,407,579	USD	971,597,210	J. Aron & Company	9/16/2015	—	(8,437,573)	(8,437,573)
NOK	949,127,060	USD	117,970,199	Barclays Bank PLC Wholesale	9/16/2015	—	(1,886,363)	(1,886,363)
NOK	1,377,192,155	USD	175,795,889	Deutsche Bank AG London	9/16/2015	—	(7,357,168)	(7,357,168)
NOK	1,672,890,551	USD	214,100,764	J. Aron & Company	9/16/2015	—	(9,496,384)	(9,496,384)
NOK	2,361,709,644	USD	301,002,053	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(12,151,037)	(12,151,037)
NZD	37,955,485	USD	25,757,731	Barclays Bank PLC Wholesale	9/16/2015	—	(790,941)	(790,941)
NZD	85,818,652	USD	60,056,952	Deutsche Bank AG London	9/16/2015	—	(3,606,184)	(3,606,184)
NZD	232,675,618	USD	156,365,178	J. Aron & Company	9/16/2015	—	(3,313,166)	(3,313,166)
NZD	190,109,147	USD	129,539,860	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(4,487,707)	(4,487,707)
SEK	373,877,443	USD	45,279,748	Barclays Bank PLC Wholesale	9/16/2015	—	(1,906,752)	(1,906,752)
SEK	412,323,893	USD	48,876,706	Deutsche Bank AG London	9/16/2015	—	(1,043,590)	(1,043,590)
SEK	1,885,232,315	USD	227,690,575	J. Aron & Company	9/16/2015	—	(8,987,423)	(8,987,423)
SEK	234,852,870	USD	28,269,575	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(1,024,623)	(1,024,623)
SGD	279,634,384	USD	206,986,146	Barclays Bank PLC Wholesale	9/16/2015	—	(3,413,281)	(3,413,281)
SGD	142,215,482	USD	104,869,810	Deutsche Bank AG London	9/16/2015	—	(1,337,432)	(1,337,432)
SGD	250,094,168	USD	184,566,714	J. Aron & Company	9/16/2015	—	(2,499,024)	(2,499,024)
SGD	491,417,999	USD	362,635,969	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(4,885,367)	(4,885,367)
USD	223,773,545	AUD	293,244,006	Barclays Bank PLC Wholesale	9/16/2015	9,914,198	—	9,914,198
USD	6,643,760	AUD	8,638,188	Deutsche Bank AG London	9/16/2015	344,033	—	344,033
USD	235,534,742	AUD	311,464,419	J. Aron & Company	9/16/2015	8,387,465	—	8,387,465
USD	192,650,114	AUD	254,043,063	Morgan Stanley Capital Services, Inc.	9/16/2015	7,379,547	—	7,379,547
USD	311,900,759	CAD	390,804,949	Barclays Bank PLC Wholesale	9/16/2015	13,168,843	—	13,168,843
USD	277,270,614	CAD	347,827,247	Deutsche Bank AG London	9/16/2015	11,390,920	—	11,390,920

SEE NOTES TO FINANCIAL STATEMENTS13

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	120,710,749	CAD	151,027,912	J. Aron & Company	9/16/2015	$5,264,775	—	$5,264,775
USD	31,922,725	CAD	40,868,226	Morgan Stanley Capital Services, Inc.	9/16/2015	682,988	—	682,988
USD	378,883,862	CHF	351,797,455	J. Aron & Company	9/16/2015	14,297,421	—	14,297,421
USD	122,945,930	EUR	110,711,903	Barclays Bank PLC Wholesale	9/16/2015	1,288,594	—	1,288,594
USD	176,553,366	EUR	156,369,891	Deutsche Bank AG London	9/16/2015	4,724,107	—	4,724,107
USD	122,823,635	EUR	110,505,173	J. Aron & Company	9/16/2015	1,393,468	—	1,393,468
USD	173,691,638	EUR	155,768,915	Morgan Stanley Capital Services, Inc.	9/16/2015	2,522,772	—	2,522,772
USD	440,734,115	GBP	287,346,178	Barclays Bank PLC Wholesale	9/16/2015	—	($7,864,120)	(7,864,120)
USD	120,943,379	GBP	79,075,094	Deutsche Bank AG London	9/16/2015	—	(2,506,836)	(2,506,836)
USD	492,665,758	GBP	317,778,276	J. Aron & Company	9/16/2015	—	(3,442,366)	(3,442,366)
USD	145,203,898	GBP	94,100,269	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(1,703,274)	(1,703,274)
USD	127,853,277	JPY	15,825,100,878	Barclays Bank PLC Wholesale	9/16/2015	98,440	—	98,440
USD	84,342,553	JPY	10,449,254,975	Deutsche Bank AG London	9/16/2015	—	(13,488)	(13,488)
USD	265,198,237	JPY	32,753,802,613	J. Aron & Company	9/16/2015	779,277	—	779,277
USD	266,771,523	JPY	33,173,947,033	Morgan Stanley Capital Services, Inc.	9/16/2015	—	(1,039,231)	(1,039,231)
USD	66,484,648	NOK	519,960,107	Barclays Bank PLC Wholesale	9/16/2015	2,890,460	—	2,890,460
USD	23,450,615	NOK	183,442,436	Deutsche Bank AG London	9/16/2015	1,014,523	—	1,014,523
USD	115,746,099	NOK	923,901,336	J. Aron & Company	9/16/2015	2,747,518	—	2,747,518
USD	100,291,209	NOK	800,820,250	Morgan Stanley Capital Services, Inc.	9/16/2015	2,346,171	—	2,346,171
USD	164,106,274	NZD	234,292,375	Barclays Bank PLC Wholesale	9/16/2015	9,990,773	—	9,990,773
USD	19,827,846	NZD	29,406,748	Deutsche Bank AG London	9/16/2015	484,341	—	484,341
USD	544,631,866	NZD	771,893,111	J. Aron & Company	9/16/2015	36,887,245	—	36,887,245
USD	164,145,125	NZD	237,648,147	Morgan Stanley Capital Services, Inc.	9/16/2015	7,822,226	—	7,822,226
USD	147,814,427	SEK	1,244,620,210	Barclays Bank PLC Wholesale	9/16/2015	3,427,785	—	3,427,785
USD	76,028,708	SEK	632,026,487	Deutsche Bank AG London	9/16/2015	2,708,203	—	2,708,203
USD	126,893,336	SEK	1,064,738,531	J. Aron & Company	9/16/2015	3,374,514	—	3,374,514
USD	252,773,144	SEK	2,091,058,035	Morgan Stanley Capital Services, Inc.	9/16/2015	10,192,440	—	10,192,440
USD	370,369,961	SGD	500,492,040	Barclays Bank PLC Wholesale	9/16/2015	6,013,488	—	6,013,488
USD	140,606,642	SGD	189,875,209	Deutsche Bank AG London	9/16/2015	2,378,147	—	2,378,147
USD	240,893,325	SGD	324,206,282	J. Aron & Company	9/16/2015	4,872,274	—	4,872,274
USD	457,166,745	SGD	619,561,516	Morgan Stanley Capital Services, Inc.	9/16/2015	6,128,105	—	6,128,105
						$188,871,348	($189,919,177)	($1,047,829)

14SEE NOTES TO FINANCIAL STATEMENTS

Currency abbreviations
AUD	Australian Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	Pound Sterling	USD	United States Dollar
JPY	Japanese Yen

SEE NOTES TO FINANCIAL STATEMENTS15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments, at value (Cost $1,167,065,036)	$1,167,103,795
Receivable for investments sold	149,990,250
Receivable for fund shares sold	627,892
Receivable for forward foreign currency exchange contracts	188,871,348
Interest receivable	10,358
Other receivables and prepaid expenses	92,177
Total assets	1,506,695,820
Liabilities
Payable for forward foreign currency exchange contracts	189,919,177
Payable for fund shares repurchased	572,081
Payable to affiliates
Accounting and legal services fees	35,527
Transfer agent fees	39,424
Trustees' fees	1,346
Other liabilities and accrued expenses	147,331
Total liabilities	190,714,886
Net assets	$1,315,980,934
Net assets consist of
Paid-in capital	$1,530,103,940
Accumulated net investment loss	(8,238,495)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(204,875,441)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,009,070)
Net assets	$1,315,980,934

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($21,868,408 ÷ 2,655,702 shares)[1]	$8.23
Class C ($467,661 ÷ 55,681 shares)[1]	$8.40
Class I ($370,672,379 ÷ 44,012,739 shares)	$8.42
Class R2 ($97,271 ÷ 11,494 shares)	$8.46
Class R4 ($97,304 ÷ 11,494 shares)	$8.47
Class R6 ($36,548,764 ÷ 4,311,328 shares)	$8.48
Class NAV ($886,229,147 ÷ 104,207,431 shares)	$8.50
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$8.48

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 7-31-15

Investment income
Interest	$1,073,639
Expenses
Investment management fees	15,372,498
Distribution and service fees	131,243
Accounting and legal services fees	213,215
Transfer agent fees	511,033
Trustees' fees	26,755
State registration fees	119,591
Printing and postage	68,889
Professional fees	89,369
Custodian fees	209,167
Registration and filing fees	46,672
Other	30,682
Total expenses	16,819,114
Less expense reductions	(292,240)
Net expenses	16,526,874
Net investment loss	(15,453,235)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(174,699,969)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(28,175,258)
Net realized and unrealized loss	(202,875,227)
Decrease in net assets from operations	($218,328,462)

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment loss	($15,453,235)	($12,625,456)
Net realized gain (loss)	(174,699,969)	32,789,905
Change in net unrealized appreciation (depreciation)	(28,175,258)	47,829,221
Increase (decrease) in net assets resulting from operations	(218,328,462)	67,993,670
Distributions to shareholders
From net realized gain
Class A	(1,637,943)	(2,367,167)
Class C1	(24,236)	—
Class I	(12,995,769)	(5,443,267)
Class R6	(3,057,072)	(2,910,158)
Class NAV	(42,076,790)	(75,237,482)
Total distributions	(59,791,810)	(85,958,074)
From fund share transactions	(289,921,671)	707,116,637
Total increase (decrease)	(568,041,943)	689,152,233
Net assets
Beginning of year	1,884,022,877	1,194,870,644
End of year	$1,315,980,934	$1,884,022,877
Accumulated net investment loss	($8,238,495)	—

1	The inception date for Class C shares is 8-28-14.

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$9.63	$9.91	$9.16	$8.58	$10.00
Net investment loss[2]	(0.12)	(0.13)	(0.14)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	(0.98)	0.50	1.02	0.72	(1.28)
Total from investment operations	(1.10)	0.37	0.88	0.58	(1.42)
Less distributions
From net realized gain	(0.30)	(0.65)	(0.13)	—	—
Net asset value, end of period	$8.23	$9.63	$9.91	$9.16	$8.58
Total return (%)[3,4]	(11.51)	4.13	9.69	6.76	(14.20	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$48	$28	$11	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	1.42	1.61	1.74	1.56	[6]
Expenses including reductions	1.35	1.42	1.60	1.60	1.56	[6]
Net investment loss	(1.29)	(1.36)	(1.50)	(1.53)	(1.48	) [6]
Portfolio turnover (%)[7]	0	0	0	0	0

1	Period from 8-2-10 (commencement of operations) to 7-31-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents substantially all investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS19

Class C Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.01
Net investment loss[2]	(0.18)
Net realized and unrealized loss on investments	(1.13)
Total from investment operations	(1.31)
Less distributions
From net realized gain	(0.30)
Net asset value, end of period	$8.40
Total return (%)[3,4]	(13.29	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.04	[7]
Expenses including reductions	2.25	[7]
Net investment loss	(2.19	) [7]
Portfolio turnover (%)[8]	0

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents substantially all investments held by the fund. As a result, the portfolio turnover is 0%.

20SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$9.81	$10.05	$9.24	$8.61	$10.00
Net investment loss[2]	(0.09)	(0.10)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.00)	0.51	1.04	0.73	(1.30)
Total from investment operations	(1.09)	0.41	0.94	0.63	(1.39)
Less distributions
From net realized gain	(0.30)	(0.65)	(0.13)	—	—
Net asset value, end of period	$8.42	$9.81	$10.05	$9.24	$8.61
Total return (%)[3]	(11.29)	4.49	10.26	7.32	(13.90	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$371	$392	$65	$43	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.05	1.11	1.17	1.05	[5]
Expenses including reductions	1.02	1.05	1.11	1.17	1.05	[5]
Net investment loss	(0.96)	(1.00)	(1.01)	(1.10)	(0.98	) [5]
Portfolio turnover (%)[6]	0	0	0	0	0

1	Period from 8-2-10 (commencement of operations) to 7-31-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents substantially all investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R2 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.70
Net investment loss[2]	(0.03)
Net realized and unrealized loss on investments	(0.21)
Total from investment operations	(0.24)
Net asset value, end of period	$8.46
Total return (%)[3]	(2.76	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	[6]
Expenses including reductions	1.16	[6]
Net investment loss	(1.08	) [6]
Portfolio turnover (%)[7]	0

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total return would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents substantially all investments held by the fund. As a result, the portfolio turnover is 0%.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.70
Net investment loss[2]	(0.03)
Net realized and unrealized loss on investments	(0.20)
Total from investment operations	(0.23)
Net asset value, end of period	$8.47
Total return (%)[3]	(2.64	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	[6]
Expenses including reductions	1.06	[6]
Net investment loss	(0.98	) [6]
Portfolio turnover (%)[7]	0

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total return would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents substantially all investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R6 Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$9.86	$10.09	$9.27	$9.29
Net investment loss[2]	(0.08)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.00)	0.51	1.04	0.05
Total from investment operations	(1.08)	0.42	0.95	(0.02)
Less distributions
From net realized gain	(0.30)	(0.65)	(0.13)	—
Net asset value, end of period	$8.48	$9.86	$10.09	$9.27
Total return (%)[3]	(11.13)	4.58	10.34	(0.22	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$81	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	1.04	1.52	1.40	[5]
Expenses including reductions	0.90	0.99	1.05	1.05	[5]
Net investment loss	(0.84)	(0.94)	(0.95)	(0.97	) [5]
Portfolio turnover (%)[6]	0	0	0	0

1	The inception date for Class R6 shares is 11-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents substantially all investments held by the fund. As a result, the portfolio turnover is 0%.

24SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$9.89	$10.11	$9.28	$8.63	$10.00
Net investment loss[2]	(0.08)	(0.08)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.01)	0.51	1.04	0.73	(1.29)
Total from investment operations	(1.09)	0.43	0.96	0.65	(1.37)
Less distributions
From net realized gain	(0.30)	(0.65)	(0.13)	—	—
Net asset value, end of period	$8.50	$9.89	$10.11	$9.28	$8.63
Total return (%)[3]	(11.10)	4.66	10.43	7.53	(13.70	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$886	$1,363	$1,098	$901	$878
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.91	0.92	0.94	0.95	[5]
Expenses including reductions	0.90	0.91	0.92	0.93	0.95	[5]
Net investment loss	(0.84)	(0.85)	(0.82)	(0.86)	(0.86	) [5]
Portfolio turnover (%)[6]	0	0	0	0	0

1	Period from 8-2-10 (commencement of operations) to 7-31-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents substantially all investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS25

Notes to financial statements

Note 1 — Organization

John Hancock Absolute Return Currency Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve absolute return from investments in currency markets.

The funds may offer multiple classes of shares. The shares currently offered are detailed in the Statements of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, state registration fees, and printing and postage for each class may differ.

Note 2 — Significant accounting polices

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy. As of July 31, 2015, all investments are categorized as Level 2 under the hierarchy described above, except for the money market fund, which is categorized as Level 1.

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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, during the year ended July, 31, 2015, the fund and other affiliated funds had entered into an agreement with Citibank N.A. that enabled them to participate in a $300 million unsecured committed line of credit. Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2015 were $1,190. For the year ended July 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class. Through November 30, 2014, class-specific expenses, such as state registration fees and printing and postage, for all-classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

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For federal income tax purposes, as of July 31, 2015, the fund has a short-term capital loss carryfoward of $62,479,939 and a long-term capital loss carryforward of $150,700,240 available to offset future net realized capital gains. These carryforwards as of July 31, 2015 do not expire.

Qualified late year ordinary losses of $8,238,495 are treated as occurring on August 1, 2015, the first day of the fund's next taxable year.

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$16,120,804	$25,997,538
Long-Term Capital Gains	43,671,006	59,960,536
Total	$59,791,810	$85,958,074

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operation losses and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

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As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2015, the fund used forward foreign currency contracts to manage exposure to foreign currency. During the year ended July 31, 2015, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $14.0 billion to $18.3 billion, as measured at each quarter end. The contracts held by the Fund at July 31, 2015 are presented in the Fund's investments.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$188,871,348	($189,919,177)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Bank PLC Wholesale	$363,597	—	$3,849,996	$4,213,593
Deutsche Bank AG London	(214,320)	—	1,518,168	1,303,848
J. Aron & Company	8,754,215	$6,840,000	—	1,914,215
Morgan Stanley Capital Services, Inc.	(9,951,321)	—	9,307,814	(643,507)
Totals	($1,047,829)	$6,840,000	$14,675,978	$6,788,149

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location Investments	Investments and foreign currency transactions*
Forward foreign currency contracts	Net realized gain (loss) on	($174,770,657)

*Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*
Forward foreign currency contracts	Change in unrealized appreciation (depreciation)	($28,114,186)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor. on an annual basis, equal to the sum of: a) 0.95% of the first $250 million of the fund's average daily net assets; b) 0.90% of the next $250 million of the fund's average daily net assets; and c) 0.85% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce all or a portion of its management fee and/or make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 2.25% for Class C shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, underlying fund expenses (acquired fund fees) and short dividend expense. The current expense limitation agreement expires on November 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

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The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses and blue sky fees and printing and postage for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on November 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective December 1, 2014, the Advisor has voluntarily agreed to waive and/or reimburse all blue-sky fees and printing and postage for the fund until November 30, 2015.

The expense reductions described above amounted to the following for the year ended July 31, 2015:

Class	Expense reductions	Class	Expense reductions
Class A	$6,227	Class R4	$7
Class C	3,476	Class R6	32,077
Class I	61,592	Class NAV	188,820
Class R2	7	Total	$292,206

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2015 were equivalent to a net annual effective rate of 0.85% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $34 for Class R4 shares for the year ended July 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $17,958 for the year ended July 31, 2015. Of this amount, $2,636 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $15,322 was paid as sales commissions to broker-dealers.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

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connection with the sale of these shares. During the year ended July 31, 2015, CDSCs received by the Distributor amounted to $8,740 and $0 for Class A shares and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$126,693	$52,095	$12,468	$1,248
Class C	4,382	541	4,358	22
Class I	—	445,749	23,199	4,871
Class R2	84	5	—	—
Class R4	84	5	—	—
Class R6	—	12,638	7,095	650
Total	$131,243	$511,033	$47,120	$6,791

Effective December 1, 2014, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period December 1, 2014 to July 31, 2015, state registration fees and printing and postage amounted to $72,471 and $62,098, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2015 and 2014 were as follows:

		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,012,498	$18,688,878	4,117,805	$39,711,024
Distributions reinvested	184,097	1,634,783	258,866	2,363,445
Repurchased	(4,525,325)	(38,916,466)	(2,263,473)	(21,542,273)
Net increase (decrease)	(2,328,730)	($18,592,805)	2,113,198	$20,532,196
Class C shares[1]
Sold	116,676	$1,102,452	—	—
Distributions reinvested	2,327	21,201	—	—
Repurchased	(63,322)	(538,099)	—	—
Net increase	55,681	$585,554	—	—

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		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class I shares
Sold	19,351,101	$175,981,368	37,266,729	$363,910,879
Distributions reinvested	1,408,003	12,756,508	532,117	4,938,050
Repurchased	(16,750,813)	(149,411,252)	(4,223,811)	(41,396,987)
Net increase	4,008,291	$39,326,624	33,575,035	$327,451,942
Class R2 shares[2]
Sold	11,494	$100,000	—	—
Net increase	11,494	$100,000	—	—
Class R4 shares[2]
Sold	11,494	$100,000	—	—
Net increase	11,494	$100,000	—	—
Class R6 shares
Sold	5,547,249	$55,100,978	8,047,803	$79,526,488
Distributions reinvested	79,635	726,268	18,478	172,217
Repurchased	(9,535,499)	(84,689,379)	(231,845)	(2,314,444)
Net increase (decrease)	(3,908,615)	($28,862,133)	7,834,436	$77,384,261
Class NAV shares
Sold	16,335,709	$148,509,774	31,875,856	$312,057,054
Distributions reinvested	4,598,556	42,076,790	8,046,790	75,237,482
Repurchased	(54,520,853)	(473,165,475)	(10,669,662)	(105,546,298)
Net increase (decrease)	(33,586,588)	($282,578,911)	29,252,984	$281,748,238
Total net increase (decrease)	(35,736,973)	($289,921,671)	72,775,653	$707,116,637

1 The inception date for Class C shares is 8-28-14.

2 The inception date for Class R2 and Class R4 shares is 3-27-15.

Affiliates of the fund owned 100% of shares of beneficial interest of ClassR2, ClassR4 and Class NAV, respectively, on July 31, 2015.

Note 7 — Purchase and sale of securities

For the year ended July 31, 2015, all purchases and sales of investments were short-term.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2015, funds within the John Hancock group of funds complex held 67.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentation
John Hancock Lifestyle Balanced Portfolio	18.4%
John Hancock Lifestyle Growth Portfolio	16.6%
John Hancock Alternative Asset Allocation Portfolio	7.4%
John Hancock Lifestyle Conservative Portfolio	7.0%
John Hancock Lifestyle Moderate Portfolio	6.3%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Absolute Return Currency Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Absolute Return Currency Fund (the "Fund") at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund paid $43,671,006 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with First Quadrant, L.P. (the Subadvisor), for John Hancock Absolute Return Currency Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

36

operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one- and three-year periods ended December 31, 2014. The Board also noted that the fund outperformed its peer group average for the one-year period ended December 31, 2014 and underperformed its peer group average for the three-year period ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark

37

index for the one- and three-year periods and to the peer group for the one-year period. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

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Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

40

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

First Quadrant, L.P.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

46

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

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CLOSED-END FUNDS

Financial Opportunities

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Income Securities Trust

Investors Trust

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Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Absolute Return Currency Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF216828	364A 7/15 9/15

John Hancock

Fundamental All Cap Core Fund

Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
24	Notes to financial statements
32	Auditor's report
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks posted strong gains

The U.S. stock market continued its climb, as generally improved U.S. economic data outweighed concern over plunging energy prices, weak global growth, and a strong U.S. dollar.

Growth stocks handily beat value across all market caps

Investors favored stocks that could deliver strong earnings growth, which significantly outperformed securities that looked attractively priced relative to earnings.

Security selection was the biggest driver of the fund's outperformance

Stock picks, particularly in the consumer discretionary sector, pushed the fund well ahead of its benchmark, the Russell 3000 Index.

PORTFOLIO COMPOSITION AS OF 7/31/15 (%)

A note about risks

A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Illiquid securities may be difficult to sell at a price approximating their value. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Managers Emory W. (Sandy) Sanders, Jr., CFA, and Walter T. McCormick, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

Walter T. McCormick, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market backdrop for the year ended July 31, 2015?

U.S. equities posted another surprisingly strong year, despite a number of challenges. Stocks benefited as the U.S. economy generally showed modest improvement, even after the severe winter weather stalled its progress in the first quarter of 2015. Continued low interest rates, rising consumer confidence, and largely favorable corporate earnings also helped. Companies with strong earnings growth did especially well. Volatility, however, increased as investors worried about a steep drop in oil prices, geopolitical unrest in the Middle East, disappointing global economic growth, and a strong U.S. dollar. Shifting expectations for when the U.S. Federal Reserve might raise key short-term interest rates further rattled the market. Within the broad-based Russell 3000 Index, the fund's benchmark, healthcare led the way with a roughly 30% return. The consumer discretionary and consumer staples sectors also posted strong gains, but energy stocks ended the year with a steep decline.

What was your strategy for navigating this environment?

Bottom-up security selection and a long-term perspective are always at the heart of our process. We focus on finding financially sound companies across all market caps that we think have competitive advantages and the ability to generate substantial cash flow over a sustained period. We try to buy these types of stocks at a discount to our estimate of intrinsic value, which often occurs when fundamentals, such as sales growth and profit margins, are temporarily depressed or when investor sentiment is weak. For the first half of the period, our security selection detracted from relative performance. Our patience, however, was well rewarded in the second half of the period.

4

"Stock picks in consumer discretionary, where the fund had a sizable overweight, were by far the biggest driver of outperformance."

Where did your investment choices have the biggest impact?

Stock picks in consumer discretionary, where the fund had a sizable overweight, were by far the biggest driver of outperformance relative to its benchmark. The top individual standout here was e-commerce leader Amazon.com, Inc., which represented, on average, nearly 8% of the fund's assets. The stock rose 71% over the past 12 months, buoyed by improved revenue growth and profit margins that were driven by better-than-expected results in the company's cloud computing business, strength in its core North American market, and reduced investment spending.

Which other consumer discretionary stocks stood out?

A number of investments benefited as the U.S. housing market slowly recovered. A large overweight in leading U.S. home builder Lennar Corp. helped, as an increase in home sales, real estate prices, and order backlogs drove the stock up nearly 47% over the 12-month period. Overweights in mattress company Tempur Sealy International, Inc. and home improvement retailer Lowe's Companies, Inc. also contributed. Tempur Sealy's shares benefited from a management change, the company's focus on cost containment, and its progress integrating the Sealy acquisition. Lowe's shares rallied as better customer service and pricing boosted same-store sales. Last, we should mention Group 1 Automotive, Inc., a new addition this past year. Group 1 owns and operates auto dealerships and collision centers primarily in the United States, but also in the United Kingdom and

SECTOR COMPOSITION AS OF 7/31/15 (%)

5

"Our bias was toward large-cap stocks because we thought they offered better valuations than smaller-cap offerings."
Brazil. The stock took off as improved U.S. economic growth bolstered car sales and as the company tightened cost controls domestically.

Where else did the fund gain ground versus the index?

A sizable underweight in the weak-performing energy sector aided relative results, as did positioning in financials and materials. In financials, favorable security selection and a large overweight boosted relative results. The standout here was consumer loan company Santander Consumer USA Holdings, Inc., which we added to the portfolio this past year. A subprime automotive lender, the company benefited as the improving economy fueled auto sales and lowered loan defaults. Elsewhere, individual contributors included medical staffing company AMN Healthcare Services, Inc. This smaller-cap stock rose sharply, benefiting from increased demand for its services as more people gained medical coverage under the Affordable Care Act, as well as from improved pricing, and expanded reach following some recent acquisitions.

Were there sectors that hindered relative performance?

Yes, an underweight in the top-performing healthcare sector cost the fund ground. We stuck with our investment discipline, finding relatively few healthcare stocks that met our valuation criteria, even as investor enthusiasm drove added gains in stocks that already seemed expensive to us. Stock picks in information technology also significantly detracted, followed by consumer staples.

TOP 10 HOLDINGS AS OF 7/31/15 (%)

Lennar Corp., Class A	4.9
Bank of America Corp.	4.8
Amazon.com, Inc.	4.6
Citigroup, Inc.	4.4
Facebook, Inc., Class A	4.3
American International Group, Inc.	3.6
AllianceBernstein Holding LP	3.2
Ralph Lauren Corp.	3.1
Morgan Stanley	2.9
Tempur Sealy International, Inc.	2.9
TOTAL	38.7
As a percentage of net assets.
Cash and cash equivalents are not included.

6

Which stocks were the biggest detractors?

Within tech, an investment in online personal financial information provider Bankrate, Inc. hurt the most. The stock fell after the Securities and Exchange Commission began formally investigating its 2012 financial reports last fall and its chief financial officer resigned. We cut our losses and eliminated the position from the portfolio. Another disappointment was mobile semiconductor company QUALCOMM, Inc., which saw its stock pressured by slowing growth in the handset market, increased competition, and challenges overseas. Many other detractors were energy related. They included independent exploration and production company Range Resources Corp., which was weighed down by weak energy prices and constrained pipeline capacity in the Northeast. In industrials, an investment in heavy equipment rental company United Rentals, Inc. slid due to concern that its energy-related sales would slow as exploration and production companies cut back on production.

How was the fund positioned at period end?

As always, we kept the fund focused on higher-quality companies with strong cash flow growth and reasonable valuations across a range of market caps. Our bias, however, was toward large-cap stocks because we thought they had more attractive valuations than smaller-cap offerings. In terms of sectors, we maintained the fund's sizable overweights in financials, where many stocks stand to benefit from an increase in interest rates, and consumer discretionary, a sector that tends to gain as the economy recovers and spending picks up. However, we trimmed exposure to information technology, which remained a small overweight but large position in absolute terms. Last, we began adding to industrials, a sector that has been pressured by slowing global economic growth and a strong U.S. dollar.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Walter T. McCormick, CFA On the fund since 2011 Investing since 1970
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, and Walter T. McCormick, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	Since inception		Since inception
Class A	9.98	13.76	[1]	71.14	[1]
Class C	14.09	12.47	[2]	13.74	[2]
Class I3	16.20	15.64	[1]	83.19	[1]
Class R2[3,4]	15.60	14.82	[1]	77.85	[1]
Class R4[3,4]	16.05	15.36	[1]	81.37	[1]
Class R6[3,4]	16.12	15.38	[1]	81.48	[1]
Class NAV[3,4]	16.38	15.22	[1]	80.44	[1]
Index†	11.28	13.45	[1]	69.20	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.58	2.27	1.26	1.66	1.51	1.16	1.14
Net (%)	1.30	2.00	0.94	1.40	1.15	0.88	1.14

*	Expenses have been estimated for the fund's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 3000 Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 3000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C5	6-27-14	11,374	11,374	10,944
Class I3	6-1-11	18,319	18,319	16,920
Class R2[3,4]	6-1-11	17,785	17,785	16,920
Class R4[3,4]	6-1-11	18,137	18,137	16,920
Class R6[3,4]	6-1-11	18,148	18,148	16,920
Class NAV[3,4]	6-1-11	18,044	18,044	16,920

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	From 6-27-14.
3	For certain types of investors as described in the fund's prospectuses.
4	Class NAV shares were first offered on 6-26-14. Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply the gross fees and expenses of Class NAV, Class R2, Class R4, and Class R6 shares, as applicable.
5	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,143.70	$6.86	1.29%
Class C	1,000.00	1,140.10	10.61	2.00%
Class I	1,000.00	1,145.80	5.00	0.94%
Class R2[2]	1,000.00	1,075.40	3.94	1.10%
Class R4[2]	1,000.00	1,076.10	3.58	1.00%
Class R6[2]	1,000.00	1,076.70	2.98	0.83%
Class NAV	1,000.00	1,146.50	4.52	0.85%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.40	$6.46	1.29%
Class C	1,000.00	1,014.90	9.99	2.00%
Class I	1,000.00	1,020.10	4.71	0.94%
Class R2	1,000.00	1,019.30	5.51	1.10%
Class R4	1,000.00	1,019.80	5.01	1.00%
Class R6	1,000.00	1,020.70	4.16	0.83%
Class NAV	1,000.00	1,020.60	4.26	0.85%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
2	The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 126/365 (to reflect the period).

11

Fund's investments

As of 7-31-15
	Shares	Value
Common stocks 93.2%		$147,197,454
(Cost $131,109,998)
Consumer discretionary 28.5%		45,011,134
Diversified consumer services 1.7%
DeVry Education Group, Inc.	88,160	2,678,301
Hotels, restaurants and leisure 1.1%
Starbucks Corp.	29,868	1,730,253
Household durables 9.9%
Lennar Corp., Class A	147,185	7,806,692
NVR, Inc. (I)	2,191	3,264,678
Tempur Sealy International, Inc. (I)	60,583	4,577,046
Internet and catalog retail 4.6%
Amazon.com, Inc. (I)	13,485	7,229,983
Specialty retail 5.4%
CarMax, Inc. (I)	43,710	2,819,732
Group 1 Automotive, Inc.	33,842	3,281,659
Lowe's Companies, Inc.	34,911	2,421,427
Textiles, apparel and luxury goods 5.8%
adidas AG	53,426	4,371,971
Ralph Lauren Corp.	38,362	4,829,392
Consumer staples 2.0%		3,173,830
Beverages 2.0%
Diageo PLC, ADR	10,641	1,195,091
SABMiller PLC	37,733	1,978,739
Energy 5.0%		7,828,334
Energy equipment and services 3.1%
National Oilwell Varco, Inc.	17,356	731,208
Schlumberger, Ltd.	26,742	2,214,772
Weatherford International PLC (I)	174,571	1,864,418
Oil, gas and consumable fuels 1.9%
Cabot Oil & Gas Corp.	61,657	1,612,947
Range Resources Corp.	35,714	1,404,989
Financials 29.0%		45,766,572
Banks 10.9%
Bank of America Corp.	422,101	7,547,166
CIT Group, Inc.	58,181	2,736,834
Citigroup, Inc.	119,217	6,969,426
Capital markets 11.3%
Affiliated Managers Group, Inc. (I)	10,352	2,152,181

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
AllianceBernstein Holding LP	185,659	$5,100,053
Morgan Stanley	118,955	4,620,212
T. Rowe Price Group, Inc.	38,532	2,971,973
The Goldman Sachs Group, Inc.	14,572	2,988,280
Consumer finance 1.7%
Santander Consumer USA Holdings, Inc. (I)	114,112	2,759,228
Insurance 3.6%
American International Group, Inc.	87,530	5,612,424
Real estate investment trusts 1.5%
American Tower Corp.	24,275	2,308,795
Health care 3.2%		5,051,665
Biotechnology 1.9%
Amgen, Inc.	17,333	3,060,834
Health care providers and services 0.9%
AMN Healthcare Services, Inc. (I)	47,383	1,394,482
Health care technology 0.4%
Castlight Health, Inc., B Shares (I)	83,057	596,349
Industrials 8.3%		13,064,942
Aerospace and defense 1.6%
TransDigm Group, Inc. (I)	11,125	2,517,588
Electrical equipment 1.9%
Regal-Beloit Corp.	10,499	728,946
Sensata Technologies Holding NV (I)	43,862	2,250,998
Machinery 0.2%
The Manitowoc Company, Inc.	20,656	364,992
Professional services 1.6%
IHS, Inc., Class A (I)	19,483	2,435,959
Trading companies and distributors 3.0%
United Rentals, Inc. (I)	35,478	2,376,671
WESCO International, Inc. (I)	38,947	2,389,788
Information technology 15.4%		24,411,893
Communications equipment 1.6%
QUALCOMM, Inc.	40,050	2,578,820
Internet software and services 10.1%
Alibaba Group Holding, Ltd., ADR (I)	22,972	1,799,626
eBay, Inc. (I)	24,412	686,465
Facebook, Inc., Class A (I)	71,815	6,751,328
Google, Inc., Class A (I)	5,407	3,555,103
LinkedIn Corp., Class A (I)	15,568	3,164,352

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Information technology (continued)
IT services 2.1%
Blackhawk Network Holdings, Inc. (I)	52,660	$2,418,674
PayPal Holdings, Inc. (I)	24,412	944,744
Software 1.6%
Workday, Inc., Class A (I)	29,797	2,512,781
Materials 1.8%		2,889,084
Paper and forest products 1.8%
Louisiana-Pacific Corp. (I)	196,003	2,889,084
	Par value	Value
Short-term investments 6.1%		$9,688,000
(Cost $9,688,000)
Repurchase agreement 6.1%		9,688,000
Barclays Tri-Party Repurchase Agreement dated 7-31-15 at 0.130% to be repurchased at $9,688,105 on 8-3-15, collateralized by $8,060,900 U.S. Treasury Inflation Indexed Notes, 2.375% due 1-15-17 (valued at $9,881,983, including interest)	9,688,000	9,688,000
Total investments (Cost $140,797,998)† 99.3%		$156,885,454
Other assets and liabilities, net 0.7%		$1,099,907
Total net assets 100.0%		$157,985,361

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $140,824,757. Net unrealized appreciation aggregated $16,060,697 of which $21,582,411 related to appreciated investment securities and $5,521,714 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments, at value (Cost $140,797,998)	$156,885,454
Cash	283,821
Foreign currency, at value (Cost $2,158)	1,696
Receivable for fund shares sold	2,183,901
Dividends and interest receivable	43,697
Receivable due from advisor	846
Other receivables and prepaid expenses	78,168
Total assets	159,477,583
Liabilities
Payable for investments purchased	1,395,640
Payable for fund shares repurchased	25,055
Payable to affiliates
Accounting and legal services fees	2,965
Transfer agent fees	3,374
Other liabilities and accrued expenses	65,188
Total liabilities	1,492,222
Net assets	$157,985,361
Net assets consist of
Paid-in capital	$136,943,187
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,955,397
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	16,086,777
Net assets	$157,985,361

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($23,195,509 ÷ 1,434,984 shares)[1]	$16.16
Class C ($1,834,208 ÷ 113,858 shares)[1]	$16.11
Class I ($10,500,008 ÷ 645,267 shares)	$16.27
Class R2 ($107,541 ÷ 6,614 shares)	$16.26
Class R4 ($107,578 ÷ 6,614 shares)	$16.27
Class R6 ($166,467 ÷ 10,228 shares)	$16.28
Class NAV ($122,074,050 ÷ 7,499,329 shares)	$16.28
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$17.01

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the year ended 7-31-15

Investment income
Dividends	$1,545,588
Interest	988
Less foreign taxes withheld	(13,583)
Total investment income	1,532,993
Expenses
Investment management fees	1,012,753
Distribution and service fees	62,850
Accounting and legal services fees	17,858
Transfer agent fees	31,895
Trustees' fees	2,204
State registration fees	50,766
Printing and postage	7,010
Professional fees	59,379
Custodian fees	20,799
Registration and filing fees	63,763
Expense recapture	29,746
Other	10,088
Total expenses	1,369,111
Less expense reductions	(24,162)
Net expenses	1,344,949
Net investment income	188,044
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	6,890,112
6,890,112
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	16,047,717
16,047,717
Net realized and unrealized gain	22,937,829
Increase in net assets from operations	$23,125,873

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment income (loss)	$188,044	($22,517)
Net realized gain	6,890,112	2,342,303
Change in net unrealized appreciation (depreciation)	16,047,717	(1,423,246)
Increase in net assets resulting from operations	23,125,873	896,540
Distributions to shareholders
From net investment income
Class A	—	(7,360)
Class I	(9,284)	(11,647)
Class NAV	(267,757)	—
From net realized gain
Class A	(451,524)	(509,810)
Class C	(14,747)	—
Class I	(194,076)	(140,201)
Class NAV	(3,226,759)	—
Total distributions	(4,164,147)	(669,018)
From fund share transactions	(9,608,992)	137,041,449
Total increase	9,352,734	137,268,971
Net assets
Beginning of year	148,632,627	11,363,656
End of year	$157,985,361	$148,632,627

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$14.33	$12.88	$9.96	$9.73	$10.00
Net investment income (loss)[2]	(0.04)	— [3]	0.06	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.27	2.12	3.16	0.28	(0.26)
Total from investment operations	2.23	2.12	3.22	0.30	(0.27)
Less distributions
From net investment income	—	(0.01)	(0.06)	(0.02)	—
From net realized gain	(0.40)	(0.66)	(0.24)	(0.05)	—
Total distributions	(0.40)	(0.67)	(0.30)	(0.07)	—
Net asset value, end of period	$16.16	$14.33	$12.88	$9.96	$9.73
Total return (%)[4,5]	15.77	16.62	32.93	3.15	(2.70	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$14	$9	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.78	2.78	5.62	5.77	[7]
Expenses including reductions	1.29	1.30	1.30	1.30	1.30	[7]
Net investment income (loss)	(0.29)	(0.02)	0.51	0.24	(0.33	) [7]
Portfolio turnover (%)	42	44	59	47	8

1	Period from 6-1-11 (commencement of operations) to 7-31-11.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	7-31-15	7-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$14.37	$14.54
Net investment loss[2]	(0.16)	(0.02)
Net realized and unrealized gain (loss) on investments	2.30	(0.15)
Total from investment operations	2.14	(0.17)
Less distributions
From net investment income	—	—
From net realized gain	(0.40)	—
Total distributions	(0.40)	—
Net asset value, end of period	$16.11	$14.37
Total return (%)[3,4]	15.09	(1.17	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.69	17.05	[7]
Expenses including reductions	2.00	2.00	[7]
Net investment loss	(1.06)	(1.39	) [7]
Portfolio turnover (%)	42	44	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS19

Class I Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$14.39	$12.93	$9.99	$9.74	$10.00
Net investment income[2]	0.01	0.05	0.09	0.07	—	[3]
Net realized and unrealized gain (loss) on investments	2.29	2.12	3.19	0.28	(0.26)
Total from investment operations	2.30	2.17	3.28	0.35	(0.26)
Less distributions
From net investment income	(0.02)	(0.05)	(0.10)	(0.05)	—
From net realized gain	(0.40)	(0.66)	(0.24)	(0.05)	—
Total distributions	(0.42)	(0.71)	(0.34)	(0.10)	—
Net asset value, end of period	$16.27	$14.39	$12.93	$9.99	$9.74
Total return (%)[4]	16.20	17.01	34.48	3.63	(2.60	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$6	$3	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.76	3.18	7.00	5.45	[6]
Expenses including reductions	0.94	0.94	0.91	0.84	0.84	[6]
Net investment income	0.07	0.37	0.80	0.75	0.14	[6]
Portfolio turnover (%)	42	44	59	47	8

1	Period from 6-1-11 (commencement of operations) to 7-31-11.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$15.12
Net investment loss[2]	(0.01)
Net realized and unrealized gain on investments	1.15
Total from investment operations	1.14
Net asset value, end of period	$16.26
Total return (%)[3]	7.54	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	[6]
Expenses including reductions	1.10	[6]
Net investment loss	(0.19	) [6]
Portfolio turnover (%)	42	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

Class R4 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$15.12
Net investment loss[2]	(0.01)
Net realized and unrealized gain on investments	1.16
Total from investment operations	1.15
Net asset value, end of period	$16.27
Total return (%)[3]	7.61	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	[6]
Expenses including reductions	1.00	[6]
Net investment loss	(0.09	) [6]
Portfolio turnover (%)	42	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R6 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$15.12
Net investment income[2]	—	[3]
Net realized and unrealized gain on investments	1.16
Total from investment operations	1.16
Net asset value, end of period	$16.28
Total return (%)[4]	7.67	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	[7]
Expenses including reductions	0.83	[7]
Net investment income	0.01	[7]
Portfolio turnover (%)	42	[8]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the period.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	7-31-15	7-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$14.39	$14.54
Net investment income[2]	0.03	—	[3]
Net realized and unrealized gain (loss) on investments	2.29	(0.15)
Total from investment operations	2.32	(0.15)
Less distributions
From net investment income	(0.03)	—
From net realized gain	(0.40)	—
Total distributions	(0.43)	—
Net asset value, end of period	$16.28	$14.39
Total return (%)[4]	16.38	(1.03	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$122	$128
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	0.87	[6]
Expenses including reductions	0.83	0.87	[6]
Net investment income (loss)	0.20	(0.26	) [6]
Portfolio turnover (%)	42	44	[7]

1	The inception date for Class NAV shares is 6-26-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS23

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

24

The following is a summary of the values by input classification of the fund's investments as of July 31, 2015, by major security category or type:

	Total value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$45,011,134	$40,639,163	$4,371,971	—
Consumer staples	3,173,830	1,195,091	1,978,739	—
Energy	7,828,334	7,828,334	—	—
Financials	45,766,572	45,766,572	—	—
Health care	5,051,665	5,051,665	—	—
Industrials	13,064,942	13,064,942	—	—
Information technology	24,411,893	24,411,893	—	—
Materials	2,889,084	2,889,084	—	—
Short-term investments	9,688,000	—	9,688,000	—
Total investments in securities	$156,885,454	$140,846,744	$16,038,710	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

25

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, during the year ended July 31, 2015, the fund and other affiliated funds had entered into an agreement with Citibank N.A. that enabled them to participate in a $300 million unsecured committed line of credit. Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2015 were $547. For the year ended July 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class. Through November 30, 2014, class-specific expenses, such as state registration fees, and printing and postage, for all classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$1,500,073	$146,012
Long-term capital gains	2,664,074	523,006
Total	$4,164,147	$669,018

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31,

26

2015, the components of distributable earnings on a tax basis consisted of $1,310,564 of undistributed ordinary income and $3,671,592 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, partnerships and characterization of distributions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2.5 billion of the fund's aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expense at 1.30%, 2.00% and 0.94% for Class A, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses. The current expense limitation agreement expires on November 30, 2015 for Class A, Class C and Class I shares, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the Advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which "Other expenses" of the fund exceed 0.20% of the average annual net assets of the

27

fund. "Other expenses" means all of the expenses of the fund, excluding: advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, acquired fund fees, and short dividend expense. Prior to March 28, 2015, this waiver was voluntary. The current expense limitation agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended July 31, 2015:

Class	Expense reductions	Class	Expense reductions
Class A	$1,435	Class R4	$3
Class C	5,388	Class R6	11
Class I	8,066	Class NAV	9,220
Class R2	3	Total	$24,126

The investment management fees, including the impact of the waivers and reimbursement described above, incurred for the year ended July 31, 2015 were equivalent to a net annual effective rate of 0.66% of the fund's average daily net assets.

Expense recapture. Prior to October 1, 2014, the Advisor was allowed to recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund was below its expense limitation during this period. The amount recovered during the year ended July 31, 2015 was $29,746. These amounts were $2,958, $26, $1,816, and $24,946, respectively for Class A, Class C, Class I, and Class NAV.

Effective October 1, 2014, the expense recapture program was terminated.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the Distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at that time. This contractual waiver amounted to $36 for Class R4 shares for the year ended July 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $114,847 for the year ended July 31, 2015. Of this amount, $19,001 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $94,528 was paid as sales commissions to broker-dealers and $1,318 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

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Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2015, CDSCs received by the Distributor amounted to $95 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$55,084	$22,843	$5,909	$1,022
Class C	7,582	953	5,475	21
Class I	—	8,080	6,723	326
Class R2	93	6	—	—
Class R4	91	6	—	—
Class R6	—	7	—	—
Total	$62,850	$31,895	$18,107	$1,369

Effective December 1, 2014, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period December 1, 2014 to July 31, 2015, state registration fees and printing and postage amounted to $32,659 and $5,641, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2015 and 2014 were as follows:

		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	884,735	$13,579,734	408,569	$5,649,622
Distributions reinvested	25,236	376,013	28,203	390,311
Repurchased	(478,493)	(7,319,133)	(119,234)	(1,652,524)
Net increase	431,478	$6,636,614	317,538	$4,387,409

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		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class C shares[1]
Sold	121,241	$1,858,832	8,387	$121,980
Distributions reinvested	716	10,683	—	—
Repurchased	(16,486)	(251,768)	—	—
Net increase	105,471	$1,617,747	8,387	$121,980
Class I shares
Sold	785,393	$11,927,565	240,996	$3,382,612
Distributions reinvested	13,585	203,360	10,948	151,848
Repurchased	(551,723)	(8,283,059)	(49,459)	(673,796)
Net increase	247,255	$3,847,866	202,485	$2,860,664
Class R2 shares[2]
Sold	6,822	$103,250	—	—
Repurchased	(208)	(3,296)	—	—
Net increase	6,614	$99,954	—	—
Class R4 shares[3]
Sold	6,614	$100,000	—	—
Net increase	6,614	$100,000	—	—
Class R6 shares[4]
Sold	10,228	$157,480	—	—
Net increase	10,228	$157,480	—	—
Class NAV shares[5]
Sold	315,770	$4,684,625	9,284,732	$135,000,000
Distributions reinvested	233,435	3,494,516	—	—
Repurchased	(1,975,230)	(30,247,794)	(359,378)	(5,328,604)
Net increase (decrease)	(1,426,025)	($22,068,653)	8,925,354	$129,671,396
Total net increase (decrease)	(618,365)	($9,608,992)	9,453,764	$137,041,449

1 The inception date for Class C shares is 6-27-14.

2 The inception date for Class R2 shares is 3-27-15.

3 The inception date for Class R4 shares is 3-27-15.

4 The inception date for Class R6 shares is 3-27-15.

5 The inception date for Class NAV shares is 6-26-14.

Affiliates of the fund owned 100%, 100%, 65% and 100% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV, respectively, on July 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $62,584,792 and $82,805,362, respectively, for the year ended July 31, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2015, funds within the John Hancock group of funds complex held 77.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
JHVIT Lifestyle Moderate MVP	54.4%
JHVIT Lifestyle Conservative MVP	22.9%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental All Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental All Cap Core Fund (the "Fund") at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $2,664,074 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-year period ended December 31, 2014 and outperformed its benchmark index and its peer group average for the three-year period

35

ended December 31, 2014. The Board took into account management's discussion of the fund's performance, noting the fund's favorable performance relative to the benchmark index and the peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

41

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

42

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

43

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF216829	376A 7/15 9/15

John Hancock

Fundamental Large Cap Core Fund

Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
20	Notes to financial statements
27	Auditor's report
28	Tax information
29	Continuation of investment advisory and subadvisory agreements
34	Trustees and Officers
38	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks posted strong gains

The U.S. stock market continued its climb, overcoming multiple headwinds, including plunging energy prices, slowing growth in China, Greece's debt crisis, and a strong U.S. dollar.

Healthcare and consumer sectors led the market

Healthcare, consumer discretionary, and consumer staples stocks were the clear-cut winners, posting much higher returns than the fund's benchmark, the S&P 500 Index.

Security selection drove the fund's outperformance

Despite being underweight in the healthcare sector, the fund beat its benchmark through stock selection, which was especially favorable in the consumer discretionary sector.

PORTFOLIO COMPOSITION AS OF 7/31/15 (%)

A note about risks

A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies.Large company stocks could fall out of favor. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Illiquid securities may be difficult to sell at a price approximating their value. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Managers Emory W. (Sandy) Sanders, Jr., CFA, and Walter T. McCormick, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

Walter T. McCormick, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market backdrop for the year ended July 31, 2015?

U.S. equities posted another surprisingly strong year, despite a number of challenges. Stocks benefited as the U.S. economy generally showed modest improvement, although the severe winter weather did stall the recovery's progress in the first quarter of 2015. Continued low interest rates, rising consumer confidence, and largely favorable corporate earnings also helped drive gains. Companies with strong earnings growth did especially well, with certain large index components accounting for a disproportionate share of the market's advance. Volatility, however, increased as the year unfolded. Concerns included a steep drop in oil prices, geopolitical unrest in the Middle East, and a strong U.S. dollar. Uncertainty around Greece's debt problems and an economic slowdown in China further unsettled investors, as did shifting expectations for when the U.S. Federal Reserve might raise key short-term interest rates. Within the broad-based S&P 500 Index, the healthcare and consumer discretionary sectors posted especially strong returns, followed by consumer staples. By contrast, energy stocks ended the year with a steep decline.

What was your strategy for navigating this environment?

Bottom-up security selection and a long-term perspective are always at the heart of our process. Our focus was on financially sound, large-cap companies with competitive advantages and the ability to generate substantial cash flow over a sustained period. As always, we tried to buy these types of stocks at a discount to our estimate of intrinsic value, which often occurs when fundamentals, such as sales growth and profit margins, are temporarily depressed or when investor sentiment is weak. For the first half of the period, our security selection detracted from relative performance. Our patience, however, was well rewarded in the second half of the period.

"Stock picks in consumer discretionary were by far the biggest driver of outperformance."

Where did your investment choices have the biggest impact?

Stock picks in consumer discretionary were by far the biggest driver of the fund's outperformance relative to its benchmark, the S&P 500 Index. The top individual standout here was e-commerce leader Amazon.com, Inc., a longtime overweight that represented, on average, over 5% of the fund's net assets during the period. The stock posted a 71% gain over the past 12 months, buoyed by improved revenue growth and profit margins. Better-than-expected results in the company's cloud computing business, strength in its core North American market—which was partly driven by the success of the Prime membership program—and reduced investment spending helped fuel the stock's steep rise.

Which other consumer discretionary stocks stood out?

A number of the fund's investments benefited as the U.S. housing market continued to recover. A sizable overweight in Lennar Corp., a leading U.S. home builder, helped relative performance, as an increase in home sales, real estate prices, and order backlogs drove the stock up nearly 47% over the 12-month period. An out-of-index investment in mattress company Tempur Sealy International, Inc. and an overweight in home improvement retailer Lowe's Companies, Inc. also contributed. Tempur Sealy's shares benefited from a management change, a focus on cost containment, and progress integrating the Sealy acquisition. Shares of Lowe's rallied as better customer service, pricing, and selection boosted same-store sales. Last, we should mention home builder NVR, Inc., another out-of-index position. NVR operates mainly in the Mid-Atlantic and Midwest, where the

SECTOR COMPOSITION AS OF 7/31/15 (%)

"The fund had above-average exposure to a number of big banks and insurance companies, which rallied in anticipation of higher interest rates."
housing comeback had lagged. These regions finally began to turn the corner, attracting investors to the stock.

Where else did the fund gain ground versus its benchmark?

A sizable overweight and favorable security selection in financials helped. The fund had above-average exposure to a number of big banks and insurance companies, which rallied in anticipation of higher interest rates. Increased volatility and a pickup in merger and acquisitions also aided some of the fund's holdings with capital markets exposure. Not owning any materials stocks was another plus, as weak commodity prices weighed on the sector. In terms of individual contributors, social network company Facebook, Inc. stood out, thanks to the company's success in growing revenues through advertising on mobile devices. Underexposure to integrated energy company Exxon Mobil Corp. was another good move, as declining oil prices pressured the stock's return.

Were there sectors that hindered relative performance?

Yes, an underweight in the top-performing healthcare sector cost the fund the most ground. We stuck with our investment discipline, finding relatively few healthcare stocks that met our valuation criteria, even as investor enthusiasm drove added gains in stocks that already seemed expensive to

TOP 10 HOLDINGS AS OF 7/31/15 (%)

Apple, Inc.	4.7
Amazon.com, Inc.	4.7
Bank of America Corp.	4.7
Citigroup, Inc.	4.3
JPMorgan Chase & Co.	4.3
Facebook, Inc., Class A	4.2
Lennar Corp., Class A	3.9
American International Group, Inc.	3.1
The Goldman Sachs Group, Inc.	2.9
Tempur Sealy International, Inc.	2.6
TOTAL	39.4
As a percentage of net assets.
Cash and cash equivalents are not included.

us. Positioning in consumer staples, another underweight, and in energy further detracted from results versus the fund's benchmark.

Where were the biggest individual detractors?

Energy stocks dominated the list, as oversupply and slowing demand caused crude oil prices to slide over 50% this past year. An overweight in exploration and production company Apache Corp. hurt the most, followed by an above-average stake in natural gas provider Southwestern Energy Company. Pipeline capacity constraints in the Northeast and Southwestern's decision to take on added debt to acquire more property further pressured its shares. An investment in energy services company Schlumberger, Ltd. fell as exploration and production companies cut back on drilling. Elsewhere, an investment in semiconductor chip company QUALCOMM, Inc. detracted, hindered by slowing smartphone growth, increased competition for mobile communications chips, and overseas challenges to its licensing business.

How was the fund positioned at period end?

We kept focused on higher-quality companies with strong cash flow growth and reasonable valuations. Our expectation is that it will become increasingly important to separate the better- quality companies from the also-rans and the companies that can deliver strong earnings growth from those that can't. The fund ended the period with a sizable overweight in financials, where many companies stand to benefit from higher interest rates, and it had above-benchmark exposure to consumer discretionary stocks, which often do well when economic growth picks up. However, we reduced the fund's stake in information technology, bringing it more in line with the index weighting, and redeployed the proceeds into industrials, which have been pressured by slowing global economic growth and a strong U.S. dollar.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Walter T. McCormick, CFA On the fund since 2011 Investing since 1970
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, and Walter T. McCormick, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	8.12	12.41	62.82
Class I2	14.21	14.26	74.29
Index†	11.21	13.72	70.89

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Gross (%)	1.54	1.22
Net (%)	1.30	0.94

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the S&P 500 Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the S&P 500 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	6-1-11	17,429	17,429	17,089

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	For certain types of investors as described in the fund's prospectus.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,130.30	$6.87	1.30%
Class I	1,000.00	1,132.00	4.97	0.94%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.30	$6.51	1.30%
Class I	1,000.00	1,020.10	4.71	0.94%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Fund's investments

As of 7-31-15
	Shares	Value
Common stocks 94.3%		$55,994,616
(Cost $46,269,856)
Consumer discretionary 20.5%		12,155,762
Household durables 8.6%
Lennar Corp., Class A	43,785	2,322,356
NVR, Inc. (I)	820	1,221,833
Tempur Sealy International, Inc. (I)	20,459	1,545,677
Internet and catalog retail 4.7%
Amazon.com, Inc. (I)	5,208	2,792,271
Specialty retail 3.6%
CarMax, Inc. (I)	15,102	974,230
Lowe's Companies, Inc.	16,734	1,160,670
Textiles, apparel and luxury goods 3.6%
adidas AG	7,944	650,076
Ralph Lauren Corp.	11,825	1,488,649
Consumer staples 3.7%		2,206,943
Beverages 3.7%
Diageo PLC, ADR	6,084	683,294
PepsiCo, Inc.	9,609	925,827
SABMiller PLC	11,400	597,822
Energy 7.3%		4,311,970
Energy equipment and services 2.4%
Schlumberger, Ltd.	16,881	1,398,084
Oil, gas and consumable fuels 4.9%
Apache Corp.	9,012	413,290
Cabot Oil & Gas Corp.	15,731	411,523
Chevron Corp.	4,352	385,065
Exxon Mobil Corp.	5,559	440,328
Occidental Petroleum Corp.	11,440	803,088
Southwestern Energy Company (I)	24,763	460,592
Financials 26.4%		15,651,975
Banks 14.4%
Bank of America Corp.	155,598	2,782,092
Citigroup, Inc.	43,898	2,566,277
JPMorgan Chase & Co.	37,226	2,551,098
Wells Fargo & Company	10,838	627,195
Capital markets 5.4%
Morgan Stanley	24,612	955,930
T. Rowe Price Group, Inc.	7,096	547,314

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
The Goldman Sachs Group, Inc.	8,480	$1,738,994
Consumer finance 1.2%
American Express Company	9,196	699,448
Insurance 3.9%
American International Group, Inc.	28,898	1,852,940
Prudential Financial, Inc.	5,213	460,621
Real estate investment trusts 1.5%
American Tower Corp.	9,148	870,066
Health care 7.1%		4,218,632
Biotechnology 2.1%
Amgen, Inc.	7,129	1,258,910
Health care equipment and supplies 1.6%
Medtronic PLC	11,916	934,095
Pharmaceuticals 3.4%
Merck & Company, Inc.	17,164	1,011,989
Novartis AG, ADR	9,770	1,013,638
Industrials 8.3%		4,964,480
Aerospace and defense 1.2%
United Technologies Corp.	7,478	750,118
Air freight and logistics 1.2%
United Parcel Service, Inc., Class B	7,208	737,811
Industrial conglomerates 3.1%
Danaher Corp.	8,464	774,964
General Electric Company	40,241	1,050,290
Machinery 1.0%
Caterpillar, Inc.	7,574	595,544
Professional services 1.8%
IHS, Inc., Class A (I)	8,444	1,055,753
Information technology 21.0%		12,484,854
Communications equipment 3.6%
Cisco Systems, Inc.	40,512	1,151,351
QUALCOMM, Inc.	15,323	986,648
Internet software and services 11.1%
Alibaba Group Holding, Ltd., ADR (I)	7,240	567,182
eBay, Inc. (I)	11,877	333,981
Facebook, Inc., Class A (I)	26,573	2,498,128
Google, Inc., Class A (I)	1,931	1,269,633
Google, Inc., Class C (I)	1,936	1,211,181
LinkedIn Corp., Class A (I)	3,555	722,589

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Information technology (continued)
IT services 0.8%
PayPal Holdings, Inc. (I)	11,877	$459,640
Software 0.8%
Oracle Corp.	12,047	481,157
Technology hardware, storage and peripherals 4.7%
Apple, Inc.	23,111	2,803,364
Short-term investments 6.8%		$4,021,000
(Cost $4,021,000)
Repurchase agreement 6.8%		4,021,000
Barclays Tri-Party Repurchase Agreement dated 7-31-15 at 0.130% to be repurchased at $4,021,044 on 8-3-15, collateralized by $3,384,900 U.S. Treasury Inflation Indexed Notes, 2.375% - 2.500% due 7-15-16 to 1-15-17 (valued at $4,101,486, including interest)	4,021,000	4,021,000
Total investments (Cost $50,290,856)† 101.1%		$60,015,616
Other assets and liabilities, net (1.1%)		($673,198)
Total net assets 100.0%		$59,342,418

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $50,463,817. Net unrealized appreciation aggregated $9,551,799, of which $10,880,631 related to appreciated investment securities and $1,328,832 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments, at value (Cost $50,290,856)	$60,015,616
Cash	118,479
Receivable for fund shares sold	160,811
Dividends and interest receivable	22,233
Receivable due from advisor	14,538
Other receivables and prepaid expenses	23,136
Total assets	60,354,813
Liabilities
Payable for investments purchased	875,145
Payable for fund shares repurchased	77,185
Payable to affiliates
Accounting and legal services fees	1,081
Transfer agent fees	5,759
Other liabilities and accrued expenses	53,225
Total liabilities	1,012,395
Net assets	$59,342,418
Net assets consist of
Paid-in capital	$47,455,449
Undistributed net investment income	104,062
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,058,179
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	9,724,728
Net assets	$59,342,418

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($8,048,126 ÷ 501,388 shares)[1]	$16.05
Class I ($51,294,292 ÷ 3,181,347 shares)	$16.12
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.89

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the year ended 7-31-15

Investment income
Dividends	$749,035
Interest	763
Less foreign taxes withheld	(5,914)
Total investment income	743,884
Expenses
Investment management fees	379,334
Distribution and service fees	26,438
Accounting and legal services fees	6,025
Transfer agent fees	60,206
Trustees' fees	680
State registration fees	42,834
Printing and postage	11,090
Professional fees	48,958
Custodian fees	7,053
Registration and filing fees	30,991
Expense recapture	710
Other	7,543
Total expenses	621,862
Less expense reductions	(98,311)
Net expenses	523,551
Net investment income	220,333
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	2,418,574
2,418,574
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	4,210,126
4,210,126
Net realized and unrealized gain	6,628,700
Increase in net assets from operations	$6,849,033

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment income	$220,333	$162,952
Net realized gain	2,418,574	1,053,677
Change in net unrealized appreciation (depreciation)	4,210,126	2,810,947
Increase in net assets resulting from operations	6,849,033	4,027,576
Distributions to shareholders
From net investment income
Class A	(6,695)	(17,255)
Class I	(178,315)	(145,853)
From net realized gain
Class A	(192,002)	(136,434)
Class I	(939,045)	(536,586)
Total distributions	(1,316,057)	(836,128)
From fund share transactions	13,080,923	14,790,023
Total increase	18,613,899	17,981,471
Net assets
Beginning of year	40,728,519	22,747,048
End of year	$59,342,418	$40,728,519
Undistributed net investment income	$104,062	$70,580

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$14.43	$12.95	$10.35	$9.73	$10.00
Net investment income[2]	0.02	0.03	0.06	0.04	—	[3]
Net realized and unrealized gain (loss) on investments	1.95	1.80	2.67	0.64	(0.27)
Total from investment operations	1.97	1.83	2.73	0.68	(0.27)
Less distributions
From net investment income	(0.01)	(0.04)	(0.02)	(0.03)	—
From net realized gain	(0.34)	(0.31)	(0.11)	(0.03)	—
Total distributions	(0.35)	(0.35)	(0.13)	(0.06)	—
Net asset value, end of period	$16.05	$14.43	$12.95	$10.35	$9.73
Total return (%)[4,5]	13.81	14.23	26.53	7.09	(2.70	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$7	$5	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.50	1.73	2.45	6.29	5.95	[7]
Expenses including reductions	1.30	1.30	1.30	1.30	1.30	[7]
Net investment income (loss)	0.14	0.22	0.56	0.46	(0.12	) [7]
Portfolio turnover (%)	27	23	31	40	4

1	Period from 6-1-11 (commencement of operations) to 7-31-11.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Not annualized.
7	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$14.49	$13.00	$10.38	$9.74	$10.00
Net investment income[2]	0.07	0.08	0.11	0.09	0.01
Net realized and unrealized gain (loss) on investments	1.96	1.80	2.67	0.64	(0.27)
Total from investment operations	2.03	1.88	2.78	0.73	(0.26)
Less distributions
From net investment income	(0.06)	(0.08)	(0.05)	(0.06)	—
From net realized gain	(0.34)	(0.31)	(0.11)	(0.03)	—
Total distributions	(0.40)	(0.39)	(0.16)	(0.09)	—
Net asset value, end of period	$16.12	$14.49	$13.00	$10.38	$9.74
Total return (%)[3]	14.21	14.62	27.07	7.58	(2.60	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$51	$34	$18	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.22	1.80	7.53	5.61	[5]
Expenses including reductions	0.94	0.94	0.92	0.84	0.84	[5]
Net investment income	0.48	0.58	0.89	0.93	0.36	[5]
Portfolio turnover (%)	27	23	31	40	4

1	Period from 6-1-11 (commencement of operations) to 7-31-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS19

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2015, by major security category or type:

	Total value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$12,155,762	$11,505,686	$650,076	—
Consumer staples	2,206,943	1,609,121	597,822	—
Energy	4,311,970	4,311,970	—	—
Financials	15,651,975	15,651,975	—	—
Health care	4,218,632	4,218,632	—	—
Industrials	4,964,480	4,964,480	—	—
Information technology	12,484,854	12,484,854	—	—
Short-term investments	4,021,000	—	4,021,000	—
Total investments in securities	$60,015,616	$54,746,718	$5,268,898	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, during the year ended July 31, 2015 the fund and other affiliated funds had an agreement with Citibank N.A. that enabled them to participate in a $300 million unsecured committed line of credit. Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2015 were $511. For the year ended July 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through November 30, 2014, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$370,035	$310,126
Long-Term Capital Gain	946,022	526,002
Total	$1,316,057	$836,128

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31,

2015, the components of distributable earnings on a tax basis consisted of $266,075 of undistributed ordinary income and $2,069,127 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.725% of the first $500 million of the fund's average daily net assets; b) 0.700% of the next $500 million of the fund's average daily net assets; c) 0.675% of the next $500 million of the fund's average daily net assets; and d) 0.650% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expense at 1.30% and 0.94% for Class A and Class I shares respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, underlying fund expenses, and short dividend expense. The current expense limitation agreement expires on November 30, 2015 for Class A and Class I shares, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at the time.

The Advisor has voluntarily agreed to reduce a portion of its management fee or make payments to the fund if certain expenses of the fund exceed 0.20% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, transfer agent and service fees, short dividend expense, and acquired fund fees. Prior to December 1, 2014, this voluntary waiver also excluded blue sky fees and printing and postage. This expense reduction will continue in effect until terminated at any time by the Advisor on notice of the fund.

The expense reductions described above amounted to $16,670 and $81,641 for Class A and Class I shares, respectively, for the year ended July 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2015 were equivalent to a net annual effective rate of 0.54% of the fund's average daily net assets.

Expense recapture. Prior to October 1, 2014, the Advisor was allowed to recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. The amount recovered during the year ended July 31, 2015 was $710. Class A recovered $121 and Class I recovered $589.

Effective October 1, 2014, the expense recapture program was terminated.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares for distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $25,644 for the year ended July 31, 2015. Of this amount, $4,284 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $21,360 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2015, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

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Class level expenses. Class level expenses for the year ended July 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$26,438	$10,943	$6,263	$711
Class I	—	49,263	6,583	2,505
Total	$26,438	$60,206	$12,846	$3,216

Effective December 1, 2014, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period December 1, 2014 to July 31, 2015, state registration fees and printing and postage amounted to $29,988 and $7,874, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2015 and 2014 were as follows:

		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	278,791	$4,222,703	191,257	$2,651,645
Distributions reinvested	8,847	132,614	6,201	86,878
Repurchased	(277,473)	(4,213,719)	(77,648)	(1,081,548)
Net increase	10,165	$141,598	119,810	$1,656,975
Class I shares
Sold	1,314,366	$19,848,958	1,351,001	$18,686,613
Distributions reinvested	74,368	1,117,014	48,616	682,083
Repurchased	(529,806)	(8,026,647)	(456,873)	(6,235,648)
Net increase	858,928	$12,939,325	942,744	$13,133,048
Total net increase	869,093	$13,080,923	1,062,554	$14,790,023

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $23,790,174 and $13,622,716, respectively, for the year ended July 31, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Note 8 — Subsequent event

On September 16, 2015, the Board of Trustees approved a proposal to merge John Hancock Fundamental Large Cap Core Fund into John Hancock Large Cap Equity Fund. Shareholders of John Hancock Fundamental Large Cap Core Fund are expected to meet on January 19, 2016, to vote on the proposal. If approved, the merger is expected to be completed on or about February 5, 2016. John Hancock Large Cap Core Fund will close to new investors after the close of business on October 23, 2015. The fund will remain open to purchases and redemptions from existing shareholders until on or about February 5, 2016.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Large Cap Core Fund (the "Fund") at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $946,022 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2014. The Board noted that the fund underperformed its peer group average for the one-year period and outperformed its

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peer group average for the three-year period ended December 31, 2014. The Board took into account management's discussion of the fund's performance, noting the fund's favorable performance relative to the peer group for the three-year period. The Board also concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

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The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

35

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

36

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

37

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

38

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF216830	372A 7/15 9/15

John Hancock

Fundamental Large Cap Value Fund

Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
24	Notes to financial statements
32	Auditor's report
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Value stocks lagged growth

As the U.S. equity market continued its climb, stocks marked by their attractive valuations fell significantly behind companies with strong earnings growth.

Healthcare returns led the market

Healthcare stocks were standout performers, while energy stocks posted a steep decline.

Security selection drove the fund's outperformance

Despite being underweight in healthcare, the fund beat its benchmark, the Russell 1000 Value Index, through stock selection, which was especially favorable in the consumer discretionary sector.

PORTFOLIO COMPOSITION AS OF 7/31/15 (%)

A note about risks

A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause a fund to at times underperform equity funds that use other investment strategies. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Illiquid securities may be difficult to sell at a price approximating their value. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Managers Emory W. (Sandy) Sanders, Jr., CFA, and Walter T. McCormick, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

Walter T. McCormick, CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market backdrop for the year ended July 31, 2015?

U.S. equities had another positive year, but the rising tide did not lift all boats. Companies with demonstrated strong earnings growth produced much higher returns than value stocks. The market generally benefited as the U.S. economy showed modest improvement, although severe winter weather did stall the recovery's progress in the first quarter of 2015. Continued low interest rates, rising consumer confidence, and largely favorable corporate earnings also helped drive gains; however, volatility increased as the year unfolded. Concerns included a steep drop in oil prices, a strong U.S. dollar, and geopolitical unrest in the Middle East. Uncertainty around Greece's debt problems and a slowdown in China's economic expansion further unsettled investors, as did shifting expectations for when the U.S. Federal Reserve might raise key short-term interest rates. Within the fund's benchmark, the Russell 1000 Value Index, healthcare produced the strongest gain by far, with above-market returns also coming from financials, consumer staples, and consumer discretionary. Energy and materials, however, posted sizable declines, and telecommunication services and information technology were also weak performers.

What was your approach in this environment?

We kept our bottom-up focus on financially sound, large-cap companies with competitive advantages and the ability to generate substantial cash flow over a sustained period. As always, we tried to invest in these types of companies when their stocks seemed to be selling at a significant discount relative to our estimate of intrinsic value, which often occurs when fundamentals, such as sales growth and profit margins, are temporarily depressed or investor sentiment is weak. For the first half of the period, our security selection and sector allocations detracted from relative performance; our patience, however, was well rewarded in the second half of the period, as many of our stock picks rebounded.

4

"We favored companies that we thought could benefit as the U.S. housing market slowly recovered, and they definitely delivered."

Where did security selection stand out?

Consumer discretionary was by far the biggest driver in pushing the fund ahead of its benchmark. We favored companies that we thought could benefit as the U.S. housing market slowly recovered, and they definitely delivered. A sizable overweight in Lennar Corp., a leading U.S. home builder, helped, as an increase in home sales, real estate prices, and order backlogs drove the stock up nearly 47% over the 12-month period. Out-of-index investments in home improvement retailer Lowe's Companies, Inc. and mattress company Tempur Sealy International, Inc. also contributed to outperformance. Shares of Lowe's rallied as better customer service, pricing, and selection boosted same-store sales, while Tempur Sealy's stock price benefited from a management change, the company's focus on cost containment, and its progress integrating the Sealy acquisition.

Where else did the fund gain ground versus the benchmark?

Security selection in financials and information technology also contributed, followed—to a lesser extent—by our picks in materials. Within financials, which was an overweight in the fund, above-average stakes in a number of big banks and insurance companies helped, as the stocks rallied in anticipation of higher interest rates. Individual standouts included diversified insurance company American International Group, Inc., which also benefited as more investors began to take notice of the company's efforts to improve its underwriting operations, control expenses, and grow its book value over time. Another top contributor was consumer loan company Santander Consumer USA

SECTOR COMPOSITION AS OF 7/31/15 (%)

5

Holdings, Inc., a new addition to the portfolio this past year. A subprime automotive lender, the company profited as the improving economy boosted auto sales and lowered loan defaults.

Which information technology positions boosted relative performance?

An out-of-index and sizable position in consumer tech leader Apple, Inc. had the biggest impact in that sector. Apple's shares climbed sharply higher, buoyed by strong demand for the new iPhone 6, the successful launch of the Apple Watch, sales growth in China, and a large share buyback program. We locked in some profits and reduced the fund's stake before period end. Elsewhere, having a sizable underweight in large index component Exxon Mobil Corp. helped performance, as low energy prices pressured the integrated energy company's return.

Were there certain sectors that hindered results versus the benchmark?

Yes, an underweight in the top-performing healthcare sector and security selection in energy and consumer staples detracted from relative performance. In healthcare, we found relatively few stocks that met our valuation criteria. However, not owning certain index components, including large-cap pharmaceutical companies that investors bid up and health insurers that benefited from industry consolidation, definitely hurt.

What happened in energy?

Oversupply and slowing demand globally caused crude oil prices to slide over 50% this past year, pressuring returns across the sector. The fund had overweights in exploration and production companies Apache Corp. and Occidental Petroleum Corp., which fell sharply over the 12-month period. We held on to both positions, believing these are well-run companies with good assets that have been punished by weak oil prices. In addition, investments in energy services companies Weatherford International PLC and National Oilwell Varco, Inc. declined due to slowing demand

TOP 10 HOLDINGS AS OF 7/31/15 (%)

JPMorgan Chase & Co.	5.1
American International Group, Inc.	4.9
Bank of America Corp.	4.9
Citigroup, Inc.	4.8
Lennar Corp., Class A	4.3
The Goldman Sachs Group, Inc.	3.9
Apple, Inc.	3.6
Tempur Sealy International, Inc.	3.1
General Electric Company	3.1
Morgan Stanley	2.8
TOTAL	40.5
As a percentage of net assets.
Cash and cash equivalents are not included.

6

from exploration and production companies, which cut back on capital spending and asked for price concessions. Last, an out-of-index position in United Rentals, Inc. detracted. Although this is an industrials company, part of its business involves renting heavy equipment to energy companies. As energy demand slowed, the stock fell sharply, even though the rest of the company's businesses, including segments tied to nonresidential construction, picked up.

Did you end up repositioning the fund before period end?

We made some relatively minor changes, largely driven by bottom-up security selection. Most notable was our decision to reduce certain technology positions, either to lock in profits or because of reduced earnings growth prospects. These sales lowered the fund's overweight in the information technology sector. However, we kept a much-higher-than-index stake in consumer discretionary, where stocks tend to gain from a pickup in economic growth, and a slight overweight in financials, many of which stand to benefit from higher interest rates.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Walter T. McCormick, CFA On the fund since 2011 Investing since 1970
Nicholas P. Renart On the fund since 2015 Investing since 2005

COUNTRY COMPOSITION AS OF 7/31/15 (%)

United States	83.8
United Kingdom	3.9
Germany	2.8
Switzerland	2.8
Netherlands	2.5
Ireland	2.0
South Korea	1.2
France	1.0
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, and Walter T. McCormick, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	Since inception		Since inception
Class A	2.26	12.53	[1]	63.57	[1]
Class C	5.73	4.66	[2]	5.12	[2]
Class I3	7.93	14.36	[1]	74.91	[1]
Class R2[3,4]	7.87	14.09	[1]	73.20	[1]
Class R4[3,4]	7.87	14.09	[1]	73.20	[1]
Class R6[3,4]	8.30	14.63	[1]	76.65	[1]
Class NAV[3]	8.23	21.67	[5]	116.66	[5]
Index†	6.40	12.56	[1]	63.73	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.10	1.79	0.77	1.18	1.03	0.68	0.66
Net (%)	1.10	1.79	0.77	1.18	0.93	0.66	0.66

*	Expenses have been estimated for the fund's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C6	6-27-14	10,512	10,512	10,472
Class I3	6-1-11	17,491	17,491	16,373
Class R2[3,4]	6-1-11	17,320	17,320	16,373
Class R4[3,4]	6-1-11	17,320	17,320	16,373
Class R6[3,4]	6-1-11	17,665	17,665	16,373
Class NAV[3]	8-23-11	21,666	21,666	19,983

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	From 6-27-14.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
5	From 8-23-11.
6	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,088.10	$5.64	1.09%
Class C	1,000.00	1,083.00	10.33	2.00%
Class I	1,000.00	1,089.20	4.77	0.92%
Class R2[2]	1,000.00	1,036.50	3.27	0.93%
Class R4[2]	1,000.00	1,036.50	2.88	0.82%
Class R6[2]	1,000.00	1,037.30	2.32	0.66%
Class NAV	1,000.00	1,090.10	3.42	0.66%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.40	$5.46	1.09%
Class C	1,000.00	1,014.90	9.99	2.00%
Class I	1,000.00	1,020.20	4.61	0.92%
Class R2	1,000.00	1,020.20	4.66	0.93%
Class R4	1,000.00	1,020.70	4.11	0.82%
Class R6	1,000.00	1,021.50	3.31	0.66%
Class NAV	1,000.00	1,021.50	3.31	0.66%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
2	Expenses are equal to the fund's annualized expense ratio for Class R2, Class R4, and Class R6 shares, multiplied by the average account value over the period, multiplied by 126/365 (to reflect the period).

11

Fund's investments

As of 7-31-15
	Shares	Value
Common stocks 99.0%		$1,297,309,314
(Cost $999,497,567)
Consumer discretionary 17.0%		222,486,832
Diversified consumer services 1.1%
DeVry Education Group, Inc.	464,420	14,109,080
Household durables 9.3%
Lennar Corp., Class A	1,069,962	56,750,782
NVR, Inc. (I)	17,028	25,372,401
Tempur Sealy International, Inc. (I)	533,940	40,339,167
Specialty retail 2.5%
Lowe's Companies, Inc.	464,719	32,232,910
Textiles, apparel and luxury goods 4.1%
adidas AG	441,627	36,139,343
Ralph Lauren Corp.	139,353	17,543,149
Consumer staples 9.8%		128,799,492
Beverages 5.6%
Diageo PLC, ADR	135,320	15,197,789
Heineken Holding NV	201,508	13,963,528
PepsiCo, Inc.	235,206	22,662,098
SABMiller PLC	411,794	21,594,702
Food products 1.0%
Danone SA	187,436	12,716,084
Household products 1.1%
The Procter & Gamble Company	194,951	14,952,742
Tobacco 2.1%
Imperial Tobacco Group PLC	268,713	14,101,134
Philip Morris International, Inc.	159,142	13,611,415
Energy 8.1%		106,290,220
Energy equipment and services 1.5%
National Oilwell Varco, Inc.	155,083	6,533,647
Weatherford International PLC (I)	1,179,451	12,596,537
Oil, gas and consumable fuels 6.6%
Apache Corp.	333,366	15,288,165
Cabot Oil & Gas Corp.	604,940	15,825,230
Chevron Corp.	181,069	16,020,985
Exxon Mobil Corp.	149,002	11,802,448
Occidental Petroleum Corp.	402,040	28,223,208

12SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 35.7%		$468,065,707
Banks 18.5%
Bank of America Corp.	3,597,832	64,329,236
CIT Group, Inc.	577,776	27,178,583
Citigroup, Inc.	1,073,400	62,750,964
JPMorgan Chase & Co.	973,714	66,728,620
Wells Fargo & Company	374,119	21,650,267
Capital markets 10.6%
AllianceBernstein Holding LP	1,146,299	31,488,834
Morgan Stanley	946,454	36,760,273
State Street Corp.	258,920	19,822,915
The Goldman Sachs Group, Inc.	248,836	51,028,799
Consumer finance 1.7%
Santander Consumer USA Holdings, Inc. (I)	901,770	21,804,799
Insurance 4.9%
American International Group, Inc.	1,006,276	64,522,417
Health care 6.8%		88,967,345
Biotechnology 1.4%
Amgen, Inc.	103,010	18,190,536
Health care equipment and supplies 2.0%
Medtronic PLC	333,739	26,161,800
Pharmaceuticals 3.4%
Merck & Company, Inc.	358,837	21,157,030
Novartis AG, ADR	226,101	23,457,979
Industrials 8.4%		110,638,780
Air freight and logistics 1.5%
FedEx Corp.	113,422	19,442,799
Electrical equipment 1.4%
Sensata Technologies Holding NV (I)	358,125	18,378,975
Industrial conglomerates 4.5%
Danaher Corp.	216,671	19,838,397
General Electric Company	1,533,287	40,018,791
Trading companies and distributors 1.0%
United Rentals, Inc. (I)	193,459	12,959,818
Information technology 11.1%		145,077,599
Communications equipment 3.8%
Cisco Systems, Inc.	890,171	25,298,660
QUALCOMM, Inc.	370,271	23,841,750
Software 2.6%
Microsoft Corp.	479,245	22,380,742
Oracle Corp.	294,576	11,765,365

SEE NOTES TO FINANCIAL STATEMENTS13

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 4.7%
Apple, Inc.	383,470	$46,514,911
Samsung Electronics Company, Ltd.	15,057	15,276,171
Materials 2.1%		26,983,339
Paper and forest products 2.1%
Louisiana-Pacific Corp. (I)	1,830,620	26,983,339
	Par value	Value
Short-term investments 0.6%		7,060,000
(Cost $7,060,000)
Barclays Tri-Party Repurchase Agreement dated 7-31-15 at 0.130% to be repurchased at $6,860,074 on 8-3-15, collateralized by $7,076,300 U.S. Treasury Inflation Indexed Notes, 0.375% - 1.875% due 7-15-19 to 7-15-25 (valued at $6,997,368, including interest)	6,860,000	$6,860,000
Repurchase Agreement with State Street Corp. dated 7-31-15 at 0.000% to be repurchased at $200,000 on 8-3-15, collateralized by $215,000 U.S. Treasury Notes, 1.500% due 1-31-22 (valued at $208,830, including interest)	200,000	200,000
Total investments (Cost $1,006,557,567)† 99.6%		$1,304,369,314
Other assets and liabilities, net 0.4%		$5,593,744
Total net assets 100.0%		$1,309,963,058

The percentage shown for each investment is the total value of the category at a percentage of net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $1,004,763,211. Net unrealized appreciation aggregated $299,606,103, of which $342,598,547 related to appreciated investment securities and $42,992,444 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments, at value (Cost $1,006,557,567)	$1,304,369,314
Cash	449
Foreign currency, at value (Cost $64)	64
Receivable for investments sold	4,705,139
Receivable for fund shares sold	109,755
Dividends and interest receivable	903,650
Other receivables and prepaid expenses	84,479
Total assets	1,310,172,850
Liabilities
Payable for fund shares repurchased	51,245
Payable to affiliates
Accounting and legal services fees	27,676
Transfer agent fees	2,209
Trustees' fees	849
Other liabilities and accrued expenses	127,813
Total liabilities	209,792
Net assets	$1,309,963,058
Net assets consist of
Paid-in capital	$954,329,043
Undistributed net investment income	6,982,211
Accumulated net realized gain (loss) on investments and foreign currency transactions	50,842,247
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	297,809,557
Net assets	$1,309,963,058

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($16,157,255 ÷ 1,167,116 shares)[1]	$13.84
Class C ($1,016,205 ÷ 73,463 shares)[1]	$13.83
Class I ($3,025,798 ÷ 217,420 shares)	$13.92
Class R2 ($103,618 ÷ 7,457 shares)	$13.90
Class R4 ($103,654 ÷ 7,457 shares)	$13.90
Class R6 ($155,223 ÷ 11,162 shares)	$13.91
Class NAV ($1,289,401,305 ÷ 92,700,178 shares)	$13.91
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.57

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the year ended 7-31-15

Investment income
Dividends	$24,441,303
Interest	11,956
Less foreign taxes withheld	(359,966)
Total investment income	24,093,293
Expenses
Investment management fees	8,570,189
Distribution and service fees	57,644
Accounting and legal services fees	164,672
Transfer agent fees	25,863
Trustees' fees	19,221
State registration fees	49,111
Printing and postage	4,579
Professional fees	71,188
Custodian fees	189,923
Registration and filing fees	71,584
Expense recapture	1,003
Other	21,786
Total expenses	9,246,763
Less expense reductions	(108,598)
Net expenses	9,138,165
Net investment income	14,955,128
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	68,811,513
68,811,513
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	26,916,056
26,916,056
Net realized and unrealized gain	95,727,569
Increase in net assets from operations	$110,682,697

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment income	$14,955,128	$12,068,220
Net realized gain	68,811,513	70,005,222
Change in net unrealized appreciation (depreciation)	26,916,056	67,916,807
Increase in net assets resulting from operations	110,682,697	149,990,249
Distributions to shareholders
From net investment income
Class A	(84,816)	(61,614)
Class I	(45,603)	(22,556)
Class NAV	(12,196,828)	(12,244,873)
From net realized gain
Class A	(942,378)	(888,460)
Class C	(36,198)	—
Class I	(381,695)	(215,153)
Class NAV	(71,295,344)	(94,200,407)
Total distributions	(84,982,862)	(107,633,063)
From fund share transactions	69,360,401	235,144,807
Total increase	95,060,236	277,501,993
Net assets
Beginning of year	1,214,902,822	937,400,829
End of year	$1,309,963,058	$1,214,902,822
Undistributed net investment income	$6,982,211	$5,891,435

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

Class A Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$13.62	$13.11	$10.27	$9.46	$10.00
Net investment income[2]	0.09	0.07	0.11	0.09	—	[3]
Net realized and unrealized gain (loss) on investments	0.94	1.82	3.32	0.78	(0.54)
Total from investment operations	1.03	1.89	3.43	0.87	(0.54)
Less distributions
From net investment income	(0.07)	(0.09)	(0.10)	(0.03)	—
From net realized gain	(0.74)	(1.29)	(0.49)	(0.03)	—
Total distributions	(0.81)	(1.38)	(0.59)	(0.06)	—
Net asset value, end of period	$13.84	$13.62	$13.11	$10.27	$9.46
Total return (%)[4,5]	7.64	15.08	34.46	9.28	(5.40	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$12	$9	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.14	1.34	1.53	2.80	5.95	[7]
Expenses including reductions	1.13	1.30	1.30	1.30	1.30	[7]
Net investment income	0.62	0.54	0.96	0.94	0.26	[7]
Portfolio turnover (%)	20	24	38	26	5

1	Period from 6-1-11 (commencement of operations) to 7-31-11.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

18SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	7-31-15	7-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$13.66	$13.87
Net investment loss[2]	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.95	(0.20)
Total from investment operations	0.91	(0.21)
Less distributions
From net investment income	—	—
From net realized gain	(0.74)	—
Total distributions	(0.74)	—
Net asset value, end of period	$13.83	$13.66
Total return (%)[3,4]	6.73	(1.51	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.60	17.11	[7]
Expenses including reductions	2.00	2.00	[7]
Net investment loss	(0.26)	(0.69	) [7]
Portfolio turnover (%)	20	24	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS19

Class I Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$13.68	$13.17	$10.30	$9.46	$10.00
Net investment income[2]	0.11	0.13	0.18	0.14	0.01
Net realized and unrealized gain (loss) on investments	0.96	1.81	3.32	0.79	(0.55)
Total from investment operations	1.07	1.94	3.50	0.93	(0.54)
Less distributions
From net investment income	(0.09)	(0.14)	(0.14)	(0.06)	—
From net realized gain	(0.74)	(1.29)	(0.49)	(0.03)	—
Total distributions	(0.83)	(1.43)	(0.63)	(0.09)	—
Net asset value, end of period	$13.92	$13.68	$13.17	$10.30	$9.46
Total return (%)[3]	7.93	15.40	35.11	9.87	(5.40	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$4	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	1.53	1.09	4.03	5.61	[5]
Expenses including reductions	0.93	0.94	0.92	0.84	0.84	[5]
Net investment income	0.76	0.96	1.50	1.44	0.74	[5]
Portfolio turnover (%)	20	24	38	26	5

1	Period from 6-1-11 (commencement of operations) to 7-31-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

20SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.41
Net investment income[2]	0.03
Net realized and unrealized gain on investments	0.46
Total from investment operations	0.49
Net asset value, end of period	$13.90
Total return (%)[3]	3.65	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	[6]
Expenses including reductions	0.92	[6]
Net investment income	0.67	[6]
Portfolio turnover (%)	20	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

Class R4 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.41
Net investment income[2]	0.04
Net realized and unrealized gain on investments	0.45
Total from investment operations	0.49
Net asset value, end of period	$13.90
Total return (%)[3]	3.65	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	[6]
Expenses including reductions	0.82	[6]
Net investment income	0.77	[6]
Portfolio turnover (%)	20	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS21

Class R6 Shares Period ended	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.41
Net investment income[2]	0.05
Net realized and unrealized gain on investments	0.45
Total from investment operations	0.50
Net asset value, end of period	$13.91
Total return (%)[3]	3.73	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	[6]
Expenses including reductions	0.66	[6]
Net investment income	0.94	[6]
Portfolio turnover (%)	20	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

22SEE NOTES TO FINANCIAL STATEMENTS

Class NAV Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$13.67	$13.16	$10.30	$8.13
Net investment income[2]	0.15	0.15	0.20	0.13
Net realized and unrealized gain on investments	0.96	1.82	3.31	2.13
Total from investment operations	1.11	1.97	3.51	2.26
Less distributions
From net investment income	(0.13)	(0.17)	(0.16)	(0.06)
From net realized gain	(0.74)	(1.29)	(0.49)	(0.03)
Total distributions	(0.87)	(1.46)	(0.65)	(0.09)
Net asset value, end of period	$13.91	$13.67	$13.16	$10.30
Total return (%)[3]	8.23	15.69	35.33	27.86	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,289	$1,201	$924	$789
Ratios (as a percentage of average net assets):
Expenses before reductions	0.67	0.68	0.70	0.75	[5]
Expenses including reductions	0.66	0.67	0.69	0.75	[5]
Net investment income	1.10	1.16	1.69	1.40	[5]
Portfolio turnover (%)	20	24	38	26	[6]

1	The inception date for Class NAV shares is 8-23-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 8-1-11 to 7-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 funds. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2015, by major security category or type:

	Total value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$222,486,832	$186,347,489	$36,139,343	—
Consumer staples	128,799,492	66,424,044	62,375,448	—
Energy	106,290,220	106,290,220	—	—
Financials	468,065,707	468,065,707	—	—
Health care	88,967,345	88,967,345	—	—
Industrials	110,638,780	110,638,780	—	—
Information technology	145,077,599	129,801,428	15,276,171	—
Materials	26,983,339	26,983,339	—	—
Short-term investments	7,060,000	—	7,060,000	—
Total investments in securities	$1,304,369,314	$1,183,518,352	$120,850,962	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, during the year ended July 31, 2015 the fund and other affiliated funds had an agreement with Citibank N.A. that enabled them to participate in a $300 million unsecured committed line of credit. Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2015 were $992. For the year ended July 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class. Through November 30, 2014, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$22,751,765	$27,721,452
Long-Term Capital Gain	62,231,097	79,911,611
Total	$84,982,862	$107,633,063

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31,

2015, the components of distributable earnings on a tax basis consisted of $10,248,554 of undistributed ordinary income and $45,781,549 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, foreign currency transactions, and partnerships.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.70% of the first $500 million of the fund's aggregate daily net assets together with the net assets of Fundamental Value Trust and Fundamental Large Cap Value Trust, both series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); (b) 0.65% of the next $500 million of the combined aggregate average daily net assets; and (c) 0.60% of the combined aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 1.30%, 2.00% and 0.94% for Class A, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business. The current expense limitation agreement expires on November 30, 2015, for Class A, Class C and Class I shares, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on November 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended July 31, 2015:

Class	Expense reduction	Class	Expense reduction
Class A	$1,354	Class R4	$3
Class C	4,316	Class R6	12
Class I	318	Class NAV	102,556
Class R2	3	Total	$108,562

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2015 were equivalent to a net annual effective rate of 0.62% of the fund's average daily net assets.

Expense recapture. Prior to October 1, 2014, the Advisor was allowed to recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the fund is below its expense limitation during this period. The amount recovered during the year ended July 31, 2015 was $1,003, which was recovered by Class A.

Effective October 1, 2014, the expense recapture program was terminated.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at that time. This contractual waiver amounted to $36 for Class R4 Shares for the period ended July 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $83,632 for the year ended July 31, 2015. Of this amount, $13,876 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $69,439 was paid as sales commissions to broker-dealers and $317 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2015, CDSCs received by the Distributor amounted to $282 for Class C shares. There were no CDSCs for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$50,311	$20,811	$6,585	$1,315
Class C	7,153	894	5,704	36
Class I	—	4,138	6,050	331
Class R2	90	6	—	—
Class R4	90	6	—	—
Class R6	—	8	—	—
Class NAV	—	—	—	—
Total	$57,644	$25,863	$18,339	$1,682

Effective December 1, 2014, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period December 1, 2014 to July 31, 2015, state registration fees and printing and postage amounted to $30,772 and $2,897, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2015 and 2014 were as follows:

		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	816,272	$11,285,885	352,741	$4,727,994
Distributions reinvested	64,207	873,211	53,392	686,083
Repurchased	(573,720)	(7,788,795)	(244,319)	(3,234,773)
Net increase	306,759	$4,370,301	161,814	$2,179,304
Class C shares[1]
Sold	77,399	$1,064,817	13,316	$185,047
Distributions reinvested	2,259	30,861	—	—
Repurchased	(19,511)	(266,837)	—	—
Net increase	60,147	$828,841	13,316	$185,047

		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class I shares
Sold	447,953	$6,299,124	68,093	$915,886
Distributions reinvested	31,281	427,298	18,456	237,709
Repurchased	(435,918)	(5,796,325)	(226,487)	(2,906,213)
Net increase (decrease)	43,316	$930,097	(139,938)	($1,752,618)
Class R2 shares[2]
Sold	7,457	$100,000	—	—
Net increase	7,457	$100,000	—	—
Class R4 shares[3]
Sold	7,457	$100,000	—	—
Net increase	7,457	$100,000	—	—
Class R6 shares[4]
Sold	11,162	$150,828	—	—
Net increase	11,162	$150,828	—	—
Class NAV shares
Sold	9,806,232	$133,060,641	14,269,525	$195,651,871
Distributions reinvested	6,125,618	83,492,172	8,283,679	106,445,280
Repurchased	(11,032,118)	(153,672,479)	(4,993,920)	(67,564,077)
Net increase	4,899,732	$62,880,334	17,559,284	$234,533,074
Total net increase	5,336,030	$69,360,401	17,594,476	$235,144,807

1 The inception date for Class C shares is 6-27-14.

2 The inception date for Class R2 shares is 3-27-15.

3 The inception date for Class R4 shares is 3-27-15.

4 The inception date for Class R6 shares is 3-27-15.

Affiliates of the fund owned 100%, 100%, 67% and 100% of shares of beneficial interest of Class R2, Class R4, Class R6, and Class NAV, respectively, on July 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $279,853,846 and $266,818,361, respectively, for the year ended July 31, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2015, funds within the John Hancock group of funds complex held 98.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Lifestyle Growth Portfolio	35.9%
John Hancock Lifestyle Balanced Portfolio	25.8%
John Hancock Lifestyle Aggressive Portfolio	14.3%
John Hancock Lifestyle Moderate Portfolio	10.6%

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investment, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Large Cap Value Fund (the "Fund") at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $62,231,097 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

34

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-year period ended December 31, 2014. The Board noted that the fund outperformed its benchmark index and its peer group average for

35

the three-year period ended December 31, 2014. The Board noted the fund's favorable performance relative to the benchmark index and the peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds and the fund's benchmark over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

36

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

37

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds and the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

41

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

42

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

43

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF216831	374A 7/15 9/15

John Hancock

Diversified Strategies Fund

Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Diversified Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
28	Financial statements
31	Financial highlights
33	Notes to financial statements
42	Auditor's report
43	Tax information
44	Continuation of investment advisory and subadvisory agreements
50	Trustees and Officers
54	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Positive total return

The fund generated a positive absolute return for the year ended July 31, 2015, although it trailed its blended benchmark.

Equity dispersion

Broadly speaking, U.S. stocks delivered double-digit percentage gains while emerging-market equities declined by a similar magnitude; non-U.S. developed markets were flat.

Bonds more muted

While tamer by comparison, fixed-income market action was mixed, too.

PORTFOLIO COMPOSITION AS OF 7/31/15 (%)

A note about risks

A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies.Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging and other strategic transactions may increase volatility and result in losses if not successful. Illiquid securities may be difficult to sell at a price approximating their value. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

What's your approach to managing the fund?

The fund has an absolute return orientation that is designed to seek the long-term risk and return characteristics of traditional balanced strategies, but with a higher degree of consistency. Remaining cognizant of risk, we endeavor to position the fund to weather market volatility. Relatively unconstrained and globally diversified, the fund invests across multiple asset classes and styles.

Describe the market environment over the course of the year ended July 31, 2015.

We saw both ups and downs across the global capital markets during the period. U.S. stock markets were up, international developed-market equities were essentially flat, and emerging-market shares were down. The equity dispersion extended beyond regional boundaries as growth stocks handily outpaced their value counterparts.

Fixed-income markets movements were mixed as well. U.S. government securities slightly outpaced corporate bonds, and both were positive. Broadly speaking, emerging-market debt issues were flat. Developed-market government bonds were down.

The U.S. dollar rose against virtually all the major currencies across the globe.

How did the fund perform?

The fund underperformed its benchmark. In the bond portfolio, the fund's substantial exposure to corporate debt delivered returns that trailed those of the broader fixed-income market.

The fund's investments in real assets—including indirect exposure through certain exchange-traded fund positions—produced mixed results: U.S. real estate investment trusts, Treasury

4

Inflation-Protected Securities, and global infrastructure holdings fared well while commodity and energy-related equities weighed on performance. This was a particularly rough period for natural resources companies.

Of its stock holdings, some of the fund's largest contributors were within the information technology sector, including Apple, Inc., Visa, Inc., and Google, Inc. Holdings in the consumer discretionary sector also performed well, led by Amazon.com Inc., Lowe's Companies Inc., and Lennar Corp.

Tell us about some of the fund's pairings of long versus short strategies.

The fund's long Korean equity/short emerging-market equity, long international small-cap equity/short U.S. small-cap equity, and long high-yield credit/short U.S. Treasuries strategies hindered results.

QUALITY COMPOSITION AS OF 7/31/15 (%)

5

However, the long healthcare equity/short S&P 500 Index strategy did well, as did the long U.S. dollar strategies, including those counterbalanced by short positions in the Japanese yen, Canadian dollar, and Australian dollar. Another currency strategy, long British pound/short euro, was positive, as were several sector strategies, including long home builders equity/short S&P 500 Index and long financials equity/short S&P 500 Index.

MANAGED BY

Robert M. Boyda On the fund since 2011 Investing since 2000
Marcelle Daher, CFA On the fund since 2013 Investing since 1999
Steven E. Medina, CFA On the fund since 2011 Investing since 1994
Nathan W. Thooft, CFA On the fund since 2013 Investing since 2000

COUNTRY COMPOSITION AS OF 7/31/15 (%)

United States	80.6
France	2.8
United Kingdom	2.5
Japan	2.2
Netherlands	2.0
Switzerland	1.3
Luxembourg	1.0
Mexico	1.0
Cayman Islands	0.9
Brazil	0.7
Other countries	5.0
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-3.95	5.14	21.19
Class I2	1.40	6.94	29.36
Index 1†	2.82	2.56	10.19
Index 2†	11.21	19.28	96.73
Index 3†	5.37	7.47	31.84

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I
Net/Gross (%)	1.72	1.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Barclays U.S. Aggregate Bond Index; Index 2 is the S&P 500 Index; Index 3 is 70% Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

See the following page for footnotes.

7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in same investment in two separate indexes and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class I2	9-30-11	12,936	12,936	11,019	19,673	13,184

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 9-30-11.
2	For certain types of investors as described in the fund's prospectus.

8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,028.60	$8.35	1.66%
Class I	1,000.00	1,030.50	6.75	1.34%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

9

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.60	$8.30	1.66%
Class I	1,000.00	1,018.10	6.71	1.34%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10

Fund's investments

As of 7-31-15
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 23.5%				$9,556,618
(Cost $9,332,680)
Consumer discretionary 2.5%				1,031,541
Auto components 0.3%
Dana Holding Corp.	6.000	09-15-23	50,000	51,500
Delphi Corp.	5.000	02-15-23	65,000	68,900
Automobiles 0.4%
Ford Motor Company	4.750	01-15-43	10,000	9,842
Ford Motor Credit Company LLC	5.875	08-02-21	70,000	78,919
General Motors Financial Company, Inc.	4.000	01-15-25	40,000	38,518
General Motors Financial Company, Inc.	4.375	09-25-21	25,000	25,631
Hotels, restaurants and leisure 0.5%
CCM Merger, Inc. (S)	9.125	05-01-19	150,000	162,000
MGM Resorts International	6.000	03-15-23	35,000	35,613
Internet and catalog retail 0.1%
Amazon.com, Inc.	4.950	12-05-44	45,000	45,205
Media 0.4%
AMC Entertainment, Inc.	5.875	02-15-22	35,000	35,788
Carmike Cinemas, Inc. (S)	6.000	06-15-23	10,000	10,200
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	15,000	15,631
Scripps Networks Interactive, Inc.	3.950	06-15-25	25,000	24,598
Sirius XM Radio, Inc. (S)	5.250	08-15-22	70,000	73,588
Multiline retail 0.5%
Dollar Tree, Inc. (S)	5.750	03-01-23	15,000	15,825
Macy's Retail Holdings, Inc.	7.875	08-15-36	175,000	185,908
Specialty retail 0.2%
AutoNation, Inc.	5.500	02-01-20	50,000	54,625
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	50,000	42,875
Textiles, apparel and luxury goods 0.1%
Hot Topic, Inc. (S)	9.250	06-15-21	55,000	56,375
Consumer staples 0.8%				324,040
Beverages 0.1%
Constellation Brands, Inc.	4.250	05-01-23	30,000	30,000
Food and staples retailing 0.1%
Rite Aid Corp. (S)	6.125	04-01-23	5,000	5,194
Tops Holding LLC (S)	8.000	06-15-22	25,000	24,813
Food products 0.0%
Kraft Heinz Foods Company (S)	4.875	02-15-25	18,000	19,283
Personal products 0.1%
Revlon Consumer Products Corp.	5.750	02-15-21	50,000	50,250

SEE NOTES TO FINANCIAL STATEMENTS11

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Tobacco 0.5%
Alliance One International, Inc.	9.875	07-15-21	100,000	$87,750
Vector Group, Ltd.	7.750	02-15-21	100,000	106,750
Energy 2.1%				860,854
Energy equipment and services 0.2%
CSI Compressco LP	7.250	08-15-22	20,000	18,850
Teine Energy, Ltd. (S)	6.875	09-30-22	20,000	18,600
TerraForm Power Operating LLC (S)	5.875	02-01-23	30,000	30,281
Oil, gas and consumable fuels 1.9%
California Resources Corp.	6.000	11-15-24	25,000	19,875
Chesapeake Energy Corp.	5.750	03-15-23	20,000	16,900
Cimarex Energy Company	4.375	06-01-24	35,000	33,863
Ecopetrol SA	5.875	09-18-23	150,000	155,250
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	8.375	08-01-66	35,000	35,700
EP Energy LLC	7.750	09-01-22	20,000	19,950
Newfield Exploration Company	5.750	01-30-22	100,000	99,000
Pertamina Persero PT (S)	6.450	05-30-44	200,000	194,500
Petroleos Mexicanos	5.500	01-21-21	75,000	81,172
Summit Midstream Holdings LLC	7.500	07-01-21	30,000	31,350
Whiting Petroleum Corp.	6.250	04-01-23	15,000	14,625
Williams Partners LP	4.875	05-15-23	15,000	14,690
Williams Partners LP	4.875	03-15-24	30,000	29,498
WPX Energy, Inc.	6.000	01-15-22	50,000	46,750
Financials 7.9%				3,204,459
Banks 3.9%
Banco do Brasil SA (6.250% to 4-15-24, then 10 Year U.S. Treasury + 4.398%) (Q)(S)	6.250	04-15-24	200,000	135,126
Bank of America Corp.	4.200	08-26-24	25,000	25,133
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR +3.705%) (Q)	6.250	09-05-24	35,000	35,033
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18	35,000	37,030
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	200,000	207,504
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23	60,000	55,800
HBOS PLC (S)	6.000	11-01-33	95,000	105,404
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	65,000	68,859
JPMorgan Chase & Co. (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)	7.900	04-30-18	100,000	105,500
Rabobank Nederland NV (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	200,000	251,060

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Russian Agricultural Bank OJSC (S)	5.100	07-25-18	200,000	$194,024
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	200,000	214,000
Synovus Financial Corp.	7.875	02-15-19	20,000	22,525
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	30,000	28,500
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	100,000	108,375
Capital markets 0.3%
Ares Capital Corp.	3.875	01-15-20	35,000	35,652
FS Investment Corp.	4.000	07-15-19	35,000	35,486
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	20,000	19,900
The Goldman Sachs Group, Inc.	5.750	01-24-22	10,000	11,453
Consumer finance 0.3%
Ally Financial, Inc.	5.125	09-30-24	65,000	65,731
Capital One Financial Corp. (5.550% to 6-1-20, then 3 month LIBOR + 3.800%) (Q)	5.550	06-01-20	25,000	25,030
Credit Acceptance Corp.	6.125	02-15-21	40,000	40,200
Diversified financial services 0.4%
General Electric Capital Corp. (5.250% to 6-15-23, then 3 month LIBOR + 2.967%) (Q)	5.250	06-15-23	25,000	25,625
McGraw Hill Financial, Inc. (S)	4.000	06-15-25	25,000	25,183
Nationstar Mortgage LLC	6.500	07-01-21	20,000	18,675
Nationstar Mortgage LLC	7.875	10-01-20	30,000	29,550
NewStar Financial, Inc. (S)	7.250	05-01-20	25,000	25,375
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	54,000	55,166
Insurance 2.0%
Assured Guaranty US Holdings, Inc.	5.000	07-01-24	40,000	41,194
AXA SA	8.600	12-15-30	200,000	268,500
CNA Financial Corp.	7.250	11-15-23	75,000	91,216
Liberty Mutual Group, Inc. (S)	6.500	03-15-35	50,000	57,727
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR +3.576%) (S)	7.800	03-07-87	200,000	237,000
Pacific LifeCorp. (S)	6.000	02-10-20	25,000	28,299
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	10,000	9,754
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	10,000	10,575
Sirius International Group, Ltd. (7.506% to 6-30-17, then 3 month LIBOR + 3.200%) (Q)(S)	7.506	06-30-17	50,000	51,125

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Real estate investment trusts 1.0%
American Tower Corp.	4.700	03-15-22	40,000	$41,997
ARC Properties Operating Partnership LP	4.600	02-06-24	45,000	43,425
Crown Castle Towers LLC (S)	6.113	01-15-40	100,000	111,511
Education Realty Operating Partnership LP	4.600	12-01-24	20,000	20,166
Iron Mountain, Inc.	5.750	08-15-24	45,000	45,338
MPT Operating Partnership LP	6.875	05-01-21	100,000	105,000
Omega Healthcare Investors, Inc.	4.500	01-15-25	25,000	24,758
Thrifts and mortgage finance 0.0%
Stearns Holdings, Inc. (S)	9.375	08-15-20	10,000	9,975
Health care 0.6%				254,324
Health care providers and services 0.3%
HCA, Inc.	7.500	02-15-22	100,000	116,500
Pharmaceuticals 0.3%
AbbVie, Inc.	3.600	05-14-25	40,000	39,458
Actavis Funding SCS	3.800	03-15-25	20,000	19,522
Mallinckrodt International Finance SA (S)	5.500	04-15-25	5,000	5,031
Mallinckrodt International Finance SA (S)	5.750	08-01-22	25,000	26,141
Quintiles Transnational Corp. (S)	4.875	05-15-23	5,000	5,072
Valeant Pharmaceuticals International, Inc. (S)	6.125	04-15-25	20,000	20,900
Valeant Pharmaceuticals International, Inc. (S)	7.500	07-15-21	20,000	21,700
Industrials 3.9%				1,591,333
Aerospace and defense 0.6%
Huntington Ingalls Industries, Inc.	7.125	03-15-21	75,000	79,406
Lockheed Martin Corp.	2.900	03-01-25	43,000	41,245
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	150,000	121,500
Air freight and logistics 0.1%
XPO Logistics, Inc. (S)	6.500	06-15-22	30,000	29,513
Airlines 1.3%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	01-31-18	70,485	74,714
British Airways PLC 2013-1 Class B Pass Through Trust (S)	5.625	06-20-20	21,902	23,161
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	01-02-18	14,234	14,910
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01-02-23	61,114	69,517
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08-10-22	121,025	138,876
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	07-02-18	114,628	124,372
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	35,000	34,738

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
United Airlines 2014-2 Class B Pass Through Trust	4.625	09-03-22	30,000	$30,450
US Airways 2012-1 Class A Pass Through Trust	5.900	10-01-24	21,553	24,031
Building products 0.0%
Builders FirstSource, Inc. (S)	10.750	08-15-23	10,000	10,250
Commercial services and supplies 0.4%
Casella Waste Systems, Inc.	7.750	02-15-19	40,000	40,680
Safway Group Holding LLC (S)	7.000	05-15-18	100,000	102,000
Construction and engineering 0.1%
Tutor Perini Corp.	7.625	11-01-18	50,000	51,125
Electrical equipment 0.0%
EnerSys (S)	5.000	04-30-23	5,000	4,888
Industrial conglomerates 0.4%
Nemak SAB de CV (S)	5.500	02-28-23	20,000	20,500
Odebrecht Finance, Ltd. (Q)(S)	7.500	09-14-15	200,000	148,000
Machinery 0.2%
Optimas OE Solutions Holding LLC (S)	8.625	06-01-21	10,000	9,750
SPL Logistics Escrow LLC (S)	8.875	08-01-20	24,000	25,620
Trinity Industries, Inc.	4.550	10-01-24	30,000	29,378
Road and rail 0.1%
Penske Truck Leasing Company LP (S)	3.375	02-01-22	45,000	43,977
Trading companies and distributors 0.5%
Ahern Rentals, Inc. (S)	7.375	05-15-23	25,000	23,625
Aircastle, Ltd.	5.500	02-15-22	15,000	15,638
Aircastle, Ltd.	6.250	12-01-19	25,000	27,719
International Lease Finance Corp. (S)	7.125	09-01-18	100,000	111,625
United Rentals North America, Inc.	5.500	07-15-25	20,000	19,125
Transportation infrastructure 0.2%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	100,000	101,000
Information technology 0.8%				299,325
Electronic equipment, instruments and components 0.1%
Zebra Technologies Corp. (S)	7.250	10-15-22	20,000	21,900
Internet software and services 0.2%
Ancestry.com, Inc.	11.000	12-15-20	45,000	51,075
VeriSign, Inc.	5.250	04-01-25	20,000	20,150
IT services 0.5%
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	200,000	206,200
Materials 1.4%				583,427
Chemicals 0.4%
Braskem Finance, Ltd. (S)	7.000	05-07-20	100,000	100,047
NOVA Chemicals Corp. (S)	5.000	05-01-25	45,000	44,550

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
Platform Specialty Products Corp. (S)	6.500	02-01-22	35,000	$36,225
Construction materials 0.2%
American Gilsonite Company (S)	11.500	09-01-17	70,000	59,325
Norbord, Inc. (S)	6.250	04-15-23	15,000	15,225
Metals and mining 0.8%
Commercial Metals Company	7.350	08-15-18	75,000	80,625
Rain CII Carbon LLC (S)	8.000	12-01-18	40,000	39,100
Vale Overseas, Ltd.	4.625	09-15-20	200,000	208,330
Telecommunication services 1.5%				591,280
Diversified telecommunication services 0.5%
AT&T, Inc.	4.750	05-15-46	20,000	18,446
CCO Safari II LLC (S)	6.484	10-23-45	25,000	25,858
GCI, Inc.	6.875	04-15-25	15,000	15,263
T-Mobile USA, Inc.	6.250	04-01-21	15,000	15,713
Telecom Italia Capital SA	7.200	07-18-36	100,000	110,500
Wireless telecommunication services 1.0%
Digicel Group, Ltd. (S)	8.250	09-30-20	200,000	197,500
Millicom International Cellular SA (S)	6.625	10-15-21	200,000	208,000
Utilities 2.0%				816,035
Electric utilities 1.8%
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	100,000	102,500
Empresa Electrica Angamos SA (S)	4.875	05-25-29	200,000	197,000
Israel Electric Corp., Ltd. (S)	5.625	06-21-18	200,000	215,636
Majapahit Holding BV (S)	7.750	01-20-20	150,000	172,320
NextEra Energy Capital Holdings, Inc. (6.650% to 6-15-17, then 3 month LIBOR + 2.125%)	6.650	06-15-67	10,000	8,655
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	35,000	38,631
Independent power and renewable electricity producers 0.1%
Dynegy, Inc. (S)	7.625	11-01-24	35,000	36,138
NRG Yield Operating LLC	5.375	08-15-24	20,000	20,250
Multi-utilities 0.1%
Columbia Pipeline Group, Inc. (S)	4.500	06-01-25	25,000	24,905
U.S. Government and Agency obligations 9.0%				$3,672,229
(Cost $3,677,816)
U.S. Government 5.7%				2,340,759
U.S. Treasury
Bond	2.500	02-15-45	220,000	201,420

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
U.S. Government (continued)
Bond	3.125	02-15-42	70,000		$73,183
Note	1.000	03-15-18	590,000		591,798
Note	2.125	05-15-25	234,000		232,720
Treasury Inflation Protected Security	0.125	04-15-17	227,160		228,243
Treasury Inflation Protected Security	0.250	01-15-25	642,464		629,012
Treasury Inflation Protected Security	1.250	07-15-20	168,987		179,060
Treasury Inflation Protected Security	2.500	07-15-16	200,148		205,323
U.S. Government Agency 3.3%					1,331,470
Federal Home Loan Mortgage Corp.
Freddie Mac Pool	4.000	12-01-40	420,858		452,866
Freddie Mac Pool	4.500	12-01-40	297,291		324,964
Federal National Mortgage Association Fannie Mae Pool	3.500	03-01-44		530,017	553,640
Foreign government obligations 0.5%					$193,852
(Cost $256,955)
Argentina 0.1%					33,561
Republic of Argentina Bond (H)	8.280	12-31-33		35,051	33,561
Brazil 0.2%					72,793
Federative Republic of Brazil Note	10.000	01-01-21	BRL	275,000	72,793
Mexico 0.2%					87,498
Government of Mexico Bond	10.000	12-05-24	MXN	1,100,000	87,498
Capital preferred securities 0.5%					$213,687
(Cost $197,600)
Financials 0.5%					213,687
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-37		35,000	43,750
MetLife Capital Trust X (9.250% to 4-8-33 then 3 month LIBOR + 5.540%) (S)	9.250	04-08-38		30,000	41,994
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65		100,000	102,255
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-37		25,000	25,688
Convertible bonds 0.0%					$14,194
(Cost $15,000)
Utilities 0.0%					14,194
Independent power and renewable electricity producers 0.0%
NRG Yield, Inc. (S)	3.250	06-01-20		15,000	14,194

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Term loans (M) 2.2%				$881,472
(Cost $872,201)
Consumer discretionary 0.4%				151,755
Hotels, restaurants and leisure 0.1%
Marina District Finance Company, Inc.	6.500	08-15-18	17,556	17,719
Media 0.3%
iHeartCommunications, Inc.	6.940	01-30-19	110,259	101,093
iHeartCommunications, Inc.	7.690	07-30-19	35,461	32,943
Consumer staples 0.2%				94,269
Household products 0.2%
The Sun Products Corp.	5.500	03-23-20	97,310	94,269
Health care 0.4%				157,869
Health care providers and services 0.4%
National Mentor Holdings, Inc.	4.250	01-31-21	58,264	58,307
Surgery Center Holdings, Inc.	5.250	11-03-20	99,500	99,562
Industrials 0.5%				194,695
Aerospace and defense 0.3%
WP CPP Holdings LLC	4.500	12-28-19	97,500	97,378
Airlines 0.2%
Delta Air Lines, Inc.	3.250	10-18-18	97,500	97,317
Utilities 0.7%				282,884
Electric utilities 0.7%
Texas Competitive Electric Holdings Company LLC	3.750	05-05-16	282,178	282,884
Collateralized mortgage obligations 5.8%				$2,372,203
(Cost $2,307,802)
Commercial and residential 5.4%				2,224,977
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	0.770	08-25-35	21,902	21,052
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	2.174	12-25-46	1,006,242	104,405
American Home Mortgage Investment Trust
Series 2005-1, Class 1A1 (P)	0.410	06-25-45	44,140	41,056
Series 2005-1, Class AHM (P)	2.442	06-25-45	27,092	26,861
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	100,000	114,253
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	2.787	09-15-26	100,000	100,000
Series 2015-200P, Class F (P) (S)	3.595	04-14-33	25,000	22,286
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5, Class A2 (P)	2.260	08-25-35	40,048	40,222

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.187	12-15-27	100,000	$99,764
Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class XA IO	1.513	03-10-46	291,368	17,030
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-CR3, Class XA IO	2.154	10-15-45	308,506	31,260
Series 2014-FL4, Class D (P) (S)	2.635	07-13-31	50,000	49,786
Commercial Mortgage Trust (Wells Fargo) Series 2014-CR16, Class C (P)	4.906	04-10-47	45,000	47,271
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7	6.000	08-25-37	77,107	76,043
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.337	04-15-27	35,000	34,694
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.189	07-15-29	100,000	99,514
Hilton USA Trust
Series 2013-HLF, Class EFL (P) (S)	3.938	11-05-30	98,547	98,483
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	100,000	100,885
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.266	07-25-35	621,863	44,732
Series 2005-AR8, Class AX2 IO	2.296	04-25-35	526,984	37,724
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.676	04-15-47	55,000	56,368
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-FBLU, Class C (P) (S)	2.186	12-15-28	100,000	100,010
Series 2014-FBLU, Class D (P) (S)	2.786	12-15-28	100,000	100,087
Series 2014-FL5, Class C (P) (S)	2.287	07-15-31	85,000	84,722
Series 2014-INN, Class F (P) (S)	4.187	06-15-29	100,000	98,291
Series 2014-PHH, Class C (P) (S)	2.285	08-15-27	100,000	100,766
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (P)	1.673	10-25-35	40,029	38,735
Morgan Stanley Capital I Trust Series 2014-150E, Class D (P) (S)	4.295	09-09-32	85,000	86,232
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	2.846	08-25-34	51,519	50,992
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.627	03-25-44	29,406	28,733
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.731	05-10-63	523,488	36,583
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	100,000	101,659
WaMu Mortgage Pass Through Certificates Series 2005-AR2, Class 2A1B (P)	0.560	01-25-45	20,775	18,763
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	80,000	78,624
Series 2013-BTC, Class E (P) (S)	3.550	04-16-35	40,000	37,091

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency 0.4%				$147,226
Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	278,079	32,630
Series K018, Class X1 IO	1.433	01-25-22	392,948	28,786
Series K710, Class X1 IO	1.774	05-25-19	272,215	15,508
Federal National Mortgage Association
Series 2012-137, Class WI IO	3.500	12-25-32	196,618	35,301
Series 407, Class C6 IO	5.500	01-25-40	91,784	20,087
Government National Mortgage Association Series 2012-114, Class IO	0.927	01-16-53	198,777	14,914
Asset backed securities 2.0%				$793,284
(Cost $779,456)
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.640	10-25-35	75,000	68,048
Bravo Mortgage Asset Trust Series 2006-1A, Class A3 (P) (S)	0.540	07-25-36	30,000	25,583
Citicorp Residential Mortgage Securities, Inc. Series 2007-2, Class A6 (P)	6.265	06-25-37	16,651	17,245
Countrywide Asset-Backed Certificates Series 2004-10, Class AF5B (P)	5.613	02-25-35	47,914	48,620
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	59,850	59,908
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	30,000	30,117
EquiFirst Mortgage Loan Trust Series 2004-3, Class M3 (P)	1.165	12-25-34	23,457	21,021
Merrill Lynch Mortgage Investors Trust Series 2004-OPT1, Class A1A (P)	0.710	06-25-35	24,392	23,388
Nationstar Home Equity Loan Trust Series 2006-B, Class AV4 (P)	0.470	09-25-36	40,000	36,974
New Century Home Equity Loan Trust Series 2005-2, Class M2 (P)	0.640	06-25-35	65,000	61,468
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.340	09-25-36	46,854	43,301
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	34,241	34,464
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.627	11-25-35	35,000	32,939
Structured Asset Investment Loan Trust
Series 2005-1, Class M2 (P) (S)	0.910	02-25-35	45,000	42,186
Series 2005-2, Class M2 (P)	0.925	03-25-35	45,000	41,968
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.686	02-25-35	45,759	43,974
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	25,750	25,954
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	60,000	60,059

20SEE NOTES TO FINANCIAL STATEMENTS

Rate (%)	Maturity date	Par value^	Value
Westgate Resorts LLC Series 2014-AA, Class A (S)	6.250	10-20-26	76,526	$76,067
Shares	Value
Common stocks 31.4%	$12,809,066
(Cost $11,920,691)
Consumer discretionary 5.4%	2,215,069
Auto components 0.4%
Bridgestone Corp.	2,700	101,776
Delphi Automotive PLC	632	49,347
Tenneco, Inc. (I)	647	32,227
Automobiles 1.2%
Ford Motor Company	5,773	85,614
General Motors Company	3,090	97,366
Honda Motor Company, Ltd.	2,400	80,634
Nissan Motor Company, Ltd.	11,400	108,466
Toyota Motor Corp.	2,000	133,180
Distributors 0.1%
Pool Corp.	383	26,971
Hotels, restaurants and leisure 0.3%
Del Frisco's Restaurant Group, Inc. (I)	3,691	58,871
Starbucks Corp.	1,190	68,937
Household durables 0.4%
Lennar Corp., Class A	2,253	119,499
NVR, Inc. (I)	20	29,801
Internet and catalog retail 0.7%
Amazon.com, Inc. (I)	361	193,550
The Priceline Group, Inc. (I)	76	94,511
Media 0.5%
Lions Gate Entertainment Corp.	1,769	69,309
The Walt Disney Company	861	103,320
Twenty-First Century Fox, Inc., Class B	978	32,783
Multiline retail 0.3%
Macy's, Inc.	1,922	132,733
Specialty retail 0.8%
Best Buy Company, Inc.	2,305	74,428
Lithia Motors, Inc., Class A	327	39,139
Lowe's Companies, Inc.	1,695	117,565
Restoration Hardware Holdings, Inc. (I)	320	32,467
The TJX Companies, Inc.	762	53,203
Textiles, apparel and luxury goods 0.7%
adidas AG	1,243	101,718
Michael Kors Holdings, Ltd. (I)	2,471	103,757
Ralph Lauren Corp.	587	73,897

SEE NOTES TO FINANCIAL STATEMENTS21

	Shares	Value
Consumer staples 2.5%		$1,001,600
Beverages 0.4%
Heineken NV	328	25,794
PepsiCo, Inc.	1,027	98,951
SABMiller PLC	493	25,853
Food and staples retailing 0.5%
Costco Wholesale Corp.	222	32,257
CVS Health Corp.	678	76,255
Koninklijke Ahold NV	3,693	73,497
Food products 0.3%
Mondelez International, Inc., Class A	2,358	106,417
Unilever PLC	577	26,173
Household products 0.3%
The Procter & Gamble Company	1,665	127,706
Personal products 0.2%
Pola Orbis Holdings, Inc.	1,400	85,533
Tobacco 0.8%
British American Tobacco PLC	1,865	110,736
Japan Tobacco, Inc.	2,000	77,633
Philip Morris International, Inc.	1,576	134,795
Energy 1.7%		703,745
Energy equipment and services 0.4%
Paragon Offshore PLC	531	396
Schlumberger, Ltd.	1,115	92,344
Weatherford International PLC (I)	6,764	72,240
Oil, gas and consumable fuels 1.3%
Apache Corp.	1,168	53,564
California Resources Corp.	407	1,722
Denbury Resources, Inc.	11,724	46,193
Devon Energy Corp.	1,400	69,188
EOG Resources, Inc.	673	51,949
Occidental Petroleum Corp.	1,018	71,464
Range Resources Corp.	1,854	72,936
Royal Dutch Shell PLC, A Shares	3,470	99,462
Total SA	1,465	72,287
Financials 7.1%		2,885,917
Banks 5.5%
Bank of America Corp.	14,747	263,676
Barclays PLC	34,080	153,689
BB&T Corp.	1,687	67,935
Citigroup, Inc.	4,564	266,811
HSBC Holdings PLC	17,615	159,107
ICICI Bank, Ltd., ADR	5,788	58,285

22SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co.	4,915	$336,825
KeyCorp	5,796	86,013
Regions Financial Corp.	5,339	55,472
Sumitomo Mitsui Financial Group, Inc.	2,700	121,754
U.S. Bancorp	4,985	225,372
UniCredit SpA	12,126	80,411
Wells Fargo & Company	6,133	354,917
Capital markets 0.9%
Morgan Stanley	2,597	100,867
The Carlyle Group LP	3,276	87,174
The Goldman Sachs Group, Inc.	934	191,535
Consumer finance 0.1%
Discover Financial Services	562	31,365
Insurance 0.6%
American International Group, Inc.	2,183	139,974
MetLife, Inc.	1,879	104,735
Health care 5.6%		2,265,565
Biotechnology 1.8%
Alexion Pharmaceuticals, Inc. (I)	388	76,607
Amgen, Inc.	991	175,001
Baxalta, Inc. (I)	1,810	59,422
Biogen, Inc. (I)	375	119,543
Celgene Corp. (I)	995	130,594
Gilead Sciences, Inc.	1,532	180,562
Health care equipment and supplies 0.5%
Baxter International, Inc.	1,810	72,545
Medtronic PLC	1,672	131,068
Life sciences tools and services 0.2%
Thermo Fisher Scientific, Inc.	469	65,440
Pharmaceuticals 3.1%
Allergan PLC (I)	223	73,846
Bristol-Myers Squibb Company	652	42,797
GlaxoSmithKline PLC	5,591	121,520
Johnson & Johnson	2,293	229,782
Novartis AG	2,964	307,557
Pfizer, Inc.	4,986	179,795
Roche Holding AG	490	141,572
Sanofi	1,465	157,914
Industrials 2.5%		1,011,100
Aerospace and defense 1.1%
B/E Aerospace, Inc.	643	31,321

SEE NOTES TO FINANCIAL STATEMENTS23

	Shares	Value
Industrials (continued)
Aerospace and defense (continued)
General Dynamics Corp.	378	$56,364
Safran SA	1,424	107,812
The Boeing Company	519	74,824
TransDigm Group, Inc. (I)	238	53,859
United Technologies Corp.	1,152	115,557
Air freight and logistics 0.1%
FedEx Corp.	296	50,740
Airlines 0.1%
American Airlines Group, Inc.	1,156	46,356
Electrical equipment 0.1%
Sensata Technologies Holding NV (I)	716	36,745
Industrial conglomerates 0.7%
Danaher Corp.	823	75,354
General Electric Company	6,199	161,794
Rheinmetall AG	970	52,793
Machinery 0.3%
Cummins, Inc.	433	56,086
Hoshizaki Electric Company, Ltd.	700	41,724
Road and rail 0.1%
Union Pacific Corp.	510	49,771
Information technology 4.4%		1,804,351
Communications equipment 0.5%
Cisco Systems, Inc.	2,532	71,959
QUALCOMM, Inc.	1,850	119,122
Internet software and services 1.0%
eBay, Inc. (I)	856	24,071
Facebook, Inc., Class A (I)	916	86,113
Google, Inc., Class A (I)	299	196,593
Google, Inc., Class C (I)	177	110,733
IT services 0.3%
PayPal Holdings, Inc. (I)	856	33,127
Visa, Inc., Class A	1,488	112,106
Semiconductors and semiconductor equipment 0.3%
Applied Materials, Inc.	6,717	116,607
Software 0.7%
Microsoft Corp.	4,845	226,262
Synchronoss Technologies, Inc. (I)	995	47,561
Technology hardware, storage and peripherals 1.6%
Apple, Inc.	3,643	441,896
EMC Corp.	2,832	76,152
Lenovo Group, Ltd.	32,000	34,683

24SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Samsung Electronics Company, Ltd., GDR (S)	67	$33,945
Seagate Technology PLC	1,451	73,421
Materials 0.8%		343,337
Chemicals 0.2%
Akzo Nobel NV	628	44,937
The Sherwin-Williams Company	191	53,052
Containers and packaging 0.4%
Amcor, Ltd.	8,478	89,083
Avery Dennison Corp.	1,620	98,577
Metals and mining 0.1%
Anglo American PLC	1,773	22,356
Paper and forest products 0.1%
Louisiana-Pacific Corp. (I)	2,397	35,332
Telecommunication services 1.4%		578,382
Diversified telecommunication services 1.1%
Koninklijke KPN NV	30,467	120,378
Nippon Telegraph & Telephone Corp.	4,200	161,753
Telefonica SA	8,046	123,415
Verizon Communications, Inc.	1,377	64,586
Wireless telecommunication services 0.3%
Vodafone Group PLC	28,577	108,250
Preferred securities 1.1%		$458,486
(Cost $497,760)
Financials 0.9%		347,222
Banks 0.4%
Regions Financial Corp., 6.375%	1,935	49,652
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)	2,150	59,233
U.S. Bancorp (6.000% to 4-15-17, then 3 month LIBOR + 4.861%)	1,700	45,730
Wells Fargo & Company, Series L, 7.500%	18	21,458
Capital markets 0.1%
The Goldman Sachs Group, Inc. (5.500% to 5-10-23, then 3 month LIBOR + 3.640%)	1,200	29,808
Consumer finance 0.2%
Ally Financial, Inc., 7.000% (S)	31	31,478
Discover Financial Services, 6.500%	1,100	28,985
Diversified financial services 0.1%
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)	2,104	55,188

SEE NOTES TO FINANCIAL STATEMENTS25

	Shares	Value
Financials (continued)
Real estate investment trusts 0.1%
Weyerhaeuser Company, 6.375%	500	$25,690
Telecommunication services 0.1%		54,220
Diversified telecommunication services 0.1%
Intelsat SA, 5.750%	2,000	54,220
Utilities 0.1%		57,044
Electric utilities 0.0%
Exelon Corp., 6.500%	364	17,013
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%	793	40,031
Investment companies 18.2%		$7,433,554
(Cost $7,382,044)
Exchange-traded funds 18.2%		7,433,554
Energy Select Sector SPDR Fund	717	49,745
Financial Select Sector SPDR Fund	30,225	761,972
iShares Global Infrastructure ETF	5,488	223,965
iShares MSCI India ETF	10,615	329,596
iShares MSCI Ireland Capped ETF	5,950	244,664
iShares MSCI South Korea Capped ETF	6,330	323,969
iShares MSCI Taiwan ETF	25,360	373,046
iShares MSCI USA Quality Factor ETF	1,955	127,114
iShares TIPS Bond ETF	168	18,925
iShares U.S. Oil & Gas Exploration & Production ETF	1,478	93,498
Market Vectors Coal ETF	785	7,677
Market Vectors Oil Service ETF	1,774	55,491
Materials Select Sector SPDR Fund	2,689	123,560
PowerShares DB Agriculture Fund	2,609	55,989
PowerShares DB Base Metals Fund	1,118	15,059
PowerShares DB Commodity Index Tracking Fund	3,551	55,857
PowerShares DB Energy Fund	8,044	117,684
PowerShares DB Gold Fund	1,852	66,617
PowerShares S&P 500 High Quality Portfolio	5,375	127,119
SPDR Barclays High Yield Bond ETF	21,700	823,949
SPDR S&P China ETF	1,965	155,825
SPDR S&P Global Natural Resources ETF	2,975	116,114
SPDR S&P Homebuilders ETF	10,115	380,122
Vanguard Consumer Discretionary ETF	1,980	255,638
Vanguard Dividend Appreciation ETF	1,555	124,835
Vanguard Global ex-U.S. Real Estate ETF	2,766	152,407
Vanguard Health Care ETF	3,525	507,530
Vanguard Information Technology ETF	5,710	620,334
Vanguard REIT ETF	261	20,619
Vanguard Telecommunication Services ETF	1,855	160,318

26SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Exchange-traded funds (continued)
WisdomTree Europe SmallCap Dividend Fund	5,210	$305,098
Wisdomtree Germany Hedged Equity Fund	500	14,585
WisdomTree International SmallCap Dividend Fund	2,535	152,911
WisdomTree Japan Hedged Equity Fund	8,211	471,722
Total investments (Cost $37,240,005)† 94.2%		$38,398,645
Other assets and liabilities, net 5.8%		$2,368,553
Total net assets 100.0%		$40,767,198

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
MXN	Mexican Peso
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipts
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
SPDR	Standard & Poor's Depositary Receipts
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,915,615 or 17.0% of the fund's net assets as of 7-31-15.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $37,287,964. Net unrealized appreciation aggregated $1,110,681, of which $2,527,559 related to appreciated investment securities and $1,416,878 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS27

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments, at value (Cost $37,240,005)	$38,398,645
Cash	1,941,507
Cash held at broker for futures contracts	305,952
Receivable for investments sold	107,145
Receivable for forward foreign currency exchange contracts	7,252
Dividends and interest receivable	211,738
Other receivables and prepaid expenses	238
Total assets	40,972,477
Liabilities
Payable for investments purchased	124,043
Payable for forward foreign currency exchange contracts	12,650
Payable for futures variation margin	10,652
Payable to affiliates
Accounting and legal services fees	798
Transfer agent fees	4,301
Trustees' fees	31
Other liabilities and accrued expenses	52,804
Total liabilities	205,279
Net assets	$40,767,198
Net assets consist of
Paid-in capital	$39,047,077
Undistributed net investment income	612,108
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(74,651)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	1,182,664
Net assets	$40,767,198

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($31,286,479 ÷ 3,000,000 shares)[1]	$10.43
Class I ($9,480,719 ÷ 906,724 shares)	$10.46
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.98

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

28SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 7-31-15

Investment income
Interest	$1,071,251
Dividends	424,296
Less foreign taxes withheld	(10,041)
Total investment income	1,485,506
Expenses
Investment management fees	413,716
Distribution and service fees	95,355
Accounting and legal services fees	4,974
Transfer agent fees	50,278
Trustees' fees	597
Professional fees	43,994
Custodian fees	27,201
Registration and filing fees	15,192
Other	7,541
Total expenses	658,848
Less expense reductions	(3,133)
Net expenses	655,715
Net investment income	829,791
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	525,960
Capital gain distributions received from unaffiliated underlying funds	12,546
Futures contracts	(130,035)
408,471
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(824,695)
Futures contracts	15,684
(809,011)
Net realized and unrealized loss	(400,540)
Increase in net assets from operations	$429,251

SEE NOTES TO FINANCIAL STATEMENTS29

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment income	$829,791	$1,257,208
Net realized gain	408,471	2,461,398
Change in net unrealized appreciation (depreciation)	(809,011)	(830,418)
Increase in net assets resulting from operations	429,251	2,888,188
Distributions to shareholders
From net investment income
Class A	(939,060)	(1,050,720)
Class I	(312,957)	(345,285)
From net realized gain
Class A	(846,960)	(1,603,890)
Class I	(254,088)	(481,167)
Total distributions	(2,353,065)	(3,481,062)
From fund share transactions	70,264	—
Total decrease	(1,853,550)	(592,874)
Net assets
Beginning of year	42,620,748	43,213,622
End of year	$40,767,198	$42,620,748
Undistributed net investment income	$612,108	$754,423

30SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$10.92	$11.07	$11.04	$10.00
Net investment income[2]	0.21	0.31	0.39	0.32
Net realized and unrealized gain (loss) on investments	(0.10)	0.42	0.24	0.84
Total from investment operations	0.11	0.73	0.63	1.16
Less distributions
From net investment income	(0.32)	(0.35)	(0.42)	(0.10)
From net realized gain	(0.28)	(0.53)	(0.18)	(0.02)
Total distributions	(0.60)	(0.88)	(0.60)	(0.12)
Net asset value, end of period	$10.43	$10.92	$11.07	$11.04
Total return (%)[4,5]	1.07	6.89	5.81	11.65	[3]
Ratios and supplemental data
Net assets, end of period (in millions)	$31	$33	$33	$33
Ratios (as a percentage of average net assets):
Expenses before reductions[7]	1.66	1.62	1.23	1.35	[6]
Expenses including reductions[7]	1.66	1.60	1.14	1.17	[6]
Net investment income	1.93	2.87	3.50	3.60	[6]
Portfolio turnover (%)	62	119	40	21

1	Period from 9-30-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Not annualized.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Does not reflect the effect of sales charges, if any.
6	Annualized.
7	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-0.93%, 0.10% - 1.01%, 0.74%-1.42%, and 0.75%-1.43% for the years ended 7-31-15, 7-31-14, 7-31-13, and the period ended 7-31-12, respectively.

SEE NOTES TO FINANCIAL STATEMENTS31

Class I Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$10.95	$11.10	$11.06	$10.00
Net investment income[2]	0.24	0.35	0.43	0.35
Net realized and unrealized gain (loss) on investments	(0.10)	0.42	0.25	0.84
Total from investment operations	0.14	0.77	0.68	1.19
Less distributions
From net investment income	(0.35)	(0.39)	(0.46)	(0.11)
From net realized gain	(0.28)	(0.53)	(0.18)	(0.02)
Total distributions	(0.63)	(0.92)	(0.64)	(0.13)
Net asset value, end of period	$10.46	$10.95	$11.10	$11.06
Total return (%)[3]	1.40	7.19	6.30	11.96	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$10	$10	$10
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	1.35	1.30	0.86	0.95	[6]
Expenses including reductions[5]	1.35	1.28	0.77	0.78	[6]
Net investment income	2.24	3.19	3.87	3.99	[6]
Portfolio turnover (%)	62	119	40	21

1	Period from 9-30-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.10%-0.93%, 0.10% - 1.01%, 0.74%-1.42%, and 0.75%-1.43% for the years ended 7-31-15, 7-31-14, 7-31-13, and the period ended 7-31-12, respectively.
6	Annualized.

32SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund.

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time (ET). In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded securities, held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 P.M. (ET). Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may and related inputs result in transfers into or out of an assigned level within the disclosure hierarchy.

	Total value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$9,556,618	—	$9,556,618	—
U.S. Government and Agency obligations	3,672,229	—	3,672,229	—
Foreign government obligations	193,852	—	193,852	—
Capital preferred securities	213,687	—	213,687	—
Convertible bonds	14,194	—	14,194	—
Term loans	881,472	—	881,472	—
Collateralized mortgage obligations	2,372,203	—	2,372,203	—
Asset backed securities	793,284	—	793,284	—
Common stocks	12,809,066	$9,437,085	3,371,981	—
Preferred securities	458,486	427,008	31,478	—
Investment companies	7,433,554	7,433,554	—	—
Total investments in securities	$38,398,645	$17,297,647	$21,100,998	—
Other financial instruments:
Futures	$30,967	$30,967	—	—
Forward foreign currency contracts	($5,398)	—	($5,398)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, during the year ended July 31, 2015 the fund and other affiliated funds had an agreement with Citibank N.A. that enabled them to participate in a $300 million unsecured committed line of credit. Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2015 were $508. For the year ended July 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$1,812,633	$1,462,032
Long-Term Capital Gain	540,432	2,019,030

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2015, the components of distributable earnings on a tax basis consisted of $607,175 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, foreign currency transactions, amortization and accretion on debt securities and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2015, the fund used futures contracts to maintain diversity and liquidity of the portfolio, manage against anticipated changes in securities markets, and as a substitute for securities purchased. During the year ended July 31, 2015, the fund held futures contracts with notional values ranging from approximately $4.5 million to $10.6 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2015:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
3-Year Australian Treasury Bond Futures	8	Long	Sep 2015	$650,383	$654,171	$3,788
DAX Index Futures	1	Long	Sep 2015	304,368	310,421	6,053
Mini IBEX 35 Futures	22	Long	Aug 2015	273,288	269,858	(3,430)
OMX Stockholm 30 Index Futures	14	Long	Aug 2015	260,391	261,929	1,538
Nikkei 225 Index Futures	1	Long	Sep 2015	166,227	165,974	(253)
U.S. Treasury Ultra Long Bond Futures	3	Long	Sep 2015	477,218	478,594	1,376
10-Year U.S. Treasury Note Futures	9	Short	Sep 2015	(1,141,643)	(1,146,938)	(5,295)
2-Year U.S. Treasury Note Futures	4	Short	Sep 2015	(874,430)	(876,250)	(1,820)
5-Year U.S. Treasury Note Futures	6	Short	Sep 2015	(715,241)	(719,062)	(3,821)
CAC 40 Index Futures	5	Short	Aug 2015	(277,493)	(279,175)	(1,682)
CME E-mini Utilities Sector Futures	3	Short	Sep 2015	(128,310)	(132,390)	(4,080)
Euro STOXX 50 Index Futures	5	Short	Sep 2015	(190,242)	(197,575)	(7,333)
FTSE MIB Mini Index Futures	9	Short	Sep 2015	(224,838)	(232,577)	(7,739)
German Euro BUND Futures	3	Short	Sep 2015	(504,165)	(508,710)	(4,545)
Mini MSCI Emerging Markets Index Futures	22	Short	Sep 2015	(1,052,805)	(990,000)	62,805
MSCI Singapore Index Futures	4	Short	Aug 2015	(217,493)	(207,020)	10,473
Russell 2000 Mini Index Futures	3	Short	Sep 2015	(379,453)	(370,560)	8,893
S&P 500 Index E-Mini Futures	25	Short	Sep 2015	(2,607,859)	(2,623,000)	(15,141)
Swiss Market Index Futures	2	Short	Sep 2015	(185,944)	(194,764)	(8,820)
						$30,967

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies. During the year ended July 31, 2015, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from approximately $1.7 million to $4.0 million. The following table summarizes the contracts held at July 31, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	246,235	USD	180,828	Australia and New Zealand Banking Group	9/30/2015	—	($1,386)	($1,386)
GBP	246,706	USD	384,635	HSBC Bank USA	9/30/2015	$482	—	482
MXN	2,932,246	USD	181,036	Bank of Montreal	9/30/2015	165	—	165
NZD	225,554	USD	150,000	Toronto Dominion Bank	9/30/2015	—	(1,793)	(1,793)
SEK	1,382,207	USD	160,349	Citibank N.A.	9/30/2015	48	—	48
USD	150,000	AUD	205,727	Toronto Dominion Bank	9/30/2015	78	—	78
USD	225,931	CAD	294,691	Royal Bank of Canada	9/30/2015	687	—	687
USD	225,983	CAD	294,691	Toronto Dominion Bank	9/30/2015	740	—	740
USD	894,567	EUR	821,141	Deutsche Bank AG London	9/30/2015	—	(7,940)	(7,940)
USD	329,282	INR	21,179,420	Royal Bank of Canada	9/30/2015	2,533	—	2,533
USD	346,295	JPY	42,952,202	State Street Bank and Trust Company	9/30/2015	—	(549)	(549)
USD	230,363	KRW	267,064,500	State Street Bank and Trust Company	9/30/2015	2,519	—	2,519
USD	308,709	NZD	471,311	Bank of Nova Scotia	9/30/2015	—	(982)	(982)
						$7,252	($12,650)	($5,398)

Currency abbreviations
AUD	Australian Dollar	KRW	Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	SEK	Swedish Krona
INR	Indian Rupee	USD	US Dollar
JPY	Japanese Yen

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	$89,762	($48,478)

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest	Receivable/payable for futures	Futures†	5,164	($15,481)
Foreign exchange	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	7,252	(12,650)
			$102,178	($76,609)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Futures contracts	Investments and foreign currency transactions	Total
Equity	Net realized gain (loss)	($116,119)	-	($116,119)
Interest rate	Net realized gain (loss)	(13,916)	-	(13,916)
Foreign exchange	Net realized gain (loss)	-	$281,670	281,670
Total		($130,035)	$281,670	$151,635

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Futures contracts	Investments and translation of assets and liabilities in foreign currencies	Total
Equity	Change in unrealized appreciation (depreciation)	$26,993	-	$26,993
Interest rate	Change in unrealized appreciation (depreciation)	(11,309)	-	(11,309)
Foreign exchange	Change in unrealized appreciation (depreciation)	-	($17,324)	(17,324)
Total		$15,684	($17,324)	($1,640)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor or JHA) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 1.000% of the first $500 million of the fund's average daily net assets and (b) 0.950% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $2,407 and $726 for Class A and Class I shares, respectively, for the year ended July 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2015 were equivalent to a net annual effective rate of 0.99% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A distribution and services fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares are assessed up-front sales charges. During the year ended July 31, 2015 there were no up-front sales charges assessed for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2015 there were no CDSCs received by the Distributor for Class A.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$95,355	$39,384

Class	Distribution and service fees	Transfer agent fees
Class I	—	10,894
Total	$95,355	$50,278

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2015 were as follows:

	Year ended 7-31-15
	Shares	Amount
Class I shares
Sold	6,724	$70,264
Net increase	6,724	$70,264
Total net increase	6,724	$70,264

There were no transactions in fund shares for Class A for the years ended July 31, 2015 and 2014.

There were no transactions in fund shares for Class I the year ended July 31, 2014.

Affiliates of the Trust owned 100% of shares of beneficial interest of Class A and Class I on July 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $20,263,987 and $21,118,246, respectively, for the year ended July 31, 2015. Purchases and sales of U.S. Treasury obligations aggregated $4,407,292 and $5,546,059, respectively, for the year ended July 31, 2015.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Diversified Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Diversified Strategies Fund (the "Fund") at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $540,432 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Diversified Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period and outperformed its benchmark index for the three-year period ended December 31, 2014. The Board noted that the fund outperformed its peer group average for the one- and three-year periods ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the three-year period and to the peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher to the peer group median and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the funds and concluded that the advisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the fund and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios in which the fund invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

49

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

50

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

51

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

52

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

53

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

54

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Diversified Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
392A 7/15 9/15

John Hancock

Global Absolute Return Strategies Fund

Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Absolute Return Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
39	Financial statements
43	Financial highlights
49	Notes to financial statements
72	Auditor's report
73	Tax information
74	Continuation of investment advisory and subadvisory agreements
80	Trustees and Officers
84	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Positive absolute return

The fund posted a positive absolute return of 5.15%, excluding sales charges, for the year ended July 31, 2015.

U.S. dollar strength

The fund's directional currency strategies, a number of which benefited from a rising U.S. dollar, contributed to performance.

Yields fell

Increased demand for U.S. Treasury securities pushed yields down, which caused the fund's short U.S. duration strategy to decline.

PORTFOLIO ALLOCATION AS OF 7/31/15 (%)

Common stocks	31.0
Financials	9.7
Materials	3.9
Industrials	3.3
Consumer discretionary	3.0
Health care	3.0
Information technology	2.3
Consumer staples	1.9
Telecommunication services	1.8
Energy	1.2
Utilities	0.9
Foreign government obligations	7.8
Corporate bonds	7.1
Purchased options	0.4
Short-term investments and other	53.7
U.S. Government	25.6
Time deposits	13.2
Certificate of deposit	5.2
Commercial paper	5.1
Money market funds	0.6
Other assets and liabilities, net	4.0
TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques, which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. However, there is no guarantee that any investment strategy will be successful or that the fund's objectives will be achieved. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio.Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs. Currency transactions are impacted by fluctuations in exchange rates, which may adversely affect the U.S. dollar value of a fund's investments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.Foreign investing, especially in emerging markets, has additional risks such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited

Guy Stern, CFA
Portfolio Manager
Standard Life Investments

Would you begin by telling us about the investment environment during the year ended July 31, 2015?

Divergences in the global economy became more apparent during the period. We observed widening gaps in monetary policy and growth rates across the world and saw both ups and downs in the capital markets.

U.S. stocks posted robust returns, and emerging-market shares declined. As a group, international developed-market equities were essentially flat. This dispersion across equity markets extended beyond regional boundaries: The healthcare sector was up and the energy sector was down; moreover, although style bias analysis is not a typical component of our investment process, it's worth noting that growth stocks outpaced value-oriented shares by a striking margin during the period.

Although tamer by comparison, fixed-income market movements were also mixed. U.S. government securities slightly outpaced corporate bonds, and both were positive as yields fell. Broadly speaking, emerging-market debt issues were flat, and international developed-market sovereign bonds were down.

Commodity markets endured a steep downturn on oversupply concerns, as some prices approached their lowest levels in years. Commodity-sensitive currencies suffered, too, as the U.S. dollar rose against them—against virtually all of the world's other major currencies, for that matter.

Given that backdrop, how did the fund perform?

Delivering a positive absolute return for the period, the fund behaved in line with our expectations, with contributions to returns coming from a variety of strategies, including those broadly

4

"... the fund behaved in line with our expectations, with contributions to returns coming from a variety of strategies, including those broadly categorized as market returns, relative value, and directional positions."
categorized as market returns, relative value, and directional positions. In our investment process, security selection plays a much more modest role, and our stock picks slightly contributed to returns.

Tell us about some of the top contributors.

The fund's long U.S. dollar directional strategies drove much of the positive performance. An improving economic landscape in the United States prompted expectations that the U.S. Federal Reserve might hike interest rates before this calendar year is over; the dollar appreciated as a result. This was positive for the fund's long U.S. dollar versus Canadian dollar, euro, and Japanese yen strategies.

The euro weakened in part because the European Central Bank (ECB) initiated a massive asset purchase program, which exceeded the market's already high expectations. In addition to being a positive for the long U.S. dollar versus euro strategy, the fund's long Indian rupee versus euro strategy also benefited.

We generally implement the fund's directional currency strategies with foreign exchange forward contracts.

PORTFOLIO COMPOSITION AS OF 7/31/15 (%)

5

"The fund's long U.S. dollar directional strategies drove much of the positive performance."

What other strategies performed well?

The ECB stimulus provided a boost to the fund's European equity strategy, which also added value during the period, despite the rising U.S. dollar. Moreover, after months of intense negotiations, the Greek government and its creditors ultimately found enough common ground to avert Greece's exit from the European Union, at least for the time being. European equity prices responded favorably. Separately, stock selection in this strategy was also positive.

Implemented through the swap market and designed to benefit from falling rates, the fund's Australian forward start interest-rate strategy also delivered positive returns. Australia's central bank cut the benchmark interest rate to support economic growth as commodity prices declined.

Were there any detractors during the period?

There were a few, and the fund's short U.S. duration strategy, implemented through an interest-rate swap, was the most significant among them. The strategy is designed to benefit from rising yields in the United States. However, demand for U.S. Treasury securities remained strong, driving their prices up and their yields down, which, in turn, caused the strategy to post a loss. In aggregate, the fund's swap contracts declined in value during the period.

Separately, the foreign exchange positions we implemented specifically to hedge certain currency

COUNTRY COMPOSITION AS OF 7/31/15 (%)

United States	61.3
United Kingdom	7.2
Mexico	4.7
Brazil	3.4
France	2.8
Switzerland	2.4
Spain	2.2
Germany	2.1
Italy	1.8
Netherlands	1.6
Other countries	10.5
TOTAL	100.0
As a percentage of net assets.

6

risks embedded within some of the fund's strategies also detracted from performance.

Can you give us an example of a fund strategy you initiated, exited, or altered during the year?

We implement each fund strategy with a multi-year horizon in mind. With dozens of underlying strategies in the fund, there will generally be a handful of changes over the course of any given year, and this year was no exception.

The global miners equity versus Swiss equity relative value strategy, which was in the fund at the beginning of the period, is a good example. In January, the Swiss National Bank unexpectedly changed a long-standing policy that had effectively kept the Swiss franc pegged to the euro. With the lifting of the peg, the franc suddenly appreciated, and Swiss stocks declined.

We took the opportunity to close the short Swiss equity leg of the fund's strategy while maintaining the long global miners equity exposure, which remained in the fund through the end of the period. The mining industry is focusing on capital discipline, cost cutting, and returning capital to investors; in our view, global mining stock valuations are attractive.

MANAGED BY

Guy Stern, CFA On the fund since 2008 Investing since 1983

The views expressed in this report are exclusively those of Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2015

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-0.11	3.84	14.65
Class C2	3.43	4.61	17.73
Class I3	5.38	5.69	22.22
Class R2[3,4]	4.75	5.05	19.57
Class R6[2,4]	5.51	5.72	22.35
Class NAV[4]	5.51	5.77	22.56
Index 1†	0.09	0.10	0.36
Index 2†	5.49	15.69	69.48

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.71	2.41	1.39	1.79	1.29	1.27
Net (%)	1.71	2.41	1.39	1.79	1.26	1.27

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 2 is the MSCI World Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Absolute Return Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,5	12-19-11	11,773	11,773	10,036	16,948
Class I3	12-19-11	12,222	12,222	10,036	16,948
Class R2[3,4]	12-19-11	11,957	11,957	10,036	16,948
Class R6[2,3]	12-19-11	12,235	12,235	10,036	16,948
Class NAV[3]	12-19-11	12,256	12,256	10,036	16,948

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market-capitalization weighted index that is designed to measure equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class R6 and Class C shares were first offered on 3-1-12 and 8-1-12, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class C shares, as applicable.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares, which have lower expenses than Class R2. Had the returns reflected Class R2 expenses, returns would be lower.
5	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015	Annualized expense ratio
Class A	$1,000.00	$1,013.50	$8.19	1.64%
Class C	1,000.00	1,010.80	11.67	2.34%
Class I	1,000.00	1,015.30	6.60	1.32%
Class R2	1,000.00	1,011.70	9.68	1.94%
Class R6	1,000.00	1,015.30	6.05	1.21%
Class NAV	1,000.00	1,015.30	6.05	1.21%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2015, with the same investment held until July 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2015	Ending value on 7-31-2015	Expenses paid during period ended 7-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.70	$8.20	1.64%
Class C	1,000.00	1,013.20	11.68	2.34%
Class I	1,000.00	1,018.20	6.61	1.32%
Class R2	1,000.00	1,015.20	9.69	1.94%
Class R6	1,000.00	1,018.80	6.06	1.21%
Class NAV	1,000.00	1,018.80	6.06	1.21%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

Fund's investments

As of 7-31-15
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 7.1%					$588,309,377
(Cost $635,503,378)
Australia 0.1%					10,408,077
APT Pipelines, Ltd.	1.375	03-22-22	EUR	800,000	863,672
APT Pipelines, Ltd.	2.000	03-22-27	EUR	1,300,000	1,363,354
Australia Pacific Airports Melbourne Pty, Ltd.	1.750	10-15-24	EUR	700,000	772,971
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22		455,000	417,463
National Australia Bank, Ltd. (2.000% to 11-12-19, then 5 Year Euro Swap Rate + 1.650%)	2.000	11-12-24	EUR	1,450,000	1,592,605
Origin Energy Finance, Ltd.	3.500	10-04-21	EUR	900,000	1,056,645
Santos Finance, Ltd. (8.250% to 9-22-17, then 3 month EURIBOR + 6.851%)	8.250	09-22-70	EUR	1,060,000	1,231,083
Scentre Group Trust 1	1.500	07-16-20	EUR	1,500,000	1,681,045
Scentre Group Trust 2	3.250	09-11-23	EUR	1,160,000	1,429,239
Austria 0.0%					2,688,100
JBS Investments GmbH (S)	7.250	04-03-24		550,000	565,125
JBS Investments GmbH (S)	7.750	10-28-20		600,000	648,000
UniCredit Bank Austria AG	2.625	01-30-18	EUR	1,300,000	1,474,975
Belgium 0.1%					4,553,660
Belfius Bank SA	1.125	05-22-17	EUR	100,000	110,971
Belfius Bank SA	2.250	09-26-18	EUR	1,900,000	2,184,082
KBC Groep NV (1.875% to 3-11-22, then 5 Year Euro Swap Rate + 1.500%)	1.875	03-11-27	EUR	1,300,000	1,377,811
KBC Groep NV (5.625% to 3-19-19, then 5 Year Euro Swap Rate + 4.759%) (Q)	5.625	03-19-19	EUR	800,000	880,796
Brazil 0.0%					2,489,851
Petrobras Global Finance BV	2.750	01-15-18	EUR	1,100,000	1,132,544
Vale SA	3.750	01-10-23	EUR	180,000	204,097
Vale SA	4.375	03-24-18	EUR	980,000	1,153,210
Canada 0.2%					13,426,734
Air Canada (S)	8.750	04-01-20		1,166,000	1,288,430
Air Canada 2013-1 Class B Pass Through Trust (S)	5.375	05-15-21		640,568	656,582
Cascades, Inc. (S)	5.500	07-15-22		1,170,000	1,131,975
CHC Helicopter SA	9.250	10-15-20		900,000	576,000
CHC Helicopter SA	9.375	06-01-21		808,516	396,173
First Quantum Minerals, Ltd. (S)	7.000	02-15-21		618,000	471,225
First Quantum Minerals, Ltd. (S)	7.250	05-15-22		800,000	598,000
Garda World Security Corp. (S)	7.250	11-15-21		746,000	697,510
Great-West Lifeco, Inc.	2.500	04-18-23	EUR	1,960,000	2,318,196

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Canada (continued)
Mercer International, Inc.	7.000	12-01-19		420,000	$435,750
Mercer International, Inc.	7.750	12-01-22		850,000	898,875
New Red Finance, Inc. (S)	6.000	04-01-22		1,070,000	1,104,561
NOVA Chemicals Corp. (S)	5.000	05-01-25		1,010,000	999,900
Resolute Forest Products, Inc.	5.875	05-15-23		630,000	526,050
Total Capital Canada, Ltd.	1.125	03-18-22	EUR	1,200,000	1,327,507
Cayman Islands 0.0%					3,426,946
IPIC GMTN, Ltd.	2.375	05-30-18	EUR	700,000	803,592
IPIC GMTN, Ltd.	5.875	03-14-21	EUR	1,930,000	2,623,354
Denmark 0.1%					5,514,501
Danske Bank A/S	3.875	02-28-17	EUR	1,149,000	1,332,903
Danske Bank A/S (3.875% to 10-4-18, then 5 Year Euro Swap Rate + 2.625%)	3.875	10-04-23	EUR	400,000	471,869
DONG Energy A/S	4.875	12-16-21	EUR	660,000	890,634
DONG Energy A/S	6.500	05-07-19	EUR	600,000	801,289
DONG Energy A/S (4.875% to 7-8-18, then 5 Year Euro Swap Rate + 3.800%)	4.875	07-08-18	EUR	1,150,000	1,348,203
DONG Energy A/S (6.250% to 6-26-23, then 5 Year Euro Swap Rate + 4.750%)	6.250	06-26-23	EUR	536,000	669,603
Finland 0.0%					524,687
Fortum OYJ	4.000	05-24-21	EUR	300,000	380,395
Teollisuuden Voima OYJ	4.625	02-04-19	EUR	120,000	144,292
France 0.8%					63,718,422
Aeroports de Paris	1.500	04-07-25	EUR	400,000	439,763
Alstom SA	3.625	10-05-18	EUR	500,000	592,532
Alstom SA	4.500	03-18-20	EUR	300,000	373,620
Areva SA	3.250	09-04-20	EUR	400,000	435,094
Arkema SA	1.500	01-20-25	EUR	800,000	850,758
Arkema SA (4.750% to 10-29-20, then 5 Year Euro Swap Rate + 4.346%) (Q)	4.750	10-29-20	EUR	900,000	1,035,319
Autoroutes du Sud de la France SA	2.950	01-17-24	EUR	200,000	243,411
Autoroutes du Sud de la France SA	7.375	03-20-19	EUR	550,000	748,433
Banque Federative du Credit Mutuel SA	3.000	11-28-23	EUR	400,000	490,713
BNP Paribas SA	2.250	01-13-21	EUR	800,000	933,758
BNP Paribas SA	2.500	08-23-19	EUR	500,000	588,686
BNP Paribas SA	2.875	11-27-17	EUR	1,600,000	1,857,704
BNP Paribas SA (7.781% to 7-2-18, then 3 month EURIBOR + 3.750%) (Q)	7.781	07-02-18	EUR	300,000	378,072
BPCE SA	1.375	05-22-19	EUR	600,000	676,258
BPCE SA	2.000	04-24-18	EUR	800,000	915,230
BPCE SA	5.150	07-21-24		1,100,000	1,130,396
Casino Guichard Perrachon SA	2.798	08-05-26	EUR	1,000,000	1,118,577
Casino Guichard Perrachon SA	3.311	01-25-23	EUR	500,000	599,820

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^		Value
France (continued)
Casino Guichard Perrachon SA	4.472	04-04-16	EUR	600,000	$676,865
Casino Guichard Perrachon SA	4.726	05-26-21	EUR	1,300,000	1,678,019
Christian Dior SE	4.000	05-12-16	EUR	700,000	789,490
Cie Financiere et Industrielle des Autoroutes SA	5.000	05-24-21	EUR	300,000	400,802
Credit Agricole SA	2.625	03-17-27	EUR	900,000	942,811
Credit Agricole SA (6.500% to 6-23-21, then 5 Year U.S. Swap Rate + 5.120%) (Q)	6.500	06-23-21	EUR	600,000	680,698
Credit Agricole SA (6.637% to 5-31-17, then 3 month EURIBOR + 1.232%) (Q)	6.637	05-31-17		400,000	414,000
Credit Logement SA (P) (Q)	1.136	09-16-15	EUR	1,350,000	1,234,666
Electricite de France SA	3.875	01-18-22	EUR	500,000	646,236
Electricite de France SA	4.625	04-26-30	EUR	950,000	1,352,058
Electricite de France SA	5.625	02-21-33	EUR	490,000	769,601
Electricite de France SA (4.125% to 1-22-22, then 8 Year Euro Swap Rate + 2.441%) (Q)	4.125	01-22-22	EUR	1,200,000	1,408,044
Electricite de France SA (5.000% to 1-22-26, then 12 Year Euro Swap Rate + 3.043%) (Q)	5.000	01-22-26	EUR	1,200,000	1,443,100
Engie	1.375	05-19-20	EUR	400,000	454,465
Engie (3.875% to 6-2-24, then 10 Year Euro Swap Rate + 2.650%) (Q)	3.875	06-02-24	EUR	800,000	919,735
Eutelsat SA	2.625	01-13-20	EUR	2,400,000	2,799,645
Eutelsat SA	5.000	01-14-19	EUR	100,000	125,207
Holding d'Infrastructures de Transport SAS	2.250	03-24-25	EUR	1,000,000	1,109,232
Holding d'Infrastructures de Transport SAS	5.750	03-09-18	EUR	200,000	247,869
Infra Foch SAS	1.250	10-16-20	EUR	1,300,000	1,436,745
Infra Foch SAS	2.125	04-16-25	EUR	400,000	442,555
Ingenico Group	2.500	05-20-21	EUR	1,400,000	1,591,440
Klepierre	1.000	04-17-23	EUR	900,000	951,843
Lafarge SA	4.750	09-30-20	EUR	710,000	912,331
Lagardere SCA	4.125	10-31-17	EUR	800,000	930,650
Legrand SA	4.375	03-21-18	EUR	500,000	603,877
Mercialys SA	1.787	03-31-23	EUR	1,000,000	1,090,671
Numericable Group SA	5.375	05-15-22	EUR	200,000	228,436
Numericable Group SA	5.625	05-15-24	EUR	250,000	281,564
Numericable Group SA (S)	6.000	05-15-22		850,000	864,025
Numericable Group SA (S)	6.250	05-15-24		1,175,000	1,194,916
Orange SA	3.875	04-09-20	EUR	620,000	773,996
Orange SA	3.875	01-14-21	EUR	1,000,000	1,265,805
Orange SA	8.125	01-28-33	EUR	690,000	1,266,028
Orange SA (5.000% to 10-1-26, then 5 Year Euro Swap Rate + 3.990%) (Q)	5.000	10-01-26	EUR	1,550,000	1,817,191
Pernod Ricard SA	5.000	03-15-17	EUR	900,000	1,060,510
RCI Banque SA	1.750	07-06-16	EUR	540,000	600,454
RCI Banque SA	4.250	04-27-17	EUR	780,000	911,525
Sanofi	2.500	11-14-23	EUR	600,000	724,353

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
France (continued)
SGD Group SAS	5.625	05-15-19	EUR	580,000	$656,094
Societe Des Autoroutes Paris-Rhin-Rhone	1.125	01-15-21	EUR	1,400,000	1,538,708
Societe Des Autoroutes Paris-Rhin-Rhone	1.875	01-15-25	EUR	800,000	890,625
Societe Des Autoroutes Paris-Rhin-Rhone	4.875	01-21-19	EUR	400,000	502,015
Societe Fonciere Lyonnaise SA	1.875	11-26-21	EUR	500,000	554,254
Societe Fonciere Lyonnaise SA	3.500	11-28-17	EUR	200,000	232,415
Societe Fonciere Lyonnaise SA	4.625	05-25-16	EUR	300,000	340,579
Societe Generale SA	4.000	06-07-23	EUR	300,000	362,252
Societe Generale SA (2.500% to 9-16-21, then 5 Year Euro Swap Rate + 1.830%)	2.500	09-16-26	EUR	1,300,000	1,415,734
Societe Generale SA (6.750% to 4-7-21, then 5 Year U.S. Swap Rate + 5.538%) (Q)	6.750	04-07-21	EUR	460,000	517,396
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18		750,000	802,500
Societe Generale SA (9.375% to 9-4-19, then 3 month EURIBOR + 8.901%) (Q)	9.375	09-04-19	EUR	300,000	406,901
SPCM SA	2.875	06-15-23	EUR	575,000	604,655
SPCM SA (S)	6.000	01-15-22		1,050,000	1,073,625
Total SA (2.250% to 2-26-21, then 5 Year Euro Swap Rate + 1.861%) (Q)	2.250	02-26-21	EUR	1,200,000	1,291,541
Transport et Infrastructures Gaz France SA	2.200	08-05-25	EUR	1,100,000	1,212,475
Vinci SA (6.250% to 11-13-15, then 3 month EURIBOR + 3.750%) (Q)	6.250	11-13-15	EUR	350,000	389,194
WPP Finance SA	2.250	09-22-26	EUR	427,000	477,857
Germany 0.3%					27,921,052
Aareal Bank AG (4.250% to 3-18-21, then 5 Year Euro Swap Rate + 2.900%)	4.250	03-18-26	EUR	1,050,000	1,217,982
Allianz SE (2.241% to 7-7-25, then 3 month EURIBOR + 2.650%)	2.241	07-07-45	EUR	2,000,000	2,059,912
Allianz SE (3.375% to 9-18-24, then 10 Year EURIBOR ISDAFIX + 3.200%) (Q)	3.375	09-18-24	EUR	1,200,000	1,317,335
Allianz SE (4.750% to 10-24-23, then 3 month EURIBOR + 3.600%) (Q)	4.750	10-24-23	EUR	2,600,000	3,137,307
Commerzbank AG	7.750	03-16-21	EUR	1,300,000	1,751,104
Deutsche Bank AG	1.250	09-08-21	EUR	900,000	987,480
Deutsche Bank AG	2.750	02-17-25	EUR	450,000	476,987
HeidelbergCement Finance Luxembourg SA	6.750	12-15-15	EUR	730,000	819,217
HeidelbergCement Finance Luxembourg SA	7.500	04-03-20	EUR	1,110,000	1,510,168
Henkel AG & Company KGaA (5.375% to 11-25-15, then 3 month EURIBOR + 2.850%)	5.375	11-25-2104	EUR	530,000	589,476
Muenchener Rueckversicherungs AG (6.250% to 5-26-22, then 3 month EURIBOR + 4.950%)	6.250	05-26-42	EUR	400,000	544,389
Unitymedia Hessen GmbH & Company KG	4.000	01-15-25	EUR	900,000	1,008,193
Unitymedia Hessen GmbH & Company KG	5.750	01-15-23	EUR	90,000	106,750

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^		Value
Germany (continued)
Unitymedia Hessen GmbH & Company KG	6.250	01-15-29	EUR	1,000,000	$1,230,039
Volkswagen International Finance NV	0.875	01-16-23	EUR	2,523,000	2,718,663
Volkswagen International Finance NV	1.625	01-16-30	EUR	330,000	347,130
Volkswagen International Finance NV	2.000	03-26-21	EUR	618,000	721,537
Volkswagen International Finance NV (3.500% to 3-20-30, then 15 Year Euro Swap Rate + 3.060%) (Q)	3.500	03-20-30	EUR	2,452,000	2,524,278
Volkswagen International Finance NV (3.750% to 3-24-21, then 7 Year U.S. Swap Rate + 2.534%) (Q)	3.750	03-24-21	EUR	1,350,000	1,545,649
Volkswagen International Finance NV (3.875% to 9-4-18, then 5 Year Euro Swap Rate + 2.700%) (Q)	3.875	09-04-18	EUR	290,000	336,009
Volkswagen International Finance NV (4.625% to 3-24-26, then 12 Year Euro Swap Rate + 2.967%) (Q)	4.625	03-24-26	EUR	598,000	692,875
Volkswagen Leasing GmbH	2.625	01-15-24	EUR	1,000,000	1,212,197
Volkswagen Leasing GmbH	3.250	05-10-18	EUR	900,000	1,066,375
Guernsey, Channel Islands 0.0%					1,780,750
Credit Suisse Group Guernsey I, Ltd. (7.875% to 8-24-16, then 5 Year U.S. Swap Rate + 5.220%)	7.875	02-24-41		1,700,000	1,780,750
Hong Kong 0.1%					4,638,613
Hutchison Whampoa Finance 09, Ltd.	4.750	11-14-16	EUR	1,350,000	1,564,523
Hutchison Whampoa Finance 14, Ltd.	1.375	10-31-21	EUR	2,800,000	3,074,090
Ireland 0.3%					23,949,505
AerCap Ireland Capital, Ltd.	4.250	07-01-20		242,000	244,118
AerCap Ireland Capital, Ltd. (S)	5.000	10-01-21		1,063,000	1,104,191
Aquarius + Investments PLC (4.250% to 10-2-23, then 3 month EURIBOR + 3.450%)	4.250	10-02-43	EUR	137,000	168,205
Aquarius + Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24		360,000	375,442
Ardagh Packaging Finance PLC	4.250	01-15-22	EUR	400,000	442,788
Ardagh Packaging Finance PLC (S)	7.000	11-15-20		70,588	71,294
Ardagh Packaging Finance PLC (S)	9.125	10-15-20		505,000	532,144
Bank of Ireland	1.250	04-09-20	EUR	1,300,000	1,427,313
Bank of Ireland	2.000	05-08-17	EUR	2,500,000	2,799,042
Bank of Ireland Mortgage Bank	3.125	11-20-15	EUR	540,000	598,099
Cloverie PLC	1.750	09-16-24	EUR	300,000	332,061
ESB Finance, Ltd.	2.125	06-08-27	EUR	1,300,000	1,451,653
ESB Finance, Ltd.	3.494	01-12-24	EUR	400,000	507,043
ESB Finance, Ltd.	4.375	11-21-19	EUR	1,100,000	1,395,227
ESB Finance, Ltd.	6.250	09-11-17	EUR	333,000	409,904
FCA Capital Ireland PLC	2.000	10-23-19	EUR	1,100,000	1,228,409

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Ireland (continued)
FCA Capital Ireland PLC	2.875	01-26-18	EUR	400,000	$459,057
FCA Capital Ireland PLC	4.000	10-17-18	EUR	750,000	894,381
Fly Leasing, Ltd.	6.375	10-15-21		1,355,000	1,375,325
GAS Networks Ireland	3.625	12-04-17	EUR	350,000	412,438
GE Capital European Funding	0.800	01-21-22	EUR	3,273,000	3,525,001
GE Capital European Funding	2.625	03-15-23	EUR	400,000	481,123
GE Capital European Funding	3.625	06-15-17	EUR	536,000	624,744
GE Capital European Funding	4.625	02-22-27	EUR	400,000	570,730
Smurfit Kappa Acquisitions	4.125	01-30-20	EUR	615,000	731,294
Swisscom AG	2.000	09-30-20	EUR	900,000	1,043,699
Willow No. 2 Ireland PLC	3.375	06-27-22	EUR	600,000	744,780
Israel 0.0%					2,799,261
Teva Pharmaceutical Finance IV BV	2.875	04-15-19	EUR	1,400,000	1,646,471
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	1,100,000	1,152,790
Italy 0.2%					17,829,921
2i Rete Gas SpA	1.125	01-02-20	EUR	2,000,000	2,199,914
Assicurazioni Generali SpA	5.125	09-16-24	EUR	700,000	961,477
Assicurazioni Generali SpA (7.750% to 12-12-22, then 3 month EURIBOR + 7.113%)	7.750	12-12-42	EUR	1,500,000	2,033,393
Edison SpA	3.875	11-10-17	EUR	820,000	968,498
Enel SpA (5.000% to 1-15-20, then 5 Year Euro Swap Rate + 3.648%)	5.000	01-15-75	EUR	480,000	567,856
Eni SpA	4.000	06-29-20	EUR	100,000	126,659
Intesa Sanpaolo SpA	1.125	03-04-22	EUR	400,000	424,592
Intesa Sanpaolo SpA	2.000	06-18-21	EUR	1,200,000	1,350,583
Intesa Sanpaolo SpA	3.000	01-28-19	EUR	800,000	936,461
Intesa Sanpaolo SpA	3.928	09-15-26	EUR	1,000,000	1,129,789
Intesa Sanpaolo SpA	4.000	11-09-17	EUR	100,000	117,645
Intesa Sanpaolo SpA	4.125	01-14-16	EUR	100,000	111,617
Intesa Sanpaolo SpA	4.125	09-19-16	EUR	200,000	228,196
Intesa Sanpaolo SpA	4.375	10-15-19	EUR	1,200,000	1,486,660
Intesa Sanpaolo SpA	5.000	02-28-17	EUR	1,900,000	2,224,415
Intesa Sanpaolo SpA	6.625	09-13-23	EUR	230,000	311,733
Snam SpA	3.875	03-19-18	EUR	160,000	191,038
UniCredit Banca SpA	5.650	08-24-18	EUR	900,000	1,107,137
UniCredit SpA	5.650	07-24-18	EUR	1,100,000	1,352,258
Jamaica 0.0%					2,353,976
Digicel Group, Ltd. (S)	8.250	09-30-20		1,485,000	1,466,438
Digicel, Ltd. (S)	6.750	03-01-23		925,000	887,538
Japan 0.0%					3,255,479
SoftBank Group Corp.	4.750	07-30-25	EUR	800,000	892,701

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^		Value
Japan (continued)
Sumitomo Mitsui Banking Corp.	1.000	01-19-22	EUR	2,200,000	$2,362,778
Jersey, Channel Islands 0.1%					3,455,183
AA Bond Company, Ltd.	4.720	07-31-18	GBP	900,000	1,487,120
CPUK Finance, Ltd.	7.000	08-28-20	GBP	600,000	957,399
ProSecure Funding LP	4.668	06-30-16	EUR	900,000	1,010,664
Luxembourg 0.2%					18,028,254
Altice Financing SA	5.250	02-15-23	EUR	450,000	507,803
Altice SA	7.250	05-15-22	EUR	530,000	593,714
Altice SA (S)	7.750	05-15-22		1,105,000	1,109,144
ArcelorMittal	6.250	03-01-21		1,015,000	1,025,150
Ardagh Finance Holdings SA, PIK	8.375	06-15-19	EUR	175,000	197,971
Bilbao Luxembourg SA, PIK	10.500	12-01-18	EUR	481,996	557,397
Cabot Financial Luxembourg SA	8.375	08-01-20	GBP	100,000	161,630
Cabot Financial Luxembourg SA	10.375	10-01-19	GBP	260,000	441,312
CNH Industrial Finance Europe SA	2.750	03-18-19	EUR	800,000	882,894
GELF Bond Issuer I SA	1.750	11-22-21	EUR	1,550,000	1,685,093
Glencore Finance Europe SA	1.250	03-17-21	EUR	300,000	316,760
Glencore Finance Europe SA	2.750	04-01-21	EUR	110,000	125,631
Glencore Finance Europe SA	3.375	09-30-20	EUR	1,600,000	1,902,959
Glencore Finance Europe SA	5.250	03-22-17	EUR	1,350,000	1,589,811
INEOS Group Holdings SA	5.750	02-15-19	EUR	350,000	394,028
INEOS Group Holdings SA (S)	5.875	02-15-19		520,000	524,550
INEOS Group Holdings SA (S)	6.125	08-15-18		545,000	554,538
Intelsat Jackson Holdings SA	7.250	10-15-20		500,000	496,250
KBC IFIMA SA	4.500	03-27-17	EUR	1,540,000	1,806,220
Prologis International Funding II SA	2.750	10-23-18	EUR	300,000	347,510
Prologis International Funding II SA	2.875	04-04-22	EUR	1,175,000	1,370,863
Wind Acquisition Finance SA	4.000	07-15-20	EUR	400,000	448,635
Wind Acquisition Finance SA (S)	6.500	04-30-20		600,000	637,500
Wind Acquisition Finance SA	7.000	04-23-21	EUR	300,000	350,891
Marshall Islands 0.0%					759,050
Millennium Offshore Services Superholdings LLC (S)	9.500	02-15-18		799,000	759,050
Mexico 0.1%					8,841,180
America Movil SAB de CV	3.000	07-12-21	EUR	1,260,000	1,514,250
America Movil SAB de CV	4.125	10-25-19	EUR	400,000	498,205
America Movil SAB de CV	4.750	06-28-22	EUR	600,000	799,800
America Movil SAB de CV (5.125% to 9-6-18, then 5 Year Euro Swap Rate + 3.850%)	5.125	09-06-73	EUR	800,000	947,459
America Movil SAB de CV (6.375% to 9-6-23, then 5 Year Euro Swap Rate + 4.550%)	6.375	09-06-73	EUR	500,000	644,535
Cemex SAB de CV (S)	6.125	05-05-25		556,000	553,915

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Mexico (continued)
Cemex SAB de CV (S)	7.250	01-15-21		375,000	$399,375
Petroleos Mexicanos	3.125	11-27-20	EUR	1,700,000	1,969,710
Petroleos Mexicanos	5.500	01-09-17	EUR	330,000	386,817
Petroleos Mexicanos	6.375	08-05-16	EUR	973,000	1,127,114
Netherlands 0.7%					55,458,371
Achmea BV	2.500	11-19-20	EUR	2,060,000	2,399,404
Alliander NV (3.250% to 11-27-18, then 5 Year Euro Swap Rate + 2.295%) (Q)	3.250	11-27-18	EUR	1,000,000	1,157,280
BAT Netherlands Finance BV	3.125	03-06-29	EUR	920,000	1,129,472
Bharti Airtel International Netherlands BV	4.000	12-10-18	EUR	2,475,000	2,925,427
BMW Finance NV	2.625	01-17-24	EUR	500,000	607,365
Coca-Cola HBC Finance BV	4.250	11-16-16	EUR	238,000	273,866
Conti-Gummi Finance BV	2.500	03-20-17	EUR	250,000	283,689
EDP Finance BV	2.625	01-18-22	EUR	700,000	791,738
EDP Finance BV	4.125	01-20-21	EUR	710,000	870,560
EDP Finance BV	4.875	09-14-20	EUR	190,000	240,489
Enel Finance International NV	1.966	01-27-25	EUR	1,579,000	1,770,253
Enel Finance International NV	5.000	09-14-22	EUR	800,000	1,092,098
Fresenius Finance BV	3.000	02-01-21	EUR	600,000	700,958
Gas Natural Fenosa Finance BV	3.875	04-11-22	EUR	1,600,000	2,039,156
Gas Natural Fenosa Finance BV (4.125% to 11-18-22, then 8 Year Euro Swap Rate + 3.353%) (Q)	4.125	11-18-22	EUR	800,000	895,073
General Motors Financial International BV	0.850	02-23-18	EUR	1,900,000	2,078,519
General Motors Financial International BV	1.875	10-15-19	EUR	200,000	223,979
Iberdrola International BV	3.000	01-31-22	EUR	800,000	974,572
ING Bank NV (3.500% to 11-21-18, then 5 Year Euro Swap Rate + 2.450%)	3.500	11-21-23	EUR	685,000	795,245
InterXion Holding NV	6.000	07-15-20	EUR	475,000	555,994
JAB Holdings BV	1.500	11-24-21	EUR	1,400,000	1,535,086
Koninklijke KPN NV	7.500	02-04-19	EUR	878,000	1,180,817
LeasePlan Corp. NV	2.375	04-23-19	EUR	730,000	835,810
LGE HoldCo VI BV	7.125	05-15-24	EUR	560,000	679,781
Linde Finance BV (7.375% to 7-14-16, then 3 month EURIBOR + 4.125%)	7.375	07-14-66	EUR	820,000	954,490
NN Group NV (4.500% to 1-15-26, then 3 month EURIBOR + 4.000%) (Q)	4.500	01-15-26	EUR	1,000,000	1,115,088
Playa Resorts Holding BV (S)	8.000	08-15-20		1,785,000	1,851,938
Portugal Telecom International Finance BV	5.875	04-17-18	EUR	600,000	667,187
Rabobank Nederland NV	3.500	10-17-18	EUR	1,520,000	1,830,632
Rabobank Nederland NV (2.500% to 5-26-21, then 5 Year Euro Swap Rate + 1.400%)	2.500	05-26-26	EUR	3,230,000	3,599,917
Repsol International Finance BV	4.250	02-12-16	EUR	100,000	112,087
Roche Finance Europe BV	0.875	02-25-25	EUR	1,300,000	1,374,000
RWE Finance BV	6.500	08-10-21	EUR	320,000	455,036

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^		Value
Netherlands (continued)
Samvardhana Motherson Automotive Systems Group BV	4.125	07-15-21	EUR	600,000	$668,439
Schaeffler Finance BV	4.250	05-15-18	EUR	420,000	470,536
Schaeffler Finance BV (S)	4.750	05-15-23		675,000	659,813
Shell International Finance BV	1.625	01-20-27	EUR	600,000	654,871
Swiss Reinsurance Company (2.600% to 9-1-25, then 6 month EURIBOR + 3.050%) (Q)	2.600	09-01-25	EUR	1,100,000	1,138,998
Swiss Reinsurance Company (5.252% to 5-25-16, then 6 month EURIBOR + 2.090%) (Q)	5.252	05-25-16	EUR	250,000	281,426
Telefonica Europe BV	5.875	02-14-33	EUR	230,000	360,866
Telefonica Europe BV (4.200% to 12-4-19, then 5 Year Euro Swap Rate + 3.806%) (Q)	4.200	12-04-19	EUR	4,300,000	4,875,953
Telefonica Europe BV (5.000% to 3-31-20, then 6 Year Euro Swap Rate + 3.804%) (Q)	5.000	03-31-20	EUR	300,000	348,008
Urenco Finance NV	2.375	12-02-24	EUR	900,000	972,158
Vonovia Finance BV	2.125	07-25-16	EUR	1,100,000	1,227,524
Vonovia Finance BV	3.125	07-25-19	EUR	1,100,000	1,309,232
Vonovia Finance BV	3.625	10-08-21	EUR	1,100,000	1,363,947
Vonovia Finance BV (4.000% to 12-17-21, then 5 Year Euro Swap Rate + 3.390%) (Q)	4.000	12-17-21	EUR	2,100,000	2,325,351
Vonovia Finance BV (4.625% to 4-8-19, then 5 Year Euro Swap Rate + 3.696%)	4.625	04-08-74	EUR	700,000	804,243
Norway 0.1%					4,804,855
DNB Bank ASA	4.375	02-24-21	EUR	1,210,000	1,572,870
Silk Bidco AS	7.500	02-01-22	EUR	650,000	744,201
Statkraft AS	2.500	11-28-22	EUR	1,304,000	1,564,213
Statkraft AS	6.625	04-02-19	EUR	690,000	923,571
Spain 0.2%					14,511,010
Amadeus Capital Markets SA	4.875	07-15-16	EUR	930,000	1,063,986
Banco Bilbao Vizcaya Argentaria SA (6.750% to 2-18-20, then 5 Year Euro Swap Rate + 6.604%) (Q)	6.750	02-18-20	EUR	800,000	888,816
BBVA Senior Finance SAU	4.375	09-21-15	EUR	500,000	552,198
BBVA Subordinated Capital SAU (3.500% to 4-11-19, then 5 Year Euro Swap Rate + 2.550%)	3.500	04-11-24	EUR	1,800,000	2,063,160
Enagas Financiaciones SAU	1.250	02-06-25	EUR	1,200,000	1,257,437
Ferrovial Emisiones SA	3.375	01-30-18	EUR	900,000	1,053,575
Gas Natural Capital Markets SA	6.000	01-27-20	EUR	1,500,000	2,012,837
Inmobiliaria Colonial SA	1.863	06-05-19	EUR	1,000,000	1,104,129
Telefonica Emisiones SAU	3.661	09-18-17	EUR	350,000	409,574
Telefonica Emisiones SAU	3.987	01-23-23	EUR	100,000	128,672
Telefonica Emisiones SAU	4.710	01-20-20	EUR	1,200,000	1,536,987

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Spain (continued)
Telefonica Emisiones SAU	4.750	02-07-17	EUR	300,000	$350,891
Telefonica Emisiones SAU	4.967	02-03-16	EUR	1,100,000	1,236,334
Telefonica Emisiones SAU	5.811	09-05-17	EUR	700,000	852,414
Sweden 0.0%					2,848,645
Auris Luxembourg II SA	8.000	01-15-23	EUR	500,000	596,624
Investor AB	3.250	09-17-18	EUR	550,000	655,555
Nordea Bank AB	4.000	06-29-20	EUR	410,000	519,216
Svenska Handelsbanken AB	4.375	10-20-21	EUR	470,000	621,102
Vattenfall AB (3.000% to 3-19-27, then 5 Year Euro Swap Rate + 2.511%)	3.000	03-19-77	EUR	483,000	456,148
Switzerland 0.1%					10,094,683
Credit Suisse AG	0.500	03-29-18	EUR	2,050,000	2,252,199
Credit Suisse AG	0.625	11-20-18	EUR	1,100,000	1,208,525
UBS AG	0.500	05-15-18	EUR	1,600,000	1,760,299
UBS AG	1.250	09-03-21	EUR	1,300,000	1,446,513
UBS AG	6.000	04-18-18	EUR	310,000	391,206
UBS AG (4.750% to 2-12-21, then 5 Year Euro Swap Rate + 3.400%)	4.750	02-12-26	EUR	2,550,000	3,035,941
United Arab Emirates 0.0%					288,088
Glencore Finance Dubai, Ltd.	1.750	05-19-16	EUR	260,000	288,088
United Kingdom 1.1%					86,655,754
Abbey National Treasury Services PLC	0.875	01-13-20	EUR	1,700,000	1,860,534
Abbey National Treasury Services PLC	1.125	01-14-22	EUR	1,800,000	1,952,277
Abbey National Treasury Services PLC	1.750	01-15-18	EUR	280,000	316,507
Abbey National Treasury Services PLC	2.000	01-14-19	EUR	200,000	228,797
Abbey National Treasury Services PLC	2.625	07-16-20	EUR	1,240,000	1,463,561
Anglo American Capital PLC	1.750	04-03-18	EUR	500,000	556,418
Anglo American Capital PLC	2.750	06-07-19	EUR	2,000,000	2,281,257
Anglo American Capital PLC	3.250	04-03-23	EUR	750,000	852,330
Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP	395,000	679,152
Aviva PLC (3.375% to 12-4-25, then 3 month EURIBOR + 3.550%)	3.375	12-04-45	EUR	300,000	320,308
Aviva PLC (3.875% to 7-3-24, then 5 Year Euro Swap Rate + 3.480%)	3.875	07-03-44	EUR	400,000	452,479
Aviva PLC (5.700% to 9-29-15, then 3 month EURIBOR + 2.350%) (Q)	5.700	09-29-15	EUR	320,000	353,592
Aviva PLC (6.125% to 7-5-23, then 5 Year Euro Swap Rate + 5.130%)	6.125	07-05-43	EUR	1,110,000	1,457,053
Babcock International Group PLC	1.750	10-06-22	EUR	1,204,000	1,333,456
Barclays Bank PLC	7.625	11-21-22		530,000	611,156
Barclays Bank PLC	10.000	05-21-21	GBP	210,000	428,155
BAT International Finance PLC	3.625	11-09-21	EUR	1,060,000	1,342,752
BIBBY Offshore Services PLC	7.500	06-15-21	GBP	425,000	572,773

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
BP Capital Markets PLC	1.109	02-16-23	EUR	950,000	$1,030,654
BP Capital Markets PLC	1.573	02-16-27	EUR	750,000	801,736
BP Capital Markets PLC	2.213	09-25-26	EUR	525,000	603,600
Brambles Finance PLC	4.625	04-20-18	EUR	430,000	522,395
Centrica PLC (3.000% to 4-10-21, then 5 Year Euro Swap Rate + 2.687%)	3.000	04-10-76	EUR	1,200,000	1,291,541
CEVA Group PLC (S)	7.000	03-01-21		1,455,000	1,382,250
CEVA Group PLC (S)	9.000	09-01-21		350,000	334,250
Coventry Building Society	2.250	12-04-17	EUR	1,280,000	1,460,623
Coventry Building Society	2.500	11-18-20	EUR	1,200,000	1,404,894
Experian Finance PLC	4.750	02-04-20	EUR	1,340,000	1,723,972
FCE Bank PLC	1.875	04-18-19	EUR	1,500,000	1,698,986
FCE Bank PLC	1.875	06-24-21	EUR	2,650,000	2,991,572
FCE Bank PLC	2.875	10-03-17	EUR	470,000	540,922
Fiat Chrysler Automobiles NV (S)	5.250	04-15-23		990,000	996,188
Fiat Chrysler Finance Europe	4.750	07-15-22	EUR	330,000	386,342
Fiat Chrysler Finance Europe	6.750	10-14-19	EUR	600,000	758,244
Fiat Chrysler Finance Europe	7.000	03-23-17	EUR	500,000	589,870
FirstGroup PLC	8.125	09-19-18	GBP	270,000	486,686
G4S International Finance PLC	2.625	12-06-18	EUR	400,000	464,639
G4S International Finance PLC	2.875	05-02-17	EUR	681,000	776,381
Grainger PLC	5.000	12-16-20	GBP	525,000	846,920
Hammerson PLC	2.000	07-01-22	EUR	1,100,000	1,239,877
Hammerson PLC	2.750	09-26-19	EUR	660,000	774,243
Heathrow Finance PLC	7.125	03-01-17	GBP	980,000	1,629,933
Heathrow Funding, Ltd.	1.875	05-23-22	EUR	600,000	684,494
Heathrow Funding, Ltd.	4.125	10-12-16	EUR	1,000,000	1,146,066
Heathrow Funding, Ltd.	4.375	01-25-17	EUR	560,000	650,452
Heathrow Funding, Ltd.	4.600	02-15-18	EUR	1,060,000	1,282,126
HSBC Holdings PLC (3.375% to 1-10-19, then 5 Year Euro Swap Rate + 1.950%)	3.375	01-10-24	EUR	380,000	442,095
Imperial Tobacco Finance PLC	2.250	02-26-21	EUR	800,000	920,970
Imperial Tobacco Finance PLC	3.375	02-26-26	EUR	800,000	964,547
Imperial Tobacco Finance PLC	5.000	12-02-19	EUR	1,420,000	1,821,481
Imperial Tobacco Finance PLC	8.375	02-17-16	EUR	425,000	486,838
Jaguar Land Rover Automotive PLC	3.875	03-01-23	GBP	1,160,000	1,684,704
Jaguar Land Rover Automotive PLC	5.000	02-15-22	GBP	375,000	587,667
Jaguar Land Rover Automotive PLC (S)	5.625	02-01-23		150,000	151,500
LBG Capital No.2 PLC	15.000	12-21-19	EUR	995,000	1,639,137
Leeds Building Society	1.375	05-05-22	EUR	1,300,000	1,394,438
Leeds Building Society	2.625	04-01-21	EUR	1,420,000	1,646,975
Lloyds Bank PLC	6.500	03-24-20	EUR	1,420,000	1,890,661
Lloyds Bank PLC	9.625	04-06-23	GBP	300,000	635,690

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Lloyds Banking Group PLC (7.000% to 6-27-19, then 5 Year British Pound Swap Rate + 5.060%) (Q)	7.000	06-27-19	GBP	325,000	$518,320
Mondi Finance PLC	3.375	09-28-20	EUR	650,000	784,322
Mondi Finance PLC	5.750	04-03-17	EUR	310,000	369,226
Motability Operations Group PLC	1.625	06-09-23	EUR	1,300,000	1,455,926
Motability Operations Group PLC	3.250	11-30-18	EUR	1,230,000	1,472,327
National Grid PLC	5.000	07-02-18	EUR	575,000	713,107
Nationwide Building Society	6.750	07-22-20	EUR	350,000	474,638
NGG Finance PLC (4.250% to 6-18-20, then 7 Year Euro Swap Rate + 2.880%)	4.250	06-18-76	EUR	1,560,000	1,850,236
Provident Financial PLC	8.000	10-23-19	GBP	510,000	911,127
Rentokil Initial PLC	3.250	10-07-21	EUR	1,000,000	1,221,078
Sky PLC	1.500	09-15-21	EUR	1,700,000	1,885,269
SSE PLC (2.375% to 4-1-21, then 5 Year Euro Swap Rate + 1.989%) (Q)	2.375	04-01-21	EUR	900,000	960,749
SSE PLC (5.025% to 10-1-15, then 5 Year Euro Swap Rate + 3.150%) (Q)	5.025	10-01-15	EUR	630,000	695,564
SSE PLC (5.625% to 10-1-17, then 5 Year Euro Swap Rate + 4.620%) (Q)	5.625	10-01-17	EUR	560,000	659,005
Stagecoach Group PLC	5.750	12-16-16	GBP	200,000	328,523
Tesco Corporate Treasury Services PLC	1.375	07-01-19	EUR	150,000	160,558
Tesco PLC	3.375	11-02-18	EUR	1,000,000	1,154,647
The Royal Bank of Scotland PLC	1.625	06-25-19	EUR	1,300,000	1,443,089
The Royal Bank of Scotland PLC	4.875	01-20-17	EUR	350,000	408,455
The Royal Bank of Scotland PLC	5.375	09-30-19	EUR	164,000	211,806
The Royal Bank of Scotland PLC	6.934	04-09-18	EUR	542,000	672,612
The Royal Bank of Scotland PLC (3.625% to 3-25-19, then 5 Year Euro Swap Rate + 2.650%)	3.625	03-25-24	EUR	210,000	238,154
The Royal Bank of Scotland PLC (4.625% to 9-22-16, then 3 month EURIBOR + 1.300%)	4.625	09-22-21	EUR	1,174,000	1,320,934
Thomas Cook Group PLC	7.750	06-22-17	GBP	475,000	786,289
United Utilities Water, Ltd.	4.250	01-24-20	EUR	1,300,000	1,643,782
Virgin Media Finance PLC (S)	6.000	10-15-24		900,000	913,500
Virgin Media Secured Finance PLC	6.000	04-15-21	GBP	585,000	953,531
Vodafone Group PLC	4.650	01-20-22	EUR	300,000	394,599
Yorkshire Building Society	2.125	03-18-19	EUR	1,950,000	2,225,265
United States 2.3%					191,284,769
A Schulman, Inc. (S)	6.875	06-01-23		521,000	527,513
Affinia Group, Inc.	7.750	05-01-21		1,010,000	1,052,925
Ahern Rentals, Inc. (S)	7.375	05-15-23		900,000	850,500
AK Steel Corp.	7.625	10-01-21		800,000	564,000
Aleris International, Inc.	7.875	11-01-20		793,000	802,992

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
American Airlines 2013-1 Class B Pass Through Trust (S)	5.625	01-15-21		752,170	$778,496
American International Group, Inc. (4.875% to 3-15-17, then 3 month EURIBOR + 1.730%)	4.875	03-15-67	EUR	300,000	340,578
Amgen, Inc.	4.375	12-05-18	EUR	2,230,000	2,751,699
Amsurg Corp.	5.625	07-15-22		930,000	956,552
Approach Resources, Inc.	7.000	06-15-21		755,000	639,863
Asbury Automotive Group, Inc.	6.000	12-15-24		660,000	686,400
AT&T, Inc.	1.300	09-05-23	EUR	980,000	1,052,834
AT&T, Inc.	1.450	06-01-22	EUR	2,900,000	3,203,937
AT&T, Inc.	2.400	03-15-24	EUR	289,000	334,295
AT&T, Inc.	2.650	12-17-21	EUR	700,000	834,721
AT&T, Inc.	3.550	12-17-32	EUR	280,000	340,567
Avis Budget Car Rental LLC	5.500	04-01-23		400,000	402,000
Bank of America Corp. (P)	0.825	03-28-18	EUR	750,000	816,307
Bank of America Corp.	1.375	09-10-21	EUR	1,900,000	2,095,114
Bank of America Corp.	2.500	07-27-20	EUR	540,000	634,349
Bank of America Corp.	4.750	04-03-17	EUR	1,200,000	1,412,965
Blue Coat Holdings, Inc. (S)	8.375	06-01-23		1,450,000	1,482,625
BlueLine Rental Finance Corp. (S)	7.000	02-01-19		698,000	694,510
Boyd Gaming Corp.	6.875	05-15-23		1,230,000	1,273,050
BWAY Holding Company (S)	9.125	08-15-21		990,000	1,009,800
Cablevision Systems Corp.	5.875	09-15-22		635,000	601,663
Calpine Corp.	5.500	02-01-24		1,000,000	970,000
Casella Waste Systems, Inc.	7.750	02-15-19		1,979,000	2,012,663
CCM Merger, Inc. (S)	9.125	05-01-19		1,761,000	1,901,880
CCO Holdings LLC (S)	5.125	05-01-23		474,000	469,853
CCO Holdings LLC	5.750	01-15-24		455,000	463,247
CCO Safari II LLC (S)	6.384	10-23-35		449,000	461,496
Cemex Finance LLC (S)	9.375	10-12-22		641,000	716,926
CenturyLink, Inc.	5.625	04-01-20		1,096,000	1,119,180
CenturyLink, Inc.	7.600	09-15-39		1,300,000	1,157,000
Cequel Communications Holdings I LLC (S)	6.375	09-15-20		1,710,000	1,722,825
Chaparral Energy, Inc.	8.250	09-01-21		675,000	405,000
Citigroup, Inc.	1.375	10-27-21	EUR	500,000	550,937
Citigroup, Inc. (P)	1.391	02-10-19	EUR	1,350,000	1,479,673
Citigroup, Inc.	1.750	01-28-25	EUR	1,300,000	1,408,611
Citigroup, Inc.	5.000	08-02-19	EUR	620,000	792,824
Citigroup, Inc.	7.375	09-04-19	EUR	1,700,000	2,355,949
Clear Channel Worldwide Holdings, Inc.	7.625	03-15-20		770,000	808,981
Cloud Peak Energy Resources LLC	6.375	03-15-24		925,000	564,250
CommScope Technologies Finance LLC (S)	6.000	06-15-25		1,129,000	1,114,888
Community Health Systems, Inc.	5.125	08-01-21		885,000	918,188
Crestwood Midstream Partners LP (S)	6.250	04-01-23		1,175,000	1,180,875

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Crown Americas LLC	6.250	02-01-21		100,000	$104,900
DIRECTV Holdings LLC	2.750	05-19-23	EUR	730,000	858,573
DISH DBS Corp.	6.750	06-01-21		1,495,000	1,580,963
DJO Finco, Inc. (S)	8.125	06-15-21		1,420,000	1,459,050
Dollar Tree, Inc. (S)	5.250	03-01-20		794,000	837,670
DR Horton, Inc.	4.000	02-15-20		427,000	435,540
DR Horton, Inc.	4.375	09-15-22		1,111,000	1,102,668
Endo Finance LLC (S)	5.750	01-15-22		750,000	770,625
Endo Finance LLC (S)	6.000	07-15-23		245,000	255,413
Endo Finance LLC (S)	7.250	12-15-20		375,000	393,750
Energy Transfer Equity LP	5.500	06-01-27		1,123,000	1,100,540
Energy XXI Gulf Coast, Inc. (S)	11.000	03-15-20		800,000	597,500
EP Energy LLC	7.750	09-01-22		720,000	718,200
Family Tree Escrow LLC (S)	5.750	03-01-23		605,000	638,275
First Data Corp., PIK (S)	8.750	01-15-22		1,500,000	1,590,000
Freescale Semiconductor, Inc.	10.750	08-01-20		726,000	765,023
Fresenius Medical Care US Finance II, Inc. (S)	5.625	07-31-19		954,000	1,042,245
Fresenius Medical Care US Finance II, Inc. (S)	5.875	01-31-22		425,000	459,000
Frontier Communications Corp.	6.875	01-15-25		425,000	361,781
Frontier Communications Corp.	7.625	04-15-24		805,000	732,550
Frontier Communications Corp.	9.000	08-15-31		1,300,000	1,186,250
General Electric Company	1.250	05-26-23	EUR	1,900,000	2,084,399
General Motors Company	5.000	04-01-35		2,686,000	2,594,792
GenOn Energy, Inc.	9.500	10-15-18		1,920,000	1,929,600
Golden Nugget Escrow, Inc. (S)	8.500	12-01-21		1,371,000	1,425,840
Graphic Packaging International, Inc.	4.875	11-15-22		702,000	703,755
Greektown Holdings LLC (S)	8.875	03-15-19		1,376,000	1,458,560
Halcon Resources Corp.	8.875	05-15-21		1,515,000	802,950
Halcon Resources Corp.	9.750	07-15-20		962,000	519,480
Harland Clarke Holdings Corp. (S)	9.250	03-01-21		1,540,000	1,386,000
HCA, Inc.	5.250	04-15-25		900,000	947,250
HCA, Inc.	7.500	11-15-95		1,685,000	1,685,000
Hiland Partners LP (S)	7.250	10-01-20		2,010,000	2,168,288
Innovation Ventures LLC (S)	9.500	08-15-19		414,000	425,385
International Game Technology PLC	6.625	02-02-18	EUR	400,000	483,779
Interval Acquisition Corp. (S)	5.625	04-15-23		955,000	959,775
JBS USA LLC (S)	5.750	06-15-25		70,000	69,366
JBS USA LLC (S)	7.250	06-01-21		224,000	235,480
JPMorgan Chase & Co.	1.375	09-16-21	EUR	1,950,000	2,160,599
JPMorgan Chase & Co.	1.500	01-27-25	EUR	1,400,000	1,500,331
JPMorgan Chase & Co.	2.625	04-23-21	EUR	3,350,000	3,978,028
Kinder Morgan, Inc.	1.500	03-16-22	EUR	1,000,000	1,057,072
Kinder Morgan, Inc.	3.050	12-01-19		1,200,000	1,190,282
Kindred Healthcare, Inc. (S)	8.000	01-15-20		460,000	497,950

SEE NOTES TO FINANCIAL STATEMENTS25

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Kindred Healthcare, Inc. (S)	8.750	01-15-23		600,000	$661,500
Kinetic Concepts, Inc.	10.500	11-01-18		1,336,000	1,419,500
Level 3 Financing, Inc.	8.625	07-15-20		513,000	547,628
Light Tower Rentals, Inc. (S)	8.125	08-01-19		1,000,000	762,500
Linn Energy LLC	8.625	04-15-20		264,000	163,574
McGraw-Hill Global Education Holdings LLC	9.750	04-01-21		415,000	459,613
Merck & Company, Inc.	1.875	10-15-26	EUR	1,300,000	1,462,070
Meritage Homes Corp.	6.000	06-01-25		560,000	568,400
Metropolitan Life Global Funding I	0.875	01-20-22	EUR	2,400,000	2,572,974
Metropolitan Life Global Funding I	1.250	09-17-21	EUR	1,400,000	1,541,867
Metropolitan Life Global Funding I	2.375	09-30-19	EUR	2,600,000	3,032,823
MGM Resorts International	6.000	03-15-23		904,000	919,820
MHGE Parent LLC (S)	8.500	08-01-19		810,000	822,150
Milacron LLC (S)	7.750	02-15-21		1,712,000	1,767,640
Moody's Corp.	1.750	03-09-27	EUR	980,000	1,027,476
Morgan Stanley	1.875	03-30-23	EUR	400,000	446,782
Morgan Stanley	2.375	03-31-21	EUR	1,600,000	1,863,703
Morgan Stanley	4.500	02-23-16	EUR	1,450,000	1,630,362
Morgan Stanley	5.375	08-10-20	EUR	200,000	265,196
Morgan Stanley	5.500	10-02-17	EUR	840,000	1,021,588
MPG Holdco I, Inc.	7.375	10-15-22		590,000	626,905
National Grid North America, Inc.	0.750	02-11-22	EUR	1,700,000	1,815,823
NCI Building Systems, Inc. (S)	8.250	01-15-23		1,178,000	1,242,790
Netflix, Inc. (S)	5.500	02-15-22		1,190,000	1,237,600
NPC International, Inc.	10.500	01-15-20		880,000	926,200
Oasis Petroleum, Inc.	6.875	03-15-22		700,000	644,000
PaperWorks Industries, Inc. (S)	9.500	08-15-19		950,000	960,688
Parsley Energy LLC (S)	7.500	02-15-22		1,708,000	1,712,270
Penn Virginia Corp.	8.500	05-01-20		720,000	338,400
Philip Morris International, Inc.	1.875	03-03-21	EUR	1,500,000	1,727,674
Philip Morris International, Inc.	2.750	03-19-25	EUR	450,000	540,862
Philip Morris International, Inc.	2.875	03-03-26	EUR	600,000	727,289
Philip Morris International, Inc.	3.125	06-03-33	EUR	380,000	464,566
Plantronics, Inc. (S)	5.500	05-31-23		937,000	951,055
Praxair, Inc.	1.625	12-01-25	EUR	1,700,000	1,872,285
Project Homestake Merger Corp. (S)	8.875	03-01-23		1,075,000	1,010,500
Prologis LP	3.000	01-18-22	EUR	1,000,000	1,174,633
Prologis LP	3.375	02-20-24	EUR	800,000	959,088
Prospect Medical Holdings, Inc. (S)	8.375	05-01-19		1,725,000	1,828,500
PulteGroup, Inc.	6.000	02-15-35		310,000	302,250
PulteGroup, Inc.	7.875	06-15-32		615,000	707,250
Quad/Graphics, Inc.	7.000	05-01-22		1,159,000	1,118,435
Radio One, Inc. (S)	7.375	04-15-22		719,000	702,823
Rain CII Carbon LLC	8.500	01-15-21	EUR	675,000	709,219

26SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
RELX Capital, Inc.	1.300	05-12-25	EUR	1,600,000	$1,670,921
Rite Aid Corp.	6.750	06-15-21		710,000	754,375
Rite Aid Corp.	8.000	08-15-20		1,040,000	1,083,264
Sabine Pass Liquefaction LLC	5.625	02-01-21		1,595,000	1,626,900
Service Corp. International	5.375	05-15-24		849,000	897,818
Shea Homes LP (S)	5.875	04-01-23		274,000	278,110
Simmons Foods, Inc. (S)	7.875	10-01-21		915,000	841,800
Sinclair Television Group, Inc.	6.125	10-01-22		860,000	887,950
Sirius XM Radio, Inc. (S)	5.375	04-15-25		1,340,000	1,336,650
Six Flags Entertainment Corp. (S)	5.250	01-15-21		980,000	1,009,400
Sophia Holding Finance LP, PIK (S)	9.625	12-01-18		1,160,000	1,171,600
Spectrum Brands, Inc. (S)	5.750	07-15-25		910,000	937,118
Sprint Capital Corp.	6.875	11-15-28		1,847,000	1,565,333
Sprint Communications, Inc.	6.000	11-15-22		2,361,000	2,074,139
Sprint Corp.	7.250	09-15-21		675,000	645,469
Sprint Corp.	7.625	02-15-25		830,000	765,675
T-Mobile USA, Inc.	6.125	01-15-22		1,525,000	1,593,625
T-Mobile USA, Inc.	6.836	04-28-23		415,000	444,050
Tenet Healthcare Corp.	4.500	04-01-21		913,000	917,565
Tenet Healthcare Corp.	6.250	11-01-18		520,000	568,100
THC Escrow Corp. II (S)	6.750	06-15-23		480,000	501,600
The ADT Corp.	6.250	10-15-21		897,000	950,820
The Men's Wearhouse, Inc. (S)	7.000	07-01-22		879,000	936,135
The Procter & Gamble Company	4.875	05-11-27	EUR	100,000	147,796
UAL 2007-1 Pass Through Trust	6.636	07-02-22		1,105,918	1,177,803
United Rentals North America, Inc.	7.625	04-15-22		1,379,000	1,497,939
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23		1,349,271	1,566,841
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	800,000	865,421
Valeant Pharmaceuticals International, Inc. (S)	6.750	08-15-21		1,420,000	1,478,575
Vander Intermediate Holding II Corp., PIK (S)	9.750	02-01-19		1,419,000	1,294,838
Vector Group, Ltd.	7.750	02-15-21		1,630,000	1,740,025
Verizon Communications, Inc.	2.375	02-17-22	EUR	476,000	559,066
Verizon Communications, Inc.	3.250	02-17-26	EUR	480,000	593,687
Verizon Communications, Inc.	3.250	02-17-26	EUR	700,000	865,794
Viking Cruises, Ltd. (S)	6.250	05-15-25		800,000	794,000
Wachovia Corp.	4.375	11-27-18	EUR	900,000	1,104,084
Wal-Mart Stores, Inc.	4.875	09-21-29	EUR	200,000	304,672
Waterjet Holdings, Inc. (S)	7.625	02-01-20		1,057,000	1,086,068
Wells Fargo & Company	1.625	06-02-25	EUR	1,034,000	1,126,336
Wells Fargo & Company	2.125	06-04-24	EUR	327,000	375,567
Wells Fargo & Company	2.250	09-03-20	EUR	1,150,000	1,351,214
Wells Fargo & Company	2.625	08-16-22	EUR	1,100,000	1,313,590
Windstream Services LLC	6.375	08-01-23		1,620,000	1,255,500
XPO Logistics, Inc.	5.750	06-15-21	EUR	275,000	300,312

SEE NOTES TO FINANCIAL STATEMENTS27

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
XPO Logistics, Inc. (S)	6.500	06-15-22		1,178,000	$1,158,858
ZF North America Capital, Inc.	2.250	04-26-19	EUR	1,200,000	1,309,662
ZF North America Capital, Inc.	2.750	04-27-23	EUR	700,000	734,180
ZF North America Capital, Inc. (S)	4.750	04-29-25		610,000	596,275
Capital preferred securities 0.0%					$891,661
(Cost $965,611)
United States 0.0%					891,661
GE Capital Trust IV (4.625% to 9-15-16, then 3 month EURIBOR + 1.600%)	4.625	09-15-66	EUR	795,000	891,661
Foreign government obligations 7.8%					$645,063,649
(Cost $788,827,322)
Brazil 3.2%					261,941,049
Federative Republic of Brazil	6.000	05-15-23	BRL	10,451,000	7,995,287
Federative Republic of Brazil	6.000	05-15-45	BRL	11,478,000	8,577,088
Federative Republic of Brazil	6.000	08-15-50	BRL	76,071,000	57,538,443
Federative Republic of Brazil	6.000	08-15-22	BRL	91,031,000	70,971,718
Federative Republic of Brazil	10.000	01-01-25	BRL	210,864,000	52,937,306
Federative Republic of Brazil	10.000	01-01-23	BRL	248,732,000	63,921,207
Germany 0.0%					3,621,945
Federal Republic of Germany	0.500	02-15-25	EUR	1,275,000	1,385,733
Federal Republic of Germany	1.000	08-15-24	EUR	1,550,000	1,770,787
Federal Republic of Germany	1.500	05-15-24	EUR	390,000	465,425
Mexico 4.6%					379,500,655
Government of Mexico	6.500	06-10-21	MXN	1,456,974,800	94,334,201
Government of Mexico	7.500	06-03-27	MXN	1,392,930,200	95,225,679
Government of Mexico	8.500	05-31-29	MXN	1,286,707,700	95,402,598
Government of Mexico	10.000	12-05-24	MXN	1,188,501,400	94,538,177
			Shares		Value
Common stocks 31.0%					$2,568,256,836
(Cost $2,474,880,042)
Australia 1.0%					82,196,211
BHP Billiton PLC			3,998,227		73,437,855
Fortescue Metals Group, Ltd.			2,163,000		2,922,947
Oil Search, Ltd.			1,012,978		5,510,851
South32, Ltd. (I)			254,227		324,558
Austria 0.1%					10,490,408
Erste Group Bank AG (I)			136,556		4,109,085
Oesterreichische Post AG			125,761		5,618,498
Raiffeisen Bank International AG (I)			52,047		762,825

28SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Belgium 0.4%		$35,873,522
Anheuser-Busch InBev NV	142,564	17,033,779
KBC Groep NV	112,883	7,871,364
UCB SA	12,210	944,772
Umicore SA	228,807	10,023,607
Bermuda 0.1%		11,841,006
Lazard, Ltd., Class A	213,698	11,841,006
Brazil 0.2%		18,078,620
Vale SA, ADR	3,437,000	18,078,620
Canada 0.4%		33,173,789
Africa Oil Corp. (I)	549,757	828,155
Alimentation Couche-Tard, Inc., Class B	379,581	16,940,890
Element Financial Corp. (I)	570,546	8,646,421
First Quantum Minerals, Ltd.	478,100	3,820,121
Teck Resources, Ltd., Class B	400,300	2,938,202
Chile 0.1%		6,047,607
Antofagasta PLC	684,900	6,047,607
China 1.3%		106,721,932
AAC Technologies Holdings, Inc.	106,000	600,933
Agricultural Bank of China, Ltd., H Shares	2,521,000	1,137,234
Anhui Conch Cement Company, Ltd., H Shares	232,000	720,600
Baidu, Inc., ADR (I)	16,682	2,880,314
Bank of China, Ltd., H Shares	10,011,000	5,470,387
Bank of Communications Company, Ltd., H Shares	651,000	572,201
Belle International Holdings, Ltd.	773,000	803,664
China Construction Bank Corp., H Shares	10,178,000	8,302,873
China Life Insurance Company, Ltd., H Shares	944,000	3,476,992
China Longyuan Power Group Corp., H Shares	416,000	476,068
China Mengniu Dairy Company, Ltd.	313,000	1,415,114
China Merchants Bank Company, Ltd., H Shares	704,064	1,818,724
China Pacific Insurance Group Company, Ltd., H Shares	287,600	1,205,619
China Petroleum & Chemical Corp., H Shares	3,290,400	2,479,971
China Shenhua Energy Company, Ltd., H Shares	141,500	268,777
China Telecom Corp., Ltd., H Shares	2,024,000	1,131,895
CITIC Securities Company, Ltd., H Shares	273,500	747,532
CNOOC, Ltd.	3,406,000	4,179,632
Geely Automobile Holdings, Ltd.	29,315,000	12,308,408
Great Wall Motor Company, Ltd., H Shares	112,000	370,057
Haitong Securities Company, Ltd., H Shares	165,600	299,625
Hengan International Group Company, Ltd.	212,500	2,373,998
Huaneng Power International, Inc., H Shares	1,080,000	1,308,746
Industrial & Commercial Bank of China, Ltd., H Shares	12,514,000	8,596,968

SEE NOTES TO FINANCIAL STATEMENTS29

	Shares	Value
China (continued)
JD.com, Inc., ADR (I)	340,200	$11,236,806
Jiangxi Copper Company, Ltd., H Shares	255,000	345,185
Minth Group, Ltd.	222,000	440,054
PetroChina Company, Ltd., H Shares	1,224,000	1,205,808
Ping An Insurance Group Company of China, Ltd., H Shares	854,000	4,914,394
Sinopharm Group Company, Ltd., H Shares	300,800	1,154,867
Tencent Holdings, Ltd.	617,700	11,508,146
Tianhe Chemicals Group, Ltd. (I) (S)	4,848,409	731,736
Tingyi Cayman Islands Holding Corp.	238,000	457,988
Vipshop Holdings, Ltd., ADR (I)	437,800	8,532,722
Zhuzhou CSR Times Electric Company, Ltd., H Shares	439,000	2,976,194
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	505,800	271,700
Denmark 1.0%		81,279,661
Coloplast A/S, Class B	113,818	8,212,769
Danske Bank A/S	1,275,545	39,879,291
ISS A/S	181,501	6,263,041
Novo Nordisk A/S, B Shares	456,221	26,924,560
Finland 1.0%		85,934,202
Kesko OYJ, B Shares	188,000	7,317,611
Kone OYJ, Class B	261,761	10,985,188
Nokia OYJ	4,195,099	29,706,759
Sampo OYJ, A Shares	375,869	18,598,250
Stora Enso OYJ, R Shares	438,000	4,123,831
Wartsila OYJ Abp	330,749	15,202,563
France 2.0%		166,457,315
AXA SA	731,798	19,272,054
BNP Paribas SA	505,385	32,873,894
Credit Agricole SA	517,918	8,149,235
Klepierre	161,981	7,369,905
Korian SA	191,339	6,819,620
Natixis SA	396,703	2,911,491
Orange SA	687,569	11,310,673
Orpea	25,688	1,938,685
Societe BIC SA	102,797	17,602,027
Societe Generale SA	363,969	17,871,396
Total SA	241,776	11,929,930
Veolia Environnement SA	785,513	17,545,271
Vivendi SA (I)	413,411	10,863,134
Germany 1.4%		112,846,052
Bayer AG	146,737	21,669,596
Commerzbank AG (I)	426,377	5,514,142
Deutsche Bank AG	587,121	20,625,451

30SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany (continued)
Deutsche Post AG	520,120	$15,720,768
Deutsche Telekom AG	1,726,608	31,221,271
GEA Group AG	292,740	12,387,513
TUI AG	332,253	5,707,311
Greece 0.0%		1,055,559
Alpha Bank AE (I)	1,943,461	437,553
National Bank of Greece SA (I)	682,912	618,006
Hong Kong 0.4%		32,376,402
AIA Group, Ltd.	450,600	2,930,946
China Gas Holdings, Ltd.	782,000	1,371,068
China Merchants Holdings International Company, Ltd.	336,000	1,228,213
China Metal Recycling Holdings, Ltd. (I)	1,799,400	0
China Mobile, Ltd.	987,500	12,927,172
China Overseas Land & Investment, Ltd.	1,032,000	3,249,930
China Resources Land, Ltd.	988,888	2,770,663
China Resources Power Holdings Company, Ltd.	284,000	729,471
China State Construction International Holdings, Ltd.	674,000	1,047,473
China Traditional Chinese Medicine Company, Ltd. (I)	824,000	622,165
China Unicom Hong Kong, Ltd.	1,614,000	2,265,239
Galaxy Entertainment Group, Ltd.	559,000	2,570,515
REXLot Holdings, Ltd.	3,350,000	190,137
Shanghai Industrial Holdings, Ltd.	161,000	473,410
India 0.0%		2,312,021
Vedanta Resources PLC	371,634	2,312,021
Ireland 0.7%		55,177,237
Allegion PLC	144,886	9,159,693
Bank of Ireland (I)	10,723,529	4,503,712
CRH PLC	256,582	7,588,859
Glanbia PLC	430,623	8,979,528
Ryanair Holdings PLC, ADR	262,300	19,439,053
Shire PLC	61,942	5,506,392
Israel 0.1%		5,715,510
Mobileye NV (I)	95,100	5,715,510
Italy 1.6%		130,819,000
Atlantia SpA	483,897	12,922,053
Banca Monte dei Paschi di Siena SpA (I)	976,540	1,940,609
Banca Popolare dell'Emilia Romagna SC	217,016	1,910,449
Banca Popolare di Milano Scarl	5,602,890	6,060,324
Banca Popolare di Sondrio Scarl	204,943	1,042,799
Banco Popolare SC (I)	163,715	2,834,568
Enel SpA	3,311,859	15,562,247

SEE NOTES TO FINANCIAL STATEMENTS31

	Shares	Value
Italy (continued)
Intesa Sanpaolo SpA	12,353,653	$47,563,166
Mediobanca SpA	491,740	5,358,984
Telecom Italia SpA	14,812,160	15,376,009
UniCredit SpA	2,554,819	16,941,739
Unione di Banche Italiane SCpA	407,615	3,306,053
Japan 0.6%		54,144,011
Kumagai Gumi Company, Ltd.	1,002,000	2,826,844
Mitsubishi UFJ Financial Group, Inc.	1,448,000	10,537,224
Mitsui Fudosan Company, Ltd.	345,000	9,813,655
Resorttrust, Inc.	560,800	13,858,510
Seven & I Holdings Company, Ltd.	223,500	10,312,598
Taiheiyo Cement Corp.	2,061,000	6,795,180
Luxembourg 0.3%		23,063,805
RTL Group SA	115,559	10,501,902
SES SA	406,504	12,561,903
Macau 0.1%		9,064,870
Sands China, Ltd.	2,054,000	9,064,870
Netherlands 0.9%		71,236,855
ING Groep NV	2,298,571	39,092,111
Koninklijke KPN NV	3,887,200	15,358,632
Royal Boskalis Westminster NV	54,409	2,658,281
Royal Dutch Shell PLC, A Shares	304,246	8,720,690
Royal Dutch Shell PLC, B Shares	186,743	5,407,141
Norway 0.2%		14,777,119
Telenor ASA	672,727	14,777,119
Portugal 0.3%		23,031,832
Banco Comercial Portugues SA (I)	18,380,485	1,408,364
CTT-Correios de Portugal SA	590,015	6,082,979
Galp Energia SGPS SA	998,895	11,552,604
Jeronimo Martins SGPS SA	268,325	3,987,885
Russia 0.2%		16,954,952
MMC Norilsk Nickel PJSC, ADR	1,099,000	16,954,952
Singapore 0.2%		16,970,361
Avago Technologies, Ltd.	135,611	16,970,361
South Africa 0.0%		13,530
Lonmin PLC (I)	16,645	13,530
Spain 2.0%		166,100,187
ACS Actividades de Construccion y Servicios SA	240,425	8,068,916
Amadeus IT Holding SA, A Shares	142,469	6,219,708

32SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Spain (continued)
Banco Bilbao Vizcaya Argentaria SA	2,825,474	$28,651,263
Banco de Sabadell SA	2,228,911	5,078,039
Banco Popular Espanol SA	859,611	3,947,712
Banco Santander SA	5,951,072	41,149,924
Bankia SA	1,978,032	2,614,163
Bankinter SA	4,030,992	31,113,154
CaixaBank SA	1,052,631	4,697,542
Endesa SA	888,990	18,676,009
Industria de Diseno Textil SA	219,333	7,520,493
Repsol SA	497,624	8,363,264
Sweden 0.7%		58,752,063
Atlas Copco AB, A Shares	164,919	4,510,371
Investment AB Kinnevik, B Shares	249,415	7,974,990
Lundin Petroleum AB (I)	273,120	3,959,709
Svenska Handelsbanken AB, A Shares	748,216	11,450,932
Swedbank AB, A Shares	666,731	15,617,631
Swedish Match AB	497,502	15,238,430
Switzerland 2.3%		193,370,747
Glencore PLC (I)	10,622,435	34,417,795
Nestle SA	147,257	11,140,004
Novartis AG	286,643	29,743,286
Partners Group Holding AG	26,335	8,805,714
Roche Holding AG	132,605	38,312,604
Syngenta AG	33,651	13,863,230
UBS Group AG	1,516,655	34,869,567
Zurich Insurance Group AG (I)	72,965	22,218,547
United Kingdom 6.1%		504,976,857
AA PLC (I)	1,134,287	6,461,165
Anglo American PLC	1,175,352	14,819,964
ARM Holdings PLC	745,549	11,696,982
AstraZeneca PLC	120,705	8,148,599
Aviva PLC	640,886	5,211,144
Babcock International Group PLC	980,623	15,171,206
Barclays PLC	6,972,055	31,441,374
Barratt Developments PLC	452,716	4,480,318
Bellway PLC	337,801	12,693,396
Berkeley Group Holdings PLC	88,302	4,637,245
BG Group PLC	418,393	7,118,841
BP PLC	2,446,271	15,068,339
British American Tobacco PLC	191,909	11,394,766
Britvic PLC	132,227	1,414,926
BT Group PLC	4,005,711	28,989,260

SEE NOTES TO FINANCIAL STATEMENTS33

	Shares	Value
United Kingdom (continued)
BTG PLC (I)	199,642	$2,035,552
Burberry Group PLC	176,327	4,425,169
Capita PLC	162,632	3,310,694
Carillion PLC	664,197	3,585,078
Close Brothers Group PLC	121,523	2,753,814
Colt Group SA (I)	965,166	2,829,023
Crest Nicholson Holdings PLC	139,721	1,189,697
Derwent London PLC	47,407	2,687,503
Diageo PLC	31,546	884,319
Direct Line Insurance Group PLC	448,804	2,561,255
Dixons Carphone PLC	284,632	2,025,411
Drax Group PLC	240,104	1,117,623
DS Smith PLC	650,249	4,061,632
Enterprise Inns PLC (I)	399,400	700,212
Essentra PLC	242,540	3,452,744
esure Group PLC	457,305	1,927,391
Galliford Try PLC	139,186	3,853,715
GKN PLC	1,512,909	7,515,009
GlaxoSmithKline PLC	539,859	11,733,788
Greene King PLC	662,592	8,933,741
HellermannTyton Group PLC	371,627	2,734,415
Howden Joinery Group PLC	1,185,698	9,162,559
HSBC Holdings PLC	2,492,774	22,515,798
IMI PLC (I)	334,044	5,526,664
Imperial Tobacco Group PLC	89,625	4,703,198
Inchcape PLC	535,850	6,710,923
International Consolidated Airlines Group SA (I)	1,958,480	16,304,733
Interserve PLC	99,857	1,005,251
ITV PLC	1,444,017	6,318,679
Jardine Lloyd Thompson Group PLC	234,255	3,798,950
Kier Group PLC	132,526	2,982,020
Lancashire Holdings, Ltd.	198,557	1,997,513
Legal & General Group PLC	1,807,950	7,353,317
Lloyds Banking Group PLC	8,342,735	10,863,954
National Grid PLC	113,313	1,508,048
Petrofac, Ltd.	169,036	2,315,395
Prudential PLC	524,143	12,330,654
Reckitt Benckiser Group PLC	49,397	4,737,068
RELX PLC	324,573	5,660,195
Rio Tinto PLC	1,485,834	57,473,547
SABMiller PLC	63,750	3,343,075
Standard Chartered PLC	106,925	1,634,934
SVG Capital PLC (I)	244,657	1,836,238
Telecom Plus PLC	113,828	2,156,102

34SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
The Restaurant Group PLC	280,142	$2,948,205
The Sage Group PLC	1,649,170	13,402,955
Thomas Cook Group PLC (I)	2,890,067	5,401,985
Tullow Oil PLC	164,314	628,298
Unilever PLC	78,708	3,570,185
United Utilities Group PLC	218,659	3,041,655
Vodafone Group PLC	4,247,875	16,090,895
W.S. Atkins PLC	219,684	5,385,103
Whitbread PLC	55,410	4,486,186
WPP PLC	205,315	4,717,265
United States 5.3%		437,403,593
Activision Blizzard, Inc.	307,371	7,927,098
Acuity Brands, Inc.	49,971	10,053,665
Advance Auto Parts, Inc.	54,191	9,440,614
Alliance Data Systems Corp. (I)	55,552	15,279,011
American Tower Corp.	157,261	14,957,094
Amgen, Inc.	86,874	15,341,080
Blackhawk Network Holdings, Inc. (I)	171,851	7,893,116
Boston Scientific Corp. (I)	472,204	8,188,017
Bristol-Myers Squibb Company	160,188	10,514,740
Cardinal Health, Inc.	99,038	8,416,249
Celgene Corp. (I)	157,552	20,678,700
Citigroup, Inc.	326,233	19,071,581
CMS Energy Corp.	177,557	6,083,103
CSX Corp.	139,341	4,358,586
CVS Health Corp.	166,446	18,720,182
Delta Air Lines, Inc.	195,976	8,689,576
Electronic Arts, Inc. (I)	123,724	8,852,452
Evercore Partners, Inc., Class A	79,697	4,686,184
Facebook, Inc., Class A (I)	147,139	13,832,537
FEI Company	105,695	9,086,599
First Republic Bank	305,757	19,504,239
Fortune Brands Home & Security, Inc.	346,596	16,549,959
Freeport-McMoRan, Inc.	722,900	8,494,075
Google, Inc., Class A (I)	2,988	1,964,610
Google, Inc., Class C (I)	10,728	6,711,544
Halliburton Company	274,340	11,464,669
Hanesbrands, Inc.	403,907	12,533,234
Hewlett-Packard Company	278,173	8,489,840
Illumina, Inc. (I)	62,960	13,807,128
J.B. Hunt Transport Services, Inc.	91,939	7,733,909
LyondellBasell Industries NV, Class A	100,187	9,400,546
Martin Marietta Materials, Inc.	86,755	13,604,919

SEE NOTES TO FINANCIAL STATEMENTS35

	Shares	Value
United States (continued)
McKesson Corp.	41,604	$9,176,594
Stillwater Mining Company (I)	735,478	7,001,751
The Charles Schwab Corp.	412,479	14,387,268
The Kraft Heinz Company	176,160	13,999,435
The TJX Companies, Inc.	131,867	9,206,954
Time Warner, Inc.	91,476	8,053,547
Visteon Corp. (I)	129,607	12,899,785
Western Digital Corp.	120,258	10,349,403
	Notional	Value
Purchased options 0.4%		$35,329,570
(Cost $71,036,824)
Put options 0.4%		35,329,570
Exchange Traded on Euro STOXX 50 Index (Expiration Date: 12-16-16; Strike Price: EUR 3,000.00) (I)	67,000	9,867,441
Exchange Traded on Euro STOXX 50 Index (Expiration Date: 6-17-16; Strike Price: EUR 3,000.00) (I)	49,930	4,693,927
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 1-6-34; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 1-10-54; Counterparty: Morgan Stanley) (I)	45,000,000	1,801,063
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 12-11-33; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 12-14-53; Counterparty: Morgan Stanley) (I)	30,000,000	1,200,827
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 12-17-33; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 12-21-53; Counterparty: Morgan Stanley) (I)	10,000,000	400,269
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 12-4-33; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 12-7-53; Counterparty: Morgan Stanley) (I)	25,000,000	1,000,708
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 3-5-34; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 3-8-54; Counterparty: Morgan Stanley) (I)	30,000,000	1,200,580
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 3-6-34; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 3-8-54; Counterparty: Citibank N.A.) (I)	65,000,000	2,601,256
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-1-34; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-5-54; Counterparty: Morgan Stanley) (I)	25,000,000	1,000,412
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-1-34; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-5-54; Counterparty: Morgan Stanley) (I)	35,000,000	1,400,577
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-11-34; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-13-54; Counterparty: Morgan Stanley) (I)	45,000,000	1,800,766
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-3-34; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-5-54; Counterparty: Morgan Stanley) (I)	12,000,000	480,198

36SEE NOTES TO FINANCIAL STATEMENTS

			Notional	Value
Put options (continued)
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 4-3-34; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 4-5-54; Counterparty: Morgan Stanley) (I)			22,000,000	$880,362
Over the Counter on 20 Year Interest Rate Swap (Expiration Date: 5-8-34; Underlying Swap: Pay Fixed 4.000%, receive EURIBOR maturing 5-10-54; Counterparty: Morgan Stanley) (I)			56,000,000	2,240,726
Over the Counter on Apple CBOE FLEX Options (Expiration Date: 6-17-16; Strike Price: $125.00; Counterparty: Royal Bank of Scotland PLC) (I)			2,659	3,715,954
Over the Counter on Hang Seng Index (Expiration Date: 9-29-15; Strike Price: HKD 25,849.98; Counterparty:BNP Paribas SA) (I)			5,110	1,044,504
	Yield (%)*	Maturity date	Par value^	Value
Short-term investments 49.7%				$4,121,587,394
(Cost $4,121,740,486)
Certificate of deposit 5.2%				434,997,470
Goldman Sachs International Bank	0.375	08-07-15	75,000,000	75,001,862
ING Bank NV	0.290	08-10-15	100,000,000	99,999,325
Natixis SA	0.250	08-03-15	135,000,000	134,999,225
Societe Generale SA	0.280	09-01-15	125,000,000	124,997,058
Commercial paper 5.1%				424,992,640
Credit Agricole SA	0.270	08-10-15	150,000,000	149,998,178
European Investment Bank	0.110	08-05-15	125,000,000	124,996,673
NRW.BANK	0.222	08-04-15	150,000,000	149,997,789
Time deposits 13.2%				1,091,677,374
Abbey National Treasury Services PLC	0.080	08-04-15	49,700,213	49,700,213
BNP Paribas SA	0.090	08-04-15	107,530,477	107,530,477
Commerzbank AG	0.130	08-04-15	134,086,834	134,086,834
Danske Bank A/S	0.100	08-04-15	131,040,283	131,040,283
DBS Bank, Ltd.	0.300	10-27-15	50,000,000	50,000,000
DZ Bank AG	0.120	08-04-15	169,357,783	169,357,783
KBC Bank NV	0.100	08-04-15	164,641,314	164,641,314
Lloyds Bank PLC	0.080	08-04-15	140,051,806	140,051,806
Standard Chartered Bank PLC	0.090	08-04-15	145,268,664	145,268,664
U.S. Government 25.6%				2,119,726,814
U.S. Treasury Bill	0.002	10-15-15	150,000,000	149,987,850
U.S. Treasury Bill	0.010	09-10-15	125,000,000	124,998,671
U.S. Treasury Bill	0.010	08-20-15	200,000,000	199,998,940
U.S. Treasury Bill (D)	0.017	09-17-15	120,000,000	119,997,324
U.S. Treasury Bill	0.019	09-24-15	200,000,000	199,992,604
U.S. Treasury Bill (D)	0.019	10-08-15	120,000,000	119,991,720
U.S. Treasury Bill	0.020	11-12-15	120,000,000	119,979,000
U.S. Treasury Bill (D)	0.023	11-19-15	150,000,000	149,970,750
U.S. Treasury Bill (D)	0.024	11-05-15	320,000,000	319,936,320
U.S. Treasury Bill	0.030	10-22-15	100,000,000	99,988,300

SEE NOTES TO FINANCIAL STATEMENTS37

	Yield (%)*	Maturity date	Par value^	Value
U.S. Government (continued)
U.S. Treasury Bill	0.034	11-27-15	325,000,000	$324,932,075
U.S. Treasury Bill	0.047	12-03-15	190,000,000	189,953,260
		Yield (%)	Shares	Value
Money market funds 0.6%				50,193,096
BlackRock Cash Funds - Prime		0.1400(Y)	50,193,096	$50,193,096
Total investments (Cost $8,092,953,663)† 96.0%				$7,959,438,487
Other assets and liabilities, net 4.0%				$328,818,862
Total net assets 100.0%				$8,288,257,349

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
MXN	Mexican Peso
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
PIK	Payment-in-kind
(D)	All or a portion of this security is segregated at the custodian as collateral pursuant to certain derivative instrument contracts.
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 7-31-15.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $8,113,896,294. Net unrealized depreciation aggregated $154,457,807, of which $298,875,263 related to appreciated investment securities and $453,333,070 related to depreciated investments.

38SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments, at value (Cost $8,092,953,663)	$7,959,438,487
Cash	958,719
Foreign currency, at value (Cost $5,472,681)	5,472,730
Cash held at broker for futures contracts	93,928,218
Cash collateral for options	10,078,932
Receivable for investments sold	84,645,397
Receivable for fund shares sold	32,061,932
Receivable for forward foreign currency exchange contracts	168,614,403
Dividends and interest receivable	17,027,584
Swap contracts, at value	31,482,357
Receivable for futures variation margin	42,510,889
Receivable for exchange cleared swaps	197,748
Other receivables and prepaid expenses	170,693
Total assets	8,446,588,089
Liabilities
Payable for investments purchased	13,444,586
Payable for forward foreign currency exchange contracts	74,896,654
Payable for fund shares repurchased	11,948,972
Written options, at value (Premiums received $12,829,557)	7,618,937
Swap contracts, at value	48,224,357
Payable to affiliates
Accounting and legal services fees	155,835
Transfer agent fees	632,833
Trustees' fees	3,650
Other liabilities and accrued expenses	1,404,916
Total liabilities	158,330,740
Net assets	$8,288,257,349
Net assets consist of
Paid-in capital	$8,054,666,466
Undistributed net investment income	497,831,231
Accumulated net realized gain (loss) on investments, futures contracts, written options, foreign currency transactions and swap agreements	(236,024,915)
Net unrealized appreciation (depreciation) on investments, futures contracts, written options, translation of assets and liabilities in foreign currencies and swap agreements	(28,215,433)
Net assets	$8,288,257,349

SEE NOTES TO FINANCIAL STATEMENTS39

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($1,079,547,323 ÷ 95,823,484 shares)[1]	$11.27
Class C ($292,753,471 ÷ 26,080,350 shares)[1]	$11.23
Class I ($5,093,360,474 ÷ 450,829,483 shares)	$11.30
Class R2 ($5,431,621 ÷ 482,872 shares)	$11.25
Class R6 ($556,840,150 ÷ 49,275,693 shares)	$11.30
Class NAV ($1,260,324,310 ÷ 111,625,741 shares)	$11.29
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$11.86

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

40SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 7-31-15

Investment income
Dividends	$68,526,624
Interest	61,573,830
Less foreign taxes withheld	(4,252,287)
Total investment income	125,848,167
Expenses
Investment management fees	77,146,592
Distribution and service fees	5,141,997
Accounting and legal services fees	768,917
Transfer agent fees	6,191,029
Trustees' fees	87,736
State registration fees	329,244
Printing and postage	269,296
Professional fees	244,026
Custodian fees	3,063,023
Registration and filing fees	198,136
Other	74,283
Total expenses	93,514,279
Less expense reductions	(978,868)
Net expenses	92,535,411
Net investment income	33,312,756
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	720,001,868
Futures contracts	(56,141,824)
Written options	38,398,284
Swap contracts	(3,196,620)
699,061,708
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(321,651,861)
Futures contracts	1,460,645
Written options	256,989
Swap contracts	(87,381,883)
(407,316,110)
Net realized and unrealized gain	291,745,598
Increase in net assets from operations	$325,058,354

SEE NOTES TO FINANCIAL STATEMENTS41

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment income	$33,312,756	$23,997,857
Net realized gain (loss)	699,061,708	(115,264,822)
Change in net unrealized appreciation (depreciation)	(407,316,110)	331,029,680
Increase in net assets resulting from operations	325,058,354	239,762,715
Distributions to shareholders
From net investment income
Class A	(41,547,133)	(14,497,640)
Class C	(8,817,304)	(777,764)
Class I	(199,982,330)	(32,086,254)
Class R2	(77,097)	(13,169)
Class R6	(13,840,784)	(778,533)
Class NAV	(43,278,341)	(10,990,010)
Total distributions	(307,542,989)	(59,143,370)
From fund share transactions	2,569,879,994	1,760,967,189
Total increase	2,587,395,359	1,941,586,534
Net assets
Beginning of year	5,700,861,990	3,759,275,456
End of year	$8,288,257,349	$5,700,861,990
Undistributed (accumulated distributions in excess of) net investment income	$497,831,231	($15,346,716)

42SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.25	$10.84	$10.59	$10.00
Net investment income (loss)[2]	0.03	0.03	0.02	—	[3]
Net realized and unrealized gain on investments	0.53	0.50	0.33	0.59
Total from investment operations	0.56	0.53	0.35	0.59
Less distributions
From net investment income	(0.54)	(0.12)	(0.03)	—
From net realized gain	—	—	(0.07)	—
Total distributions	(0.54)	(0.12)	(0.10)	—
Net asset value, end of period	$11.27	$11.25	$10.84	$10.59
Total return (%)[4,5]	5.15	4.94	3.28	5.90	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,080	$971	$1,161	$175
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	1.72	1.80	1.97	[7]
Expenses including reductions	1.66	1.71	1.80	1.95	[7]
Net investment income (loss)	0.23	0.27	0.18	(0.01	) [7]
Portfolio turnover (%)	80	56	106	33

1	Period from 12-19-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS43

Class C Shares Period ended	7-31-15	7-31-14	7-31-13 [1]
Per share operating performance
Net asset value, beginning of period	$11.21	$10.80	$10.61
Net investment loss[2]	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain on investments	0.53	0.51	0.32
Total from investment operations	0.48	0.46	0.26
Less distributions
From net investment income	(0.46)	(0.05)	—
From net realized gain	—	—	(0.07)
Total distributions	(0.46)	(0.05)	(0.07)
Net asset value, end of period	$11.23	$11.21	$10.80
Total return (%)[3,4]	4.43	4.24	2.50
Ratios and supplemental data
Net assets, end of period (in millions)	$293	$203	$146
Ratios (as a percentage of average net assets):
Expenses before reductions	2.37	2.42	2.53
Expenses including reductions	2.36	2.41	2.52
Net investment loss	(0.45)	(0.43)	(0.55)
Portfolio turnover (%)	80	56	106

1	The inception date for Class C shares is 8-1-12.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

44SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.29	$10.87	$10.62	$10.00
Net investment income[2]	0.06	0.07	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.53	0.51	0.33	0.58
Total from investment operations	0.59	0.58	0.39	0.62
Less distributions
From net investment income	(0.58)	(0.16)	(0.07)	—
From net realized gain	—	—	(0.07)	—
Total distributions	(0.58)	(0.16)	(0.14)	—
Net asset value, end of period	$11.30	$11.29	$10.87	$10.62
Total return (%)[3]	5.38	5.37	3.65	6.20	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5,093	$3,495	$1,740	$167
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.39	1.43	1.60	[5]
Expenses including reductions	1.34	1.38	1.42	1.59	[5]
Net investment income	0.56	0.63	0.58	0.58	[5]
Portfolio turnover (%)	80	56	106	33

1	Period from 12-19-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS45

Class R2 Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.24	$10.83	$10.58	$10.67
Net investment income (loss)[2]	(0.01)	— [3]	— [3]	0.01
Net realized and unrealized gain (loss) on investments	0.53	0.50	0.32	(0.10)
Total from investment operations	0.52	0.50	0.32	(0.09)
Less distributions
From net investment income	(0.51)	(0.09)	—	—
From net realized gain	—	—	(0.07)	—
Total distributions	(0.51)	(0.09)	(0.07)	—
Net asset value, end of period	$11.25	$11.24	$10.83	$10.58
Total return (%)[4]	4.75	4.67	3.08	(0.84	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$1	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	2.85	8.88	18.31	[7]
Expenses including reductions	1.97	2.00	2.00	2.00
Net investment income (loss)	(0.06)	0.02	(0.01)	0.19	[7]
Portfolio turnover (%)	80	56	106	33

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

46SEE NOTES TO FINANCIAL STATEMENTS

Class R6 Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.29	$10.86	$10.60	$10.67
Net investment income[2]	0.09	0.09	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.51	0.50	0.34	(0.10)
Total from investment operations	0.60	0.59	0.39	(0.07)
Less distributions
From net investment income	(0.59)	(0.16)	(0.06)	—
From net realized gain	—	—	(0.07)	—
Total distributions	(0.59)	(0.16)	(0.13)	—
Net asset value, end of period	$11.30	$11.29	$10.86	$10.60
Total return (%)[3]	5.51	5.44	3.66	(0.66	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$557	$196	$39	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.33	1.51	18.04	[6]
Expenses including reductions	1.23	1.28	1.50	1.50	[6]
Net investment income	0.77	0.78	0.51	0.69	[6]
Portfolio turnover (%)	80	56	106	33

1	The inception date for Class R6 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS47

Class NAV Shares Period ended	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.28	$10.86	$10.61	$10.00
Net investment income[2]	0.08	0.08	0.08	0.04
Net realized and unrealized gain on investments	0.52	0.51	0.32	0.57
Total from investment operations	0.60	0.59	0.40	0.61
Less distributions
From net investment income	(0.59)	(0.17)	(0.08)	—
From net realized gain	—	—	(0.07)	—
Total distributions	(0.59)	(0.17)	(0.15)	—
Net asset value, end of period	$11.29	$11.28	$10.86	$10.61
Total return (%)[3]	5.51	5.50	3.78	6.10	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,260	$835	$673	$497
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.26	1.29	1.43	[5]
Expenses including reductions	1.23	1.26	1.29	1.43	[5]
Net investment income	0.68	0.72	0.73	0.69	[5]
Portfolio turnover (%)	80	56	106	33

1	Period from 12-19-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

48SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Global Absolute Return Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, transfer agent fees, state registration fees and printing and postage for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time (ET). In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2015, by major security category or type:

	Total value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$588,309,377	—	$588,309,377	—
Capital preferred securities	891,661	—	891,661	—
Foreign government obligations	645,063,649	—	645,063,649	—
Common stocks	2,568,256,836	$511,932,815	2,055,886,468	$437,553
Purchased options	35,329,570	14,561,368	20,768,202	—
Short-term investments	4,121,587,394	50,193,096	4,071,394,298	—
Total investments in securities	$7,959,438,487	$576,687,279	$7,382,313,655	$437,553
Other financial instruments:
Futures	$42,437,300	$42,437,300	—	—
Forward foreign currency contracts	93,717,749	—	$93,717,749	—
Written options	(7,618,937)	—	(7,618,937)	—
Interest rate swaps	(18,653,137)	—	(18,653,137)	—
Total return swaps	(19,236,388)	—	(19,236,388)	—
Variance swaps	2,494,388	—	2,494,388	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, during the year ended July 31, 2015, the fund and other affiliated funds had entered into an agreement with Citibank N.A. that enabled them to participate in a $300 million unsecured committed line of credit. Effective June 30, 2015, the fund and other affiliated funds entered into a syndicated line of credit agreement, with Citibank as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended July 31, 2015 were $2,665. For the year ended July 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates. Through November 30, 2014, class-specific expenses, such as state registration fees and printing and postage, for all classes, were calculated daily at the class level based on appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2015, the fund has a short-term capital loss carryfoward of $204,714,898 available to offset future net realized capital gains. This carryforward as of July 31, 2015, does not expire.

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary income	$307,542,989	$59,143,370

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

As of July 31, 2015, the components of distributable earnings on a tax basis consisted of $572,407,284 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2015, the fund used futures contracts to manage against anticipated changes in securities markets and interest rate changes, gain exposure to certain securities markets and foreign bond markets, and maintain diversity and liquidity of the fund. During the year ended July 31, 2015, the fund held futures contracts with notional values ranging from $3.0 billion to $4.3 billion, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2015:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
Euro STOXX 50 Index Futures	3,548	Long	Sep 2015	$134,115,460	$140,277,198	$6,161,738
Euro STOXX Banks Index Futures	4,850	Long	Sep 2015	41,842,031	41,813,100	(28,931)
Euro-BOBL Futures	5,242	Long	Sep 2015	748,875,095	750,140,137	1,265,042
NASDAQ 100 E-mini Index Futures	9,625	Long	Sep 2015	860,093,582	882,612,500	22,518,918
NIKKEI 225 Index Futures	916	Long	Sep 2015	150,126,674	152,032,275	1,905,601
ASX SPI 200 Index Futures	241	Short	Sep 2015	(24,098,392)	(24,886,904)	(788,512)
FTSE 100 Index Futures	3,871	Short	Sep 2015	(406,159,313)	(401,275,834)	4,883,479
FTSE 250 Index Futures	1,099	Short	Sep 2015	(61,114,506)	(60,418,827)	695,679
Hang Seng Index Futures	476	Short	Aug 2015	(75,512,529)	(75,296,209)	216,320
OMX Stockholm 30 Index Futures	5,313	Short	Aug 2015	(99,109,780)	(99,402,231)	(292,451)
Russell 2000 Index Mini Futures	9,098	Short	Sep 2015	(1,139,606,536)	(1,123,784,960)	15,821,576
S&P 500 Index E-Mini Futures	1,155	Short	Sep 2015	(120,701,042)	(121,182,600)	(481,558)
Swiss Market Index Futures	2,059	Short	Sep 2015	(191,261,227)	(200,700,828)	(9,439,601)
						$42,437,300

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and maintain diversity and liquidity of the fund. During the year ended July 31, 2015, the fund held forward foreign currency contracts with U.S. dollar notional values ranging from $5.7 billion to $8.9 billion, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
BRL	273,000,000	USD	82,978,723	Barclays Bank PLC	8/4/2015	—	($3,246,251)	($3,246,251)
CAD	165,009,553	USD	132,895,277	Deutsche Bank AG	8/7/2015	—	(6,729,321)	(6,729,321)
CAD	169,686,766	USD	135,820,709	HSBC Bank PLC	8/7/2015	—	(6,078,564)	(6,078,564)
CAD	124,000,000	USD	99,642,412	Deutsche Bank AG	8/12/2015	—	(4,835,535)	(4,835,535)
EUR	25,000,000	USD	28,012,235	Goldman Sachs International	8/14/2015	—	(552,481)	(552,481)
EUR	22,300,000	USD	25,358,936	BNP Paribas SA	8/19/2015	—	(863,265)	(863,265)
EUR	23,800,000	USD	26,655,814	Goldman Sachs International	8/19/2015	—	(512,453)	(512,453)
EUR	24,900,000	USD	28,051,984	HSBC Bank PLC	8/19/2015	—	(700,316)	(700,316)
EUR	3,995,609	USD	4,386,332	BNP Paribas SA	10/9/2015	5,962	—	5,962
EUR	294,728	USD	327,116	Citibank N.A.	10/9/2015	—	(3,127)	(3,127)
EUR	14,777,162	USD	16,392,452	Goldman Sachs International	10/9/2015	—	(148,207)	(148,207)
EUR	164,212	USD	179,877	Merrill Lynch International	10/9/2015	638	—	638
EUR	789,423	USD	865,219	UBS AG	10/9/2015	2,578	—	2,578
GBP	52,133,090	CHF	76,400,000	UBS AG	9/2/2015	2,253,370	—	2,253,370
GBP	43,134,338	CHF	63,200,000	UBS AG	9/18/2015	1,830,806	—	1,830,806
GBP	52,047,319	CHF	76,400,000	UBS AG	9/22/2015	2,049,053	—	2,049,053
GBP	28,600,000	USD	44,759,957	Barclays Bank PLC	8/19/2015	—	(101,764)	(101,764)
GBP	19,000,000	USD	29,026,091	Deutsche Bank AG	8/19/2015	641,940	—	641,940
GBP	383,134	USD	597,023	Merrill Lynch International	10/9/2015	1,022	—	1,022
INR	17,100,000,000	USD	262,814,109	BNP Paribas SA	8/21/2015	2,996,277	—	2,996,277
INR	4,500,000,000	USD	69,241,422	BNP Paribas SA	9/15/2015	365,064	—	365,064
INR	4,500,000,000	USD	69,735,007	BNP Paribas SA	10/13/2015	—	(508,037)	(508,037)
JPY	829,167,645	USD	6,765,203	BNP Paribas SA	8/28/2015	—	(73,326)	(73,326)
JPY	829,000,000	USD	6,795,772	Deutsche Bank AG	8/28/2015	—	(105,248)	(105,248)
JPY	829,000,000	USD	6,793,707	Merrill Lynch International	8/28/2015	—	(103,182)	(103,182)
JPY	25,667,000,000	USD	207,910,005	Royal Bank of Scotland PLC	8/28/2015	—	(762,017)	(762,017)
KRW	20,900,000,000	USD	18,855,158	Deutsche Bank AG	9/9/2015	—	(1,014,793)	(1,014,793)
MXN	1,058,600,000	USD	69,209,898	HSBC Bank PLC	8/20/2015	—	(3,588,987)	(3,588,987)
MXN	1,522,000,000	USD	99,347,258	Royal Bank of Scotland PLC	8/21/2015	—	(5,008,081)	(5,008,081)
MXN	1,100,000,000	USD	72,648,836	Barclays Bank PLC	8/24/2015	—	(4,482,291)	(4,482,291)
MXN	1,000,000,000	USD	66,030,572	Deutsche Bank AG	8/24/2015	—	(4,060,986)	(4,060,986)
MXN	1,050,400,000	USD	69,353,347	UBS AG	8/24/2015	—	(4,260,494)	(4,260,494)

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
MXN	1,631,000,000	USD	106,678,702	UBS AG	8/26/2015	—	(5,621,643)	(5,621,643)
MXN	890,000,000	USD	58,206,464	UBS AG	8/27/2015	—	(3,066,085)	(3,066,085)
MXN	337,000,000	USD	20,901,791	Deutsche Bank AG	9/17/2015	—	(57,586)	(57,586)
MXN	1,690,000,000	USD	103,153,821	Citibank N.A.	10/28/2015	1,034,226	—	1,034,226
USD	201,902,447	AUD	254,116,853	Citibank N.A.	8/10/2015	16,223,950	—	16,223,950
USD	3,045,369	AUD	3,890,265	BNP Paribas SA	8/14/2015	203,525	—	203,525
USD	15,867,360	AUD	20,000,000	BNP Paribas SA	8/19/2015	1,261,824	—	1,261,824
USD	6,136,829	AUD	8,300,000	BNP Paribas SA	9/9/2015	82,940	—	82,940
USD	34,210,296	AUD	44,700,000	Citibank N.A.	9/9/2015	1,606,821	—	1,606,821
USD	206,219,022	AUD	278,035,623	HSBC Bank PLC	10/22/2015	3,866,273	—	3,866,273
USD	45,840,952	AUD	62,295,717	HSBC Bank PLC	10/26/2015	511,901	—	511,901
USD	100,277,700	AUD	138,000,000	Citibank N.A.	10/28/2015	—	(126,619)	(126,619)
USD	54,979,268	AUD	75,000,000	HSBC Bank PLC	10/28/2015	411,703	—	411,703
USD	21,589,602	AUD	29,319,994	BNP Paribas SA	10/29/2015	258,435	—	258,435
USD	85,263,097	BRL	273,000,000	Barclays Bank PLC	8/4/2015	5,530,624	—	5,530,624
USD	371,999,268	BRL	1,200,830,000	Barclays Bank PLC	10/2/2015	28,600,744	—	28,600,744
USD	277,948,053	CAD	334,696,318	Royal Bank of Scotland PLC	8/7/2015	22,039,952	—	22,039,952
USD	102,341,119	CAD	124,000,000	HSBC Bank PLC	8/12/2015	7,534,241	—	7,534,241
USD	10,190,149	CAD	12,357,653	HSBC Bank PLC	8/14/2015	741,969	—	741,969
USD	7,796,317	CAD	9,395,299	Royal Bank of Scotland PLC	8/19/2015	613,284	—	613,284
USD	14,415,738	CAD	18,050,000	Goldman Sachs International	9/9/2015	617,816	—	617,816
USD	10,879,854	CHF	10,000,000	BNP Paribas SA	8/14/2015	527,563	—	527,563
USD	58,662,134	CHF	54,766,065	Royal Bank of Scotland PLC	8/14/2015	1,966,711	—	1,966,711
USD	102,211,138	CHF	96,000,000	Goldman Sachs International	9/9/2015	2,738,735	—	2,738,735
USD	10,881,765	DKK	72,924,221	Royal Bank of Scotland PLC	8/14/2015	147,174	—	147,174
USD	10,790,296	DKK	72,740,000	Goldman Sachs International	9/9/2015	76,535	—	76,535
USD	9,348,988	DKK	63,260,000	HSBC Bank PLC	9/9/2015	31,522	—	31,522
USD	235,805,388	EUR	210,000,000	Royal Bank of Scotland PLC	8/11/2015	5,152,323	—	5,152,323
USD	22,507,300	EUR	20,000,000	Deutsche Bank AG	8/14/2015	539,497	—	539,497
USD	143,881,607	EUR	129,574,333	Goldman Sachs International	8/14/2015	1,558,434	—	1,558,434
USD	76,402,600	EUR	67,800,000	Merrill Lynch International	8/14/2015	1,931,747	—	1,931,747
USD	33,257,712	EUR	30,000,000	Goldman Sachs International	8/19/2015	303,896	—	303,896
USD	102,105,236	EUR	90,800,000	Merrill Lynch International	8/19/2015	2,365,018	—	2,365,018
USD	17,602,436	EUR	15,500,000	Royal Bank of Scotland PLC	8/19/2015	576,297	—	576,297
USD	29,513,957	EUR	25,900,000	UBS AG	8/19/2015	1,063,828	—	1,063,828
USD	118,859,906	EUR	108,500,000	Citibank N.A.	9/4/2015	—	(347,765)	(347,765)
USD	481,895,980	EUR	436,628,519	Deutsche Bank AG	9/9/2015	2,141,343	—	2,141,343
USD	20,102,812	EUR	18,000,000	Goldman Sachs International	9/9/2015	324,939	—	324,939
USD	50,003,365	EUR	45,371,481	UBS AG	9/9/2015	150,509	—	150,509
USD	2,110,434	EUR	1,924,002	BNP Paribas SA	10/9/2015	—	(4,584)	(4,584)
USD	1,679,265	EUR	1,527,736	Goldman Sachs International	10/9/2015	—	(146)	(146)
USD	212,145,212	EUR	191,314,222	HSBC Bank PLC	10/9/2015	1,837,227	—	1,837,227
USD	903,753	EUR	822,545	Merrill Lynch International	10/9/2015	—	(455)	(455)
USD	204,309,097	EUR	184,263,113	Royal Bank of Scotland PLC	10/9/2015	1,752,258	—	1,752,258
USD	77,279	EUR	69,755	UBS AG	10/9/2015	599	—	599
USD	56,803,322	EUR	51,400,000	BNP Paribas SA	10/13/2015	296,413	—	296,413
USD	196,505,635	EUR	177,604,919	Merrill Lynch International	10/13/2015	1,254,564	—	1,254,564
USD	105,548,832	EUR	96,000,000	Citibank N.A.	10/14/2015	8,818	—	8,818
USD	1,044,604	EUR	963,440	BNP Paribas SA	10/16/2015	—	(14,615)	(14,615)
USD	141,504	EUR	129,727	HSBC Bank PLC	10/16/2015	—	(1,119)	(1,119)

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	79,942,845	EUR	72,371,813	Merrill Lynch International	10/16/2015	376,332	—	376,332
USD	242,840,198	EUR	218,962,788	HSBC Bank PLC	10/20/2015	2,093,071	—	2,093,071
USD	157,184,413	EUR	143,883,137	UBS AG	10/23/2015	—	(1,021,654)	(1,021,654)
USD	20,130,331	GBP	13,000,000	Deutsche Bank AG	8/19/2015	—	(168,848)	(168,848)
USD	114,769,356	GBP	75,236,144	Goldman Sachs International	8/19/2015	—	(2,710,025)	(2,710,025)
USD	531,505,108	GBP	348,985,626	Barclays Bank PLC	9/9/2015	—	(13,345,650)	(13,345,650)
USD	23,059,061	GBP	15,014,374	Merrill Lynch International	9/9/2015	—	(382,000)	(382,000)
USD	507,137	GBP	324,762	Citibank N.A.	10/9/2015	206	—	206
USD	7,405,088	GBP	4,744,038	Merrill Lynch International	10/9/2015	—	(21)	(21)
USD	6,877,703	GBP	4,467,836	BNP Paribas SA	10/16/2015	—	(95,969)	(95,969)
USD	138,229,936	HKD	1,071,548,790	Barclays Bank PLC	8/14/2015	7,727	—	7,727
USD	22,604,335	JPY	2,715,308,455	Goldman Sachs International	8/14/2015	693,107	—	693,107
USD	16,126,808	JPY	2,000,000,000	Royal Bank of Scotland PLC	8/14/2015	—	(12,226)	(12,226)
USD	233,161,291	JPY	28,154,167,645	HSBC Bank PLC	8/28/2015	5,940,379	—	5,940,379
USD	32,308,974	JPY	4,025,000,000	Deutsche Bank AG	9/9/2015	—	(180,918)	(180,918)
USD	93,775,436	KRW	104,404,712,241	Barclays Bank PLC	9/3/2015	4,639,679	—	4,639,679
USD	99,822,438	KRW	110,985,863,277	Barclays Bank PLC	9/18/2015	5,108,434	—	5,108,434
USD	93,011,518	KRW	104,404,712,241	Barclays Bank PLC	9/25/2015	3,931,539	—	3,931,539
USD	92,874,794	KRW	104,404,712,241	Barclays Bank PLC	10/6/2015	3,820,393	—	3,820,393
USD	204,426,125	MXN	3,121,954,900	Deutsche Bank AG	9/17/2015	11,326,215	—	11,326,215
USD	4,595,343	NOK	35,262,413	Goldman Sachs International	8/14/2015	279,430	—	279,430
USD	6,643,088	NOK	52,350,000	Citibank N.A.	9/9/2015	239,562	—	239,562
USD	4,742,161	RUB	249,959,300	BNP Paribas SA	8/20/2015	706,006	—	706,006
USD	45,160,095	SEK	378,660,917	Royal Bank of Scotland PLC	8/14/2015	1,258,700	—	1,258,700
USD	8,810,764	SEK	75,000,000	Goldman Sachs International	9/9/2015	111,195	—	111,195
USD	1,641,507	SGD	2,200,000	Goldman Sachs International	8/14/2015	38,351	—	38,351
USD	990,501	SGD	1,345,000	Merrill Lynch International	9/9/2015	11,189	—	11,189
						$168,614,403	($74,896,654)	$93,717,749

Currency abbreviation
AUD	Australian Dollar	GBP	Pound Sterling	NOK	Norwegian Krone
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	RUB	Russian Ruble
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
DKK	Danish Krone	KRW	Korean Won	SGD	Singapore Dollar
EUR	Euro	MXN	Mexican Peso	USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2015, the fund used purchased options to manage duration of the fund, manage against anticipated changes in securities markets and changes in currency exchange rates, gain exposure to certain securities markets and foreign currencies, and to maintain diversity and liquidity of the fund. During the year ended July 31, 2015, the fund held purchased options with market values ranging from $35.3 million to $158.8 million, as measured at each quarter end.

During the year ended July 31, 2015, the fund wrote option contracts to manage against anticipated changes in securities markets and changes in currency exchange rates, gain exposure to certain securities markets and foreign currencies, and to maintain diversity and liquidity of the fund. The following tables summarize the fund's written options activities during the year ended July 31, 2015 and the contracts held at July 31, 2015:

	Number of contracts*	Notional amount*	Premiums received
Outstanding, beginning of period	2,393	672,945,000	$11,801,368
Options written	5,279	1,970,647,502	76,798,895
Option closed	(2,393)	(2,342,418,567)	(65,416,279)
Options expired	(2,620)	(18,750,000)	(10,354,427)
Outstanding, end of period	2,659	282,423,935	$12,829,557

* The amounts for options on securities represent number of contracts. The amounts for over the counter index options and foreign currency options represent notional amount.

Options on securities (Exchange-Traded)

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
Apple, Inc.	$125	Jun 2016	2,659	$3,139,081	($2,579,234)

Index options (OTC)

Name of issuer	Counterparty	Exercise price	Expiration date		Notional amount	Premium	Value
Calls
Hang Seng Index	BNP Paribas	25,849.98	Sep 2015	HKD	5,110	$688,795	($151,231)

Foreign currency options (OTC)

Description	Counterparty	Exercise price	Expiration date		Notional amount	Premium	Value
Calls
Euro versus U.S. Dollar	BNP Paribas	1.05	Mar 2016	USD	57,367,530	$1,742,586	($968,988)
Euro versus U.S. Dollar	BNP Paribas	1.05	Apr 2016	USD	225,051,295	7,259,095	(3,919,484)
Total						$9,001,681	($4,888,472)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2015, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity and liquidity of the fund, and gain exposure to treasuries market. During the year ended July 31, 2015, the fund held interest rate swaps with total USD notional amounts ranging from $8.1 billion to $21.4 billion, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of July 31, 2015:

Exchange cleared swaps	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
	571,155,000	AUD	$344,006,693	AUD-BBR-BBSW	Fixed 4.2000%	Dec 2017	$16,247,477	$16,247,477
	193,000,000	AUD	175,398,418	AUD-BBR-BBSW	Fixed 4.0150%	Mar 2018	4,852,777	4,852,777
	374,000,000	AUD	342,696,084	AUD-BBR-BBSW	Fixed 3.5200%	Sep 2018	6,776,768	6,776,768
	38,372,000	AUD	33,504,500	AUD-BBR-BBSW	Fixed 3.4825%	Oct 2018	609,468	609,468
	117,248,000	AUD	101,689,153	AUD-BBR-BBSW	Fixed 3.4450%	Oct 2018	1,798,812	1,798,812
	42,280,000	AUD	37,337,454	AUD-BBR-BBSW	Fixed 3.2775%	Oct 2018	539,001	539,001
	25,535,000	AUD	22,044,363	AUD-BBR-BBSW	Fixed 3.2750%	Nov 2018	322,239	322,239
	24,684,000	AUD	21,467,671	AUD-BBR-BBSW	Fixed 3.2650%	Nov 2018	306,343	306,343
	25,535,000	AUD	22,260,134	AUD-BBR-BBSW	Fixed 3.2875%	Nov 2018	324,907	324,907
	42,558,000	AUD	37,089,295	AUD-BBR-BBSW	Fixed 3.2750%	Nov 2018	534,097	534,097
	25,535,000	AUD	22,253,751	AUD-BBR-BBSW	Fixed 3.2700%	Nov 2018	318,682	318,682
	42,558,000	AUD	37,276,547	AUD-BBR-BBSW	Fixed 3.2525%	Nov 2018	520,076	520,076
	75,116,000	AUD	65,422,254	AUD-BBR-BBSW	Fixed 3.2280%	Nov 2018	890,177	890,177
	24,258,000	AUD	21,167,539	AUD-BBR-BBSW	Fixed 3.2350%	Nov 2018	288,868	288,868
	42,558,000	AUD	37,136,126	AUD-BBR-BBSW	Fixed 3.2300%	Nov 2018	503,822	503,822
	42,558,000	AUD	36,661,604	AUD-BBR-BBSW	Fixed 3.2000%	Nov 2018	486,048	486,048
	42,558,000	AUD	36,723,293	AUD-BBR-BBSW	Fixed 3.2025%	Nov 2018	487,528	487,528
	138,798,000	AUD	110,649,798	AUD-BBR-BBSW	Fixed 2.8900%	May 2019	719,110	719,110
	92,532,000	AUD	73,488,896	AUD-BBR-BBSW	Fixed 2.7750%	May 2019	332,737	332,737
	138,798,000	AUD	109,692,083	AUD-BBR-BBSW	Fixed 2.9075%	May 2019	752,590	752,590
	46,266,000	AUD	36,688,939	AUD-BBR-BBSW	Fixed 2.8350%	May 2019	202,284	202,284
	92,532,000	AUD	73,377,879	AUD-BBR-BBSW	Fixed 2.8325%	May 2019	401,368	401,368
	46,266,000	AUD	36,517,765	AUD-BBR-BBSW	Fixed 2.8225%	May 2019	193,822	193,822

Exchange cleared swaps	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
	76,808,000	AUD	61,338,885	AUD-BBR-BBSW	Fixed 2.9612%	May 2019	466,194	466,194
	48,150,000	AUD	37,395,735	AUD-BBR-BBSW	Fixed 2.9983%	Jun 2019	298,544	298,544
	48,148,050	AUD	37,389,284	AUD-BBR-BBSW	Fixed 2.9008%	Jun 2019	232,111	232,111
	64,197,450	AUD	49,667,875	AUD-BBR-BBSW	Fixed 2.9000%	Jun 2019	302,544	302,544
	16,049,400	AUD	12,413,393	AUD-BBR-BBSW	Fixed 2.9025%	Jun 2019	75,841	75,841
	43,796,200	AUD	33,840,447	AUD-BBR-BBSW	Fixed 2.9000%	Jun 2019	205,452	205,452
	160,493,570	AUD	122,873,416	AUD-BBR-BBSW	Fixed 2.9040%	Jun 2019	756,774	756,774
	32,099,000	AUD	24,555,726	AUD-BBR-BBSW	Fixed 2.9000%	Jul 2019	148,050	148,050
	37,900,000	GBP	58,790,680	Fixed 2.3830%	GBP-LIBOR-BBA	Jul 2021	(264,042)	(264,042)
	37,900,000	GBP	59,146,665	Fixed 2.3800%	GBP-LIBOR-BBA	Jul 2021	(255,466)	(255,466)
	37,900,000	GBP	59,144,819	Fixed 2.3875%	GBP-LIBOR-BBA	Jul 2021	(264,202)	(264,202)
	115,000,000	GBP	178,457,814	Fixed 2.3608%	GBP-LIBOR-BBA	Jul 2021	(666,456)	(666,456)
	209,667,000	GBP	325,181,072	Fixed 2.3145%	GBP-LIBOR-BBA	Jul 2021	(783,235)	(783,235)
	204,291,000	GBP	317,898,324	Fixed 2.2709%	GBP-LIBOR-BBA	Jul 2021	(361,876)	(361,876)
	163,432,000	GBP	255,107,393	Fixed 2.3463%	GBP-LIBOR-BBA	Jul 2021	(824,345)	(824,345)
	49,743,000	USD	49,743,000	Fixed 1.2400%	USD-LIBOR-BBA	Dec 2016	(223,306)	(223,306)
	252,098,000	USD	252,098,000	Fixed 1.2725%	USD-LIBOR-BBA	Dec 2016	(1,197,642)	(1,197,642)
	378,147,000	USD	378,147,000	Fixed 1.2280%	USD-LIBOR-BBA	Dec 2016	(1,613,289)	(1,613,289)
	252,098,000	USD	252,098,000	Fixed 1.2250%	USD-LIBOR-BBA	Dec 2016	(1,064,106)	(1,064,106)
	126,049,000	USD	126,049,000	Fixed 1.1850%	USD-LIBOR-BBA	Dec 2016	(478,822)	(478,822)
	126,049,000	USD	126,049,000	Fixed 1.1575%	USD-LIBOR-BBA	Dec 2016	(444,247)	(444,247)
	126,049,000	USD	126,049,000	Fixed 1.2050%	USD-LIBOR-BBA	Dec 2016	(496,973)	(496,973)
	246,334,000	USD	246,334,000	Fixed 1.2850%	USD-LIBOR-BBA	Dec 2016	(1,160,263)	(1,160,263)
	120,285,000	USD	120,285,000	Fixed 1.3000%	USD-LIBOR-BBA	Dec 2016	(583,322)	(583,322)
	240,570,000	USD	240,570,000	Fixed 1.3300%	USD-LIBOR-BBA	Dec 2016	(1,237,805)	(1,237,805)
	134,430,000	USD	134,430,000	Fixed 1.2700%	USD-LIBOR-BBA	Jan 2017	(558,772)	(558,772)
	134,430,000	USD	134,430,000	Fixed 1.2450%	USD-LIBOR-BBA	Jan 2017	(525,352)	(525,352)
	148,046,000	USD	148,046,000	Fixed 1.1475%	USD-LIBOR-BBA	Jan 2017	(425,425)	(425,425)
	271,954,000	USD	271,954,000	Fixed 1.0765%	USD-LIBOR-BBA	Jan 2017	(568,248)	(568,248)
	175,236,000	USD	175,236,000	Fixed 1.0380%	USD-LIBOR-BBA	Jan 2017	(295,483)	(295,483)
	175,236,000	USD	175,236,000	Fixed 1.0428%	USD-LIBOR-BBA	Jan 2017	(295,606)	(295,606)
	116,824,000	USD	116,824,000	Fixed 1.0575%	USD-LIBOR-BBA	Jan 2017	(208,040)	(208,040)
	116,824,000	USD	116,824,000	Fixed 1.1250%	USD-LIBOR-BBA	Jan 2017	(284,104)	(284,104)
	56,064,000	USD	56,064,000	Fixed 1.0830%	USD-LIBOR-BBA	Feb 2017	(98,129)	(98,129)
	56,064,000	USD	56,064,000	Fixed 1.4100%	USD-LIBOR-BBA	Feb 2017	(264,297)	(264,297)
	262,120,000	USD	262,120,000	Fixed 1.3700%	USD-LIBOR-BBA	Feb 2017	(1,131,520)	(1,131,520)
	209,696,000	USD	209,696,000	Fixed 1.3075%	USD-LIBOR-BBA	Feb 2017	(771,262)	(771,262)
	48,823,000	USD	48,823,000	Fixed 1.3250%	USD-LIBOR-BBA	Feb 2017	(186,128)	(186,128)
	40,866,000	USD	40,866,000	Fixed 1.3170%	USD-LIBOR-BBA	Feb 2017	(152,528)	(152,528)
	81,732,000	USD	81,732,000	Fixed 1.2850%	USD-LIBOR-BBA	Feb 2017	(277,096)	(277,096)
	81,732,000	USD	81,732,000	Fixed 1.2615%	USD-LIBOR-BBA	Mar 2017	(252,821)	(252,821)
	122,598,000	USD	122,598,000	Fixed 1.3070%	USD-LIBOR-BBA	Mar 2017	(429,264)	(429,264)
	163,464,000	USD	163,464,000	Fixed 1.3480%	USD-LIBOR-BBA	Mar 2017	(629,402)	(629,402)
	81,732,000	USD	81,732,000	Fixed 1.3300%	USD-LIBOR-BBA	Mar 2017	(296,761)	(296,761)
	81,732,000	USD	81,732,000	Fixed 1.4110%	USD-LIBOR-BBA	Mar 2017	(360,258)	(360,258)
	81,732,000	USD	81,732,000	Fixed 1.4073%	USD-LIBOR-BBA	Mar 2017	(351,137)	(351,137)
	127,589,000	USD	127,589,000	Fixed 1.3520%	USD-LIBOR-BBA	Mar 2017	(472,972)	(472,972)

Exchange cleared swaps	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
	500,000,000	USD	500,000,000	Fixed 1.2980%	USD-LIBOR-BBA	May 2017	(820,450)	(820,450)
	158,650,000	USD	158,650,000	Fixed 1.4150%	USD-LIBOR-BBA	Jun 2017	(393,484)	(393,484)
	22,854,000	USD	22,854,000	USD-LIBOR-BBA	Fixed 2.9650%	Dec 2024	82,699	82,699
	58,120,000	USD	58,120,000	USD-LIBOR-BBA	Fixed 2.9775%	Dec 2024	241,378	241,378
	58,120,000	USD	58,120,000	USD-LIBOR-BBA	Fixed 2.9763%	Dec 2024	238,181	238,181
	174,360,000	USD	174,360,000	USD-LIBOR-BBA	Fixed 2.8750%	Dec 2024	(70,895)	(70,895)
	58,120,000	USD	58,120,000	USD-LIBOR-BBA	Fixed 2.8600%	Dec 2024	(62,816)	(62,816)
	58,120,000	USD	58,120,000	USD-LIBOR-BBA	Fixed 2.8550%	Dec 2024	(75,591)	(75,591)
	116,240,000	USD	116,240,000	USD-LIBOR-BBA	Fixed 2.7800%	Dec 2024	(536,144)	(536,144)
	58,120,000	USD	58,120,000	USD-LIBOR-BBA	Fixed 2.7850%	Dec 2024	(256,146)	(256,146)
	58,120,000	USD	58,120,000	USD-LIBOR-BBA	Fixed 2.9000%	Dec 2024	34,680	34,680
	55,423,000	USD	55,423,000	USD-LIBOR-BBA	Fixed 2.9200%	Dec 2024	81,788	81,788
	55,423,000	USD	55,423,000	USD-LIBOR-BBA	Fixed 2.9100%	Dec 2024	57,429	57,429
	110,846,000	USD	110,846,000	USD-LIBOR-BBA	Fixed 2.8800%	Dec 2024	(32,943)	(32,943)
	93,064,000	USD	93,064,000	USD-LIBOR-BBA	Fixed 2.7523%	Mar 2025	(627,363)	(627,363)
	46,532,000	USD	46,532,000	USD-LIBOR-BBA	Fixed 2.9110%	Mar 2025	6,524	6,524
	46,532,000	USD	46,532,000	USD-LIBOR-BBA	Fixed 2.8060%	Mar 2025	(207,574)	(207,574)
	46,532,000	USD	46,532,000	USD-LIBOR-BBA	Fixed 2.7853%	Mar 2025	(250,859)	(250,859)
	40,334,000	USD	40,334,000	USD-LIBOR-BBA	Fixed 2.7150%	Mar 2025	(342,855)	(342,855)
	78,200,000	USD	78,200,000	USD-LIBOR-BBA	Fixed 3.1542%	Jun 2025	748,139	748,139
	77,781,000	USD	77,781,000	USD-LIBOR-BBA	Fixed 3.2842%	Jul 2025	1,156,557	1,156,557
	104,003,000	USD	104,003,000	USD-LIBOR-BBA	Fixed 3.3138%	Jul 2025	1,678,203	1,678,203
	156,004,000	USD	156,004,000	USD-LIBOR-BBA	Fixed 3.2908%	Jul 2025	2,360,590	2,360,590
	130,004,000	USD	130,004,000	USD-LIBOR-BBA	Fixed 3.2560%	Jul 2025	1,769,887	1,769,887
	52,748,000	USD	52,748,000	USD-LIBOR-BBA	Fixed 3.2062%	Jul 2025	602,920	602,920
	50,895,000	USD	50,895,000	USD-LIBOR-BBA	Fixed 3.1613%	Jul 2025	481,273	481,273
	208,006,000	USD	208,006,000	USD-LIBOR-BBA	Fixed 3.1769%	Jul 2025	2,105,000	2,105,000
	62,500,000	USD	62,500,000	Fixed 3.6975%	USD-LIBOR-BBA	Sep 2044	(2,452,069)	(2,452,069)
	62,500,000	USD	62,500,000	Fixed 3.7150%	USD-LIBOR-BBA	Sep 2044	(2,511,381)	(2,511,381)
	62,500,000	USD	62,500,000	Fixed 3.7360%	USD-LIBOR-BBA	Sep 2044	(2,582,563)	(2,582,563)
	31,250,000	USD	31,250,000	Fixed 3.7350%	USD-LIBOR-BBA	Sep 2044	(1,289,584)	(1,289,584)
	62,500,000	USD	62,500,000	Fixed 3.7445%	USD-LIBOR-BBA	Sep 2044	(2,610,600)	(2,610,600)
	31,250,000	USD	31,250,000	Fixed 3.7550%	USD-LIBOR-BBA	Sep 2044	(1,323,091)	(1,323,091)
	156,250,000	USD	156,250,000	Fixed 3.7358%	USD-LIBOR-BBA	Sep 2044	(6,451,781)	(6,451,781)
	125,000,000	USD	125,000,000	Fixed 3.7413%	USD-LIBOR-BBA	Sep 2044	(5,199,163)	(5,199,163)
	93,750,000	USD	93,750,000	Fixed 3.6450%	USD-LIBOR-BBA	Sep 2044	(3,410,278)	(3,410,278)
	62,500,000	USD	62,500,000	Fixed 3.6495%	USD-LIBOR-BBA	Sep 2044	(2,288,763)	(2,288,763)
	93,750,000	USD	93,750,000	Fixed 3.6192%	USD-LIBOR-BBA	Sep 2044	(3,278,222)	(3,278,222)
	93,750,000	USD	93,750,000	Fixed 3.6317%	USD-LIBOR-BBA	Sep 2044	(3,351,975)	(3,351,975)
	26,250,000	USD	26,250,000	Fixed 3.5125%	USD-LIBOR-BBA	Oct 2044	(765,970)	(765,970)
	26,250,000	USD	26,250,000	Fixed 3.4750%	USD-LIBOR-BBA	Oct 2044	(712,656)	(712,656)
	26,250,000	USD	26,250,000	Fixed 3.5075%	USD-LIBOR-BBA	Oct 2044	(758,846)	(758,846)
	6,044,000	USD	6,044,000	Fixed 3.2050%	USD-LIBOR-BBA	Dec 2044	(99,889)	(99,889)
	31,448,000	USD	31,448,000	Fixed 3.2000%	USD-LIBOR-BBA	Dec 2044	(506,008)	(506,008)
	47,172,000	USD	47,172,000	Fixed 3.1220%	USD-LIBOR-BBA	Dec 2044	(439,841)	(439,841)
	31,448,000	USD	31,448,000	Fixed 3.0850%	USD-LIBOR-BBA	Dec 2044	(192,038)	(192,038)
	15,724,000	USD	15,724,000	Fixed 2.9900%	USD-LIBOR-BBA	Dec 2044	33,863	33,863

Exchange cleared swaps	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unrealized appreciation (depreciation)	Market value
	15,724,000	USD	15,724,000	Fixed 3.0150%	USD-LIBOR-BBA	Dec 2044	(316)	(316)
	15,724,000	USD	15,724,000	Fixed 3.0000%	USD-LIBOR-BBA	Dec 2044	20,158	20,158
	15,724,000	USD	15,724,000	Fixed 3.0400%	USD-LIBOR-BBA	Dec 2044	(34,849)	(34,849)
	11,607,000	USD	11,607,000	Fixed 3.0950%	USD-LIBOR-BBA	Dec 2044	(81,229)	(81,229)
	11,607,000	USD	11,607,000	Fixed 3.0700%	USD-LIBOR-BBA	Dec 2044	(55,999)	(55,999)
	23,214,000	USD	23,214,000	Fixed 3.0400%	USD-LIBOR-BBA	Dec 2044	(51,449)	(51,449)
	9,286,000	USD	9,286,000	Fixed 2.8150%	USD-LIBOR-BBA	Jan 2045	160,123	160,123
	9,286,000	USD	9,286,000	Fixed 2.8000%	USD-LIBOR-BBA	Jan 2045	172,213	172,213
	4,237,000	USD	4,237,000	Fixed 2.7170%	USD-LIBOR-BBA	Jan 2045	109,071	109,071
	7,763,000	USD	7,763,000	Fixed 2.6481%	USD-LIBOR-BBA	Jan 2045	246,146	246,146
	14,604,000	USD	14,604,000	Fixed 2.6552%	USD-LIBOR-BBA	Jan 2045	453,692	453,692
	14,604,000	USD	14,604,000	Fixed 2.5988%	USD-LIBOR-BBA	Jan 2045	525,050	525,050
	9,736,000	USD	9,736,000	Fixed 2.5750%	USD-LIBOR-BBA	Jan 2045	369,940	369,940
	9,736,000	USD	9,736,000	Fixed 2.7030%	USD-LIBOR-BBA	Jan 2045	261,799	261,799
	4,445,000	USD	4,445,000	Fixed 2.5270%	USD-LIBOR-BBA	Feb 2045	187,066	187,066
	28,641,000	USD	28,641,000	Fixed 2.8200%	USD-LIBOR-BBA	Feb 2045	476,821	476,821
	19,357,000	USD	19,357,000	Fixed 2.8888%	USD-LIBOR-BBA	Feb 2045	206,801	206,801
	4,566,000	USD	4,566,000	Fixed 2.8500%	USD-LIBOR-BBA	Feb 2045	64,087	64,087
	7,129,000	USD	7,129,000	Fixed 2.8270%	USD-LIBOR-BBA	Feb 2045	114,244	114,244
	14,258,000	USD	14,258,000	Fixed 2.8200%	USD-LIBOR-BBA	Feb 2045	237,036	237,036
	14,258,000	USD	14,258,000	Fixed 2.7640%	USD-LIBOR-BBA	Mar 2045	306,099	306,099
	21,387,000	USD	21,387,000	Fixed 2.7761%	USD-LIBOR-BBA	Mar 2045	436,778	436,778
	28,516,000	USD	28,516,000	Fixed 2.8363%	USD-LIBOR-BBA	Mar 2045	433,937	433,937
	14,258,000	USD	14,258,000	Fixed 2.8633%	USD-LIBOR-BBA	Mar 2045	183,356	183,356
	14,258,000	USD	14,258,000	Fixed 2.9560%	USD-LIBOR-BBA	Mar 2045	69,094	69,094
	51,100,000	USD	51,100,000	Fixed 2.9000%	USD-LIBOR-BBA	Mar 2045	187,251	187,251
	102,200,000	USD	102,200,000	Fixed 2.8170%	USD-LIBOR-BBA	Mar 2045	828,474	828,474
	51,100,000	USD	51,100,000	Fixed 2.8813%	USD-LIBOR-BBA	Mar 2045	238,530	238,530
	51,100,000	USD	51,100,000	Fixed 2.8663%	USD-LIBOR-BBA	Mar 2045	279,548	279,548
	14,258,000	USD	14,258,000	Fixed 2.8295%	USD-LIBOR-BBA	Mar 2045	224,792	224,792
	17,112,000	USD	17,112,000	Fixed 2.7655%	USD-LIBOR-BBA	Mar 2045	364,029	364,029
	75,000,000	USD	75,000,000	Fixed 2.9800%	USD-LIBOR-BBA	May 2045	181,688	181,688
	219,000,000	USD	219,000,000	Fixed 3.1375%	USD-LIBOR-BBA	Jun 2045	(2,003,390)	(2,003,390)
	109,500,000	USD	109,500,000	Fixed 3.1378%	USD-LIBOR-BBA	Jun 2045	(1,003,513)	(1,003,513)
	109,500,000	USD	109,500,000	Fixed 3.2259%	USD-LIBOR-BBA	Jun 2045	(1,516,028)	(1,516,028)
	80,000,000	USD	80,000,000	Fixed 3.1800%	USD-LIBOR-BBA	Jun 2045	(912,504)	(912,504)
	79,300,000	USD	79,300,000	Fixed 3.1870%	USD-LIBOR-BBA	Jun 2045	(1,213,885)	(1,213,885)
	116,500,000	USD	116,500,000	Fixed 3.2355%	USD-LIBOR-BBA	Jun 2045	(1,673,138)	(1,673,138)
	120,400,000	USD	120,400,000	Fixed 3.2524%	USD-LIBOR-BBA	Jun 2045	(1,836,883)	(1,836,883)
	58,300,000	USD	58,300,000	Fixed 3.2450%	USD-LIBOR-BBA	Jun 2045	(872,722)	(872,722)
	43,700,000	USD	43,700,000	Fixed 3.2083%	USD-LIBOR-BBA	Jul 2045	(564,665)	(564,665)
	72,800,000	USD	72,800,000	Fixed 3.2226%	USD-LIBOR-BBA	Jul 2045	(995,809)	(995,809)
	14,600,000	USD	14,600,000	Fixed 3.2500%	USD-LIBOR-BBA	Jul 2045	(220,939)	(220,939)
	80,000,000	USD	80,000,000	Fixed 3.1700%	USD-LIBOR-BBA	Jul 2045	(871,424)	(871,424)
Total			$13,784,729,767				($18,653,137)	($18,653,137)

The following are abbreviations for the table above:
BBA	The British Bankers' Association
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
LIBOR	London Interbank Offered Rate

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either the Buyer or the Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit Default Swaps - Buyer Protection

During the year ended July 31, 2015, the fund used CDS as a Buyer of protection to maintain diversity and liquidity of the fund. During the year ended July 31, 2015, the fund held credit default swap contracts with total USD notional amounts up to $548.9 million, as measured at each quarter end. At July 31, 2015, there were no open credit default swaps.

Credit Default Swaps - Seller Protection

The fund used CDS as a Seller of protection during the year ended July 31, 2015 to take a long position in the exposure of the benchmark credit. During the year ended July 31, 2015, the fund acted as Seller on credit default swap contracts with total USD notional amounts up to $499.0 million, as measured at each quarter end. At July 31, 2015, there were no open credit default swaps.

Total Return Swaps Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller.

During the year ended July 31, 2015, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets, and maintain diversity and liquidity of the fund. During the year ended July 31, 2015, the fund held total return swaps with total USD notional amounts up to $448.1 million, as measured at each quarter end. The following table summarizes the total return swap contracts held as of July 31, 2015:

Pay/ receive	Reference entity	Floating rate	Currency	Notional amount/ contract amount	Maturity date	Counterparty	Unrealized appreciation (depreciation)	Market value
Pay	Aegon NV	EURIBOR	EUR	23,850,179	Jun 2016	Morgan Stanley	($2,110,091)	($2,110,091)
Pay	Allianz SE	EURIBOR	EUR	40,875,407	Jun 2016	Morgan Stanley	(3,392,154)	(3,392,154)
Pay	Assicurazioni Generali SpA	EURIBOR	EUR	38,895,965	Jun 2016	Morgan Stanley	(6,075,798)	(6,075,798)
Pay	AXA SA	EURIBOR	EUR	40,558,530	Jun 2016	Morgan Stanley	(4,481,358)	(4,481,358)
Pay	Baloise Holding AG	LIBOR	CHF	11,460,204	Jun 2016	Morgan Stanley	(954,372)	(954,372)
Pay	Delta Lloyd NV	EURIBOR	EUR	1,916,005	Jun 2016	Morgan Stanley	(205,405)	(205,405)
Pay	Delta Lloyd NV	EURIBOR	EUR	8,746,541	Jun 2016	Morgan Stanley	(937,671)	(937,671)
Pay	Hang Seng Index	HIBOR	HKD	311,907,512	Jul 2016	BNP Paribas SA	—	—

Pay/ receive	Reference entity	Floating rate	Currency	Notional amount/ contract amount	Maturity date	Counterparty	Unrealized appreciation (depreciation)	Market value
Pay	Muenchener Rueckver AG	EURIBOR	EUR	40,933,380	Jun 2016	Morgan Stanley	(1,840,481)	(1,840,481)
Pay	NN Group NV	EURIBOR	EUR	5,675,094	Jun 2016	Morgan Stanley	(611,324)	(611,324)
Pay	Russell 2000 Index	LIBOR	USD	103,146,023	Jun 2016	BNP Paribas SA	3,672,557	3,672,557
Pay	Storebrand ASA	NIBOR	NOK	25,689,665	Jun 2016	Morgan Stanley	20,177	20,177
Pay	Swiss Life Holding AG	LIBOR	CHF	14,220,168	Jun 2016	Morgan Stanley	(1,023,776)	(1,023,776)
Pay	Zurich Insurance Group AG	LIBOR	CHF	42,651,788	Jun 2016	Morgan Stanley	(1,296,692)	(1,296,692)
							($19,236,388)	(19,236,388)

The following are abbreviations for the table above:
EURIBOR	Euro Interbank Offered Rate
HIBOR	Hong Kong Interbank Offered Rate
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

During the year ended July 31, 2015, the fund used variance swaps to maintain diversity and liquidity of the fund and manage against anticipated changes in securities markets/volatility. During the year ended July 31, 2015, the fund held variance swaps with total USD notional amounts ranging from $15.4 million to $18.4 million, as measured at each quarter end. The following table summarizes the variance swap contracts held as of July 31, 2015:

Counterparty	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive variance	Maturity date	Volatility strike price	Unrealized appreciation (depreciation)	Market value
Barclays Bank PLC	FTSE 100	GBP	129,000	$192,668	Pay	Dec 2016	19.85%	$551,707	$551,707
Barclays Bank PLC	Hang Seng Index	HKD	1,500,000	193,001	Receive	Dec 2016	27.75%	179,764	179,764
Barclays Bank PLC	KOSPI 200	KRW	220,000,000	194,700	Receive	Dec 2016	20.70%	(551,632)	(551,632)
Barclays Bank PLC	S&P 500 Index	USD	195,000	195,000	Pay	Dec 2016	20.80%	544,476	544,476
BNP Paribas SA	FTSE 100	GBP	100,000	156,060	Receive	Oct 2015	14.71%	(77,142)	(77,142)
BNP Paribas SA	FTSE 100	GBP	377,000	635,302	Pay	Dec 2015	17.00%	1,886,797	1,886,797
BNP Paribas SA	FTSE 100	GBP	50,000	82,727	Pay	Dec 2016	18.65%	169,434	169,434
BNP Paribas SA	FTSE 100	GBP	265,000	438,333	Pay	Dec 2016	18.60%	864,473	864,473
BNP Paribas SA	FTSE 100	GBP	141,044	220,466	Pay	Dec 2016	19.20%	514,690	514,690
BNP Paribas SA	Hang Seng Index	HKD	4,966,000	640,649	Receive	Dec 2015	26.00%	(928,344)	(928,344)
BNP Paribas SA	Hang Seng Index	HKD	2,000,000	258,062	Receive	Dec 2016	27.50%	(34,535)	(34,535)
BNP Paribas SA	Hang Seng Index	HKD	621,000	80,123	Receive	Dec 2016	27.25%	6,492	6,492
BNP Paribas SA	Hang Seng Index	HKD	1,400,000	180,639	Receive	Dec 2016	27.40%	6,226	6,226

Counterparty	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive variance	Maturity date	Volatility strike price	Unrealized appreciation (depreciation)	Market value
BNP Paribas SA	Hang Seng Index	HKD	775,000	99,911	Receive	Dec 2016	25.20%	(374,118)	(374,118)
BNP Paribas SA	Hang Seng Index	HKD	1,712,500	220,825	Receive	Dec 2016	28.20%	8,167	8,167
BNP Paribas SA	KOSPI 200	KRW	380,964,765	331,490	Receive	Oct 2015	15.00%	(459,109)	(459,109)
BNP Paribas SA	KOSPI 200	KRW	315,000,000	293,265	Receive	Dec 2015	22.50%	(2,162,757)	(2,162,757)
BNP Paribas SA	KOSPI 200	KRW	300,000,000	293,100	Receive	Dec 2015	20.15%	(1,625,355)	(1,625,355)
BNP Paribas SA	KOSPI 200	KRW	330,000,000	321,750	Receive	Dec 2015	20.05%	(1,771,130)	(1,771,130)
BNP Paribas SA	KOSPI 200	KRW	60,000,000	58,800	Receive	Dec 2015	19.65%	(304,645)	(304,645)
BNP Paribas SA	KOSPI 200	KRW	300,000,000	281,400	Receive	Dec 2016	21.40%	(1,105,694)	(1,105,694)
BNP Paribas SA	KOSPI 200	KRW	603,776,458	542,466	Receive	Dec 2016	20.00%	(707,083)	(707,083)
BNP Paribas SA	S&P 500 Index	USD	64,000	64,000	Pay	Dec 2015	17.75%	265,677	265,677
BNP Paribas SA	S&P 500 Index	USD	300,000	300,000	Pay	Dec 2015	20.60%	1,942,386	1,942,386
BNP Paribas SA	S&P 500 Index	USD	300,000	300,000	Pay	Dec 2015	18.30%	1,386,440	1,386,440
BNP Paribas SA	S&P 500 Index	USD	318,000	318,000	Pay	Dec 2015	18.20%	1,448,673	1,448,673
BNP Paribas SA	S&P 500 Index	USD	136,000	136,000	Receive	Dec 2016	19.95%	151,372	151,372
BNP Paribas SA	S&P 500 Index	USD	128,000	128,000	Pay	Dec 2016	19.20%	324,544	324,544
BNP Paribas SA	S&P 500 Index	USD	279,000	279,000	Pay	Dec 2016	21.10%	1,003,744	1,003,744
BNP Paribas SA	S&P 500 Index	USD	120,000	120,000	Pay	Dec 2016	22.55%	577,117	577,117
BNP Paribas SA	S&P 500 Index	USD	402,000	402,000	Receive	Dec 2016	20.25%	576,045	576,045
Citibank N.A.	Hang Seng Index	HKD	120,000	15,481	Receive	Dec 2015	20.80%	(39,558)	(39,558)
Citibank N.A.	S&P 500 Index	USD	100,000	100,000	Pay	Dec 2015	18.00%	416,628	416,628
Goldman Sachs International	FTSE 100	GBP	57,000	96,988	Pay	Dec 2015	17.00%	256,601	256,601
Goldman Sachs International	FTSE 100	GBP	30,000	50,940	Pay	Dec 2015	17.20%	145,185	145,185
Goldman Sachs International	FTSE 100	GBP	50,000	84,805	Pay	Dec 2015	17.25%	244,102	244,102
Goldman Sachs International	FTSE 100	GBP	52,000	88,551	Pay	Dec 2015	16.85%	222,969	222,969
Goldman Sachs International	FTSE 100	GBP	135,300	229,846	Pay	Dec 2015	16.95%	593,620	593,620
Goldman Sachs International	FTSE 100	GBP	126,700	217,341	Pay	Dec 2015	16.75%	506,782	506,782
Goldman Sachs International	FTSE 100	GBP	75,000	119,812	Pay	Dec 2016	20.00%	364,590	364,590
Goldman Sachs International	FTSE 100	GBP	51,280	82,535	Pay	Dec 2016	19.60%	221,597	221,597
Goldman Sachs International	FTSE 100	GBP	72,000	113,011	Pay	Dec 2016	19.20%	259,756	259,756
Goldman Sachs International	FTSE 100	GBP	85,000	126,068	Pay	Dec 2016	19.70%	342,897	342,897
Goldman Sachs International	Hang Seng Index	HKD	750,000	96,756	Receive	Dec 2015	25.90%	(63,715)	(63,715)
Goldman Sachs International	Hang Seng Index	HKD	1,450,000	187,065	Receive	Dec 2015	26.10%	(179,295)	(179,295)
Goldman Sachs International	Hang Seng Index	HKD	300,000	38,700	Receive	Dec 2015	25.45%	(6,439)	(6,439)
Goldman Sachs International	Hang Seng Index	HKD	1,413,000	182,284	Receive	Dec 2015	25.40%	(21,753)	(21,753)
Goldman Sachs International	Hang Seng Index	HKD	1,600,000	206,450	Receive	Dec 2015	25.70%	(46,341)	(46,341)
Goldman Sachs International	Hang Seng Index	HKD	800,000	103,102	Receive	Dec 2016	28.70%	(104,952)	(104,952)
Goldman Sachs International	Hang Seng Index	HKD	638,625	82,346	Receive	Dec 2016	28.30%	(48,634)	(48,634)
Goldman Sachs International	Hang Seng Index	HKD	1,300,000	167,577	Receive	Dec 2016	24.70%	(559,050)	(559,050)

Counterparty	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive variance	Maturity date	Volatility strike price	Unrealized appreciation (depreciation)	Market value
Goldman Sachs International	Hang Seng Index	HKD	876,800	113,043	Receive	Dec 2016	28.10%	21,305	21,305
Goldman Sachs International	Hang Seng Index	HKD	1,300,000	167,424	Receive	Dec 2016	28.15%	97,471	97,471
Goldman Sachs International	KOSPI 200	KRW	500,000,000	463,000	Receive	Dec 2015	21.30%	(3,089,755)	(3,089,755)
Goldman Sachs International	KOSPI 200	KRW	150,000,000	142,500	Receive	Dec 2015	20.85%	(883,830)	(883,830)
Goldman Sachs International	KOSPI 200	KRW	77,000,000	75,713	Receive	Dec 2015	19.15%	(367,345)	(367,345)
Goldman Sachs International	KOSPI 200	KRW	75,000,000	73,350	Receive	Dec 2015	19.35%	(365,489)	(365,489)
Goldman Sachs International	KOSPI 200	KRW	582,730,000	574,875	Receive	Dec 2015	19.00%	(2,720,112)	(2,720,112)
Goldman Sachs International	KOSPI 200	KRW	264,000,000	250,008	Receive	Dec 2015	20.80%	(1,455,988)	(1,455,988)
Goldman Sachs International	KOSPI 200	KRW	147,927,500	140,679	Receive	Dec 2015	20.55%	(795,611)	(795,611)
Goldman Sachs International	KOSPI 200	KRW	125,125,000	122,622	Receive	Dec 2016	20.45%	(436,103)	(436,103)
Goldman Sachs International	KOSPI 200	KRW	300,000,000	285,100	Receive	Dec 2016	21.00%	(1,030,064)	(1,030,064)
Goldman Sachs International	KOSPI 200	KRW	150,000,000	132,600	Receive	Dec 2016	20.00%	(294,426)	(294,426)
Goldman Sachs International	S&P 500 Index	USD	500,000	500,000	Pay	Dec 2015	19.45%	2,773,830	2,773,830
Goldman Sachs International	S&P 500 Index	USD	100,000	100,000	Pay	Dec 2015	19.05%	523,662	523,662
Goldman Sachs International	S&P 500 Index	USD	60,000	60,000	Pay	Dec 2015	17.40%	227,138	227,138
Goldman Sachs International	S&P 500 Index	USD	90,000	90,000	Pay	Dec 2015	17.80%	364,956	364,956
Goldman Sachs International	S&P 500 Index	USD	147,400	147,400	Pay	Dec 2015	17.70%	576,819	576,819
Goldman Sachs International	S&P 500 Index	USD	111,000	111,000	Pay	Dec 2015	17.65%	431,496	431,496
Goldman Sachs International	S&P 500 Index	USD	125,000	125,000	Pay	Dec 2015	17.00%	410,260	410,260
Goldman Sachs International	S&P 500 Index	USD	120,000	120,000	Pay	Dec 2016	18.70%	270,753	270,753
Goldman Sachs International	S&P 500 Index	USD	191,000	191,000	Pay	Dec 2016	20.50%	597,554	597,554
Goldman Sachs International	S&P 500 Index	USD	93,000	93,000	Pay	Dec 2016	20.30%	271,421	271,421
Goldman Sachs International	S&P 500 Index	USD	230,000	230,000	Pay	Dec 2016	22.25%	1,053,429	1,053,429
Goldman Sachs International	S&P 500 Index	USD	270,000	270,000	Pay	Dec 2016	20.10%	593,163	593,163
Merrill Lynch International	FTSE 100	GBP	125,000	195,105	Receive	Oct 2015	14.60%	(93,793)	(93,793)
Morgan Stanley	FTSE 100	GBP	101,000	173,074	Pay	Dec 2015	16.60%	380,334	380,334
Morgan Stanley	FTSE 100	GBP	40,000	67,514	Pay	Dec 2016	19.10%	167,188	167,188
Morgan Stanley	FTSE 100	GBP	62,000	104,526	Pay	Dec 2016	19.45%	288,802	288,802
Morgan Stanley	Hang Seng Index	HKD	650,000	83,843	Receive	Dec 2015	21.00%	(243,632)	(243,632)
Morgan Stanley	Hang Seng Index	HKD	1,337,500	172,566	Receive	Dec 2015	25.60%	6,704	6,704
Morgan Stanley	Hang Seng Index	HKD	500,000	64,516	Receive	Dec 2016	28.00%	(58,688)	(58,688)
Morgan Stanley	Hang Seng Index	HKD	1,937,600	249,993	Receive	Dec 2016	23.90%	(762,656)	(762,656)
Morgan Stanley	Hang Seng Index	HKD	1,250,000	161,290	Receive	Dec 2016	28.15%	(172,642)	(172,642)

Counterparty	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive variance	Maturity date	Volatility strike price	Unrealized appreciation (depreciation)	Market value
Morgan Stanley	Hang Seng Index	HKD	1,937,825	249,999	Receive	Dec 2016	24.75%	(937,132)	(937,132)
Morgan Stanley	KOSPI 200	KRW	100,000,000	97,100	Receive	Dec 2016	21.70%	(416,688)	(416,688)
Morgan Stanley	S&P 500 Index	USD	70,000	70,000	Pay	Dec 2015	18.00%	300,372	300,372
Morgan Stanley	S&P 500 Index	USD	97,000	97,000	Pay	Dec 2016	20.00%	301,190	301,190
Morgan Stanley	S&P 500 Index	USD	250,000	250,000	Pay	Dec 2016	21.40%	1,041,759	1,041,759
Morgan Stanley	S&P 500 Index	USD	250,000	250,000	Pay	Dec 2016	21.75%	1,107,066	1,107,066
				$17,212,235				$2,494,388	$2,494,388

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

During the year ended July 31, 2015, the fund used inflation swaps to manage duration of the fund, maintain diversity and liquidity of the fund and manage against anticipated changes in inflation. During the year ended July 31, 2015, the fund held inflation swaps with total USD notional amounts up to $160.3 million, as measured at each quarter end. At July 31, 2015, there were no open inflation swap contracts.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Interest rate contracts	Investments, at value*	Purchased options	$16,007,744	—
Interest rate contracts	Swap contracts, at value	Interest rate swaps^	59,911,445	($78,564,582)
Interest rate contracts	Receivable/payable for futures	Futures†	1,265,042	—
Foreign exchange contracts	Written options, at value	Written options	—	(4,888,472)
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	168,614,403	(74,896,654)
Equity contracts	Investments, at value*	Purchased options	19,321,826	—
Equity contracts	Written options, at value	Written options	—	(2,730,465)
Equity contracts	Receivable/payable for futures	Futures†	52,203,311	(11,031,053)
Equity contracts	Swap contracts, at value	Variance swaps^	27,789,623	(25,295,235)
Equity contracts	Swap contracts, at value	Total return swaps^	3,692,734	(22,929,122)

* Purchased options are included in the Fund's investments.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts. Variation margin for cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

	Asset	Liability
Purchased options	$20,768,202	—
Forward foreign currency contracts	168,614,403	($74,896,654)
Written options	—	(5,039,703)
Total return swaps	3,692,734	(22,929,122)
Variance swaps	27,789,623	(25,295,235)
Totals	$220,864,962	($128,160,714)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Bank PLC	$31,187,499	$18,303,412	—	$12,884,087
BNP Paribas SA	6,403,936	9,087,657	—	(2,683,721)
Citibank N.A.	21,614,398	20,074,070	—	1,540,328
Deutsche Bank AG	(2,504,240)	771,554	$3,152,052	(123,742)
Goldman Sachs Bank	1,721,580	—	—	1,721,580
HSBC Bank PLC	12,599,300	9,322,988	—	3,276,312
Merrill Lynch	5,361,059	3,344,141	—	2,016,918
Morgan Stanley	(8,500,480)	—	5,391,214	(3,109,266)
Royal Bank of Scotland PLC	31,440,329	21,710,000	—	9,730,329
UBS AG London	(6,619,133)	—	9,652,947	3,033,814
Totals	$92,704,248	$82,613,822	$18,196,213	$28,286,639

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Investments (purchased options)	Written options	Futures contracts	Swap contracts	Investments and foreign currency transactions*	Total
Interest rate contracts	Net realized gain (loss)	—	$444,322	—	($7,113,205)	—	($6,668,883)
Foreign exchange contracts	Net realized gain (loss)	—	(345,052)	—	—	$738,160,443	737,815,391
Equity contracts	Net realized gain (loss)	$17,762,872	38,299,014	($56,141,824)	(2,729,933)	—	(2,809,871)
Credit contracts	Net realized gain (loss)	—	—	—	6,646,518	—	6,646,518
Total		$17,762,872	$38,398,284	($56,141,824)	($3,196,620)	$738,160,443	$734,983,155

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Investments (purchased options)	Futures contracts	Written options	Swap contracts	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*	Total
Interest rate contracts	Change in unrealized appreciation (depreciation)	($4,035,871)	$1,265,042	—	($79,147,211)	—	($81,918,040)
Foreign exchange contracts	Change in unrealized appreciation (depreciation)	(2,615,959)	—	$3,046,853	—	$43,057,747	43,488,641
Equity contracts	Change in unrealized appreciation (depreciation)	(37,529,523)	195,603	(2,789,864)	(5,962,719)	—	(46,086,503)
Credit contracts	Change in unrealized appreciation (depreciation)	—	—	—	(2,271,953)	—	(2,271,953)
Total		($44,181,353)	$1,460,645	$256,989	($87,381,883)	$43,057,747	($86,787,855)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis equal, to the sum of: (a) 1.30% of the first $200 million of the fund's average daily net assets; and (b) 1.25% of the next $300 million of the fund's average daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply; (a) 1.20% of the first $3.0 billion of the fund's average daily net assets; (b) 1.15% of the next $2.5 billion of the fund's average daily net assets; (c) 1.12% of the next $1.5 billion of the fund's average daily net assets; (d) 1.10% of the next $3.0 billion of the fund's average daily net assets; and (e) 1.07% of the fund's average daily net assets in excess of $10.0 billion. The advisor has a subadvisory agreement with Standard Life Investment (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and reimburse operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.00% for Class R2 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, acquired fund expenses, short dividend expenses, litigation and indemnification expenses and other extraordinary expenses. This fee waiver and/or reimbursements will continue in effect until November 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time. Prior to December 1, 2014, the Advisor contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.50% for Class R6 shares.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses and blue-sky fees and printing and postage fees for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on November 30, 2015, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Effective December 1, 2014, the Advisor has voluntarily agreed to waive and/or reimburse all blue sky fees and printing and postage for Class A, Class C, Class I, Class R2, Class R6 and Class NAV shares of the fund until November 30, 2015.

The Advisor has voluntarily agreed to reduce a portion of its management fee or make payments to the fund if certain expenses of the fund exceed 0.20% of average net assets. Expenses excluded from this waiver include taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, Rule 12b-1 fees, short dividend expense, and acquired fund fees. Prior to December 1, 2014 this voluntary waiver also excluded blue sky fees and printing and postage. This expense reduction will continue in effect until terminated at any time by the Advisor upon notice to the fund.

For the year ended July 31, 2015, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$128,480	Class R6	$120,081
Class C	32,343	Class NAV	128,378
Class I	569,193	Total	$978,868
Class R2	393

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2015 were equivalent to a net annual effective rate of 1.15% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—

Class	Rule 12b-1 fee	Service fee
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $805,507 for the year ended July 31, 2015. Of this amount, $131,412 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $667,631 was paid as sales commissions to broker-dealers and $6,464 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2015, CDSCs received by the Distributor amounted to $9 and $37,793 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees	State registration fees	Printing and postage
Class A	$2,793,494	$1,153,443	$44,146	$36,921
Class C	2,338,333	290,453	8,635	3,184
Class I	—	4,688,303	51,002	46,099
Class R2	10,170	363	6,505	312
Class R6	—	58,467	6,464	1,098
Total	$5,141,997	$6,191,029	$116,752	$87,614

Effective December 1, 2014, state registration fees and printing and postage are treated as fund level expenses and are not included in the table above. For the period December 1, 2014 to July 31, 2015, state registration fees and printing and postage amounted to $212,492 and $181,682, respectively.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2015 and 2014 were as follows:

		Year ended 7-31-15		Year ended 7-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	37,675,450	$424,004,284	56,648,539	$623,966,801
Distributions reinvested	3,736,468	40,876,964	1,305,500	14,386,611
Repurchased	(31,877,856)	(359,107,125)	(78,728,641)	(876,234,160)
Net increase (decrease)	9,534,062	$105,774,123	(20,774,602)	($237,880,748)
Class C shares
Sold	10,658,933	$119,761,297	7,878,744	$86,416,862
Distributions reinvested	749,921	8,211,635	64,825	715,016
Repurchased	(3,407,187)	(38,271,255)	(3,351,778)	(36,940,662)
Net increase	8,001,667	$89,701,677	4,591,791	$50,191,216
Class I shares
Sold	227,301,808	$2,565,685,954	222,055,210	$2,464,261,419
Distributions reinvested	16,810,982	184,080,248	2,658,482	29,323,051
Repurchased	(102,999,491)	(1,159,570,641)	(75,057,959)	(830,458,267)
Net increase	141,113,299	$1,590,195,561	149,655,733	$1,663,126,203
Class R2 shares
Sold	414,852	$4,640,491	109,492	$1,205,873
Distributions reinvested	3,846	42,113	960	10,592
Repurchased	(34,391)	(386,811)	(118,578)	(1,327,571)
Net increase (decrease)	384,307	$4,295,793	(8,126)	($111,106)
Class R6 shares
Sold	39,799,457	$446,749,435	14,175,688	$157,581,970
Distributions reinvested	1,167,550	12,784,671	70,514	777,061
Repurchased	(9,059,720)	(102,160,683)	(489,022)	(5,387,011)
Net increase	31,907,287	$357,373,423	13,757,180	$152,972,020
Class NAV shares
Sold	37,179,692	$418,815,461	11,975,959	$131,714,718
Distributions reinvested	3,955,973	43,278,341	997,279	10,990,010
Repurchased	(3,497,210)	(39,554,385)	(913,248)	(10,035,124)
Net increase	37,638,455	$422,539,417	12,059,990	$132,669,604
Total net increase	228,579,077	$2,569,879,994	159,281,966	$1,760,967,189

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $2,793,650,137 and $3,864,408,363, respectively, for the year ended July 31, 2015.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2015, funds within the John Hancock group of funds complex held 15.1% of the fund's net assets. At July 31, 2015, the fund had no affiliate ownership of 5% or more of the fund's net assets.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Absolute Return Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Absolute Return Strategies Fund (the "Fund") at July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor), for John Hancock Global Absolute Return Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2014. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the Fund Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2005	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2005	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2005	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2012	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2008	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2008	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2012	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2005	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2012	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF216832	395A 7/15 9/15

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year July 31, 2015 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)

Not applicable

(c)

Not applicable

(d)

Not applicable

(e)

Not applicable

(f)(1)

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2)

Not applicable.

(f)(3)

The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

AUDIT FEES:

2015:

$526,537

2014:     $518,111

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)

AUDIT RELATED FEES:

2015:

$4,680

2014:     $6,138

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls reviews. Additionally, amounts billed to control affiliates were $103,940 and $98,642 for the fiscal years ended July 31, 2015 and 2014, respectively.

(c)

TAX FEES:

2015:

$31,500

2014:     $38,850

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d)

ALL OTHER FEES:

2015:

$21,223

2014:     $5,308

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)

(1)  Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)

Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s  principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $6,343,672 for the fiscal year ended July 31, 2015 and $6,231,775 for the fiscal year ended July 31, 2014.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

This schedule is included as part of the Report to shareholders filed under Item 1 of this form.

(b)

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR.  Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2)  The certifications required by Rule 30a-2(a) under the 1940 Act.

(b)  The certifications required by Rule 30a-2(b) under the 1940 Act.

(c)(1) Contact person at the registrant.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott

___________________________

Andrew Arnott

President

Date: September 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

___________________________

Andrew Arnott

President

Date: September 21, 2015

/s/ Charles A. Rizzo

___________________________

Charles A. Rizzo

Chief Financial Officer

Date: September 21, 2015